As filed with the U.S. Securities and Exchange Commission on April 22, 2008

Registration No. 333-100567

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-5130

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 POST EFFECTIVE AMENDMENT NO.8  ☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 AMENDMENT NO. 10  ☒

John Hancock Life Insurance Company (U.S.A.)

SEPARATE ACCOUNT N

(Exact Name of Registrant)

John Hancock Life Insurance Company (U.S.A.)

(Name of Depositor)

197 Clarendon Street Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET, ESQ.

John Hancock Life Insurance Company (U.S.A.)

U.S. INSURANCE LAW JOHN HANCOCK PLACE BOSTON, MA 02117

(Name and complete address of agent for service)

Copy to: THOMAS C. LAUERMAN, ESQ.

Jorden Burt LLP 1025 Thomas Jefferson Street, N.W.

Suite 400 East Washington, D.C. 20007-5208

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 28, 2008 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485

☐	on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

☐	this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 28, 2008

John Hancock Life Insurance Company (U.S.A.)

Separate Account N

Corporate VUL

A Flexible Premium Variable Life Insurance Policy

500 Index	Fundamental Value	Mid Cap Value
500 Index B	Global	Money Market
Active Bond	Global Allocation	Natural Resources
All Cap Core	Global Bond	Optimized All Cap
All Cap Growth	Global Real Estate	Optimized Value
All Cap Value	Health Sciences	Pacific Rim
American Asset Allocation	High Yield	PIMCO VIT All Asset
American Blue Chip Income and Growth	Income & Value	Real Estate Securities
American Bond	Index Allocation	Real Return Bond
American Growth	International Core	Science & Technology
American Growth-Income	International Equity Index A	Small Cap
American International	International Opportunities	Small Cap Index
Blue Chip Growth	International Small Cap	Small Cap Opportunities
Capital Appreciation	International Value	Small Cap Value
Capital Appreciation Value	Investment Quality Bond	Small Company Value
Classic Value	Large Cap	Strategic Bond
Core Allocation Plus	Large Cap Value	Strategic Income
Core Bond	Lifestyle Aggressive	Total Return
Core Equity	Lifestyle Balanced	Total Stock Market Index
Disciplined Diversification	Lifestyle Conservative	U.S. Core
Emerging Growth	Lifestyle Growth	U.S. Government Securities
Emerging Small Company	Lifestyle Moderate	U.S. High Yield Bond
Equity-Income	Mid Cap Index	U.S. Large Cap
Financial Services	Mid Cap Intersection	Utilities
Franklin Templeton Founding Allocation	Mid Cap Stock	Value

* * * * * * * * * * *

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

RISKS/BENEFITS SUMMARY	3	Monthly Deductions	33
Benefits	3	Asset Based Risk Charge Deducted from Investment Accounts	34
Risks	4	Investment Management Fees and Expenses	34
FEE TABLE	4	Reduction in Charges and Enhanced Surrender Values	34
Table of Investment Options and Investment Subadvisers	11	Company Tax Considerations	35
Policy Summary	21	Policy Value	35
General	21	Determination of the Policy Value	35
Death Benefits	21	Units and Unit Values	35
Premiums	21	Transfers of Policy Value	35
Policy Value	21	POLICY LOANS	37
Policy Loans	21	Interest Charged on Policy Loans	37
Surrender and Partial Withdrawals	22	Loan Account	37
Lapse and Reinstatement	22	Policy Surrender and Partial Withdrawals	38
Charges and Deductions	22	Policy Surrender	38
Investment Options and Investment Subadvisers	22	Partial Withdrawals	38
Investment Management Fees and Expenses	22	Lapse and Reinstatement	38
General Information about John Hancock USA, Ratings and the Separate Account	22	Lapse	38
John Hancock USA	22	Reinstatement	38
Ratings	23	The General Account	38
The Separate Account	23	Fixed Account	38
Issuing a Policy	23	Other Provisions of the Policy	39
Use of the Policy	23	Policy owner Rights	39
Requirements	23	Beneficiary	39
Temporary Insurance Agreement	24	Incontestability	39
Underwriting	24	Misstatement of Age or Sex	39
Right to Examine the Policy	24	Suicide Exclusion	39
Life Insurance Qualification	25	Supplementary Benefits	40
Death Benefits	26	Tax Treatment of the Policy	40
Flexible Term Insurance Option Rider	27	Other Information	43
Death Benefit Options	28	Payment of Proceeds	43
Changing the Death Benefit Option	28	Reports to Policy owners	43
Changing the Face Amount and Scheduled Death Benefits	29	Distribution of the Policies	43
Premium Payments	31	Responsibilities of John Hancock USA	44
Initial Premiums	31	Voting Rights	45
Subsequent Premiums	31	Substitution of Portfolio Shares	45
Premium Limitations	31	Records and Accounts	45
Premium Allocation	31	State Regulation	46
Charges and Deductions	32	Further Information	46
Premium Load	32	Financial Statements	46
Sales Load or Surrender Charge	32	Appendix A: Definitions	47

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This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus, the portfolios prospectuses, or the corresponding Statements of Additional Information.

The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus.

RISKS/BENEFITS SUMMARY

Benefits

Some of the benefits of purchasing the policy are described below. Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

Access To Your Policy Values. Variable life insurance offers access to Policy Value. You may borrow against your policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations on partial withdrawals. See “Policy Surrender and Partial Withdrawals” for further information.

Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.

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Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.

Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options and an additional policy rider. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

Risks

Some of the risks of purchasing the policy are described below.

Fluctuating Investment Performance. Policy Value invested in a sub-account is not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the portfolio prospectuses. You should review these prospectuses carefully before allocating Policy Value to any sub-accounts.

Unsuitable for Short-Term Investment. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Since withdrawals reduce your Policy Value, withdrawals increase the risk of lapse.

Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.

Adverse Consequences of Early Surrender. There are surrender charges assessed if you surrender your policy in the first 10 years from the purchase of the policy or the effective date of a Face Amount increase. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered. In addition, there are adverse consequences associated with partial withdrawals including potential policy lapse and adverse tax consequences. There may also be adverse consequences associated with full surrender of the policy.

Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Premium Load Charge Imposed on Premium (Load)	Upon receipt of premium	2% of each premium paid
Maximum Sales Load Charge Imposed on Premium/1/	Upon receipt of premium	8% (Coverage Year 1)/2/
Maximum Surrender Charge (Load)/1/

Upon termination or reduction of any

Coverage Amount that is subject to a surrender charge including surrender of the policy for its Net Cash Surrender Value, partial withdrawal in excess of the Free Withdrawal Amount, decrease in the Face Amount, or policy lapse.

5% (Coverage Year 1)/3/
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)

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Dollar Cost Averaging	Upon transfer	Guaranteed	$5.00
		Current	$0.00
Asset Allocation Rebalancer	Upon transfer	Guaranteed	$15.00
		Current	$5.00

1	A policy is subject to either a Sales Charge or a Surrender Charge but not both. The policy indicates which charge is applicable.

2	The Sales Load Charge declines in subsequent Coverage Years as noted below:

Coverage Year	Percentage	Coverage Year	Percentage
1	8.00%	4	2.00%
2	6.00%	5	1.00%
3	3.00%	6+	0.00%

3	The Surrender Charge declines in subsequent Policy Years as noted below:

Coverage Year	Percentage	Coverage Year	Percentage
1	5.00%	6	1.50%
2	4.00%	7	1.00%
3	3.00%	8	1.00%
4	2.50%	9	0.50%
5	2.00%	10+	0.00%

The surrender charge are a percentage of the sum of all premium payments attributed to a Coverage Amount in the first five Coverage Years.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fees and expenses of the portfolios, the underlying variable investment options for your policy.

Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance/1/	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per month per $1,000 of the net amount at risk.
		Charge for a Representative policy owner (a 45 year old non-smoking male) (rating classification is for short form underwriting)	Policy Subject to Sales Charge: The Cost of Insurance rate is $0.16 per month per $1,000 of the net amount at risk.
Policy Subject to Surrender Charge: The Cost of Insurance rate is $0.35 per month per $1,000 of the net amount at risk.
Cost of Insurance -Optional FTIO Rider (Flexible Term Insurance Option)/1/	Monthly	Minimum and Maximum Charges	The possible range of the cost of insurance is from $0.00 to $83.33 per month per $1,000 of the net amount at risk
		Charge for a Representative policy owner (a 45 year old non-smoking male) rating classification is for short form underwriting)	The Cost of Insurance rate is $0.10 per month per $1,000 of the net amount at risk

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Mortality and Expense Risk Fees	Monthly	0.04% (0.50% annually)/2/
Administration Fees	Monthly	$12 per Policy Month
Loan Interest Rate (Net)	Annually	0.75%/3/

1	The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. A policy owner may obtain additional information regarding cost of insurance charge by contacting the Company. The election (or failure to elect) the optional FTIO rider will impact the total cost of insurance charges.

2	Currently the Company is charging the following rates:

Policy Year	Annual Rate
1-10	0.50%
11+	0.20%

3	The Loan Interest Rate (Net) is equal to the rate of interest charged on the policy loan less the interest credited to the Loan Account. Currently this rate is 0.75% for Policy Years 1-10 and 0.25% for Policy Years 11 and higher. The maximum loan rate is 4%.

The next table describes the minimum and maximum annual operating expenses of the portfolios that you will pay during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios, as a percentage of the portfolio’s average net assets for 2007. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for the portfolios.

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Annual Operating Expense of the Portfolios (Expenses that are Deducted from Portfolio Assets)	Minimum	Maximum
Expenses that are deducted from the portfolio assets, including advisory fees, Rule 12b-1 fees and other expenses	0.49%	1.57%

The next table describes the fees and expenses for each of the portfolios. Except as indicated in the footnotes at the end of the table, the expenses are expressed as a percentage of the portfolio’s average net assets for the fiscal year ending December 31, 2007. Except for the 500 Index B portfolio, all of the portfolios shown in the table are Series 1 shares that are subject to Rule 12b-1 fees. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for the portfolio.

Portfolio Annual Expenses

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses [1]	Contractual Expense Reimbursement	Net fund Operating Expenses
500 Index[3,14]	0.46%	0.05%	0.03%	0.00%	0.54%	0.00%	0.54%
500 Index B2	0.46%	0.00%	0.03%	0.00%	0.49%	0.24%	0.25%
Active Bond[3]	0.60%	0.05%	0.03%	0.00%	0.68%	0.00%	0.68%
All Cap Core[3]	0.77%	0.05%	0.04%	0.00%	0.86%	0.00%	0.86%
All Cap Growth[3]	0.85%	0.05%	0.05%	0.00%	0.95%	0.00%	0.95%
All Cap Value[3]	0.83%	0.05%	0.07%	0.00%	0.95%	0.00%	0.95%
American Asset Allocation[4,5,6]	0.31%	0.60%	0.05%	0.00%	0.96%	0.01%	0.95%
American Blue Chip Income and Growth[4]	0.41%	0.60%	0.04%	0.00%	1.05%	0.00%	1.05%
American Bond[4,5]	0.40%	0.60%	0.03%	0.00%	1.03%	0.00%	1.03%
American Growth[4]	0.32%	0.60%	0.03%	0.00%	0.95%	0.00%	0.95%
American Growth- Income[4]	0.26%	0.60%	0.03%	0.00%	0.89%	0.00%	0.89%
American International[4]	0.49%	0.60%	0.05%	0.00%	1.14%	0.00%	1.14%
Blue Chip Growth[3,7]	0.81%	0.05%	0.02%	0.00%	0.88%	0.00%	0.88%
Capital Appreciation[3]	0.73%	0.05%	0.04%	0.00%	0.82%	0.00%	0.82%
Capital Appreciation Value[3,6]	0.85%	0.05%	0.11%	0.00%	1.01%	0.00%	1.01%
Classic Value[3]	0.80%	0.05%	0.07%	0.00%	0.92%	0.00%	0.92%
Core Allocation Plus[3,6]	0.92%	0.05%	0.14%	0.00%	1.11%	0.00%	1.11%
Core Bond[3]	0.64%	0.05%	0.11%	0.00%	0.80%	0.01%	0.79%
Core Equity[3]	0.77%	0.05%	0.04%	0.00%	0.86%	0.00%	0.86%
Disciplined Diversification[3,6,8]	0.80%	0.05%	0.14%	0.00%	0.99%	0.24%	0.75%
Emerging Growth[3]	0.80%	0.05%	0.17%	0.00%	1.02%	0.00%	1.02%
Emerging Small Company[3]	0.97%	0.05%	0.05%	0.00%	1.07%	0.00%	1.07%
Equity-Income[3,7]	0.81%	0.05%	0.03%	0.00%	0.89%	0.00%	0.89%
Financial Services[3]	0.81%	0.05%	0.05%	0.00%	0.91%	0.00%	0.91%
Franklin Templeton Founding Allocation[6,9]	0.05%	0.05%	0.03%	0.86%	0.99%	0.05%	0.94%
Fundamental Value[3]	0.76%	0.05%	0.04%	0.00%	0.85%	0.00%	0.85%
Global[3,10,11,12]	0.81%	0.05%	0.11%	0.00%	0.97%	0.01%	0.96%
Global Allocation[3]	0.85%	0.05%	0.11%	0.05%	1.06%	0.00%	1.06%
Global Bond[3]	0.70%	0.05%	0.11%	0.00%	0.86%	0.00%	0.86%
Global Real Estate[3,6]	0.93%	0.05%	0.13%	0.00%	1.11%	0.00%	1.11%
Health Sciences[3,7]	1.05%	0.05%	0.09%	0.00%	1.19%	0.00%	1.19%
High Yield[3]	0.66%	0.05%	0.04%	0.00%	0.75%	0.00%	0.75%

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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net fund Operating Expenses
Income and Value[3]	0.80%	0.05%	0.06%	0.00%	0.91%	0.00%	0.91%
Index Allocation[6,13]	0.05%	0.05%	0.03%	0.53%	0.66%	0.06%	0.60%
International Core[3]	0.89%	0.05%	0.13%	0.00%	1.07%	0.00%	1.07%
International Equity Index A3, 14	0.53%	0.05%	0.03%	0.01%	0.62%	0.01%	0.61%
International Opportunities[3]	0.87%	0.05%	0.12%	0.00%	1.04%	0.00%	1.04%
International Small Cap[3]	0.91%	0.05%	0.21%	0.00%	1.17%	0.00%	1.17%
International Value[3,10]	0.81%	0.05%	0.16%	0.00%	1.02%	0.02%	1.00%
Investment Quality Bond[3]	0.59%	0.05%	0.07%	0.00%	0.71%	0.00%	0.71%
Large Cap[3]	0.71%	0.05%	0.04%	0.00%	0.80%	0.01%	0.79%
Large Cap Value[3]	0.81%	0.05%	0.04%	0.00%	0.90%	0.00%	0.90%
Lifestyle Aggressive	0.04%	0.05%	0.02%	0.87%	0.98%	0.00%	0.98%
Lifestyle Balanced	0.04%	0.05%	0.02%	0.82%	0.93%	0.00%	0.93%
Lifestyle Conservative	0.04%	0.05%	0.02%	0.76%	0.87%	0.00%	0.87%
Lifestyle Growth	0.04%	0.05%	0.02%	0.85%	0.96%	0.00%	0.96%
Lifestyle Moderate	0.04%	0.05%	0.02%	0.80%	0.91%	0.00%	0.91%
Mid Cap Index[3,14]	0.47%	0.05%	0.03%	0.00%	0.55%	0.01%	0.54%
Mid Cap Intersection[3]	0.87%	0.05%	0.06%	0.00%	0.98%	0.00%	0.98%
Mid Cap Stock[3]	0.84%	0.05%	0.05%	0.00%	0.94%	0.01%	0.93%
Mid Cap Value[3]	0.85%	0.05%	0.05%	0.00%	0.95%	0.00%	0.95%
Money Market[3]	0.48%	0.05%	0.03%	0.00%	0.56%	0.01%	0.55%
Natural Resources[3]	1.00%	0.05%	0.08%	0.00%	1.13%	0.00%	1.13%
Optimized All Cap[3]	0.71%	0.05%	0.04%	0.00%	0.80%	0.00%	0.80%
Optimized Value[3]	0.65%	0.05%	0.04%	0.00%	0.74%	0.00%	0.74%
Pacific Rim[3]	0.80%	0.05%	0.27%	0.00%	1.12%	0.01%	1.11%
PIMCO VIT All Asset[15]	0.18%	0.25%	0.45%	0.69%	1.57%	0.02%	1.55%
Real Estate Securities[3]	0.70%	0.05%	0.03%	0.00%	0.78%	0.00%	0.78%
Real Return Bond[3,16,17]	0.68%	0.05%	0.06%	0.00%	0.79%	0.00%	0.79%
Science and Technology[3,7]	1.05%	0.05%	0.09%	0.00%	1.19%	0.00%	1.19%
Small Cap[3]	0.85%	0.05%	0.09%	0.01%	1.00%	0.01%	0.99%
Small Cap Index[3,14]	0.48%	0.05%	0.03%	0.00%	0.56%	0.00%	0.56%
Small Cap Opportunities[3]	0.99%	0.05%	0.04%	0.00%	1.08%	0.00%	1.08%
Small Cap Value[3]	1.06%	0.05%	0.05%	0.00%	1.16%	0.00%	1.16%
Small Company Value[3,7]	1.02%	0.05%	0.04%	0.00%	1.11%	0.00%	1.11%
Strategic Bond[3]	0.67%	0.05%	0.07%	0.00%	0.79%	0.00%	0.79%
Strategic Income[3]	0.69%	0.05%	0.09%	0.00%	0.83%	0.00%	0.83%
Total Return[3,11,16]	0.69%	0.05%	0.06%	0.00%	0.80%	0.00%	0.80%
Total Stock Market Index[3,14]	0.48%	0.05%	0.04%	0.00%	0.57%	0.01%	0.56%
U.S. Core[3]	0.76%	0.05%	0.05%	0.00%	0.86%	0.01%	0.85%
U.S. Government Securities[3]	0.61%	0.05%	0.07%	0.00%	0.73%	0.00%	0.73%
U.S. High Yield Bond[3]	0.73%	0.05%	0.05%	0.00%	0.83%	0.01%	0.82%
U.S Large Cap[3]	0.82%	0.05%	0.03%	0.00%	0.90%	0.00%	0.90%
Utilities[3,6]	0.82%	0.05%	0.15%	0.00%	1.02%	0.01%	1.01%
Value[3]	0.74%	0.05%	0.04%	0.00%	0.83%	0.00%	0.83%

1.	Total Operating Expenses include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”). The Total Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section in the prospectus for the portfolio, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio’s current fiscal year.

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2.	John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. As reflected in the table, each portfolio is subject to an expense cap pursuant to an agreement between the Trust and John Hancock Investment Management Services, LLC (the “Adviser”). The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’s Total Operating Expenses does not exceed its Net Operating Expenses as listed in the table above. A portfolio’s Total Operating Expenses includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2009 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of ours or any of our affiliates that are specified in the agreement.

3.	Effective January 1, 2006, the Adviser has contractually agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The reimbursement will remain in effect until May 1, 2009. See the Trust prospectus for information on the participating portfolios.

4.	Capital Research Management Company (the adviser to the master fund for each of the Trust feeder funds) is voluntarily waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds’ prospectus or annual report for further information.

5.	The table reflects the fees and expenses of the master and feeder portfolios. The Adviser has contractually limited other expenses at the feeder portfolio level to 0.03% until May 1, 2010, and the table reflects this limit. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

6.	For portfolios that have not started operations or have had operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.

7.	T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Health Sciences, Science & Technology, Small Company Value, Spectrum Income and Real Estate Equity portfolios. Based on the combined average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) as of November 1, 2006 is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser. The fees shown do not reflect this waiver. For more information, please see the prospectus for the underlying portfolios.

8.	The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.70% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust.

9.	The Adviser has contractually agreed to limit portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses includes advisory fee and other operating expenses of the portfolio, but excludes 12b-1 fees, underlying portfolio expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

10.	The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This advisory fee waiver will remain in place until May 1, 2010.

11.	The advisory fee rate shown reflects the tier schedule that is currently in place as described in the prospectus for the underlying portfolio.

12.

The Adviser has contractually agreed to reduce its advisory fee for a class of shares of a portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a

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portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the portfolio.

13.	The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.02% of the average annual net assets of the portfolio. Expenses includes all expenses of the portfolio except Rule 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.

14.	The Adviser has voluntarily agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense limitation may be terminated at any time.

15.	Other expenses for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. Acquired Fund fees and expenses for the portfolio are based upon an allocation of the portfolio’s assets among the underlying portfolios and upon the total annual operating expenses of the Institutional Class shares of these underlying portfolios. Acquired Fund fees and expenses will vary with changes in the expenses of the underlying portfolios, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying portfolio for the most recent fiscal year, please refer to the prospectus for the underlying portfolio. Pacific Investment Management Company LLC (“PIMCO”), the adviser to the portfolio, has contractually agreed for the current fiscal year to reduce its advisory fee to the extent that the underlying portfolio expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the underlying portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. This expense reduction is implemented based on a calculation of Acquired Fund fees and expenses shown in the table. For more information, please refer to the prospectus for the underlying portfolio.

16.	Other Expenses reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

17.	The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2007 had the new rates been in effect for the whole year.

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TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the All Asset portfolio) and hold the shares in a sub-account of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth, and American Bond portfolios invests in shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth, Growth, and American Bond portfolios operate as “feeder funds,” which means that the portfolio does not buy investment securities directly. Instead, it invests in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index	MFC Global Investment Management (U.S.A.) Limited	Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To pursue this goal, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P 500 Index* and securities

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(which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the Index 500 Fund’s investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics as securities that are in the S&P 500 Index.
500 Index B	MFC Global Investment Management (U.S.A.) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad based U.S. domestic equity market index. To pursue this goal, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P 500 Index* and securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics to securities that are in the S&P 500 Index.
Active Bond	Declaration Management & Research LLC & MFC Global Management (U.S.), LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in a diversified mix of debt securities and instruments.
All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-capitalization) of those within the Russell 3000 Index.*
All Cap Growth	Invesco Aim Capital Management, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies that the subadviser believes likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the portfolio will be incidental.
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.
American Asset Allocation	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in the master fund, Class 1 shares of the Asset Allocation portfolio, a series of American Funds Insurance Series. The portfolio invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the portfolio may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as junk bonds. The portfolio is designed for investors seeking above-average total return.
American Blue Chip Income and Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in the master fund, Class 1 shares of the Blue Chip Income and Growth

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portfolio, a series of American Funds Insurance Series. The Blue Chip Income and Growth portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Blue Chip Income and Growth portfolio may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The Blue Chip Income and Growth portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities.
American Bond	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in the master fund, Class 1 shares of the Bond portfolio, a series of American Funds Insurance Series. The Bond portfolio normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The Bond portfolio will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba or below by Moody’s and BB or below by S&P or that are unrated but determined to be of equivalent quality (so called junk bonds). The Bond portfolio may invest in bonds of issuers domiciled outside the U.S.
American Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada.
American Growth-Income	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth-Income portfolio may invest a portion of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.*
American International	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options.
Classic Value	Pzena Investment	To seek long-term growth of capital. Under normal market conditions, the

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	Management, LLC.	portfolio invests at least 80% of its assets in domestic equity securities. The portfolio may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts and foreign securities listed and traded on a U.S. exchange or the NASDAQ market.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Equity	Legg Mason Capital Management, Inc.	To seek long-term capital growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities that, in the subadviser’s opinion, offer the potential for capital growth.
Disciplined Diversification	Dimensional Fund Advisers LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

		Target Allocation	Range of Allocations
		Equity Securities: 70%	65% - 75%
		Fixed Income Securities: 30%	25% - 35%
Emerging Growth	MFC Global Investment Management (U.S.), LLC	To seek superior long-term rates of return through capital appreciation. Under normal market conditions, the portfolio seeks to achieve its objective by investing primarily in high quality securities (those with a proven track record of performance and/or growth) and convertible instruments of small-capitalization U.S. companies.
Emerging Small Company	RCM Capital Management LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) at the time of investment in securities of small-capitalization companies. The subadviser defines securities of small-capitalization companies as common stocks and other equity securities of U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Equity-Income	T. Rowe Price Associates, Inc.	To provide substantial dividend income and also long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities, with at least 65% in common stocks of well established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services. The portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: the Global Trust, Income Trust and Mutual Shares Trust, as

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described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Trust only purchases NAV shares (which are not subject to Rule 12b-1 fees).
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Allocation	UBS Global Asset Management (Americas) Inc.	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, future contracts, or swap agreements.
Global Real Estate	Deutsche Investment Management Americas Inc.	To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”).
High Yield	Western Asset Management Company

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

Moody’s Ba through C

Standard & Poor’s BB through D

Income & Value	Capital Guardian Trust Company	To seek the balanced accomplishment of conservation of principal and long-term growth of capital and income. Under normal market conditions, the portfolio invests its assets in both equity and fixed income securities. The subadviser has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the portfolio’s total assets will be invested in fixed income

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securities unless the subadviser determines that some other proportion would better serve the portfolio’s investment objective.
Index Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad -based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the Fund invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index.*
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.
International Small Cap	Franklin Templeton Investment Corp.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in investments of small companies outside the U.S., including emerging markets, which have total stock market capitalization or annual revenues of $4 billion or less.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer term maturities.
Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*
Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at or below normal valuations.
Lifestyle Aggressive	MFC Global Investment	To seek long-term growth of capital. Current income is not a

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	Management (U.S.A.) Limited	consideration. The portfolio operates as a fund of funds and invests 100% of its assets in underlying portfolios which invest primarily in equity securities.
Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and invests approximately 40% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 60% in underlying portfolios which invest primarily in equity securities.
Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and invests approximately 80% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 20% in underlying portfolios which invest primarily in equity securities.
Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and invests approximately 20% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 80% in underlying portfolios which invest primarily in equity securities.
Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and invests approximately 60% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 40% in underlying portfolios which invest primarily in equity securities.
Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P MidCap 400 Index* and securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Intersection	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, medium-sized companies are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*
Mid Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations within the market capitalization range of companies in the Russell MidCap Index.* This range varies daily. The portfolio invests 65% of its total assets in equity securities which it believes to be undervalued in the marketplace.
Money Market	MFC Global Investment Management (U.S.A.) Limited	To obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market

17

instruments.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.
Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital. The portfolio invests in U.S. companies with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*
Pacific Rim	MFC Global Investment Management (U.S.A.) Limited	To achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.
PIMCO VIT All Asset Portfolio (a series of the PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of common stocks of large and mid-sized U.S. companies and bonds with an overall intermediate term average maturity.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of REITs and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	T. Rowe Price Associates, Inc. & RCM Capital Management LLC	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.
Small Cap	Independence Investments LLC	To seek maximum capital appreciation consistent with reasonable risk to principal. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small-capitalization companies whose market

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capitalizations, at the time of investment, do not exceed the greater of $2 billion, the market capitalization of the companies in the Russell 2000 Index,* and the market capitalization of the companies in the S&P SmallCap 600 Index.*
Small Cap Index	MFC Global Investment Management (U.S.A) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests, at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Russell 2000 Index* and securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Munder Capital Management	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. “Small-capitalization companies” are those companies with market capitalizations, at the time of investment, within the range of the companies in the Russell 2000 Index.*
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.
Strategic Income	MFC Global Investment Management (U.S.), LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities and domestic high yield bonds.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Dow Jones Wilshire 5000 Index,* and securities (which may or may not be included in the Dow Jones Wilshire 5000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
U.S. Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek a high total return. Under normal market conditions, the portfolio invests at least 80% of its net assets in investments tied economically to the U.S., and it typically invests in equity investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with

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size and growth characteristics similar to companies that issue stocks included in the Index.
U.S. Government Securities	Western Asset Management Company	To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S. Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.
U.S. High Yield Bond	Wells Capital Management, Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as junk bonds or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.
U.S. Large Cap	Capital Guardian Trust Company	To seek long-term growth of capital and income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of U.S. companies with market capitalizations, at the time of investment, greater than $500 million.
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).
Value	Van Kampen	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*

*

“Dow Jones Wilshire 5000 Index®” is a trademark of Wilshire Associates. “MSCI All Country World ex US Index” is a trademark of Morgan Stanley & Co. Incorporated.”Russell 1000,®” “Russell 2000,®” “Russell 2500,®” “Russell 3000,®” “Russell MidCap,®” and “Russell MidCap Value®” are trademarks of Frank Russell Company. “S&P 500,®” “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indexes referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 29, 2008, set out below:

Dow Jones Wilshire 5000 Index — $25 million to $468.29 billion MSCI All Country World Ex US Index — $56 million to $309 billion Russell 1000 Index — $302 million to $468.29 billion Russell 2000 Index — $25 million to $7.68 billion

Russell 2500 Index — $25 million to $16.12 billion Russell 3000 Index — $25 million to $468.29 billion Russell MidCap Index — $302 million to $49.3 billion Russell MidCap Value Index — $463 million to $49.3 billion S&P 500 Index — $744 million to $468.29 billion S&P MidCap 400 Index — $302 million to $11.13 billion S&P SmallCap 600 Index — $65 million to $5.26 billion

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POLICY SUMMARY

General

The policy is a flexible premium variable universal life insurance policy. This summary provides a general description of the important features of the policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise stated or implied by the context, the discussions in this prospectus assume that the policy has not gone into default, there is no outstanding Policy Debt and the death benefit is not determined by the Minimum Death Benefit percentage. The policy’s provisions may vary in some states. The terms of the policy and any endorsements or riders will supersede the disclosure in this prospectus.

Death Benefits

The policy provides a death benefit in the event of the death of the Life Insured while the policy is in force. The basic death benefit amount is the Face Amount, which is provided for the lifetime of the Life Insured with no maturity or expiration date. There may be other amounts added to the death benefit as described below.

Flexible Term Insurance Option. You may add a flexible term insurance option rider (the “FTIO Rider”) to the policy to provide additional term life insurance coverage on the Life Insured. Cost of insurance rates are less than or equal to those of the policy and no Sales Loads or surrender charge will apply. However, unlike the Face Amount of the policy, the FTIO Rider will terminate at the Life Insured’s Attained Age 100. The FTIO Rider also offers the flexibility to schedule varying death benefit amounts on future dates (the “Scheduled Death Benefits”).

Death Benefit Options. There are two death benefit Options. Option 1 provides a death benefit equal to the Face Amount of the policy and the Scheduled Death Benefits of the FTIO Rider or, if greater, the Minimum Death Benefit. Option 2 provides a death benefit equal to the Face Amount and the Scheduled Death Benefits, plus the Policy Value or, if greater, the Minimum Death Benefit. You may change the death benefit Option and increase or decrease the Face Amount and Scheduled Death Benefits.

Age 100 Advantage. If the Life Insured is alive on the Policy Anniversary when the Life Insured reaches Attained Age 100, the policy will continue in force subject to the following unless the policy owner chooses to surrender the policy for its Net Cash Surrender Value:

•	the policy will be continued until the earlier of the death of the Life Insured or the date the policy owner surrenders the policy;

•	no additional premium payments will be accepted although loan repayments will be accepted;

•	no additional charges or deductions (described under “Charges and Deductions”) will be assessed;

•	interest on any Policy Debt will continue to accrue;

•	the policy owner may continue to transfer portions of the Policy Value among the Investment Accounts and the Fixed Accounts as described in this prospectus.

Premiums

Premium payments may be made at any time prior to Attained Age 100 and in any amount, subject to certain limitations (see “Premium Payments—Premium Limitations”). Net Premiums will be allocated to one or more of the Fixed Account and the sub-accounts of the Separate Account. You may change allocations and make transfers among the accounts subject to limitations described below.

Policy Value

The Policy Value is the accumulation of premiums paid, less charges and deductions we take for expenses and cost of insurance, plus or minus the investment returns of the accounts to which the Policy Value has been allocated. You may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal or by full surrender of the policy.

Policy Loans

You may borrow against the Net Cash Surrender Value of the policy. Loan interest will accrue daily and be payable in arrears on each Policy Anniversary. The Policy Debt will be deducted from amounts payable at the Life Insured’s death or upon surrender.

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Surrender and Partial Withdrawals

You may make a partial withdrawal of Policy Value. It may result in a decrease in the Face Amount and Scheduled Death Benefits and assessment of a portion of the surrender charge. You may surrender the policy for its Net Cash Surrender Value at any time.

Lapse and Reinstatement

A policy will lapse and terminate without value when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate premium payment from you. You may reinstate a lapsed policy within five years following lapse if the policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a premium payment described under “Reinstatement.”

The policy differs in two important ways from a conventional life insurance policy. First, failure to make planned premium payments will not itself cause the policy to lapse. Second, the policy can lapse even if planned premiums have been paid.

Charges and Deductions

We assess charges and deductions in connection with the policy, in the form of monthly deductions for the cost of insurance and administrative expenses, charges assessed daily against amounts in the Investment Accounts and loads deducted from premiums paid. See the Fee Tables.

Sales Load or Surrender Charge. You may choose Coverage Amounts with one of two alternative charge structures representing different ways to cover a portion of our marketing and distribution costs. Generally, policy benefits will be approximately equal in present value under either alternative. However, there is no guarantee each alternative will perform the same in all circumstances. Therefore, you should obtain individualized illustrations for both charge structures.

Sales Load coverage features a load deducted immediately from premiums paid and no surrender charge. Surrender Charge coverage features no added sales load with surrender charges assessed upon early surrender, lapse, partial withdrawal or coverage decrease. Current cost of insurance charges in early years are higher for Surrender Charge coverage.

Reduction in Charges and Enhancement of Surrender Values. The policy is designed for employers and other sponsoring organizations that may purchases multiple policies as a Case. The size or nature of the Case may result in expected savings of sales, underwriting, administrative or other costs. If so, we may offer reductions of policy charges and enhancements of surrender value. We may change the nature and amount of reductions and enhancements available from time to time. They will be determined in a way that is not unfairly discriminatory to policyholders.

Investment Options and Investment Subadvisers

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios described in the Table of Investment Options and Investment Subadvisers.

The portfolios also employ subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated portfolios.

Allocating Net Premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating Net Premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and © foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

Investment Management Fees and Expenses

Each sub-account of the Separate Account purchases shares of one of the portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the portfolios. The fees and expenses for each portfolio are described in detail in the portfolio prospectuses.

GENERAL INFORMATION ABOUT JOHN HANCOCK USA, RATINGS AND

THE SEPARATE ACCOUNT

John Hancock USA

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John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA” or “Company”) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) is a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company (“Manufacturers Life”) and its subsidiaries, collectively known as Manulife Financial.

Ratings

We have received the following ratings from independent rating agencies:

A++ A.M. Best Superior

Companies have a very strong ability to meet their obligations; 1st category of 15

AA+ Fitch Ratings

Very strong capacity to meet policyholder and contract obligations; 2nd category of 9

AAA Standard & Poor’s

Extremely strong financial security characteristics; 1st category of 8

Aa1 Moody’s

Excellent in financial strength; 2nd category of 9

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to our products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

The Separate Account

The Separate Account has been established under Michigan law as a Separate Account of John Hancock USA. The Separate Account holds assets that are segregated from all of John Hancock USA’s other assets. The Separate Account is currently used only to support variable life insurance policies.

Assets of the Separate Account. John Hancock USA is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Separate Account without regard to the other income, gains, or losses of John Hancock USA. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities that arise from any other business we conduct. However, all obligations under the variable life insurance policies are general corporate obligations of John Hancock USA.

Registration. The Separate Account is registered with the SEC under the 1940 Act as a unit investment trust. A unit investment trust is a type of investment company that invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of John Hancock USA.

ISSUING A POLICY

Use of the Policy

The policy is designed to provide employers or other organizations with life insurance coverage on employees or other individuals in whose lives they have an insurable interest. The policy may be owned by an individual or a corporation, trust, association, or similar entity. The policy may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation liabilities or death benefit liabilities of executive retirement plans, or as a source for funding cash flow obligations under such plans.

Requirements

To purchase a policy, an applicant must submit a completed application. A policy will not be issued until the underwriting process is completed to our satisfaction and we approve issuance of the policy.

Policies may be issued on a basis that does not distinguish between the Life Insured’s sex and/or smoking status, with prior approval from us. A policy will only be issued on the lives of insureds from Issue Ages 20 through 80. Each policy has a Policy Date, an Effective Date and an Issue Date. The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are measured. The Policy Date is also the effective date of the initial

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Coverage Amount. The Policy Date is the same date as the Effective Date unless the policy is backdated (see “Backdating a Policy”). The Effective Date is the date we become obligated under the policy and when the first monthly deductions are taken. It is the later of the date we approve issuance of the policy and the date we receive at least the Minimum Initial Premium. The Issue Date is the date from which the Suicide and Incontestability provisions of the policy are measured.

If we approve issuance of a policy before we receive the Minimum Initial Premium then the Effective Date will be later than the Issue Date. The Minimum Initial Premium must be received by us within 60 days after the Issue Date and the Life Insured must be in good health on the Effective Date. If the Minimum Initial Premium is not paid or if the application is rejected, the policy will be canceled and any premiums paid will be returned to the applicant.

Net Premiums received prior to the Effective Date will be credited with interest at the rate of return earned on amounts allocated to the Money Market portfolio. On the Effective Date, Net Premiums received plus any interest credited will be allocated to Investment Accounts and the Fixed Account according to your instructions, unless first allocated to the Money Market Trust for the duration of the right to examine period (see “Right to Examine the Policy”).

Minimum Face Amount and Scheduled Death Benefit. The minimum Face Amount is $50,000 unless the FTIO Rider is added to the policy. With an FTIO Rider, the minimum Face Amount is $25,000 and the minimum Scheduled Death Benefit is $50,000 at all times.

Backdating a Policy. You may request that we backdate the policy by assigning a Policy Date earlier than the date the application is signed. We will not backdate the policy to a date earlier than that allowed by state law, which is generally three months to one year prior to the date of application for the policy. Monthly deductions will be made for the period the Policy Date is backdated.

Temporary Insurance Agreement

Temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement, subject to our underwriting practices. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. It is issued on a conditional receipt basis, which means that benefits would only be paid if the Life Insured met our usual and customary underwriting standards for the coverage applied for.

Underwriting

The policies are offered on three underwriting classes that require different types and amounts of information from the applicant and prospective Life Insured. Current cost of insurance charges in early Policy Years will vary by the type of underwriting and charges will generally be lower where underwriting information is more extensive. Under any of the underwriting bases, the acceptance of an application is subject to our underwriting rules and we may request additional information or reject an application for any reason.

Short Form Underwriting. The proposed Life Insured must answer qualifying questions in the application but is not required to provide detailed medical history, submit records or undergo examinations or tests unless requested to do so by us. Availability of Short Form underwriting depends on characteristics of the Case, such as the number of lives to be insured, the amounts of insurance and other factors, and it is generally available only up to Issue Age 65.

Simplified Underwriting. The proposed Life Insured must satisfactorily answer certain health questions in the application and may be required to submit existing medical records, but requirements to undergo examinations and tests are minimized. Availability of Simplified underwriting and the nature of the requirements will depend on characteristics of the Case and the proposed lives to be insured.

Regular (Medical) Underwriting. Where Short Form or Simplified underwriting is unavailable we require satisfactory evidence of insurability under our regular underwriting guidelines for individual applicants. This may include medical exams and other information. A proposed Life Insured who fails to qualify for a standard risk classification may be eligible to be insured with an additional substandard rating.

Right to Examine the Policy

A policy may be returned for a refund within 10 days after you receive it. Some states provide a longer period of time for this right, which will be stated in the policy if applicable. The policy can be mailed or delivered to the John Hancock USA agent who sold it or to the Service Office. Immediately upon such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at the Service Office we will refund an amount equal to the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy, plus all charges deducted prior to that date, not including fees and expenses of the portfolios, minus any partial withdrawals and policy loans.

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Some state laws require the refund of premiums paid without adjustment for investment gains and losses of the Separate Account. In these states, all Net Premiums will be allocated to the Money Market Trust during the right to examine period and the refund amount will be equal to all premiums received less any partial withdrawals and policy loans.

If you request a Face Amount increase that results in new surrender charge or sales loads, you will have the same rights described above to cancel the increase. If canceled, the premiums paid during this right to examine period will be refunded, and the Policy Value and surrender charge or sales loads will be recalculated to be as they would have been had the premiums not been paid.

We reserve the right to delay the refund of any premium paid by check until the check has cleared.

(Applicable to Residents of California Only)

Residents in California age 60 and greater may return the policy for a refund at any time within 30 days after receiving it. The policy can be mailed or delivered to the Company’s agent who sold it or to the Service Office. If you cancel the policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money-Market investment option, we will refund you the amount of all premiums paid. If your premiums were allocated to one or more of the Investment Accounts (other than the Money Market portfolio), we will refund you the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy plus all charges deducted prior to that date, not including fees and expenses of the portfolios; minus any partial withdrawals and policy loans.

Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market investment option or © in one or more of the Investment Accounts, based upon your instructions. If no instructions are given, your premiums will be placed in the Money Market investment option.

Life Insurance Qualification

A policy must satisfy either of two tests to qualify as a life insurance contract as defined in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). At the time of application, you must choose either the Cash Value Accumulation Test (“CVA Test”) or the Guideline Premium Test (“GP Test”) and the test cannot be changed once the policy is issued.

Cash Value Accumulation Test. The CVA Test requires the death benefit at any time to be at least a certain ratio of the Policy Value, based on prescribed calculations. The Minimum Death Benefit provision described below will ensure that the CVA Test is met. There is no restriction on the amount of premiums you may pay, but we will require you to provide satisfactory evidence of insurability before we accept an amount of premium that would increase the death benefit by more than the increase in Policy Value.

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Guideline Premium Test. The GP Test limits the amount of premiums you may pay into the policy, given its death benefit, based on prescribed calculations. In addition, the GP Test requires the death benefit at any time to be at least a prescribed ratio of the Policy Value. These prescribed multiples are generally lower than those calculated under the CVA Test. The Minimum Death Benefit provision described below will ensure that this second requirement is met.

Changes to the policy or FTIO Rider, such as changes in Face Amount, Scheduled Death Benefit, death benefit Option or partial withdrawals, may affect the premium limits under the GP Test. Some changes will reduce future premium limits and may cause premiums already paid to exceed the new limits and force you to make a partial withdrawal.

DEATH BENEFITS

If the policy is in force at the time of the Life Insured’s death we will pay an insurance benefit to the beneficiary. The policy may remain in force for the Life Insured’s entire lifetime and there is no specified maturity or expiration date.

Insurance benefits are only payable when we receive due proof of death at the Service Office, in the form of either a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other proof satisfactory to us.

The amount of the insurance benefit payable will be the death benefit on the date of death, as described below, less any Policy Debt and outstanding monthly deductions on the date of death. The insurance benefit will be paid in one lump sum unless another form of settlement is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the Life Insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

Minimum Death Benefit. Both the CVA Test and the GP Test require the death benefit to be at least a prescribed ratio of the Policy Value at all times. The Policy’s Minimum Death Benefit ensures that these requirements are met by providing that the death benefit shall be at least equal to the Policy Value multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured. Tables of Minimum Death Benefit Percentages appear below.

Table of Minimum Death Benefit Percentages.

Age	GP Test Percent	Male	CVA Test Female	Unisex	Age	GP Test Percent	Male	CVA Test Female	Unisex
20	250%	653%	779%	67.4%	60	130%	192%	221%	197%
21	250%	634%	754%	654%	61	128%	187%	214%	192%
22	250%	615%	730%	635%	62	126%	182%	208%	187%
23	250%	597%	706%	616%	63	124%	178%	203%	183%
24	250%	580%	684%	598%	64	122%	174%	197%	178%
25	250%	562%	662%	579%	65	120%	170%	192%	174%
26	250%	545%	640%	561%	66	119%	166%	187%	170%
27	250%	528%	619%	544%	67	118%	162%	182%	166%
28	250%	511%	599%	526%	68	117%	159%	177%	162%
29	250%	494%	580%	509%	69	116%	155%	173%	159%
30	250%	479%	561%	493%	70	115%	152%	169%	156%
31	250%	463%	542%	477%	71	113%	149%	164%	152%
32	250%	448%	525%	461%	72	111%	146%	160%	149%
33	250%	433%	507%	446%	73	109%	144%	156%	146%
34	250%	419%	491%	432%	74	107%	141%	153%	144%
35	250%	406%	475%	418%	75	105%	139%	149%	141%
36	250%	392%	459%	404%	76	105%	136%	146%	139%
37	250%	380%	444%	391%	77	105%	134%	143%	136%
38	250%	367%	430%	378%	78	105%	132%	140%	134%
39	250%	356%	416%	366%	79	105%	130%	138%	132%
40	250%	344%	403%	355%	80	105%	129%	135%	130%
41	243%	333%	390%	343%	81	105%	127%	133%	128%
42	236%	323%	378%	333%	82	105%	125%	130%	127%
43	229%	313%	366%	322%	83	105%	124%	128%	125%
44	222%	303%	355%	312%	84	105%	122%	126%	123%

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Age	GP Test Percent	Male	CVA Test Female	Unisex	Age		GP Test Percent	Male	CVA Test Female	Unisex
45	215%	294%	344%	303%	85		105%	121%	124%	122%
46	209%	285%	333%	294%	86		105%	120%	123%	121%
47	203%	277%	323%	285%	87		105%	119%	121%	119%
48	197%	268%	313%	276%	88		105%	118%	119%	118%
49	191%	260%	304%	268%	89		105%	116%	118%	117%
50	185%	253%	295%	260%	90		105%	116%	117%	116%
51	178%	245%	286%	253%	91		104%	115%	115%	115%
52	171%	238%	278%	245%	92		103%	114%	114%	114%
53	164%	232%	270%	238%	93		102%	112%	113%	113%
54	157%	225%	262%	232%	94		101%	111%	112%	111%
55	150%	219%	254%	225%	95		100%	110%	110%	110%
56	146%	213%	247%	219%	96		100%	109%	109%	109%
57	142%	207%	240%	213%	97		100%	107%	107%	107%
58	138%	202%	233%	208%	98		100%	106%	106%	106%
59	134%	197%	227%	202%	99		100%	105%	105%	105%
100%					100	+	100%	100%	100%	100%

Flexible Term Insurance Option Rider

You may add the FTIO Rider to the policy to provide additional death benefit coverage on the Life Insured. The FTIO Rider provides flexible term life insurance to Attained Age 100 with cost of insurance charges less than or equal to those of the policy. The Rider will terminate at the earlier of Attained Age 100, the date the policy lapses or is surrendered, and your request to cancel the FTIO Rider.

You may schedule the death benefit amounts that will apply at specified times (the “Scheduled Death Benefits”). Scheduled Death Benefits may be constant or varying from time to time. The Death Benefit Schedule will be shown in the policy.

The Term Insurance Benefit of the FTIO Rider is equal to (a) minus (b) but not less than zero where:

(a)	the Scheduled Death Benefit for the Policy Month, and

(b)	the Face Amount of the policy or, if greater, the policy’s Minimum Death Benefit

Even if the Term Insurance Benefit may be zero in a Policy Month, the Rider will not terminate.

Example. A policy is purchased for an executive as part of an employee benefit plan. The death benefit provided by the policy is to be equal to the executive’s salary of $100,000 increasing at 5% per year through age 64. Assuming the executive is currently 55, the policy will be issued with a death benefit Schedule as follows:

Policy Year	Scheduled Death Benefit	Policy Year	Scheduled Death Benefit
1	100,000	6	127,628
2	105,000	7	134,010
3	110,250	8	140,710
4	115,763	9	147,746
5	121,551	10+	155,133

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The FTIO Rider amount will change each year as necessary to provide the benefits shown in the schedule, as follows:

Policy Year	Total Death Benefit	Face Amount	Flexible Term Insurance Amount
1	100,000	100000	0
2	105,000	100000	5,000
3	110,250	100000	10,250
4	115,763	100000	15,763

Policy Year	Total Death Benefit	Face Amount	Flexible Term Insurance Amount
5	121,551	100000	21,551
6	127,628	100000	27,628
7	134,010	100000	34,010
8	140,710	100000	40,710
9	147,746	100000	47,746
10	155,133	100000	55,133

Death Benefit Options

You may choose either of two death benefit Options:

Death Benefit Option 1. The death benefit on any date is the Face Amount of the policy or, if greater, the Minimum Death Benefit, plus the Term Insurance Benefit of the FTIO Rider.

Death Benefit Option 2. The death benefit on any date is the Face Amount plus the Policy Value or, if greater, the Minimum Death Benefit, plus the Term Insurance Benefit of the FTIO Rider.

Changing the Death Benefit Option

You may change the death benefit Option at any time. The change will take effect at the beginning of the next Policy Month that is at least 30 days after your written request is received at the Service Office. We reserve the right to limit changes that could cause the policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit Option will result in a change in the Face Amount and Scheduled Death Benefits to avoid any change in the amount of death benefit, as follows:

Change from Option 1 to Option 2. The new Face Amount will be the Face Amount prior to the change less the Policy Value on the date of the change.

The Scheduled Death benefit amounts for dates on or after the date of the change will be the amounts scheduled prior to the change less the Policy Value on the date of the change.

Coverage Amounts will be reduced or eliminated in the order that they are listed in the policy until the total decrease in Coverage Amounts equals the decrease in Face Amount.

surrender charge will not be assessed for reductions that are solely due to a change in the death benefit Option.

Example. A policy is issued with a Face amount of $100,000, death benefit Option 1, and the following schedule:

Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000

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Policy Year	Scheduled Death Benefit
5+	200,000

The death benefit Option is changed to Option 2 at the beginning of Policy Year 3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $90,000 (the Face Amount prior to the change less the Policy Value) and the Death Benefit Schedule after the change will become:

Policy Year	Scheduled Death Benefit
3	140,000
4	165,000
5+	190,000

Change from Option 2 to Option 1. The new Face Amount will be the Face Amount prior to the change plus the Policy Value on the date of the change (but the new Face Amount will be no greater than the Scheduled Death Benefit on the date of the change.)

The resulting Face Amount increase will be added to the first Coverage Amount listed in the policy.

The Annual Premium Target for this Coverage Amount will not be increased and new surrender charge or Sales Loads will not apply, however, for an increase solely due to a change in the death benefit Option.

Example. A policy is issued with a Face amount of $100,000, death benefit Option 2, and the following schedule:

Policy Year	Scheduled Death Benefit
1	100,000
2	125,000

Policy Year	Scheduled Death Benefit
3	150,000
4	175,000
5+	200,000

The death benefit Option is changed to Option 1 at the beginning of Policy Year 3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $110,000 (the Face Amount prior to the change plus the Policy Value), and the Death Benefit Schedule after the change will become:

Policy Year	Scheduled Death Benefit
3	160,000
4	185,000
5+	210,000

•	Changing the Face Amount and Scheduled Death Benefits

•

At any time, you may request an increase or decrease to the Face Amount or any Scheduled Death Benefits effective on or after the date of change. We reserve the right to limit changes that could cause the policy to fail to qualify as life insurance for tax purposes.

•	Increases in Face Amount and Scheduled Death Benefits. Increases in Face Amount and Scheduled Death Benefits are subject to the following conditions:

•	Increases in Face Amount and Scheduled Death Benefits will require satisfactory evidence of the Life Insured’s insurability.

•	Increases will take effect at the beginning of the next Policy Month after we approve the request.

•	We may refuse a requested increase that would not meet our requirements for new policy issues at the time due to the Life Insured’s Attained Age or other factors.

•

If the Face Amount is increased (other than as required by a death benefit Option change) then all Scheduled Death Benefits effective on or after the date of the change will be increased by the amount of the Face Amount increase.

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New Surrender Charges or Sales Loads for a Face Amount Increase. Coverage Amounts equal to the amount of the increase will be added to the policy as follows:

•	First, Coverage Amounts that were reduced or eliminated by a prior Face Amount decrease will be restored.

•

Second, if needed, a new Coverage Amount will be added to the policy with an Annual Premium Target and new surrender charge or Sales Loads. Any new Coverage Amount will be based on the Life Insured’s Attained Age and other relevant factors on the effective date of the increase.

Premiums paid on or after the increase may be attributed to the new Coverage Amount and result in surrender charge or Sales Loads (see “Charges and Deductions — Attribution of Premiums”).

Decreases in Face Amount and Scheduled Death Benefits. Decreases in Face Amount and Scheduled Death Benefits are subject to the following conditions:

•	Decreases in Face Amount and Scheduled Death Benefits will take effect at the beginning of the next policy Month which is at least 30 days after your written request is received at the Service Office.

•	If the Face Amount is decreased then all Scheduled Death Benefits effective on or after the date of the change will be decreased by the same amount.

•	If at any time the Scheduled Death Benefit decreases to less than the Face Amount, the Face Amount will be decreased to be equal to the Scheduled Death Benefit at that time.

•

Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the policy. surrender charge may be assessed (see “Charges and Deductions — Sales Load or Surrender Charge”).

Decreases in Face Amount under Death Benefit Option 1 due to a Partial Withdrawal. If death benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount will be decreased by an amount equal to (a) minus (b) but not less than zero, where:

(a)	is the partial withdrawal amount plus any applicable Surrender Charge and

(b)	is the excess, if any, of the policy’s Minimum Death Benefit over its Face Amount, immediately prior to the partial withdrawal.

Decreases in Face Amount under death benefit Option 1 due to a Partial Withdrawal are subject to the following conditions:

•	Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the policy.

•	All Scheduled Death Benefits effective on or after the date of the partial withdrawal will be decreased by the amount of the Face Amount decrease, unless you request otherwise and we approve.

•

A Face Amount decrease due to a partial withdrawal will not incur any Surrender Charge in addition to that applicable to the partial withdrawal (see “Charges and Deductions — Sales Load or Surrender Charge”).

Example for Face Increases and Decreases. A policy is issued with a Face Amount of $100,000, death benefit Option 1, and a Death Benefit Schedule as follows:

Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000
5+	200,000

Assume the following policy activity:

Activity	Effect on Policy	Change in Benefit Schedule
In Policy Year 2, the Face Amount is reduced to $80,000.	The initial Coverage amount is reduced to $80,000.	Policy Year	Scheduled Death Benefit
		2	105,000
		3	130,000
		4	155,000
		5+	180,000

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Activity	Effect on Policy	Change in Benefit Schedule
		Policy Year	Scheduled Death Benefit

Activity	Effect on Policy	Change in Benefit Schedule
In Policy Year 3, the Face Amount is increased to $ 120,000	The initial Coverage Amount (which earlier was reduced to $80,000) is restored to its original level of $100,000. A new Coverage Amount for $20,000 is added to the policy. This new coverage amount will have its own Annual Premium Target, and if applicable, its own Sales Load or surrender charge. A portion of the future premiums paid will be attributed to this Coverage Amount to determine the amount of the Sales Load or Surrender Charge.	Policy Year	Scheduled Death Benefit
		3	170,000
		4	195,000
		5+	220,000

In Policy Year 4, a Partial Withdrawal of $30,000 is made.	The Face Amount is reduced to $90,000. The most recent Coverage Amount of $20,000 is reduced to $0, and the initial Coverage Amount is reduced to $90,000.	Policy Year	Scheduled Death Benefit
		4	165,000
		5	190,000

Factors that Affect the Death Benefit. In the case of death benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.” These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.

PREMIUM PAYMENTS

Initial Premiums

No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return earned on amounts allocated to the Money Market Trust.

On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions, unless first allocated to the Money Market Trust for the duration of the right to examine period (see “Right to Examine the Policy”).

Subsequent Premiums

After the payment of the initial premium, premiums may be paid at any time during the lifetime of the Life Insured prior to Attained Age 100 and in any amount subject to the premium limitations described below. A policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send you notices of your planned premium at the payment interval you select. However, you are under no obligation to make the planned premium payment.

Payment of premiums will not guarantee that the policy will stay in force and failure to pay premiums will not necessarily cause the policy to lapse. The policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover policy charges.

Premium Limitations

If the policy is issued under the GP Test, the total of all premiums paid may not exceed the then-current maximum premium limitations established by federal income tax law for the policy to qualify as life insurance. The GP Test premium limits are stated in the policy. If a premium is received which would result in total premiums exceeding the applicable GP Test limit, we will only accept that portion of the premium that will not exceed the limit. Any premium in excess of that amount will be returned.

If the policy is issued under the CVA Test, there is no restriction on the amount of premiums that may be paid into a policy, but you must provide satisfactory evidence of insurability before we accept any premium that would increase the death benefit by an amount greater than the increase in Policy Value.

Premium Allocation

You may allocate premiums to the Fixed Account and Investment Accounts. Allocations may be made as percentages that are between zero and 100% that sum to exactly 100%. Alternatively, you may allocate a premium in dollar amounts that sum to exactly the Net Premium amount. You may change premium allocations at any time and the change will take effect on the date a request for change satisfactory to us is received at the Service Office.

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CHARGES AND DEDUCTIONS

Premium Load

We will deduct a Premium Load as a percentage of each premium payment that is guaranteed never to exceed 2.0%. Currently, we waive this load in Policy Years 11 and later and charge 0%.

The charge is intended to cover a portion of the aggregate amount of various taxes and fees we pay to federal, state and local governments. It is not based on the actual premium tax rate of your state of residence or any other specific tax.

Sales Load or Surrender Charge

Each Coverage Amount listed in the policy is designated as having either a Sales Load or Surrender Charge. One or the other of these charges will apply to a Coverage Amount, but not both. This designation cannot be changed after a Coverage Amount is effective and, currently, the same alternative must apply to all Coverage Amounts.

Generally, policy benefits will be approximately equal in present value under either alternative. However, there is no guarantee each alternative will perform the same in all circumstances. Therefore, you should obtain individualized illustrations for both charge structures. Current cost of insurance rates in early Policy Years will be higher for the Surrender Charge alternative.

The Sales Load or Surrender Charge is intended to cover a portion of our costs of marketing and distributing the policies.

Attribution of Premiums. An Annual Premium Target is associated with each Coverage Amount. Annual Premium Targets are based on the Coverage Amount and the Life Insured’s Attained Age, sex and smoking status on the effective date of the Coverage Amount. The Annual Premium Targets are listed with the Coverage Amounts in the policy.

Premium payments will be attributed to Coverage Amounts that have been in effect for less than 5 years. Attribution will begin with the first applicable Coverage Amount that is listed in the policy. The sum of all premium amounts attributed to a Coverage Amount in a Coverage Year is limited to the Annual Premium Target shown in the policy. Premium amounts that exceed the Annual Premium Target will be attributed to the next listed Coverage Amount, up to its own Annual Premium Target. Attribution will continue in this manner until either the entire premium is attributed to Coverage Amounts or the Annual Premium Target is exceeded for all applicable Coverage Amounts.

Sales Load. We deduct a Sales Load from all premium amounts attributed to a Coverage Amount designated as having a Sales Load. The Sales Load is a percentage of premiums guaranteed never to exceed the percentages below.

Currently we are charging these percentages.

Coverage Year	Percentage	Coverage Year	Percentage
1	8%	4	2%
2	6%	5	1%
3	3%	6+	0%

•

Surrender Charge. We will deduct a Surrender Charge from the Net Policy Value upon elimination or reduction of a Coverage Amount designated as having a Surrender Charge during the first 9 Coverage Years. Coverage Amounts may be eliminated or reduced and a Surrender Charge assessed due to:

•	surrender of the policy for its Net Cash Surrender Value,

•	a partial withdrawal which exceeds the Free Partial Withdrawal Amount,

•	a Face Amount decrease that is not solely due to a death benefit Option change, or

•	lapse of the policy.

•

The Surrender Charge for an applicable Coverage Amount is a percentage of the sum of all premiums attributed to it since its effective date. Surrender Charge percentages are guaranteed never to exceed those below. Currently, we are charging these percentages:

Coverage Year	Percentage	Coverage Year	Percentage
1	5.0%	6	1.5%
2	4.0%	7	1.0%
3	3.0%	8	1.0%
4	2.5%	9	0.5%
5	2.0%	10+	0.0%

32

Although the Surrender Charge percentages remain level or decrease as the Coverage Year increases, the total dollar amount of surrender charge may increase, as the total premium paid increases. Premiums paid in any Coverage Year in excess of the Annual Premium Target and premiums paid after the fifth Coverage Year may not add to the Surrender Charge, so the timing of premium payments may affect the amount of the Surrender Charge.

Depending upon circumstances such as premiums paid and performance of the underlying investment options, there may be a Policy Value but no Cash Surrender Value available due to the existence of the Surrender Charge.

Unless otherwise allowed by us and specified by you, surrender charge will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Account bears to the Net Policy Value.

Surrender Charges on a Partial Withdrawal. We will assess a portion of the Surrender Charge if you take a partial withdrawal that exceeds the Free Withdrawal Amount. The Free Withdrawal Amount is 10% of the Net Cash Surrender Value at the time of the withdrawal less the amount of any partial withdrawals already taken in the same Policy Year.

The portion of the policy’s total Surrender Charge that will be assessed is the ratio of (a) to (b), where (a) is the amount being withdrawn in excess of the Free Withdrawal Amount and (b) is the Net Cash Surrender Value immediately prior to the withdrawal. The remaining surrender charge for all Coverage Amounts will be reduced in the same proportion that the Surrender Charge assessed bears to the policy’s total Surrender Charge immediately prior to the partial withdrawal.

Surrender Charges on a Face Amount Decrease. We will assess a portion of the Surrender Charge upon a Face Amount decrease that is not required due to a death benefit Option change or partial withdrawal. For each Coverage Amount that is reduced or eliminated as a result of the decrease, we will assess a portion of any applicable Surrender Charge. The proportion of the Surrender Charge that is assessed will be the ratio of amount by which the Coverage Amount is reduced to the Coverage Amount prior to reduction. The remaining surrender charge for affected Coverage Amounts will be reduced by the same ratio.

Monthly Deductions

On the Policy Date and at the beginning of each Policy Month prior to Attained Age 100, a deduction is due from the Net Policy Value to cover certain charges described below. Monthly deductions due prior to the policy’s Effective Date will be taken on the Effective Date. Unless otherwise allowed by us and specified by you, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each of the Investment Accounts and the Fixed Account bears to the Net Policy Value.

Administration Charge. Currently we deduct a charge of $12 per Policy Month, which is guaranteed never to be exceeded. This charge is intended to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under a policy.

Cost of Insurance Charge. A monthly charge for the cost of insurance is paid to the Company and is determined by multiplying a cost of insurance rate by the net amount at risk at the beginning of each Policy Month.

Death Benefit Option 1. The net amount at risk is equal to the greater of zero, or (a) minus (b), where

(a)	is the applicable death benefit amount on the first day of the Policy Month, divided by 1.0024663; and

(b)	is the Policy Value attributed to that death benefit amount on the first day of the Policy Month.

Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance.

Cost of insurance rates and net amounts at risk are determined separately for each Coverage Amount and for the excess of the death benefit over the Face Amount (the Face Amount is the sum of the Coverage Amounts).

Attribution of Policy Value to Net Amounts at Risk. To determine the net amounts at risk, the Policy Value will be attributed to Coverage Amounts in the order listed in the policy. The amount of Policy Value attributed to a Coverage Amount will be limited to the amount that results in zero net amount at risk, and any excess Policy Value will then be attributed to the next listed Coverage Amount. Attribution will continue in this manner until either the entire Policy Value is attributed or the end of the list of Coverage Amounts is reached. Any remaining Policy Value will then be attributed to the excess of the death benefit over the Face Amount.

Current Cost of Insurance Rates. Cost of insurance rates are determined separately for each Coverage Amount and the excess of the death benefit over the Face Amount. There are different current cost of insurance rate bases for:

33

•	Coverage Amounts having Sales Loads,

•	Coverage Amounts having surrender charge, and

•	The excess of the death benefit over the Face Amount, including any Term Insurance Benefit under the FTIO Rider.

The cost of insurance rate in a specific Policy Month for an applicable death benefit amount will depend on:

•	the cost of insurance rate basis for the applicable death benefit amount,

•	the Life Insured’s Attained Age, sex (unless unisex rates are required by law) and smoking status on the effective date of the applicable death benefit amount,

•	the underwriting class of the applicable death benefit amount,

•	the Coverage Year, or Policy Year for the excess of the death benefit over the Face Amount,

•	any extra charges for substandard ratings, as stated in the policy.

Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.

Cost of insurance rates will generally increase with the Life Insured’s age and the Coverage Year.

Cost of insurance rates reflect our expectation as to future mortality experience. They are also intended to cover our general costs of providing the policy, to the extent that these costs are not covered by other charges. Current cost of insurance rates may be changed by us on a basis that does not unfairly discriminate within the class of lives insured.

Guaranteed Maximum Cost of Insurance Rates. In no event will the cost of insurance rates we charge exceed the guaranteed maximum rates set forth in the policy, except to the extent that an extra charge is imposed for a substandard rating. The guaranteed rates are the based on 1980 Commissioners Standard Ordinary Sex Distinct (unless unisex rates are required by law) ANB Aggregate Ultimate Mortality Tables. Current cost of insurance rates may be less than the guaranteed rates.

Asset Based Risk Charge Deducted from Investment Accounts

We assess a daily charge against amounts in the Investment Accounts. This charge is intended to compensate us for insurance risks we assume under the policy, such as benefit payments and expenses that are higher than we expected. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy.

The charge is a percentage of amounts in the Investment Accounts, which will reduce Unit Values of the sub-accounts. The charge is guaranteed never to exceed an annual rate of 0.50%. Currently, we charge the following rates:

Policy Year	Annual Rate
1-10	0.50%
11+	0.25%

Investment Management Fees and Expenses

The investment management fees and expenses of the portfolios, the underlying variable investment options for the policy, are set forth in the Fee Tables above and in the portfolio prospectuses.

Reduction in Charges and Enhanced Surrender Values

The policy is designed for employers and other sponsoring organizations that may purchase multiple policies as a Case. The size or nature of the Case may result in expected savings of sales, underwriting, administrative or other costs. If so, we expect to offer reductions of policy charges and enhancements of surrender value. Eligibility for reductions and enhancements and the amounts available will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the lives insured, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of our expenses. Some of reductions and enhancements may be guaranteed and others may be subject to restrictions or to withdrawal or modification, on a uniform case basis. We may change the nature and amount of reductions and enhancements available from time to time. Reductions and enhancements will be determined in a way that is not unfairly discriminatory to policy owners.

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COMPANY TAX CONSIDERATIONS

Currently, we make no specific charge for any federal, state, or local taxes that we incur that may be attributable to such Account or to the policy. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of tax laws that we determines to be attributable to the Separate Account or to the policy.

POLICY VALUE

Determination of the Policy Value

A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.”

Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy times the value of such units.

Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by John Hancock USA. See “The General Account — Fixed Account”.

Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by John Hancock USA that is lower than the loan interest rate charged on Policy Debt. See “Policy Loans — Loan Account”.

Units and Unit Values

Crediting and Canceling Units. Units of a particular sub-account are credited to a policy when Net Premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are cancelled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or cancelled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day that is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day that is not a Business Day will be made on the next Business Day.

Unit Values. For each Business Day the unit value for a sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for that sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) minus (c), where:

(a)	is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day;

(b)	is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day; and

(c)	is a charge not exceeding the daily mortality and expense risk charge shown in the “Charges and Deductions — Asset Based Risk Charge Deducted from Investment Accounts” section.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

Transfers of Policy Value

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Subject to the restrictions set forth below, the policy owner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under “Transfers Involving Fixed Account.”

Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose a portfolio to increased portfolio transaction costs (affecting the value of the shares), disruption to management of a portfolio (affecting a subadviser’s ability to effectively manage a portfolio’s investments in accordance with the portfolio’s investment objective and policies) and dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment options. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

The Company’s current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request made be made on any day. The policy owner may, however, transfer to the Money Market investment option even if the two transfer per month limit has been reached, but only if 100% of the value in all variable investment options is transferred to the Money Market investment option. If such a transfer to the Money Market investment option is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market investment option to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market investment option may not be transferred out of the Money Market investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described in “Payment of Proceeds” occurs. Transfer privileges are also subject

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to any restrictions that may be imposed by the portfolios. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of a portfolio.

Transfer Requests. Transfer requests may be made in writing in a format satisfactory to us. From time to time we may offer you alternate means of communicating transfer requests to us, such as electronic mail, the Internet or telephone. We will use reasonable procedures to confirm that instructions received by alternate means are genuine and we will not be liable for following instructions we have reasonably determined to be genuine.

Limitations on Transfers From the Fixed Account. The maximum amount that may be transferred from the Fixed Account in any Policy Year is 25% of the Fixed Account Value at the previous Policy Anniversary. Any transfer that involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust. We may allow greater amounts to be transferred from the Fixed Account if a systematic plan of withdrawals is agreed to in advance. For example, we will allow the transfer of 20%, 25%, 33%, 50% and 100% of the remaining balance in the Fixed Account in five successive years provided we agree in advance in writing and that no amounts are transferred into the Fixed Account during the 5 year period.

POLICY LOANS

At any time while the policy is in force, you may borrow against the Policy Value. The policy is the only security for the loan. policy loans may have tax consequences. See “Tax Treatment of Policy Benefits — Policy Loan Interest.”

A policy loan will affect future Policy Values, since the portion of the Policy Value in the Loan Account will receive the loan interest credited rate rather than varying with the performance of the underlying portfolios or increasing at the Fixed Account interest credited rate. A policy loan may cause a policy to be more susceptible to lapse since it reduces the Net Cash Surrender Value from which monthly deductions are taken. A policy loan causes the amount payable upon death of the Life Insured to be reduced by the amount of outstanding Policy Debt.

Maximum Loan. The amount of any loan cannot exceed the amount that would cause the Policy Debt to equal the Policy’s Cash Surrender Value less the monthly deductions due from the date of the loan to the next Policy Anniversary.

Interest Charged on Policy Loans

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 4%.

Loan Account

When a loan is made, an amount equal to the loan will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. You may designate how this amount is allocated among the Accounts. If you give no instructions, the amount transferred will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

Interest Credited to the Loan Account. Policy Value in the Loan Account will earn interest at an effective annual rate guaranteed to be at least 3.25%. We may declare a current interest rate that is greater than this, subject to change at any time. The excess of the loan interest charged rate (4%) over the loan interest credited rates will result in a net charge against the Policy Value with respect to any Policy Debt.

Currently we credit loan interest rates which vary by Policy Year as follows:

Policy Years	Current Loan Interest Credited Rates	Excess of Loan Interest Charged Rate
1-10	3.25%	0.75%
11+	3.75%	0.25%

Loan Account Adjustments. On the first day of each Policy Month the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. The amount transferred will be allocated to the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Investment Account or the Fixed Account bears to the Net Policy Value.

Loan Repayments. Policy Debt may be repaid, in whole or in part, at any time prior to the death of the Life Insured while the policy is in force. A loan repayment amount will be credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts in the same proportion as the Policy Value in each Account bears to the Net Policy Value.

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Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender

A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charge, monthly deductions due and Policy Debt. The Net Cash Surrender Value will be determined at the end of the Business Day on which we receive the policy and a written request for surrender at the Service Office. When a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.

Partial Withdrawals

You may make a partial withdrawal of the Net Cash Surrender Value at any time. You may designate how the withdrawal amount is allocated among the Investment Account and the Fixed Account. If you give no instructions, the withdrawal amount will be allocated among the Accounts in the same proportion as the Policy Value in each Account bears to the Net Policy Value.

Surrender Charges may be assessed on a Partial Withdrawal. See “Charges and Deductions — Surrender Charges.” The death benefit may be reduced as a result of a Partial Withdrawal. See “Death Benefits — Decreases in Face Amount under death benefit Option 1 due to a Partial Withdrawal”.

LAPSE AND REINSTATEMENT

Lapse

A policy will go into default at the beginning of a Policy Month if the Net Cash Surrender Value would go below zero after deducting the monthly deduction then due. A lapse could have adverse tax consequences as described under “Tax Treatment of the Policy — Tax Treatment of Policy Benefits — Surrender or Lapse.” We will notify you of the default and will allow you a 61-day grace period in which to make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium load charge. If the required payment is not received by the end of the grace period, the policy will terminate with no value.

Death During Grace Period. If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value on the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

You may reinstate a policy that has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

•	The policy must not have been surrendered for its Net Cash Surrender Value;

•	Evidence of the Life Insured’s insurability satisfactory to us must be provided; and

•	A premium equal to the payment required during the grace period following default to keep the policy in force is paid.

THE GENERAL ACCOUNT

The general account of John Hancock USA consists of all assets owned by us other than those in the Separate Account and other Separate Accounts of the Company. Subject to applicable law, we have sole discretion over investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Fixed Account

You may allocate Net Premiums to the Fixed Account or transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. John Hancock USA will hold the reserves required for any portion of the policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

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Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:

•	the portion of the Net Premiums allocated to it; plus

•	any amounts transferred to it; plus

•	interest credited to it; less

•	any charges deducted from it; less

•	any partial withdrawals from it; less

•	any amounts transferred from it.

Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. We may declare a current interest rate in excess of the guaranteed rate, subject to change at any time.

OTHER PROVISIONS OF THE POLICY

Policy owner Rights

Unless otherwise restricted by a separate agreement, you may:

•	Vary the premiums paid under the policy.

•	Change the death benefit Option.

•	Change the premium allocation for future premiums.

•	Transfer amounts between sub-accounts.

•	Take loans and/or partial withdrawals.

•	Surrender the contract.

•	Transfer ownership to a new owner.

•	Name a contingent owner that will automatically become owner if you die before the Life Insured.

•	Change or revoke a contingent owner.

•	Change or revoke a beneficiary.

Assignment of Rights. We will not be bound by an assignment until we receive a copy of the assignment at the Service Office. We assume no responsibility for the validity or effects of any assignment.

Beneficiary

You may appoint one or more beneficiaries of the policy by naming them in the application. Beneficiaries may be appointed in three classes — primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the Life Insured’s lifetime by giving written notice in a form satisfactory to us. If the Life Insured dies and there is no surviving beneficiary, you, or your estate if you are the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, we will pay the insurance benefit as if the beneficiary had died before the Life Insured.

Incontestability

We will not contest the validity of a policy after it has been in force during the Life Insured’s lifetime for two years from the Issue Date stated in the policy, nor will we contest the validity of an increase in Face Amount after it has been in force during the Life Insured’s lifetime for two years. If a policy has been reinstated, we can contest any misrepresentation of a fact material to the reinstatement for a period of two years after the reinstatement date.

Misstatement of Age or Sex

If the Life Insured’s stated age or sex or both in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

Suicide Exclusion

If the Life Insured, whether sane or insane, dies by suicide within two years from the Issue Date stated in the policy (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), we will pay only the premiums

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paid less any partial withdrawals and any Policy Debt. If the Life Insured should die by suicide within two years after a Face Amount increase, the death benefit for the increase will be limited to the monthly deductions for the increase. At our discretion, this provision may be waived.

Supplementary Benefits

Subject to certain requirements, one or more supplementary benefits may be added to a policy, including the FTIO Rider (see “Death Benefits – Flexible Term Insurance Option Rider”) and, in the case of a policy owned by a corporation r other similar entity, a benefit permitting a change in the Life Insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from us. There is no cost for any supplementary benefit currently offered by us, with the exception of FTIO Rider (see “Charges and Deductions — Monthly Deductions”).

TAX TREATMENT OF THE POLICY

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves”. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment”. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

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If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial 42 withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets”. As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

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The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact. The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

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Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

OTHER INFORMATION

Payment of Proceeds

As long as the policy is in force, we will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at the Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.

We may delay the payment of any policy loans, surrenders, partial withdrawals, or insurance benefit that depends on Fixed Account values for up to six months or in the case of any Investment Account for any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

Reports to Policyholders

Within 30 days after each Policy Anniversary, we will send you a statement showing, among other things:

•	the amount of death benefit;

•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

•	the value of the units in each Investment Account to which the Policy Value is allocated;

•	the Policy Debt and any loan interest charged since the last report;

•	the premiums paid and other policy transactions made during the period since the last report; and

•	any other information required by law.

You will also be sent an annual and a semi-annual report for the portfolios, which will include a list of the securities, held in each portfolio as required by the 1940 Act.

Distribution of Policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

43

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers, financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing”. These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 15% of the target premium paid in the first policy year, 9.0% of the target premium in years 2-5, and 2.5% of the target premium paid in years 6 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 2.5%. This schedule of compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Responsibilities of John Hancock USA

44

John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the Policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the Policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the Policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

Voting Rights

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policyholders having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyholders are received, including shares not attributable to the Policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyholder is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If John Hancock USA does disregard voting instructions, it will advise policyholders of that action and its reasons for such action in the next communication to policyholders.

Substitution of Portfolio Shares

It is possible that in the judgment of the management of John Hancock USA, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

John Hancock USA also reserves the right (i) to combine other Separate Accounts with the Separate Account, (ii) to create new Separate Accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another Separate Account and from another Separate Account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

Records and Accounts

The Service Office is responsible for performing all administrative functions, such as decreases, increases, surrender and partial withdrawals, and fund transfers although certain of these functions may be delegated to McCamish Systems, L.L.C., 6425 Powers Ferry Road, Atlanta, Georgia 30339.

All records and accounts relating to the Separate Account and the portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided the Company or by McCamish Systems on behalf of us.

45

State Regulation

John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Further Information

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC’s principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact John Hancock USA’s Home office, the address and telephone number of which are on the last page of the prospectus.

Financial Statements

The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information.

46

APPENDIX A: DEFINITIONS

Annual Premium Target:  is an amount set forth in the policy that limits the amount of premium attributable to a Coverage Amount in Surrender Charge or Sales Load calculations.

Attained Age:  is the Issue Age of the Life Insured plus the number of completed Policy Years.

Business Day:  is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

Case:  is a group of Policies insuring individual lives with common employment or other relationship, independent of the Policies.

Cash Surrender Value:  is the Policy Value less the Surrender Charge and any outstanding monthly deductions due.

Coverage Amount:  is an amount of insurance coverage under the policy with a distinct effective date. The Face Amount of the policy at any time is the sum of the Coverage Amounts in effect.

Coverage Year:  is a one-year period beginning on a Coverage Amount’s effective date and on each anniversary of this date. For Coverage Amounts in effect on the policy’s Effective Date, the Coverage Year is the same as the Policy Year.

Fixed Account:  is the part of the Policy Value that reflects the value you have in our general account.

Investment Account:  is the part of the Policy Value that reflects the value you have in one of the sub-accounts of the Separate Account.

Issue Age:  is the Life Insured’s age on the birthday closest to the Policy Date.

Loan Account:  is the part of the Policy Value that reflects policy loans and interest credited to the Policy Value in connection with such loans.

Minimum Initial Premium:  is the sum of the monthly deductions due for the first 3 Policy Months plus the Premium Charges deductible from this amount.

Net Cash Surrender Value:  is the Cash Surrender Value less the Policy Debt. Net Policy Value: is the Policy Value less the value in the Loan Account. Net Premium: is the premium paid less the Premium Load and Sales Load.

Policy Date, Policy Anniversary, Policy Month and Policy Year:  Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months, and Policy Anniversaries are measured.

Policy Debt:  on any date is the aggregate amount of policy loans, including borrowed and accrued interest, less any loan repayments.

Policy Value:  is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Service Office:  is PO Box 192, Boston, MA 02117 or such other address as we specify to you by written notice.

47

In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE
Express Delivery	Mail Delivery
Specialty Products	Specialty Products and Distribution
197 Clarendon Street, C-6	PO Box 192
Boston, MA 02117	Boston, MA 02117

Phone:	Fax:
1-800-521-1234	1-617-572-7008

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act No. 811-5130 1933 Act File No. 333-100567

48

Statement of Additional Information dated April 28, 2008

for interests in

John Hancock Life Insurance Company (U.S.A.) Separate Account N (“Registrant”)

Interests are made available under

CORPORATE VUL

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (“JOHN HANCOCK USA” or “DEPOSITOR”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor”. The Depositor is John Hancock USA, a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, John Hancock USA had been known as The Manufacturers Life Insurance Company (U.S.A.).

Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant”. In this case, the Registrant is John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”), a separate account established by John Hancock USA under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by John Hancock Life Insurance Company, or other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and the financial statements of Separate Account N of John Hancock Life Insurance Company (U.S.A.) at December 31, 2007, and for each of the two years in the period ended December 31, 2007, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from

2

2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2007, 2006, and 2005 was $226,336,094, $128,705,303, and $33,325,216, respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 15% of the target premium paid in the first policy year, 9.0% of the target premium in years 2-5, and 2.5% of the target premium paid in years 6 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 2.5%.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms or other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay their respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

3

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

Years Ended December 31, 2007, 2006, and 2005

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in shareholder’s equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2007 and 2006 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the accompanying consolidated financial statements, the Company has restated its financial statements for the years ended December 31, 2006 and 2005.

As discussed in Note 1 to the accompanying consolidated financial statements, in 2007 the Company changed its method of accounting for collateral related to certain derivative activities, and in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement benefit plans.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 25, 2008

F-2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2007	2006
		Restated
	(in millions)
Assets

Investments
Fixed maturities:
Available-for-sale - at fair value (cost: 2007 - $13,050; 2006 - $11,187)	$13,689	$11,629
Equity securities:
Available-for-sale - at fair value (cost: 2007 - $781; 2006 - $840)	956	1,022
Mortgage loans on real estate	2,414	2,446
Real estate	1,543	1,401
Policy loans	2,519	2,340
Short term investments	2,723	645
Other invested assets	325	144

Total Investments	24,169	19,627

Cash and cash equivalents	3,345	4,112
Accrued investment income	310	247
Deferred policy acquisition costs	5,664	4,655
Deferred sales inducements	264	235
Amounts due from and held for affiliates	2,967	2,886
Reinsurance recoverable	1,390	1,295
Other assets	1,259	1,276
Separate account assets	105,380	90,462

Total Assets	$144,748	$124,795

Liabilities and Shareholder’s Equity

Liabilities:

Future policy benefits	$24,594	$22,379
Policyholders’ funds	300	298
Unearned revenue	543	766
Unpaid claims and claim expense reserves	720	704
Dividends payable to policyholders	210	200
Amounts due to affiliates	4,615	2,996
Deferred income tax liability	1,000	812
Other liabilities	2,002	1,492
Separate account liabilities	105,380	90,462

Total Liabilities	139,364	120,109

Shareholder’s Equity:

Capital stock	5	5
Additional paid in capital	2,222	2,216
Retained earnings	2,572	1,988
Accumulated other comprehensive income	585	477

Total Shareholder’s Equity	5,384	4,686

Total Liabilities and Shareholder’s Equity	$144,748	$124,795

The accompanying notes are an integral part of these consolidated financial statements.

F-3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF INCOME

	For the years ended December 31,
	2007	2006	2005
		Restated	Restated
	(in millions)
Revenues

Premiums	$875	$1,014	$870
Fee income	3,262	2,483	1,769
Net investment income	1,337	1,163	1,169
Net realized investment and other gains	162	32	231

Total revenues	5,636	4,692	4,039

Benefits and expenses

Benefits to policyholders	2,375	1,889	1,579
Other operating costs and expenses	1,269	1,117	921
Amortization of deferred policy acquisition costs and deferred sales inducements	584	536	327
Dividends to policyholders	416	395	400

Total benefits and expenses	4,644	3,937	3,227

Income before income taxes	992	755	812
Income taxes	273	230	253

Net income	$719	$525	$559

The accompanying notes are an integral part of these consolidated financial statements.

F-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

AND COMPREHENSIVE INCOME

	Capital Stock	Additional Paid In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Shareholder’s Equity	Outstanding Shares
	(in millions, except for shares outstanding)					(thousands)
Balance at January 1, 2005 — As previously reported	$5	$2,024	$1,062	$828	$3,919	4,829
Restatements			42	(90)	(48)

Balance at January 1, 2005 — Restated	5	2,024	1,104	738	3,871	4,829
Comprehensive income:
Net income — Restated			559		559
Other comprehensive income, net of tax:
Net unrealized investment losses — Restated				(104)	(104)
Net losses on cash flow hedges				(1)	(1)
Minimum pension liability				(21)	(21)
Foreign currency translation adjustment — Restated				(87)	(87)

Comprehensive income — Restated					346
Capital contribution from parent		13			13
Transactions with affiliates		8			8
Dividend paid to parent			(200)		(200)

Balance at December 31, 2005 — Restated	$5	$2,045	$1,463	$525	$4,038	4,829

Balance at January 1, 2006 — Restated	$5	$2,045	$1,463	$525	$4,038	4,829
Comprehensive income:
Net income — Restated			525		525
Other comprehensive income, net of tax:
Net unrealized investment losses — Restated				(46)	(46)
Minimum pension liability				5	5
Foreign currency translation adjustment — Restated				(5)	(5)

Comprehensive income — Restated					479
SFAS 158 transition adjustment				(2)	(2)
Common stock issued to parent		71			71
Transaction with affiliate		87			87
Stock options		13			13

Balance at December 31, 2006 — Restated	$5	$2,216	$1,988	$477	$4,686	4,829

Balance at January 1, 2007 — Restated	$5	$2,216	$1,988	$477	$4,686	4,829
Comprehensive income:
Net income			719		719
Other comprehensive income, net of tax:
Net unrealized investment gains				124	124
Net losses on cash flow hedges				(13)	(13)
Change in funded status of pension plan and amortization of periodic pension costs				1	1
Foreign currency translation adjustment				(4)	(4)

Comprehensive income					827
Dividend paid to parent			(135)		(135)
Stock options		6			6

Balance at December 31, 2007	$5	$2,222	$2,572	$585	$5,384	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the years ended December 31,
	2007	2006	2005
		Restated	Restated
	(in millions)
Cash flows provided by (used in) operating activities:
Net income	$719	$525	$559
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Net realized investment and other gains	(162)	(32)	(231)
Amortization of premium/discount – fixed maturities	9	13	27
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,700)	(1,154)	(976)
Amortization of deferred policy acquisition costs and deferred sales inducements	584	536	327
Depreciation and amortization	26	26	27
(Increase) decrease in accrued investment income	(63)	(1)	58
Decrease (increase) in other assets and other liabilities, net	371	507	(325)
Increase (decrease) in policyholder liabilities and accruals, net	781	479	(397)
Increase in deferred income tax liability	127	128	124

Net cash provided by (used in) operating activities	692	1,027	(807)
Cash flows used in investing activities:
Sales of:
Fixed maturities available-for-sale	8,814	9,657	8,293
Equity securities available-for-sale	304	355	153
Maturities, prepayments and scheduled redemptions of:
Fixed maturities available-for-sale	485	658	230
Mortgage loans on real estate	1,453	1,105	508
Real estate sold	—	27	9
Cash received on sale of mortgage backed security to affiliate	15	—	—
Purchases of:
Fixed maturities available-for-sale	(11,150)	(10,327)	(9,294)
Equity securities available-for-sale	(229)	(690)	(261)
Other invested assets	(121)	(74)	(6)
Mortgage loans on real estate issued	(1,409)	(1,128)	(529)
Purchases of real estate	(168)	(16)	(35)
Net purchases of short-term investments	(2,013)	(162)	(112)
Other, net	(249)	(281)	368

Net cash used in investing activities	(4,268)	(876)	(676)
Cash flows provided by financing activities:
Common stock issued to parent	—	71	—
Capital contribution from parent	—	—	13
Cash received on sale of real estate to affiliate	—	150	—
Net cash transferred related to Taiwan operations	—	—	(24)
Universal life and investment-type contract deposits	2,748	2,832	2,144
Universal life and investment-type contract maturities and withdrawals	(509)	(1,266)	(938)
Net transfers to separate accounts from policyholders funds	(881)	(433)	(341)
Unearned revenue on financial reinsurance	(149)	(49)	49
Increase in amounts due to/from affiliates, net	1,768	14	1,869
Excess tax benefits related to share based payments	2	2	—
Net reinsurance recoverable	(35)	49	20
Dividend paid to parent	(135)	—	(200)

Net cash provided by financing activities	2,809	1,370	2,592
Net (decrease) increase in cash and cash equivalents	(767)	1,521	1,109
Cash and cash equivalents at beginning of year	4,112	2,591	1,482

Cash and cash equivalents at end of year	$3,345	$4,112	$2,591

The accompanying notes are an integral part of these consolidated financial statements.

F-6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Summary of Significant Accounting Policies

Business

John Hancock Life Insurance Company (U.S.A.) (JH USA or The Company) is a wholly owned subsidiary of The Manufacturers Investment Corporation (MIC). MIC is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI, in turn, is a wholly owned subsidiary of Manulife Financial Corporation (MFC), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as Manulife Financial.

The Company offers and issues individual and group annuity contracts, and individual life insurance and group pension contracts. All of these contracts (collectively, the contracts) are sold primarily in the United States. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in either the shares of various portfolios of the John Hancock Trust (JHT), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

John Hancock Investment Management Services, LLC (JHIMS), a subsidiary of the Company, is the investment advisor to JHT. On November 1, 2005, JHIMS amended its Limited Liability Company Agreement to admit a new member. This amendment decreased the Company’s consolidated ownership interest in JHIMS from 100% to 95%. JH USA directly owns 57% of JHIMS, while it’s wholly owned subsidiary, John Hancock Life Insurance Company of New York, owns 38%. The remaining 5% of JHIMS is owned by an affiliate, John Hancock Funds, LLC.

Basis of Presentation

The accompanying consolidated financial statements include the accounts of the Company and its majority owned and or controlled subsidiaries. All significant intercompany transactions and balances have been eliminated.

The accompanying consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets.

Restatements

The accompanying consolidated financial statements and footnote disclosures have been restated as of December 31, 2006 and for the years ended December 31, 2006 and 2005, respectively. There were two items requiring restatement as described below.

During the years 2001 through 2006, the Company was not properly recording the changes in the fair value of non-functional currency available-for-sale investments in accumulated other comprehensive income (OCI) or the realized gains and losses related to such securities in the consolidated statements of income. For available-for-sale fixed maturities and equity securities, foreign exchange movements at each balance sheet date were recorded in foreign currency translation adjustments instead of net unrealized investment gains (losses). In addition, when these non-functional currency available-for-sale securities were sold, the applicable foreign exchange gain or loss was not relieved from accumulated other comprehensive income and recorded in the consolidated statements of income. Certain of these available-for-sale investments supported life and annuity contracts where the investment results of the realized and unrealized investment and other gains (losses) are included in the calculation of current or future gross profits for purposes of amortizing deferred policy acquisition costs (DAC). As a result of the error, DAC was not adjusted for the realized and unrealized foreign exchange gains (losses). The after-tax adjustments to correctly record the related activity decreased total consolidated shareholder’s equity by $48.0 million as of January 1, 2005 (the cumulative consolidated income statement and OCI effect for the years 2001 through 2004), and decreased total consolidated shareholder’s equity by $96.0 million and $89.0 million as of December 31, 2006 and 2005, respectively. Consolidated net income was increased by $12.6 million and $10.7 million for the years ended December 31, 2006 and 2005, respectively, as a result of these adjustments.

Certain intercompany reinsurance activity was not properly presented in the Consolidated Statements of Cash Flows for the years ended December 31, 2006 and 2005. As a result of this error, cash flows provided by (used in) operating activities increased by $402 million and $53 million for the years ended December 31, 2006 and 2005, respectively; cash flows used in investing activities increased by $127 million and $112 million for the years ended December 31, 2006 and 2005, respectively; and cash flows provided by financing activities decreased by $275 million for the year ended December 31, 2006 and increased by $59 million for the year ended December 31, 2005.

F-7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

The following is a summary of the line items impacted by the Restatement for the 2006 Consolidated Balance Sheet and the Consolidated Statements of Income and Shareholder’s Equity for the years ended December 31, 2006 and 2005:

	Prior to Restatement*	Adjustments	Restated
	(in millions)
December 31, 2006
Deferred policy acquisition costs	$4,701	$(46)	$4,655
Total assets	124,841	(46)	124,795
Deferred income tax liability	762	50	812
Total liabilities	120,059	50	120,109
Retained earnings	1,922	66	1,988
Accumulated other comprehensive income	639	(162)	477
Total shareholder’s equity	4,782	(96)	4,686
Total liabilities and shareholder’s equity	124,841	(46)	124,795

December 31, 2005
Retained earnings	1,410	53	1,463
Accumulated other comprehensive income	667	(142)	525
Total shareholder’s equity	4,127	(89)	4,038

January 1, 2005
Retained earnings	1,062	42	1,104
Accumulated other comprehensive income	828	(90)	738
Total shareholder’s equity	3,919	(48)	3,871

For the year ended December 31, 2006
Net realized investment and other gains	5	27	32
Total revenue	4,665	27	4,692
Amortization of deferred policy acquisition costs and deferred sales inducements	529	7	536
Total benefits and expenses	3,930	7	3,937
Income before income taxes	735	20	755
Income taxes	223	7	230
Net income	512	13	525

For the year ended December 31, 2005
Net realized investment and other gains	209	22	231
Total revenue	4,017	22	4,039
Amortization of deferred policy acquisition costs and deferred sales inducements	322	5	327
Total benefits and expenses	3,222	5	3,227
Income before income taxes	795	17	812
Income taxes	247	6	253
Net income	548	11	559

The consolidated statements of cash flows were restated as applicable for the items noted above.

*	Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments

The Company classifies its fixed maturity securities as available-for-sale and records these securities at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Interest income is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in net investment income. The amortized cost of fixed maturity securities is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains.

F-8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income.

Net realized investment and other gains, other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating group annuity contract holder accounts. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected directly in accumulated other comprehensive income after adjustments for deferred income taxes, deferred policy acquisition costs, deferred sales inducements, and participating group annuity contracts.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses on equity securities are reflected in shareholder’s equity, as described above for available-for-sale fixed maturities securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains. Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or accretion of discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on the ex-dividend date.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains.

Policy loans are reported at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities when purchased greater than 90 days and less than one year, are reported at fair value.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposures to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities.

All derivative instruments are reported on the Consolidated Balance Sheets in other invested assets or other liabilities at fair value, with changes in fair value recorded in income or other comprehensive income, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in income.

F-9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains. For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains, as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains, as well as offsetting changes in fair value for the derivative. Basis adjustments are recognized into income as part of net realized investment and other gains.

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.
In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, and swaptions), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs (DAC) and Deferred Sales Inducements (DSI)

Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. DAC associated with annuity contracts and group pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits for such unrealized gains (losses). The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed. As of December 31, 2007 and 2006, the Company’s DAC was deemed recoverable.

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual annuity products (Deferred Sales Inducements or DSI). Those inducements that are incremental to amounts the Company credits on similar contracts without sales inducements and are higher than the contracts’ expected ongoing crediting rates for periods after the inducements are capitalized at inception. The capitalized amounts are then amortized over the life of the underlying contracts consistent with the methodology used to amortize DAC. DSI is reviewed annually to determine recoverability from future income, and if not recoverable, is immediately expensed. As of December 31, 2007 and 2006, the Company’s DSI was deemed recoverable.

F-10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying consolidated statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Goodwill

Goodwill, included in other assets, represents the excess of the purchase price paid by the Company over the fair value of the assets and liabilities of Wood Logan Associates (WLA) at the dates the outstanding shares of WLA were acquired. Prior to the adoption of Statement of Financial Accounting Standards No. 142 (SFAS 142), Goodwill and Other Intangible Assets, this goodwill was being amortized over its expected useful life. No goodwill amortization was recorded after the adoption of this standard.

The Company tests goodwill and other non-amortizing intangible assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events). Amortizable intangible assets are tested only in response to triggering events. Impairments would be recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. No impairment was indicated as a result of testing performed in 2007 or 2006.

Separate Accounts

Separate account assets and liabilities reported in the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment and other gains or losses generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, and net realized investment and other gains or losses and the related liability charges of separate accounts are offset within the same line item in the Consolidated Statements of Income. Fees charged to contract holders, principally mortality, policy administration, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds

Policyholder liabilities for traditional non-participating life insurance policies, reinsurance policies, and accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains associated with the underlying assets.

For fixed and variable annuities, group pension contracts, variable life contracts, and universal life insurance contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values before surrender charges and additional reserves established on certain guarantees offered in certain variable annuity products. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders. Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments. Policy benefits charged to expense also include the change in the additional reserve for certain guarantees offered in certain investment type products.

F-11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

Benefits for fixed and variable annuities, variable life contracts, universal life insurance contracts, and group pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. For the years 2005 through 2007, interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies ranged from 2.5% to 7.8%. As of December 31, 2007 and 2006, participating insurance liabilities expressed as a percentage of total actuarial reserves and account values were 36.1% and 39.2%, respectively.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claim expense reserves are adequate.

Participating Insurance

For those participating policies in force as of September 23, 1999 and as a result of the demutualization of MLI, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as a separate Closed Block of business. As of December 31, 2007 and 2006, $8,997 million and $8,894 million of policyholder liabilities and accruals related to the participating policyholders’ accounts were included in the Closed Block.

JH USA’s Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Revenue Recognition

Premiums on long-duration life insurance and reinsurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance in force or the present value of annuity benefits, depending on the product type.

Fee income from annuity contracts, pension contracts, and insurance contracts consists of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and will be recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

Share Based Payments

The Company adopted SFAS 123(R), Share Based Payment, on January 1, 2006. This standard requires that the costs resulting from share based payment transactions with employees be recognized in the financial statements using a fair value based measurement method. The Company had previously adopted the fair value recognition provisions of SFAS 123, Accounting for Stock Options, effective January 1, 2003 prospectively for all options granted to employees on or after January 1, 2002.

Certain Company employees are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company’s employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to Company employees is recognized in the accounts of the Company over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to the Company’s employees is recognized in the accounts of the Company over the vesting periods of the units. The share-based payments are a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, are recorded in the accounts of the Company in other operating costs and expenses.

F-12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

Upon adoption of SFAS 123(R), the Company was required to determine the portion of additional paid in capital that was generated from the realization of excess tax benefits prior to the adoption of SFAS 123(R) available to offset deferred tax assets that may need to be written off in future periods had the Company adopted the SFAS 123 fair value recognition provisions in 2001. The Company elected to calculate this pool of additional paid in capital using the shortcut method as permitted by FASB Staff Position (FSP) 123(R)-3, Transition Election to Accounting for the Tax Effects of Share Based Payment Awards.

SFAS 123(R) also requires the benefits of tax deductions in excess of recognized compensation expense to be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increase net financing cash flows in periods after adoption. In 2007 the Company recognized $2 million of excess tax benefits which was reclassified from net operating cash flows to net financing cash flows. Upon adoption in 2006, the Company recognized $2 million of excess tax benefits related to share based payments which was reclassified from net operating cash flows to net financing cash flows

Federal Income Taxes

The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Foreign Currency Translation

The consolidated balance sheets of the Company’s foreign operations and the Company’s non-U.S. dollar investments are translated into U.S. dollars using translation rates in effect at the Consolidated Balance Sheet dates. The Consolidated Statements of Income of the Company’s foreign operations are translated into U.S. dollars using average translation rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

Recent Accounting Pronouncements

FASB Staff Position FIN39-1

Amendment of Offsetting of Amounts Related to Certain Contracts (FSP FIN39-1)

In April 2007, the FASB issued FSP FIN 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation for offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase of derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 and 2006 of $57 million and $13 million, respectively.

Statement of Financial Accounting Standards No.159, the Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159)

In February 2007, the FASB issued SFAS 159. SFAS 159’s objective is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e., to some but not all similar financial assets or liabilities.

F-13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

SFAS 159 will be effective for the Company beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact of adoption of SFAS 159 will have on its consolidated financial position and results of operations.

Statement of Financial Accounting Standards No.158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 123(R) (SFAS 158)

In September 2006, the FASB issued SFAS 158. SFAS 158 requires the Company to recognize in its consolidated balance sheet either assets or liabilities for overfunded or underfunded status of its defined benefit postretirement plans. Changes in the funded status of a defined benefit postretirement plan are recognized in accumulated comprehensive income in the year the changes occur.

SFAS 158 was effective for the Company on December 31, 2006. As a result of the adoption of SFAS 158 as of December 31, 2006, the Company recorded a decrease of $2 million, net of tax benefit of $1 million, to accumulated other comprehensive income to recognize the funded status of its defined benefit pension and other post-retirement benefit plans.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157)

On September 15, 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair value items valued using the lowest hierarchy level.

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be prospectively applicable. The Company expects that the adoption of SFAS 157 will have a material effect on its consolidated financial position and results of operations. The impact of adoption is currently being refined.

FASB Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48)

In June 2006 the FASB issued FIN 48. FIN 48 prescribes recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as of the beginning of the year of adoption.

FIN 48 was effective for the Company’s consolidated financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN 48 had no material impact on the Company’s consolidated financial position at December 31, 2007 and consolidated results of operations for the year ended December 31, 2007.

AICPA Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts (SOP 05-1)

In September 2005, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and instead be charged off to expense.

F-14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

SOP 05-1 was effective for the Company’s internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company’s adoption of SOP 05-1 as of January 1, 2007, there was no impact to the Company’s consolidated financial position or results of operations.

Emerging Issues Task Force Issue No. 04-5, Investor’s Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights (EITF 04-5)

In July 2005, the Emerging Issues Task Force of the FASB issued EITF 04-5. EITF 04-5 mandates a rebuttable presumption that the general partner of a partnership (or managing member of a limited liability company) controls the partnership and should consolidate it, unless limited partners have either substantive kickout rights (defined as the ability to remove the general partner without cause by action of simple majority) or have substantive participating rights (defined as the ability to be actively involved in managing the partnership) or the partnership is a Variable Interest Entity (VIE), in which case VIE consolidated accounting rules should instead be followed. The Company’s adoption of EITF 04-5 in 2006 resulted in no impact to its consolidated financial position and results of operations.

Note 2 – Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Net investment income
Fixed maturities	$798	$730	$705
Equity securities	38	24	17
Mortgage loans on real estate	145	152	157
Real estate	100	98	92
Policy loans	185	166	202
Short term investments	145	61	29
Other	7	(8)	2

Gross investment income	1,418	1,223	1,204
Less investment expenses	81	60	35

Net investment income	$1,337	$1,163	$1,169

		Restated	Restated
Net realized investment and other gains (losses)
Fixed maturities	$69	$(27)	$196
Equity securities	38	44	20
Mortgage loans on real estate	13	13	20
Real estate	—	7	(2)
Derivatives and other invested assets	42	(5)	(3)

Net realized investment and other gains	$162	$32	$231

Gross gains were realized on the sale of available-for-sale securities of $203 million, $189 million (Restated), and $273 million (Restated) for the years ended December 31, 2007, 2006, and 2005, and gross losses were realized on the sale of available-for-sale securities of $51 million, $132 million, and $77 million for the years ended December 31, 2007, 2006, and 2005. In addition, other-than-temporary impairments on available-for-sale securities of $74 million, $64 million, and $14 million for the years ended December 31, 2007, 2006, and 2005 were recognized in the Consolidated Statements of Income.

F-15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 2 – Investments – (continued)

As of December 31, 2007 and 2006, all fixed maturity and equity securities were classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized below as of the dates indicated:

	December 31, 2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Available-for-Sale:
Corporate securities	$10,364	$574	$(121)	$10,817
Asset-backed & mortgage-backed securities	992	15	(2)	1,005
Obligations of states and political subdivisions	83	4	—	87
Debt securities issued by foreign governments	893	145	—	1,038
U.S. Treasury securities and obligations of U.S. government corporations and agencies	718	24	—	742

Total fixed maturities available-for-sale	13,050	762	(123)	13,689
Equity securities	781	193	(18)	956

Total fixed maturities and equity securities available-for-sale	$13,831	$955	$(141)	$14,645

	December 31, 2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Available-for-Sale:
Corporate securities	$7,543	$477	$(64)	$7,956
Asset-backed & mortgage-backed securities	35	—	(1)	34
Obligations of states and political subdivisions	10	1	—	11
Debt securities issued by foreign governments	45	7	(1)	51
U.S. Treasury securities and obligations of U.S. government corporations and agencies	3,554	26	(3)	3,577

Total fixed maturities available-for-sale	11,187	511	(69)	11,629
Equity securities	840	187	(5)	1,022

Total fixed maturities and equity securities available-for-sale	$12,027	$698	$(74)	$12,651

The amortized cost and fair value of fixed maturities as of December 31, 2007, by contractual maturity, are shown below:

	Amortized Cost	Fair Value
	(in millions)
Available-for-Sale:
Due in one year or less	$386	$387
Due after one year through five years	1,777	1,817
Due after five years through ten years	3,967	4,042
Due after ten years	5,928	6,438

	12,058	12,684
Asset-backed and mortgage-backed securities	992	1,005

Total fixed maturities available-for-sale	$13,050	$13,689

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

As of December 31, 2007, fixed maturity securities with a fair value of $7 million (2006—$8 million) were on deposit with government authorities as required by law.

F-16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 2 – Investments – (continued)

Available-for-sale securities with amortized cost of $0 million and $1 million were non-income producing as of December 31, 2007 and 2006 respectively.

The Company participates in a security lending program for the purpose for enhancing income on securities held. At December 31, 2007 and 2006, $1,476 million and $1,320 million, respectively, of the Company’s securities, at market value, were on loan to various brokers or dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102% of the loaned securities’ market value.

Depreciation expense on investment real estate was $26 million in 2007, 2006, and 2005, respectively. Accumulated depreciation was $218 million and $193 million at December 31, 2007 and 2006 respectively.

Analysis of unrealized losses on fixed maturities securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee (the committee) reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. The committee meets with the management responsible for restructurings, as well as the management of each industry team, and portfolio management. The analysis focuses on each investee company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Manulife Credit Committee. The Loan Review Committee includes Manulife’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value is charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that the committee’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Manulife investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by Manulife, or changes in other facts and circumstances lead to a change in the intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

As of December 31, 2007 and 2006, there were 339 and 425 fixed maturity securities with an aggregate gross unrealized loss of $123 million and $69 million as of December 31, 2007 and 2006, of which the single largest unrealized loss was $16 million and $2 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

F-17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 2 – Investments – (continued)

As of December 31, 2007 and 2006, there were 174 and 75 equity securities with an aggregate gross unrealized loss of $18 million and $5 million as of December 31, 2007 and 2006, of which the single largest unrealized loss was $1 million and $1 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these equity securities will recover in value.

Unrealized Losses on Fixed Maturity and Equity Securities

	As of December 31, 2007
	Less than 12 months		12 months or more		Total
Description of securities:	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses
U.S. Treasury obligations and direct obligations of U.S. government agencies	$6	$—	$24	$—	$30	$—
Federal agency mortgage-backed securities	99	(2)	32	—	131	(2)
Fixed maturity securities issued by foreign governments	—	—	8	—	8	—
Corporate securities	1,521	(50)	1,462	(71)	2,983	(121)

Total fixed maturity securities	1,626	(52)	1,526	(71)	3,152	(123)
Equity securities	145	(18)	—	—	145	(18)

Total fixed maturity and equity securities	$1,771	$(70)	$1,526	$(71)	$3,297	$(141)

Unrealized Losses on Fixed Maturity and Equity Securities

	As of December 31, 2006
	Less than 12 months		12 months or more		Total
Description of securities:	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses
U.S. Treasury obligations and direct obligations of U.S. government agencies	$478	$(2)	$47	$(1)	$525	$(3)
Federal agency mortgage-backed securities	7	—	17	(1)	24	(1)
Fixed maturity securities issued by foreign governments	—	—	10	(1)	10	(1)
Corporate securities	1,200	(26)	1,319	(38)	2,519	(64)

Total fixed maturity securities	1,685	(28)	1,393	(41)	3,078	(69)
Equity securities	77	(3)	19	(2)	96	(5)

Total fixed maturity and equity securities	$1,762	$(31)	$1,412	$(43)	$3,174	$(74)

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that result from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reserve over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

F-18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 2 – Investments – (continued)

At December 31, 2007 and 2006, the fixed maturity securities had a total gross unrealized loss of $123 million and $69 million, respectively, including basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns tend to play a larger role in the unrealized losses on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased to $19 million at December 31, 2007 from $1 million at December 31, 2006 primarily due to interest rate changes.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the mortgage agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management’s periodic evaluation of the adequacy of the allowance for losses is based on the Company’s past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains.

Changes in the allowance for possible losses on mortgage loans on real estate were as follows:

(in millions)	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period
Year ended December 31, 2007	$3	$5	$5	$3

Year ended December 31, 2006	$5	$1	$3	$3

Year ended December 31, 2005	$7	$3	$5	$5

At December 31, 2007 and 2006, the total recorded investment in mortgage loans considered to be impaired along with the related provision for losses, were as follows:

	As of December 31,
	2007	2006
	(in millions)
Impaired mortgage loans on real estate with provision for losses	$12	$12
Provision for losses	(3)	(3)

Net impaired mortgage loans on real estate	$9	$9

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Average recorded investment in impaired mortgage loans	$12	$16	$31
Interest income recognized on impaired mortgage loans	$—	$—	$—

F-19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 2 – Investments – (continued)

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

There were no restructured mortgage loans as of December 31, 2007 and 2006.

At December 31, 2007, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount
	(in millions)		(in millions)
Apartments	$322	East North Central	$272
Industrial	493	East South Central	35
Office buildings	941	Middle Atlantic	441
Retail	451	Mountain	207
Multi family	4	New England	124
Mixed use	74	Pacific	684
Agricultural	64	South Atlantic	509
Other	68	West North Central	14
		West South Central	131
Allowance for losses	(3)	Allowance for losses	(3)

Total	$2,414	Total	$2,414

Mortgage loans with outstanding principal balances of $11 million were non-income producing as of December 31, 2007. There was $1 million of non-income producing real estate as of December 31, 2007.

Note 3 – Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2007 and 2006 was $216 million and $52 million, respectively, and is reported on the Consolidated Balance Sheets in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2007 and 2006 was $309 million, and $104 million, respectively, and is reported on the Consolidated Balance Sheets in other liabilities.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses cross currency rate swap agreements to manage exposures to foreign currency arising from its consolidated balance sheet assets and liabilities. Cross currency swap agreements involve an initial and financial exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency.

F-20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 3 – Derivatives and Hedging Instruments – (continued)

Product Derivatives

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (GMWB) rider. This rider is effectively an embedded option on the basket of the mutual funds which is sold to contract holders. Beginning in November 2007, for certain contracts issued during 2007, the Company started a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swaps, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Sox 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2007, 2006 and 2005, the Company recognized net gains of $0.2 million and $3 million, and net losses of $2 million, respectively, related to the ineffective portion of its fair value hedges.

Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows arising from floating-rate assets held on its Consolidated Balance Sheet. Under interest rate swap agreements, the Company agrees with other parties to exchange, at specific intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

The Company uses cross currency swaps to manage exposures to foreign currency and variable interest rates arising from its on-balance sheet assets. Cross currency swaps involve an initial and final exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency. The Company uses foreign currency forward contracts to hedge foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and policy acquisition expenses in Canadian dollars. These foreign currency contracts qualify as cash flow hedges of foreign currency expenses.

For the years ended December 31, 2007 and 2006 the Company recognized gains of $0 million and $0 million related to the ineffective portion of its cash flow hedges. For the years ended December 31, 2007 and 2006 all of the Company’s hedged forecast transactions qualified as cash flow hedges.

For the year ended December 31, 2007, a net gain of $0.5 million was reclassified from accumulated other comprehensive income to earnings. It is anticipated that approximately $0.2 million will be reclassified from accumulated other comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 3.6 years.

For the years ended December 31, 2007 and 2006, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2007, 2006 and 2005, losses of $0.3 million, $9.8 million, and $8.3 million, (net of tax of $0.2 million, $5.3 million, and $4.5 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $0.1 million, $0.4 million, and $5.1 million (net of tax of $0.1 million, $0.3 million and $2.8 million) at December 31, 2007, 2006 and 2005, respectively.

For the years ended December 31, 2007 and 2006, the Company recognized net gains of $21.6 million and net losses of $17.8 million, respectively, related to derivatives in a non-hedge relationship. These amounts are recorded in net realized investment and other gains and losses.

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges, without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its businesses without designating the derivatives as hedging instruments.

F-21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 3 – Derivatives and Hedging Instruments – (continued)

Outstanding derivative instruments were as follows:

	As of December 31,
	2007			2006
	Notional Amount	Carrying Value	Fair Value	Notional Amount	Carrying Value	Fair Value
	(in millions)
Assets:
Derivatives:
Interest rate swap agreements	$1,653	$28.2	$28.2	$1,230	$33.8	$33.8
Currency rate swap agreements	1,214	178.9	178.9	1,030	18.4	18.4
Foreign exchange forward agreements	89	8.9	8.9	38	0.2	0.2

Liabilities:
Derivatives:
Interest rate swap agreements	$1,818	$22.1	$22.1	$1,893	$48.5	$48.5
Currency rate swap agreements	1,567	276.4	276.4	1,128	45.1	45.1
Equity Swaps	0.5	1.4	1.4	—	—	—
Foreign exchange forward agreements	212	8.8	8.8	323	10.4	10.4
Embedded derivatives	2	—	—	2	—	—

Note 4 – Income Taxes

JH USA and its subsidiaries (collectively the companies) join with MIC and other affiliates in filing a consolidated federal income tax return. John Hancock Life Insurance Company of New York (JHNY), a wholly-owned subsidiary of the Company, filed a separate federal income tax return for the year ended December 31, 2005. JHNY joined the companies in filing a consolidated federal income tax return for the years ended December 31, 2007 and 2006.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax provision (or benefit) is computed as if JH USA and the companies each filed separate federal income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

The components of income tax expense were as follows:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)
Current taxes:
Federal	$223	$(7)	$128

Deferred taxes:
Federal - Restated	50	237	125

Total income tax expense - Restated	$273	$230	$253

F-22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 4 – Income Taxes – (continued)

A reconciliation of income taxes computed by applying the 35% federal income tax rate to income before income taxes to income tax expense charged to operations follows:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)
Tax at 35% — Restated	$348	$264	$284

Add (deduct):
Prior year taxes	(43)	(4)	(9)
Tax exempt investment income	(160)	(42)	(28)
Unrecognized tax benefits	161	9	3
Credits	(35)	—	—
Other	2	3	3

Total income tax expense — Restated	$273	$230	$253

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each consolidated balance sheet date. The significant components of the Company’s deferred tax assets and liabilities were as follows:

	December 31,
	2007	2006
		Restated
	(in millions)
Deferred tax assets:
Policy reserve adjustments	$785	$891
Tax credits	139	79
Net operating loss carryforwards	86	—
Other	30	7

Total deferred tax assets	1,040	977

Deferred tax liabilities:
Deferred policy acquisition costs	$1,147	$974
Unrealized gains on securities available-for-sale	447	419
Premiums receivable	24	21
Investments	303	236
Reinsurance	104	97
Other	15	42

Total deferred tax liabilities	2,040	1,789

Net deferred tax liabilities	$1,000	$812

F-23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 4 – Income Taxes – (continued)

As of December 31, 2007, the Company had $246 million of operating loss carry forwards that will expire in various years through 2022. As of December 31, 2007, the Company had $139 million of unused tax credits. Unused tax credits will expire in various years through 2025. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $28 million, $9 million, and $66 million in 2007, 2006, and 2005, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions the Company is no longer subject to U.S. federal, state or local income tax examinations by taxing authorities for years before 1998. The Internal Revenue Service (IRS) completed its examinations for years 1998 through 2003 on December 31, 2005. The Company has filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of the Company’s U.S. income tax returns for years 2004 through 2005 in the third quarter of 2007 that is anticipated to be completed by the end of 2009.

The Company adopted the provisions of FIN 48 on January 1, 2007. In connection with the adoption of FIN 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for 2007 is as follows:

Amount of Unrecognized Tax Benefits as of December 31, 2007
(in millions)
Balance as of January 1, 2007	$230
Additions based on tax positions related to the current year	77
Reductions based on tax positions related to current year	(7)
Additions for tax positions of prior years	89
Reductions for tax positions of prior years	(10)

Balance as of December 31, 2007	$379

Included in the balance as of December 31, 2007, are $ 291 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balance as of December 31, 2007, are $ 88 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest expense related to unrecognized tax benefits in other operating costs and expenses and penalties in income tax expense. During the years ended December 31, 2007, and 2006, the Company recognized approximately $(24) and $17 million, in interest (benefit) expense, respectively. The Company had approximately $39 million and $63 million accrued for interest as of December 31, 2007 and December 31, 2006, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2007, 2006, and 2005.

F-24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 5 – Related Party Transactions

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $336 million, $323 million, and $293 million for the years ended December 31, 2007, 2006, and 2005. As of December 31, 2007 the Company has amounts receivable from MFC and MLI of $18 million. As of December 31, 2006 the Company had accrued liabilities to MFC and MLI of $26 million.

There are two service agreements, both effective as of April 28, 2004, between the Company and John Hancock Life Insurance Company (JHLICO). Under one agreement, the Company provides services to JHLICO, and under the other JHLICO provides services to the Company. In both cases, the Provider of the services can also employ a Provider Affiliate to provide services. In the case of the service agreement where JHLICO provides services to the Company, a Provider Affiliate means JHLICO’s parent, John Hancock Financial Services, Inc., (JHFS), and its direct and indirect subsidiaries. Net services provided by the Company to JHLICO were $126 million for the year ended December 31, 2007, $111 million for the year ended December 31, 2006, and $92 million for the year ended December 31, 2005. As of December 31, 2007 and 2006 there were accrued receivables from JHLICO to the Company of $87 million and $104 million, respectively.

Management believes the allocation methods used for service agreements are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

On December 14, 2006, the Company issued one share of common stock to MIC for $71 million in cash.

MFC also provides a claims paying guarantee to certain U.S. policyholders.

On December 20, 2002, the Company entered into a reinsurance agreement with Manulife Reinsurance Limited (Bermuda) (MRBL), an affiliated company, to reinsure a block of variable annuity business. The contract reinsures all risks; however, the primary risk reinsured is investment and lapse risk with only limited coverage of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the agreement, the Company received a ceding commission of $397 million, $371 million, and $338 million for the years ended December 31, 2007, 2006, and 2005, respectively. These are classified as unearned revenue. The amounts are being amortized to income as payments are made to MRBL. The balance of this unearned revenue as of December 31, 2007 and 2006 was $437 million and $425 million, respectively.

On December 31, 2003, the Company entered into a reinsurance agreement with MRBL, to reinsure 90% of the non-reinsured risk of the closed block of participating life insurance business. As approximately 90% of the mortality risk is covered under previously existing contracts with third party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in a trust on behalf of MRBL and are included in amounts due from and held for affiliates in the Consolidated Balance Sheets. The amounts held at December 31, 2007 and 2006 were $2,737 million and $2,616 million, respectively, and are accounted for as invested assets available-for-sale.

F-25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 5 – Related Party Transactions – (continued)

Pursuant to a promissory note issued December 19, 2000 and to a Credit Agreement of the same date, the Company borrowed $250 million from an affiliate, Manulife Hungary Holdings KFT (MHHL). The maturity date with respect to this note is 365 days following the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equal to 3-month U.S. dollar London Inter-Bank Offer Rate (LIBOR) plus 25 basis points and is payable quarterly. The interest rate was 5.09% as of December 31, 2007. On December 30, 2002, the Company repaid $176 million of the original principal balance. On December 21, 2007 the Company repaid $70 million of the remaining principal balance. The principal balance outstanding as of December 31, 2007 and 2006 was $4 million and $74 million, respectively. Interest expense was $4.2 million for the year ended December 31, 2007 (2006 - $4.0 million; 2005 - $2.6 million) Interest expense on all borrowings from related parties is included in other operating costs and expenses on the Consolidated Statements of Income.

Pursuant to a promissory note issued August 7, 2001 and to a Credit Agreement of the same date, the Company borrowed $4 million from MHHL. The maturity date with respect to this note is 365 days after the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 25 basis points and is payable quarterly. The interest rate was 5.09% as of December 31, 2007. Interest expense was $0.2 million for the year ended December 31, 2007 (2006 - $0.2 million; 2005 - $0.1 million).

Pursuant to a demand promissory note dated August 16, 2006, the Company borrowed $8 million from an affiliate, P.T. Manulife Aset Manajemen Indonesia. Interest was calculated at a fluctuating rate equal to 3-month LIBOR and was payable quarterly. The interest rate was 5.37% as of December 31, 2006. The Company repaid the note on February 20, 2007. Interest expense was $0.1 million for the year ended December 31, 2007 (2006 - $0.2 million).

Pursuant to a Note Purchase Agreement dated November 10, 2006, the Company borrowed $90 million from JHLICO. The note matures on December 1, 2011 and is secured by a mortgage on the Company’s property at 601 Congress Street, Boston, MA. The note provides for interest-only payments of $0.4 million per month commencing January 1, 2007 through November 1, 2011. The interest rate for the term of this note is fixed at 5.73%. Interest expense was $5.2 million for the year ended December 31, 2007 (2006 - $0.4 million).

Pursuant to a subordinated promissory note dated December 22, 2006, the Company borrowed $136 million from an affiliate, Manulife Holdings (Delaware) LLC (MHDL). Interest is calculated at a fluctuating rate equal to 3 month LIBOR plus 30 basis points and is payable quarterly. The interest rate was 5.27% as of December 31, 2007. The note matures on December 15, 2016. Interest expense was $7.9 million for the year ended December 31, 2007 (2006 - $0.2 million).

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDL. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points and is payable quarterly. The interest rate was 5.29% as of December 31, 2007. The note matures on December 15, 2016. Interest expense was $23.4 million for the year ended December 31, 2007.

Effective January 1, 2005, the Company transferred its Taiwan branch operations to an affiliate, Manulife (International) Limited (MIL). Assets of $295 million and liabilities of $176 million were transferred. The loss on the intercompany transfer of $77 million, net of tax benefit of $42 million, was accounted for as a transaction between entities under common control and recorded as a reduction to additional paid in capital.

During the fourth quarter of 2005, a block of business of the Taiwan branch was transferred back to the Company through reinsurance, in two steps. First MIL entered into a modified coinsurance agreement with an affiliate, Manufacturers Life Reinsurance Limited (MLRL), transferring the business to MLRL. Then MLRL entered into a modified coinsurance agreement with the Company, transferring the business to the Company. The Company recorded reinsurance recoverable of $152 million, assumed policyholder liabilities of $123 million, and received a ceding commission of $102 million. These transactions were also accounted for as transactions between entities under common control, and the gain of $85 million, net of tax expense of $46 million, was recorded as an increase to additional paid in capital.

The net effect on the Company’s additional paid in capital for the transfer and reinsurance of the Taiwan branch business was an increase of $8 million in 2005.

Subsequent to the transfer it was determined that reserves on the Taiwan business needed to be strengthened by $10 million net of tax benefit of $5 million. This activity was reported in the Company’s 2005 Consolidated Statement of Income.

F-26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 5 – Related Party Transactions – (continued)

On December 28, 2006 the Company sold real estate held for investment with a net book value of $17 million to JHILCO for $150 million in cash. Since this sale was accounted for as a transaction between entities under common control, the difference between the net book value and sales price resulted in an increase of $87 million (net of tax of $46 million) to the Company’s additional paid in capital as of December 31, 2006.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreement effective November 13, 2007. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5.0 billion in U.S. dollar deposits and $200.0 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on the funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid (LIBID).

The following table exhibits the affiliates and their participation in the Company’s Liquidity Pool:

	December 31, 2007	December 31, 2006

Affiliate	(in millions)
The Manufacturers Investment Corporation	$25	$62
Manulife Holdings (Delaware) LLC	36	—
Manulife Reinsurance Ltd	158	308
Manulife Reinsurance (Bermuda) Ltd	155	318
Manulife Hungary Holdings KFT	48	33
Manulife Insurance Company	31	51
John Hancock Life Insurance Company	1,736	550
John Hancock Variable Life Insurance Company	90	202
John Hancock Insurance Company of Vermont	95	71
John Hancock Reassurance Co, Ltd	271	236
John Hancock Financial Services, Inc	550	56
The Berkeley Financial Group, LLC	12	28
John Hancock Subsidiaries, LLC	68	4

Total	$3,275	$1,919

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

Note 6 – Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

	For the years ended December 31,
	2007		2006		2005
	Premiums		Premiums		Premiums
	Written	Earned	Written	Earned	Written	Earned
Direct	$1,148	$1,149	$1,294	$1,294	$1,319	$1,319
Assumed	426	420	369	405	287	315
Ceded	(694)	(694)	(685)	(685)	(764)	(764)

Net Premiums	$880	$875	$978	$1,014	$842	$870

Benefits to policyholders under life, health and annuity ceded reinsurance contracts were $725 million, $423 million, and $492 million for the years ended December 31, 2007, 2006, and 2005, respectively.

F-27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 6 – Reinsurance – (continued)

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 7 – Pension Benefit Plans and Other Postretirement Benefit Plans

The Company provides pension benefits to substantially all of its U.S. based employees. These benefits are provided through both funded qualified (the Plan) and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with compensation and/or pension benefits in excess of the qualified plan limits under applicable law. The Company uses a December 31 measurement date. Pension benefits are provided to participants of the Plan after three years of vesting. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65. Various optional forms of payment are available including lump sum. Early retirement benefits are actuarially equivalent to the projected age 65 cash balance account, but are subsidized for participants who were age 45 with five or more years vesting service on July 1, 1998 and who terminate employment after attaining age 50 and completing 10 years of service.

Under the Plan, accrued benefits as of July 1, 1998 under the prior plan formula, which was based on service and final average compensation, were converted to opening cash balance accounts. Cash balance accounts are credited with contribution and interest credits. Interest credits are a function of the market yield on 1-year U.S. Treasury Constant Maturities.

As of December 31, 2006, the Plan was merged with the qualified pension plan of JHLICO, with JHFS as plan sponsor. The plan features and designs were generally maintained for the different participant populations. Pursuant to the merger, all of the assets of the former plans are commingled. The aggregate pool of assets from the former plans is available to meet the obligations of the merged plan. As a result of the merger, the aggregate gains for the combined Plan fell within the 10% gain/loss corridor and resulted in an expense reduction of approximately $3 million for JH USA.

A Plan amendment to harmonize Plan features and designs for future benefit accruals for the different participant populations was agreed upon in a May 3, 2007 resolution. Additional contribution credits for participants with at least 10 years of service as of January 1, 2008 were also established as a transition measure to the harmonized design for the period 2008 through 2011. Pension benefits accrued prior to the effective date will continue to be governed by the prior plan provisions. The amendment triggered a mid-year remeasurement of assets and liabilities for pension and retiree welfare plans, which resulted in a $3 million increase in Accumulated Other Comprehensive Income. This increase was partially offset with the year-end remeasurement of assets and obligations that resulted in a $2 million decrease in Accumulated Other Comprehensive Income.

In addition, the Company provides and maintains an unfunded non-qualified defined benefit pension plan for employees whose qualified pension benefits are restricted by Internal Revenue Code limitations. Cash balance accounts are credited annually with contributions and interest credits. Interest credits are a function of the market yield on 1-year U.S. Treasury Constant Maturities. The Company makes annual cash balance credits for each participant’s compensation that is in excess of the compensation limit outlined in the Internal Revenue Code. These contributions serve to restore to each participant the benefit the participant would be entitled to under the qualified plan but for the compensation and benefit limitations in the Internal Revenue Code. The Company provides benefits to employees who terminate after three years of vesting service.

A new nonqualified pension plan was established as of January 1, 2008 with participant directed investment options. The prior plan was frozen as of January 1, 2008. The benefits accrued under the prior plan continue to be subject to the prior plan provisions.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The Company’s expense for defined contribution plans was $7 million in 2007 (2006 - $3 million; 2005 - $4 million).

F-28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 7 – Pension Benefit Plans and Other Postretirement Benefit Plans – (continued)

The Company has an employee welfare plan for medical and life insurance covering its retired employees hired before January 1, 2005, who have attained age 50 and have 10 or more years of service with the Company. This welfare plan provides primary medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement with contributions not required for certain select retirees. It also provides the employee with a life insurance benefit of 100% of the basic coverage just prior to retirement up to a maximum of $2.5 million.

The Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also the number of years of service required to be eligible for the benefit was increased to 15 years. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Information applicable to the Employee Retirement Plans and the Post-retirement Benefit Plan as estimated by a consulting actuary for the years ended December 31, 2007 and 2006 was as follows:

Obligations and Funded Status:

	Years Ended December 31,
	Employee Retirement Plans		Post-retirement Benefit Plan
	2007	2006	2007	2006
	(in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$121	$118	$28	$35
Service cost	7	6	—	—
Interest cost	7	6	2	2
Actuarial (gain)/loss	9	(2)	1	(7)
Plan amendments	(7)	—	—	—
Curtailment	(4)	—	—	—
Benefits paid	(9)	(7)	(1)	(2)

Benefit obligation at end of year	$124	$121	$30	$28

Change in plan assets:
Fair value of plan assets at beginning of year	$75	$71	$—	$—
Actual return on plan assets	6	9		—
Employer contribution	3	2	1	2
Benefits paid	(9)	(7)	(1)	(2)

Fair value of plan assets at end of year	$75	$75	$—	$—

Funded status at end of year	$(49)	$(46)	$(30)	$(28)

Current liabilities	(2)	(2)	—	—
Noncurrent liabilities	(47)	(44)	(30)	(28)

Net financial position	$(49)	$(46)	$(30)	$(28)

Amounts recognized in the accumulated other comprehensive income Prior service cost	$(5)	$2	$—	$—
Net actuarial loss/(gain)	48	43	(11)	(12)

Total	$43	$45	$(11)	$(12)

F-29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 7 – Pension Benefit Plans and Other Postretirement Benefit Plans – (continued)

The incremental effects of applying SFAS 158 to individual line items in the Consolidated Balance Sheet on December 31, 2006 were as follows:

	Pre SFAS 158	Incremental effect of adopting SFAS 158	Post SFAS 158
	Restated		Restated
	(in millions)
Other assets	$1,299	$(23)	$1,276

Total assets	$124,818	$(23)	$124,795

Deferred income tax liability	$810	$2	$812
Other liabilities	$1,520	$(28)	$1,492

Total liabilities	$120,135	$(26)	$120,109

Accumulated other comprehensive income	$474	$3	$477

Total shareholder’s equity	$4,683	$3	$4,686

Information for pension plans with accumulated benefit obligations in excess of plan assets:

	As of December 31,
	2007	2006
	(in millions)
Accumulated benefit obligations	$117	$107
Projected benefit obligations	124	121
Fair value of plan assets	75	75

Components of Net Periodic Benefit Cost:

	Years Ended December 31,
	Pension Benefits			Other Postretirement Benefits
	2007	2006	2005	2007	2006	2005
	(in millions)
Service cost	$7	$6	$6	$—	$—	$2
Interest cost	7	6	6	2	2	2
Expected return on plan assets	(6)	(5)	(5)	—	—	—
Amortization of prior service cost	—	—	—	—	—	1
Recognized actuarial loss (gain)	1	3	3	—	—	(1)

Net periodic benefit cost	$9	$10	$10	$2	$2	$4

The amounts included in accumulated other comprehensive income expected to be recognized as components of net periodic cost in 2008 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of prior service cost	$(0.5)	$0.1
Amortization of actuarial (gain) loss, net	0.1	—

Total	$(0.4)	$0.1

F-30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 7 – Pension Benefit Plans and Other Postretirement Benefit Plans – (continued)

Assumptions:

Weighted-average assumptions used to determine benefit obligation were as follows:

	Years Ended December 31,
	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
Discount rate	6.00%	5.75%	6.00%	5.75%
Rate of compensation increase	5.10%	4.00%	N/A	N/A
Health care trend rate for following year	N/A	N/A	9.00%	9.50%
Ultimate trend rate	N/A	N/A	5.00%	5.00%
Year ultimate rate reached	N/A	N/A	2016	2016

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

	Years Ended December 31,
	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
Discount rate	5.75%	5.50%	5.75%	5.50%
Expected long-term return on plan assets	8.25%	8.25%	N/A	N/A
Rate of compensation increase	4.00%	4.00%	N/A	N/A
Health care trend rate for following year	N/A	N/A	9.50%	10.00%
Ultimate trend rate	N/A	N/A	5.00%	5.00%
Year ultimate rate reached	N/A	N/A	2016	2016

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary and guidance from SEC staff are also considered.

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	1-Percentage Point Increase	1-Percentage Point Decrease
	(in millions)
Effect on total service and interest costs in 2007	$0.1	$(0.1)
Effect on postretirement benefit obligations as of December 31, 2007	$1.7	$(1.5)

Plan Assets

The Company’s weighted-average asset allocations for its pension plans at December 31, 2007 and 2006 by asset category were as follows:

	Plan Assets at December 31,
	2007	2006
Asset Category
Equity securities	64%	66%
Fixed maturity securities	26	29
Real estate	3	5
Other	7	—

Total	100%	100%

F-31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 7 – Pension Benefit Plans and Other Postretirement Benefit Plans – (continued)

The target asset allocations for the Company’s pension plans are summarized below for major asset categories:

Asset Category
Equity securities	50%-80%
Fixed maturity securities	23% - 35%
Real estate	0% - 5%
Other	5% - 15%

The plans did not own any of the Company’s stock at December 31, 2007 and 2006.

Cash Flows

Contributions

The Company’s funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2007 and 2006, no contributions were made to the qualified plans. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. In 2007 and 2006, $3 million and $2 million, respectively, were contributed to the non-qualified plans. The Company expects to contribute approximately $0 million to its qualified pension plans in 2008 and approximately $2 million to its non-qualified pension plans in 2008.

The Company’s policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits.

Projected Employer Pension Benefits Payments

Projections for benefit payments for the next ten years are as follows:

Year	Total Qualified	Total Nonqualified	Total
	(in millions)
2008	$8	$2	$10
2009	9	2	11
2010	9	2	11
2011	9	2	11
2012	7	3	10
2013-2017	41	12	53

Projected Employer Postretirement Benefits Payments (includes Future Service Accruals)

Year	Gross Payments	Medicare Part D Subsidy	Net Payments
	(in millions)
2008	$1.9	$0.1	$1.8
2009	1.9	0.1	1.8
2010	2.0	0.2	1.8
2011	2.1	0.2	1.9
2012	2.1	0.2	1.9
2013-2017	11.0	0.7	10.3

F-32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 8 – Commitments and Contingencies

Commitments

As of December 31, 2007, the Company had outstanding commitments involving seven mortgage applications in the United States for a total of $112 million to be disbursed in 2008.

On December 19, 2006 the Company entered into a purchase and sale agreement to acquire $154 million of real estate to be held for investment. The purchase closed on February 6, 2007.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses were $12 million for the year ended December 31, 2007 (2006 - $11 million; 2005 - $11 million).

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The approximate minimum aggregate rental commitments on the ground lease together with other rental office space commitments are as follows:

Operating Leases
(in millions)
2008	$2
2009	2
2010	2
2011	2
2012	2
Thereafter	413

Total	$423

There were no other material operating leases in existence as of December 31, 2007.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming it as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial position and results of operations.

Note 9 – Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock:

Preferred stock, $1.00 par value, 50,000,000 shares authorized, 100,000 shares issued and outstanding at December 31, 2007 and 2006.

Common stock, $1.00 par value, 50,000,000 shares authorized, 4,728,935 shares issued and outstanding at December 31, 2007 and 2006.

All outstanding common and preferred stock is owned by the Company’s parent, MIC.

F-33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 9 – Shareholder’s Equity – (continued)

Accumulated Other Comprehensive Income

Changes in accumulated other comprehensive income for the years indicated are presented below:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Minimum Pension Liability Adjustment	Accumulated Other Comprehensive Income
	(in millions)
Balance at January 1, 2005 — Restated	$610	$9	$123	$(4)	$738
Gross unrealized gains (net of deferred income tax expense of $1 million) — Restated	1				1
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $67 million) — Restated	(125)				(125)
Adjustment for participating group annuity contracts (net of deferred income tax benefit of $7 million)	(14)				(14)
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax expense of $18 million) — Restated	34				34

Net unrealized investment losses — Restated	(104)				(104)
Foreign currency translation adjustment — Restated			(87)		(87)
Minimum pension liability (net of deferred income tax benefit of $11)				(21)	(21)
Net accumulated losses on cash flow hedges (net of deferred income tax benefit of $0)		(1)			(1)

Balance at December 31, 2005 — Restated	$506	$8	$36	$(25)	$525

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Minimum Pension Liability Adjustment		Additional Pension and Postretirement Unrecognized Net Periodic Cost	Accumulated Other Comprehensive Income
	(in millions)
Balance at January 1, 2006 — Restated	$506	$8	$36		$(25)	$0	$525
Gross unrealized losses (net of deferred income tax benefit of $32 million) — Restated	(60)						(60)
Reclassification adjustment for losses realized in net income (net of deferred income tax benefit of $2 million) — Restated	5						5
Adjustment for participating group annuity contracts (net of deferred income tax expense of $15 million)	28						28
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax benefit of $10 million) — Restated	(19)						(19)

Net unrealized investment losses — Restated	(46)						(46)
Foreign currency translation adjustment — Restated			(5)				(5)
Minimum pension liability (net of deferred income tax expense of $3 million)					5		5
SFAS 158 transition adjustment					20	(22)	(2)
Net accumulated losses on cash flow hedges (net of deferred income tax benefit of $0)		—					—

Balance at December 31, 2006 — Restated	$460	$8	$31	$	_—	$(22)	$477

F-34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 9 – Shareholder’s Equity – (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Cost	Accumulated Other Comprehensive Income
	(in millions)
Balance at January 1, 2007 — Restated	$460	$8	$31	$(22)	$477
Gross unrealized gains (net of deferred income tax expense of $135 million)	250				250
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $51 million)	(94)				(94)
Adjustment for participating group annuity contracts (net of deferred income tax expense of $11 million)	19				19
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax benefit of $27 million)	(51)				(51)

Net unrealized investment gains	124				124
Foreign currency translation adjustment			(4)		(4)
Change in funded status of pension plan, less amortization of periodic pension costs				1	1
Net accumulated losses on cash flow hedges (net of deferred income tax benefit of $7)		(13)			(13)

Balance at December 31, 2007	$584	$(5)	$27	$(21)	$585

Net unrealized investment gains included in the Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	2007	2006	2005
As of December 31:	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities available for sale — Restated	$855	$634	$864
Equity securities available for sale — Restated	435	417	258
Other, net	(6)	(7)	8

Total — Restated	1,284	1,044	1,130
Amounts of unrealized investment gains attributable to:
Deferred policy acquisition costs and deferred sales inducements — Restated	208	130	102
Participating group annuity contracts	176	208	251
Deferred income taxes — Restated	316	246	271

Total	700	584	624

Net unrealized investment gains — Restated	$584	$460	$506

F-35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 9 – Shareholder’s Equity—(continued)

Statutory Results

JH USA and its domestic insurance subsidiary, JHNY, prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the states of domicile. For JH USA, the State of Michigan only recognizes statutory accounting practices prescribed or permitted by Michigan insurance regulations and laws. The National Association of Insurance Commissioners’ Accounting Practices and Procedures manual has been adopted as a component of prescribed or permitted practices by Michigan. The Michigan Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

At December 31, 2007, 2006, and 2005 there were no permitted practices.

The Company’s statutory net loss for the year ended December 31, 2007 was $41 million (unaudited). The Company’s statutory capital and surplus was $1,493 million as of December 31, 2007 (unaudited).

Michigan has enacted laws governing the payment of dividends by insurers. Under Michigan insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Michigan Division of Insurance. Michigan law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Michigan Division of Insurance, to the greater of (i) 10% of its statutory policyholders’ surplus as of the preceding December 31 or (ii) the individual company’s statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

As a result of the demutualization of MLI there are regulatory restrictions on the amounts of participating profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of policyholder dividends. The transfers are governed by the terms of MLI’s Plan of Demutualization.

Note 10 – Segment Information

The Company operates in three business segments. Two segments, Protection and Wealth Management, primarily serve retail and institutional customers. The third, Corporate, includes activities not allocated to the other two segments, and the Company’s reinsurance operations.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuity contracts and group pension contracts. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments. The Company’s reinsurance operations are also reported in this segment. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer, or to the assumption of risk from other insurers.

The accounting policies of the segments are the same as those described above in Note 1 – Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of invested assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

F-36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 10 – Segment Information – (continued)

The following tables summarize selected consolidated financial information by segment for the periods indicated:

	Protection	Wealth Management	Corporate	Consolidated
	(in millions)
Year ended December 31, 2007
Revenues:
Revenues from external customers	$1,844	$2,057	$236	$4,137
Net investment income	782	242	313	1,337
Net realized investment and other gains (losses)	68	(6)	100	162

Revenues	$2,694	$2,293	$649	$5,636

Net income:	$210	$318	$191	$719

Supplemental Information:
Equity in net loss of investees accounted for by the equity method	—	—	$(2)	$(2)
Carrying value of investments accounted for by the equity method	—	—	37	37
Amortization of deferred policy acquisition costs and deferred sales inducements	$301	$277	6	584
Interest expense	—	27	41	68
Income tax expense	108	55	110	273
Segment assets	21,436	111,302	12,010	144,748

	Protection	Wealth Management	Corporate	Consolidated
	(in millions)
Year ended December 31, 2006
Revenues:
Revenues from external customers	$1,483	$1,632	$382	$3,497
Net investment income	712	225	226	1,163
Net realized investment and other gains (losses) — Restated	104	20	(92)	32

Revenues — Restated	$2,299	$1,877	$516	$4,692

Net income (loss): — Restated	$208	$324	$(7)	$525

Supplemental Information:
Equity in net loss of investees accounted for by the equity method	—	—	$(2)	$(2)
Carrying value of investments accounted for by the equity method	—	—	40	40
Amortization of deferred policy acquisition costs and deferred sales inducements — Restated	$242	$303	(9)	536
Interest expense	—	21	5	26
Income tax expense — Restated	111	115	4	230
Segment assets — Restated	19,006	95,752	10,037	124,795

F-37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 10 – Segment Information – (continued)

	Protection	Wealth Management	Corporate	Consolidated
	(in millions)
Year ended December 31, 2005
Revenues:
Revenues from external customers	$1,207	$1,225	$207	$2,639
Net investment income	723	220	226	1,169
Net realized investment and other gains — Restated	111	32	88	231

Revenues — Restated	$2,041	$1,477	$521	$4,039

Net income — Restated	$160	$272	$127	$559

Supplemental Information:
Equity in net loss of investees accounted for by the equity method	—	—	$(2)	$(2)
Carrying value of investments accounted for by the equity method	—	—	42	42
Amortization of deferred policy acquisition costs and deferred sales inducements — Restated	$79	$243	5	327
Interest expense	—	26	3	29
Income tax expense — Restated	86	95	71	253

Note 11 – Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company’s financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company’s business or financial condition based on the fair value information presented below.

For fixed maturity securities and equity securities, fair values were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of fixed maturity private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

The fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

The fair values of policy loans, short term investments, and cash and cash equivalents approximated their respective carrying values.

The fair values of fixed rate deferred and immediate annuities, which do not subject the Company to significant mortality or morbidity risks, were estimated by using the cash surrender values.

Fair values of derivative financial instruments were based on current settlement values. These values were based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

F-38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 11 – Fair Value of Financial Instruments – (continued)

The following table presents the carrying values and fair values of the Company’s financial instruments:

	December 31,
	2007		2006
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
Assets:
Fixed maturities	$13,689	$13,689	$11,629	$11,629
Equity securities	956	956	1,022	1,022
Mortgage loans on real estate	2,414	2,424	2,446	2,478
Policy loans	2,519	2,519	2,340	2,340
Short term investments	2,723	2,723	645	645
Cash and cash equivalents	3,345	3,345	4,112	4,112
Derivative financial instruments	216	216	52	52
Liabilities:
Fixed rate deferred and immediate annuities	2,777	2,739	2,526	2,487
Derivative financial instruments	309	309	104	104

Note 12 – Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

During 2007 and 2006 there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable annuities with guarantees are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenues and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Consolidated Statements of Income.

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income and /or withdrawal benefits. Guaranteed Minimum Death Benefit (GMDB) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary. Contracts issued after December 31, 2002 have a proportional reduction in the amount guaranteed for partial withdrawal instead of a dollar-for-dollar reduction. As of December 31, 2007, 40% of the in-force contract values have reduction of benefit on a dollar-for dollar basis, and 60% on a proportional basis.

The Company sold contracts with Guaranteed Minimum Income Benefit (GMIB) riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7-10 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

In 2004, the Company introduced a Guaranteed Minimum Withdrawal Benefit (GMWB) rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

F-39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 12 – Certain Separate Accounts – (continued)

Reinsurance has been utilized to mitigate risk related to GMDB and GMIB. Hedging has been utilized to mitigate risk related to some of the GMWB.

The Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the GMDB in excess of the account balance at the Consolidated Balance Sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For guarantees of partial withdrawal amounts, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level. The table below shows the net amount at risk net of reinsurance.

As of December 31, 2007 and 2006, the Company had the following variable annuity contracts with guarantees:

	December 31, 2007	December 31, 2006
	(in millions, except percent)
Guaranteed Minimum Death Benefit:
Return of net deposits
In the event of death:
Account value	$17,510	$11,869
Net amount at risk – net of reinsurance	47	1
Average attained age of contract holders	55	56

Return of net deposits plus a minimum return
In the event of death:
Account value	$714	$786
Net amount at risk – net of reinsurance	—	—
Average attained age of contract holders	65	64
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death:
Account value	$32,750	$30,956
Net amount at risk – net	190	53
Average attained age of contract holders	54	54

Guaranteed Minimum Income Benefit:
Account value	$9,552	$11,277
Net amount at risk – net of reinsurance	29	27
Average attained age of contract holders	52	51

Guaranteed Minimum Withdrawal Benefit:
Account value	$28,582	$19,275
Net amount at risk	116	1
Average attained age of contract holders	54	54

F-40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 12 – Certain Separate Accounts – (continued)

Account balances of variable contracts with guarantees invest in variable separate accounts with the following characteristics:

Type of Fund	December 31, 2007	December 31, 2006
	(in billions)
Domestic Equity	$12.6	$13.7
International Equity	3.0	2.5
Balanced	30.1	22.7
Bonds	3.6	3.4
Money Market	0.9	0.7

Total	$50.2	$43.0

The reserve roll forwards for the separate accounts as of December 31, 2007 and 2006 were as follows:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Totals
	(in millions)
Balance at January 1, 2007	$80	$208	$95	$383
Incurred guarantee benefits	(48)	(122)	—	(170)
Other reserve changes	57	70	473	600

Balance at December 31, 2007	89	156	568	813
Reinsurance recoverable	(36)	(586)	—	(622)

Net balance at December 31, 2007	$53	$(430)	$568	$191

Balance at January 1, 2006	$75	$169	$(14)	$230
Incurred guarantee benefits	(51)	(33)	—	(84)
Other reserve changes	56	72	109	237

Balance at December 31, 2006	80	208	95	383
Reinsurance recoverable	(35)	(518)	—	(553)

Net balance at December 31, 2006	$45	$(310)	$95	$(170)

The gross reserves and ceded reserves for GMDB and the gross reserves for GMIB were determined in accordance with Statement of Position 03-1 – Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-1), whereas the asset for GMIB reinsurance and gross reserve for GMWB were determined in accordance with SFAS 133 Accounting for Derivative Instruments and Hedging Activities (SFAS 133). The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the above amounts as of December 31, 2007 and 2006:

•	Data used included 1,000 stochastically generated investment performance scenarios. For SFAS 133 calculations, risk neutral scenarios have been used.

•	Mean return and volatility assumptions have been determined for each of the asset classes noted above. Market consistent observed volatilities are used where available for SFAS 133 calculations.

•	Annuity mortality was based on 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified/non-qualified business.

•	Annuity base lapse rates vary by contract type and duration and range from 1% to 42% (2006 – 1% to 42%).

•	Partial withdrawal rates for GMWB are approximately 4.6% per year (2006 – 5.0%).

•	The discount rate is 7.0% (inforce issued before 2004) or 6.4% (inforce issued after 2003) for SOP 03-1 calculations and 4.72% (2006 – 5.24%) for SFAS 133 calculations.

F-41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 13 – Deferred Policy Acquisition Costs and Deferred Sales Inducements

The components of the change in Deferred Policy Acquisition Costs were as follows:

	2007	2006
		Restated
For the years ended December 31,	(in millions)
Balance, January 1	$4,655	$4,070
Capitalization	1,637	1,115
Amortization	(550)	(501)
Effect of net unrealized gains on available-for-sale securities	(78)	(29)

Balance, December 31	$5,664	$4,655

The components of the change in Deferred Sales Inducements were as follows:

	2007	2006
For the years ended December 31,	(in millions)
Balance, January 1	$235	$231
Capitalization	63	39
Amortization	(34)	(35)

Balance, December 31	$264	$235

Note 14 – Share Based Payments

The Company participates in the stock compensation plans of MFC. The Company adopted the fair-value-based method of accounting for share-based payments effective January 1, 2002 using the prospective method described in SFAS 148, Accounting for Stock-Based Compensation-Transition and Disclosure. The Company uses the Black-Scholes option pricing model to estimate the value of stock options granted to employees and continues to use this model after adopting SFAS 123R on January 1, 2006. Had the Company adopted SFAS 123R in prior periods, the impact of that guidance would have approximated the impact of SFAS 123. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC’s Executive Stock Option Plan (ESOP), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the closing market price of MFC’s common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants deferred share units (DSUs) under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vest over a three-year period and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC’s common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director’s retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors. In 2007, MFC issued a total of 191,000 DSUs (2006 – 181,000) to certain employees who elected to defer receipt of all or part of their annual bonus. Also in 2007, MFC issued a total of 260,000 DSUs (2006 – 720,000) to certain employees who elected to defer payment of all or part of their 2004 restricted share units. Restricted share units are discussed below. The DSUs issued in 2007 and 2006 vested immediately upon issue.

F-42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 14 – Share Based Payments – (continued)

Stock Options (ESOP) – continued

The Company recorded compensation expense for stock options granted of $4.5 million during the year ended December 31, 2007 (2006 - $4.5 million; 2005 - $4.5 million).

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan (GSOP) for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match a percentage of the employee’s eligible contributions to certain maximums. MFC’s contributions vest immediately. All contributions are used by the GSOP’s trustee to purchase common shares in the open market. The Company’s compensation expense related to the GSOP was $1.1 million for the year ended December 31, 2007 (2006 - $0.9 million; 2005 - $0.3 million).

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (RSU) Plan. For the year ended December 31, 2007, MFC granted a total of 1.5 million (2006 – 1.6 million) RSUs to certain eligible employees under this plan. RSUs represent phantom common shares of MFC that entitle a participant to receive payment equal to the market value of the same number of common shares, plus credited dividends, at the time the RSUs vest. RSUs vest three years from the grant date, subject to performance conditions, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to RSUs was $16.3 million for the year ended December 31, 2007 (2006 - $13.8 million; 2005 - $27.4 million).

F-43

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Audited Financial Statements

Year ended December 31, 2007 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Audited Financial Statements

Year ended December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

John Hancock Life Account N of John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”), comprised of the following sub-accounts:

500 Index Trust B Series 0	Emerging Small Company Trust Series 1

500 Index Trust Series 1	Equity-Income Trust Series 0

Active Bond Trust Series 0	Equity-Income Trust Series 1

Active Bond Trust Series 1	Financial Services Trust Series 0

All Cap Core Trust Series 0	Financial Services Trust Series 1

All Cap Core Trust Series 1	Fundamental Value Trust Series 0

All Cap Growth Trust Series 0	Fundamental Value Trust Series 1

All Cap Growth Trust Series 1	Global Allocation Trust Series 0

All Cap Value Trust Series 0	Global Allocation Trust Series 1

All Cap Value Trust Series 1	Global Bond Trust Series 0

American Blue Chip Income and Growth Trust Series 1	Global Bond Trust Series 1

American Bond Trust Series 1	Global Trust Series 0

American Growth Trust Series 1	Global Trust Series 1

American Growth-Income Trust Series 1	Growth & Income Trust Series 0

American International Trust Series 1	Health Sciences Trust Series 0

Blue Chip Growth Trust Series 0	Health Sciences Trust Series 1

Blue Chip Growth Trust Series 1	High Yield Trust Series 0

Capital Appreciation Trust Series 0	High Yield Trust Series 1

Capital Appreciation Trust Series 1	Income & Value Trust Series 0

Classic Value Trust Series 0	Income & Value Trust Series 1

Classic Value Trust Series 1	International Core Trust Series 0

Core Bond Trust Series 1	International Core Trust Series 1

Core Equity Trust Series 0	International Equity Index Trust A Series 1

Core Equity Trust Series 1	International Equity Index Trust B Series 0

Dynamic Growth Trust Series 0	International Opportunities Trust Series 0

Dynamic Growth Trust Series 1	International Opportunities Trust Series 1

Emerging Growth Trust Series 0	International Small Cap Trust Series 0

Emerging Growth Trust Series 1	International Small Cap Trust Series 1

Emerging Markets Value Trust Series 1	International Value Trust Series 0

Emerging Small Company Trust Series 0	International Value Trust Series 1

3

Investment Quality Bond Trust Series 0	Quantitative Value Trust Series 1

Investment Quality Bond Trust Series 1	Real Estate Securities Trust Series 0

Large Cap Trust Series 0	Real Estate Securities Trust Series 1

Large Cap Trust Series 1	Real Return Bond Trust Series 0

Large Cap Value Trust Series 0	Real Return Bond Trust Series 1

Large Cap Value Trust Series 1	Science & Technology Trust Series 0

Lifestyle Aggressive Trust Series 0	Science & Technology Trust Series 1

Lifestyle Aggressive Trust Series 1	Short-Term Bond Trust Series 0

Lifestyle Balanced Trust Series 0	Small Cap Growth Trust Series 0

Lifestyle Balanced Trust Series 1	Small Cap Index Trust Series 0

Lifestyle Conservative Trust Series 0	Small Cap Index Trust Series 1

Lifestyle Conservative Trust Series 1	Small Cap Opportunities Trust Series 0

Lifestyle Growth Trust Series 0	Small Cap Opportunities Trust Series 1

Lifestyle Growth Trust Series 1	Small Cap Trust Series 0

Lifestyle Moderate Trust Series 0	Small Cap Trust Series 1

Lifestyle Moderate Trust Series 1	Small Cap Value Trust Series 0

Managed Trust Series 0	Small Cap Value Trust Series 1

Mid Cap Index Trust Series 0	Small Company Trust Series 1

Mid Cap Index Trust Series 1	Small Company Value Trust Series 0

Mid Cap Intersection Trust Series 1	Small Company Value Trust Series 1

Mid Cap Stock Trust Series 0	Special Value Trust Series 0

Mid Cap Stock Trust Series 1	Special Value Trust Series 1

Mid Cap Value Trust Series 0	Strategic Bond Trust Series 0

Mid Cap Value Trust Series 1	Strategic Bond Trust Series 1

Mid Value Trust Series 0	Strategic Income Trust Series 0

Money Market Trust B Series 0	Strategic Income Trust Series 1

Money Market Trust Series 1	Strategic Opportunities Trust Series 0

Natural Resources Trust Series 0	Strategic Opportunities Trust Series 1

Natural Resources Trust Series 1	Total Bond Market Trust B Series 0

Overseas Equity Trust Series 0	Total Return Trust Series 0

Pacific Rim Trust Series 0	Total Return Trust Series 1

Pacific Rim Trust Series 1	Total Stock Market Index Trust Series 0

Quantitative All Cap Trust Series 0	Total Stock Market Index Trust Series 1

Quantitative All Cap Trust Series 1	U.S. Core Trust Series 0

Quantitative Mid Cap Trust Series 0	U.S. Core Trust Series 1

Quantitative Mid Cap Trust Series 1	U.S. Global Leaders Growth Trust Series 0

Quantitative Value Trust Series 0	U.S. Global Leaders Growth Trust Series 1

4

U.S. Government Securities Trust Series 0	Utilities Trust Series 0

U.S. Government Securities Trust Series 1	Utilities Trust Series 1

U.S. High Yield Bond Trust Series 0	Value Trust Series 0

U.S. High Yield Bond Trust Series 1	Value Trust Series 1

U.S. Large Cap Trust Series 0	All Asset Portfolio Series 1

U.S. Large Cap Trust Series 1

as of December 31, 2007, the related statements of operations and changes in contract owners’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2007, and the results of their operations and the changes in their contract owners’ equity for each of the two years in the period then ended and the financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

Toronto, Canada	Chartered Accountants
April 15, 2008	Licensed Public Accountants

5

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B Series 0 - 1,120,587 shares (cost $19,447,866)	$20,742,059
500 Index Trust Series 1 - 2,078,666 shares (cost $25,719,101)	26,274,333
Active Bond Trust Series 0 - 49,510 shares (cost $479,836)	465,396
Active Bond Trust Series 1 - 205,301 shares (cost $2,017,514)	1,929,828
All Cap Core Trust Series 0 - 1,476 shares (cost $29,452)	29,280
All Cap Core Trust Series 1 - 569,193 shares (cost $10,855,833)	11,287,106
All Cap Growth Trust Series 0 - 1,157 shares (cost $23,601)	23,129
All Cap Growth Trust Series 1 - 204,877 shares (cost $3,283,906)	4,091,403
All Cap Value Trust Series 0 - 5,405 shares (cost $60,090)	44,000
All Cap Value Trust Series 1 - 1,048,717 shares (cost $11,683,276)	8,557,532
American Blue Chip Income and Growth Trust Series 1 - 237,945 shares (cost $4,106,402)	3,540,621
American Bond Trust Series 1 - 292,868 shares (cost $3,891,839)	3,845,351
American Growth Trust Series 1 - 1,075,186 shares (cost $23,320,336)	23,277,773
American Growth-Income Trust Series 1 - 221,813 shares (cost $4,420,847)	4,332,011
American International Trust Series 1 - 1,739,492 shares (cost $41,402,819)	46,461,807
Blue Chip Growth Trust Series 0 - 101,991 shares (cost $2,089,278)	2,209,133
Blue Chip Growth Trust Series 1 - 1,153,294 shares (cost $21,059,267)	25,026,470
Capital Appreciation Trust Series 0 - 21,697 shares (cost $209,325)	218,272
Capital Appreciation Trust Series 1 - 792,820 shares (cost $7,153,393)	7,967,841
Classic Value Trust Series 0 - 1,837 shares (cost $27,246)	22,489
Classic Value Trust Series 1 - 61,091 shares (cost $924,208)	747,147
Core Bond Trust Series 1 - 96 shares (cost $1,199)	1,200
Core Equity Trust Series 0 - 2,783 shares (cost $41,165)	36,874
Core Equity Trust Series 1 - 43,990 shares (cost $635,375)	581,986
Dynamic Growth Trust Series 0 - 20,741 shares (cost $135,466)	137,099
Dynamic Growth Trust Series 1 - 359,892 shares (cost $2,174,340)	2,375,285
Emerging Growth Trust Series 0 - 10,057 shares (cost $111,501)	96,947
Emerging Growth Trust Series 1 - 85,433 shares (cost $943,268)	821,867
Emerging Markets Value Trust Series 1 - 6,384 shares (cost $99,126)	93,016
Emerging Small Company Trust Series 0 - 14,617 shares (cost $389,349)	358,856
Emerging Small Company Trust Series 1 - 1,372,371 shares (cost $40,388,123)	33,623,081
Equity-Income Trust Series 0 - 653,127 shares (cost $11,572,174)	10,730,873
Equity-Income Trust Series 1 - 2,030,032 shares (cost $35,327,458)	33,434,627
Financial Services Trust Series 0 - 3,370 shares (cost $59,938)	48,965
Financial Services Trust Series 1 - 44,316 shares (cost $735,770)	644,355
Fundamental Value Trust Series 0 - 6,935 shares (cost $113,492)	114,075
Fundamental Value Trust Series 1 - 256,150 shares (cost $4,045,066)	4,226,469
Global Allocation Trust Series 0 - 4,241 shares (cost $52,369)	47,414
Global Allocation Trust Series 1 - 214,294 shares (cost $2,642,296)	2,404,378
Global Bond Trust Series 0 - 343,667 shares (cost $5,067,990)	5,209,990
Global Bond Trust Series 1 - 351,538 shares (cost $5,157,745)	5,343,383

6

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Global Trust Series 0 - 30,982 shares (cost $607,373)	$554,586
Global Trust Series 1 - 349,222 shares (cost $6,259,852)	6,258,053
Growth & Income Trust Series 0 - 132,245 shares (cost $1,787,352)	1,675,550
Health Sciences Trust Series 0 - 13,129 shares (cost $202,741)	198,514
Health Sciences Trust Series 1 - 336,223 shares (cost $5,097,359)	5,076,968
High Yield Trust Series 0 - 80,538 shares (cost $834,982)	761,889
High Yield Trust Series 1 - 872,302 shares (cost $8,968,475)	8,286,870
Income & Value Trust Series 0 - 19,711 shares (cost $239,719)	214,061
Income & Value Trust Series 1 - 1,694,682 shares (cost $18,155,979)	18,404,247
International Core Trust Series 0 - 15,652 shares (cost $246,058)	224,764
International Core Trust Series 1 - 728,766 shares (cost $9,526,174)	10,486,948
International Equity Index Trust A Series 1 - 181,461 shares (cost $3,699,056)	4,062,908
International Equity Index Trust B Series 0 - 78,455 shares (cost $1,714,219)	1,652,270
International Opportunities Trust Series 0 - 115,496 shares (cost $2,140,259)	2,039,663
International Opportunities Trust Series 1 - 186,637 shares (cost $3,258,859)	3,296,001
International Small Cap Trust Series 0 - 36,432 shares (cost $827,492)	682,371
International Small Cap Trust Series 1 - 495,195 shares (cost $10,711,070)	9,304,722
International Value Trust Series 0 - 8,131 shares (cost $149,486)	138,707
International Value Trust Series 1 - 1,876,508 shares (cost $33,175,337)	32,163,348
Investment Quality Bond Trust Series 0 - 21,226 shares (cost $243,578)	239,428
Investment Quality Bond Trust Series 1 - 716,398 shares (cost $8,446,333)	8,095,296
Large Cap Trust Series 0 - 3,201 shares (cost $49,566)	46,121
Large Cap Trust Series 1 - 335,938 shares (cost $5,345,567)	4,850,940
Large Cap Value Trust Series 0 - 7,744 shares (cost $182,821)	173,316
Large Cap Value Trust Series 1 - 422,832 shares (cost $9,765,707)	9,458,751
Lifestyle Aggressive Trust Series 0 - 65,818 shares (cost $738,021)	712,814
Lifestyle Aggressive Trust Series 1 - 973,288 shares (cost $10,845,097)	10,530,978
Lifestyle Balanced Trust Series 0 - 211,509 shares (cost $2,916,885)	2,884,985
Lifestyle Balanced Trust Series 1 - 961,018 shares (cost $12,833,273)	13,079,455
Lifestyle Conservative Trust Series 0 - 2,481 shares (cost $33,264)	32,325
Lifestyle Conservative Trust Series 1 - 531,124 shares (cost $6,968,927)	6,915,236
Lifestyle Growth Trust Series 0 - 279,454 shares (cost $3,916,669)	3,850,878
Lifestyle Growth Trust Series 1 - 1,032,968 shares (cost $13,838,425)	14,223,964
Lifestyle Moderate Trust Series 0 - 34,455 shares (cost $462,661)	448,263
Lifestyle Moderate Trust Series 1 - 191,929 shares (cost $2,541,108)	2,495,078
Managed Trust Series 0 - 5,658 shares (cost $75,764)	71,745
Mid Cap Index Trust Series 0 - 61,315 shares (cost $1,199,737)	1,067,496
Mid Cap Index Trust Series 1 - 1,568,023 shares (cost $29,572,046)	27,299,289
Mid Cap Intersection Trust Series 1 - 89 shares (cost $1,096)	1,036
Mid Cap Stock Trust Series 0 - 90,468 shares (cost $1,581,615)	1,450,200
Mid Cap Stock Trust Series 1 - 947,272 shares (cost $15,266,495)	15,137,410

7

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Mid Cap Value Trust Series 0 - 28,527 shares (cost $443,111)	$365,431
Mid Cap Value Trust Series 1 - 921,297 shares (cost $14,399,193)	11,820,247
Mid Value Trust Series 0 - 224,448 shares (cost $2,842,665)	2,392,619
Money Market Trust B Series 0 - 22,707,880 shares (cost $22,707,880)	22,707,880
Money Market Trust Series 1 - 8,383,369 shares (cost $83,833,691)	83,833,691
Natural Resources Trust Series 0 - 28,447 shares (cost $980,250)	814,432
Natural Resources Trust Series 1 - 489,719 shares (cost $15,433,972)	14,108,807
Overseas Equity Trust Series 0 - 212,002 shares (cost $3,093,774)	2,948,953
Pacific Rim Trust Series 0 - 38,005 shares (cost $486,393)	399,811
Pacific Rim Trust Series 1 - 755,348 shares (cost $8,605,440)	7,900,944
Quantitative All Cap Trust Series 0 - 2,624 shares (cost $44,028)	40,413
Quantitative All Cap Trust Series 1 - 78 shares (cost $1,261)	1,200
Quantitative Mid Cap Trust Series 0 - 8,107 shares (cost $84,635)	69,797
Quantitative Mid Cap Trust Series 1 - 5,122 shares (cost $52,431)	43,898
Quantitative Value Trust Series 0 - 3,649 shares (cost $52,138)	46,602
Quantitative Value Trust Series 1 - 42,216 shares (cost $587,612)	539,099
Real Estate Securities Trust Series 0 - 401,822 shares (cost $7,820,732)	4,958,485
Real Estate Securities Trust Series 1 - 2,202,079 shares (cost $40,820,476)	27,305,782
Real Return Bond Trust Series 0 - 11,907 shares (cost $156,126)	159,791
Real Return Bond Trust Series 1 - 411,787 shares (cost $5,412,578)	5,575,602
Science & Technology Trust Series 0 - 30,015 shares (cost $420,636)	446,630
Science & Technology Trust Series 1 - 843,580 shares (cost $10,508,124)	12,527,168
Short-Term Bond Trust Series 0 - 11,580 shares (cost $113,904)	109,311
Small Cap Growth Trust Series 0 - 331,387 shares (cost $3,638,660)	3,426,541
Small Cap Index Trust Series 0 - 27,565 shares (cost $446,359)	391,430
Small Cap Index Trust Series 1 - 439,839 shares (cost $6,680,001)	6,241,315
Small Cap Opportunities Trust Series 0 - 2,055 shares (cost $47,755)	42,196
Small Cap Opportunities Trust Series 1 - 158,462 shares (cost $3,731,652)	3,272,245
Small Cap Trust Series 0 - 1,496 shares (cost $21,157)	17,384
Small Cap Trust Series 1 - 9,474 shares (cost $135,790)	109,996
Small Cap Value Trust Series 0 - 217,034 shares (cost $4,369,577)	3,509,437
Small Cap Value Trust Series 1 - 568 shares (cost $9,963)	9,201
Small Company Trust Series 1 - 109,499 shares (cost $1,513,457)	1,234,056
Small Company Value Trust Series 0 - 36,722 shares (cost $770,524)	668,711
Small Company Value Trust Series 1 - 966,933 shares (cost $20,316,688)	17,636,851
Special Value Trust Series 0	—
Special Value Trust Series 1	—
Strategic Bond Trust Series 0 - 13,062 shares (cost $148,021)	142,120
Strategic Bond Trust Series 1 - 403,096 shares (cost $4,693,257)	4,397,774
Strategic Income Trust Series 0 - 1,031 shares (cost $13,879)	14,141
Strategic Income Trust Series 1 - 17,907 shares (cost $245,164)	245,858

8

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Strategic Opportunities Trust Series 0	$—
Strategic Opportunities Trust Series 1	—
Total Bond Market Trust B Series 0 - 270,445 shares (cost $2,737,895)	2,658,477
Total Return Trust Series 0 - 64,446 shares (cost $891,563)	894,516
Total Return Trust Series 1 - 2,491,452 shares (cost $34,254,854)	34,656,094
Total Stock Market Index Trust Series 0 - 25,945 shares (cost $351,683)	336,768
Total Stock Market Index Trust Series 1 - 285,225 shares (cost $3,579,206)	3,702,220
U.S. Core Trust Series 0 - 38,840 shares (cost $814,294)	754,280
U.S. Core Trust Series 1 - 390,511 shares (cost $8,051,203)	7,579,823
U.S. Global Leaders Growth Trust Series 0 - 93 shares (cost $1,215)	1,257
U.S. Global Leaders Growth Trust Series 1 - 48,548 shares (cost $639,647)	652,965
U.S. Government Securities Trust Series 0 - 7,732 shares (cost $101,317)	98,886
U.S. Government Securities Trust Series 1 - 736,785 shares (cost $9,829,533)	9,452,949
U.S. High Yield Bond Trust Series 0 - 1,065 shares (cost $14,095)	13,322
U.S. High Yield Bond Trust Series 1 - 21,237 shares (cost $280,974)	265,248
U.S. Large Cap Trust Series 0 - 7,408 shares (cost $124,337)	118,228
U.S. Large Cap Trust Series 1 - 1,311,570 shares (cost $18,639,269)	20,972,000
Utilities Trust Series 0 - 24,199 shares (cost $377,387)	346,525
Utilities Trust Series 1 - 369,783 shares (cost $5,404,929)	5,302,683
Value Trust Series 0 - 29,670 shares (cost $622,552)	514,782
Value Trust Series 1 - 697,041 shares (cost $14,384,432)	12,100,633
Sub-account invested in Outside Trust portfolios:
All Asset Portfolio Series 1 - 73,813 shares (cost $868,093)	$867,298

Total assets	$861,735,968

Contract Owners’ Equity

Variable universal life insurance contracts	$861,735,968

See accompanying notes.

9

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$612,671	$282,780	$687,947	$105,632

Total Investment Income	612,671	282,780	687,947	105,632
Expenses:
Mortality and expense risk	59,199	95,488	76,928	34,429

Net investment income (loss)	553,472	187,292	611,019	71,203

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	1,528,898	1,951,007	1,132,219	972,049

Realized gains (losses)	1,528,898	1,951,007	1,132,219	972,049
Unrealized appreciation (depreciation) during the period	(1,004,526)	1,108,607	(700,088)	675,969

Net increase (decrease) in assets from operations	1,077,844	3,246,906	1,043,150	1,719,221

Changes from principal transactions:
Transfer of net premiums	2,541,278	2,032,426	802,682	1,491,095
Transfer on terminations	(1,584,258)	(13,863,663)	(3,328,533)	(2,432,260)
Transfer on policy loans	(53,634)	(24,494)	(391,716)	(3,005)
Net interfund transfers	996,051	3,960,547	16,714,382	(566,907)

Net increase (decrease) in assets from principal transactions	1,899,437	(7,895,184)	13,796,815	(1,511,077)

Total increase (decrease) in assets	2,977,281	(4,648,278)	14,839,965	208,144
Assets, beginning of period	17,764,778	22,413,056	11,434,368	11,226,224

Assets, end of period	$20,742,059	$17,764,778	$26,274,333	$11,434,368

(g)	Fund available in prior year but no activity.

See accompanying notes.

10

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$25,828	$9,541	$226,884	$107,757	$61,232	$33,599

25,828	9,541	226,884	107,757	61,232	33,599

—	—	11,517	21,697	4,706	3,386

25,828	9,541	215,367	86,060	56,526	30,213

—	—	—	—	—	1,988
(2,590)	(10,217)	50,926	6,290	(2,105)	(949)

(2,590)	(10,217)	50,926	6,290	(2,105)	1,039
(14,221)	(219)	(197,796)	69,245	4,161	(1,319)

9,017	(895)	68,497	161,595	58,582	29,933

81,731	—	149,449	407,935	96,122	130,934
45,876	(2,556)	(473,630)	(110,771)	(119,987)	(73,036)
—	—	1,101	(46)	—	—
220,711	111,512	(2,280,193)	(159,567)	39,146	170,869

348,318	108,956	(2,603,273)	137,551	15,281	228,767

357,335	108,061	(2,534,776)	299,146	73,863	258,700
108,061	—	4,464,604	4,165,458	793,435	534,735

$465,396	$108,061	$1,929,828	$4,464,604	$867,298	$793,435

11

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Core Trust Series 0		All Cap Core Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$453	—	$158,567	$24,386

Total Investment Income	453	—	158,567	24,386
Expenses:
Mortality and expense risk	—	—	45,352	20,666

Net investment income (loss)	453	—	113,215	3,720

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	190	1	424,416	258,922

Realized gains (losses)	190	1	424,416	258,922
Unrealized appreciation (depreciation) during the period	(193)	20	(381,980)	232,941

Net increase (decrease) in assets from operations	450	21	155,651	495,583

Changes from principal transactions:
Transfer of net premiums	1,010	228	289,707	475,000
Transfer on terminations	(5,152)	(18)	(363,196)	(394,405)
Transfer on policy loans	—	—	(18,476)	(8,327)
Net interfund transfers	32,677	64	6,657,434	931,922

Net increase (decrease) in assets from principal transactions	28,535	274	6,565,469	1,004,190

Total increase (decrease) in assets	28,985	295	6,721,120	1,499,773
Assets, beginning of period	295	—	4,565,986	3,066,213

Assets, end of period	$29,280	$295	$11,287,106	$4,565,986

(g)	Fund available in prior year but no activity.

See accompanying notes.

12

Sub-Account
All Cap Growth Trust Series 0		All Cap Growth Trust Series 1		All Cap Value Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$100	—	$1,913	—	$727	—

100	—	1,913	—	727	—

—	—	19,444	39,826	—	—

100	—	(17,531)	(39,826)	727	—

—	—	—	—	17,926	—
16,996	2	258,604	739,977	(532)	—

16,996	2	258,604	739,977	17,394	—
(530)	58	201,083	(492,006)	(16,105)	15

16,566	60	442,156	208,145	2,016	15

34,558	673	230,443	692,073	7,337	228
120,002	(76)	(449,457)	(937,821)	22,893	(19)
—	—	(9,799)	(7,646)	—	—
(148,844)	190	(297,579)	(3,551,535)	11,466	64

5,716	787	(526,392)	(3,804,929)	41,696	273

22,282	847	(84,236)	(3,596,784)	43,712	288
847	—	4,175,639	7,772,423	288	—

$23,129	$847	$4,091,403	$4,175,639	$44,000	$288

13

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust Series 1		American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$134,846	$15,750	$98,701	$17,474

Total Investment Income	134,846	15,750	98,701	17,474
Expenses:
Mortality and expense risk	27,087	9,091	15,780	12,892

Net investment income (loss)	107,759	6,659	82,921	4,582

Realized gains (losses) on investments:
Capital gain distributions	3,486,020	351,048	750,767	53,784
Net realized gain (loss)	17,862	49,659	210,915	66,140

Realized gains (losses)	3,503,882	400,707	961,682	119,924
Unrealized appreciation (depreciation) during the period	(3,114,574)	(169,440)	(926,518)	363,974

Net increase (decrease) in assets from operations	497,067	237,926	118,085	488,480

Changes from principal transactions:
Transfer of net premiums	147,292	353,846	573,618	464,293
Transfer on terminations	(226,059)	(275,304)	(296,092)	(31,061)
Transfer on policy loans	—	—	(1,043)	(988)
Net interfund transfers	6,140,550	(23,721)	(2,014,428)	1,914,449

Net increase (decrease) in assets from principal transactions	6,061,783	54,821	(1,737,945)	2,346,693

Total increase (decrease) in assets	6,558,850	292,747	(1,619,860)	2,835,173
Assets, beginning of period	1,998,682	1,705,935	5,160,481	2,325,308

Assets, end of period	$8,557,532	$1,998,682	$3,540,621	$5,160,481

(g)	Fund available in prior year but no activity.

See accompanying notes.

14

Sub-Account
American Bond Trust Series 1		American Growth Trust Series 1		American Growth-Income Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$105,828	—	$256,748	$88,398	$82,530	$30,892

105,828	—	256,748	88,398	82,530	30,892

8,980	306	89,376	136,426	12,362	12,520

96,848	(306)	167,372	(48,028)	70,168	18,372

907	—	2,245,134	187,781	184,516	3,304
5,829	34	4,502,816	955,848	317,225	133,791

6,736	34	6,747,950	1,143,629	501,741	137,095
(50,630)	4,142	(4,654,694)	1,670,864	(528,880)	225,049

52,954	3,870	2,260,628	2,766,465	43,029	380,516

222,473	3,088	1,639,928	1,692,259	709,642	584,979
(58,267)	(370)	(2,204,015)	(900,900)	(301,793)	(249,905)
—	—	(10,202)	(17,148)	(984)	(989)
3,221,361	400,242	(14,998,928)	6,860,568	872,617	(430,195)

3,385,567	402,960	(15,573,217)	7,634,779	1,279,482	(96,110)

3,438,521	406,830	(13,312,589)	10,401,244	1,322,511	284,406
406,830	—	36,590,362	26,189,118	3,009,500	2,725,094

$3,845,351	$406,830	$23,277,773	$36,590,362	$4,332,011	$3,009,500

15

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American International Trust Series 1		Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$994,832	$169,701	$14,812	—

Total Investment Income	994,832	169,701	14,812	—
Expenses:
Mortality and expense risk	139,156	86,663	—	—

Net investment income (loss)	855,676	83,038	14,812	—

Realized gains (losses) on investments:
Capital gain distributions	3,603,268	194,848	—	—
Net realized gain (loss)	1,872,953	829,200	116,889	780

Realized gains (losses)	5,476,221	1,024,048	116,889	780
Unrealized appreciation (depreciation) during the period	826,619	2,524,806	55,154	64,702

Net increase (decrease) in assets from operations	7,158,516	3,631,892	186,855	65,482

Changes from principal transactions:
Transfer of net premiums	2,121,774	1,439,767	854,529	115,515
Transfer on terminations	(1,439,599)	(633,077)	27,047	(12,807)
Transfer on policy loans	(1,427)	(12,415)	—	—
Net interfund transfers	8,004,452	10,937,970	432,532	539,980

Net increase (decrease) in assets from principal transactions	8,685,200	11,732,245	1,314,108	642,688

Total increase (decrease) in assets	15,843,716	15,364,137	1,500,963	708,170
Assets, beginning of period	30,618,091	15,253,954	708,170	—

Assets, end of period	$46,461,807	$30,618,091	$2,209,133	$708,170

(g)	Fund available in prior year but no activity.

See accompanying notes.

16

Sub-Account
Blue Chip Growth Trust Series 1		Capital Appreciation Trust Series 0		Capital Appreciation Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$179,592	$59,385	$944	—	$22,847	—

179,592	59,385	944	—	22,847	—

109,943	136,070	—	—	37,431	32,673

69,649	(76,685)	944	—	(14,584)	(32,673)

—	—	762	—	32,105	284,871
1,920,443	2,781,876	13,735	31	98,907	(50,207)

1,920,443	2,781,876	14,497	31	131,012	234,664
892,459	(318,318)	8,726	221	677,020	(147,127)

2,882,551	2,386,873	24,167	252	793,448	54,864

1,050,985	2,784,024	78,384	187	695,381	666,878
(3,369,370)	(10,202,021)	91,468	(160)	(1,193,581)	(1,169,210)
(141,423)	(7,131)	—	—	(42,996)	(494)
577,572	(381,960)	(76,853)	100,827	(234,158)	6,240,842

(1,882,236)	(7,807,088)	92,999	100,854	(775,354)	5,738,016

1,000,315	(5,420,215)	117,166	101,106	18,094	5,792,880
24,026,155	29,446,370	101,106	—	7,949,747	2,156,867

$25,026,470	$24,026,155	$218,272	$101,106	$7,967,841	$7,949,747

17

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Classic Value Trust Series 0		Classic Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$430	$6	$13,926	$9,753

Total Investment Income	430	6	13,926	9,753
Expenses:
Mortality and expense risk	—	—	5,343	3,827

Net investment income (loss)	430	6	8,583	5,926

Realized gains (losses) on investments:
Capital gain distributions	2,182	11	97,324	18,700
Net realized gain (loss)	(701)	2	12,959	12,655

Realized gains (losses)	1,481	13	110,283	31,355
Unrealized appreciation (depreciation) during the period	(4,798)	41	(227,834)	64,710

Net increase (decrease) in assets from operations	(2,887)	60	(108,968)	101,991

Changes from principal transactions:
Transfer of net premiums	15,374	518	137,096	188,549
Transfer on terminations	434	(41)	(19,630)	(23,069)
Transfer on policy loans	—	—	—	—
Net interfund transfers	8,885	146	(359,547)	397,203

Net increase (decrease) in assets from principal transactions	24,693	623	(242,081)	562,683

Total increase (decrease) in assets	21,806	683	(351,049)	664,674
Assets, beginning of period	683	—	1,098,196	433,522

Assets, end of period	$22,489	$683	$747,147	$1,098,196

(g)	Fund available in prior year but no activity.

See accompanying notes.

18

Sub-Account
Core Bond Trust Series 1		Core Equity Trust Series 0		Core Equity Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$57	$5	$12	—	—	—

57	5	12	—	—	—

4	1	—	—	5,679	2,774

53	4	12	—	(5,679)	(2,774)

—	—	1,464	—	49,354	24,172
(2)	—	358	18	(56,390)	(344)

(2)	—	1,822	18	(7,036)	23,828
(6)	7	(5,001)	710	(92,260)	20,155

45	11	(3,167)	728	(104,975)	41,209

655	285	29,132	4,921	98,955	109,062
(30)	(13)	(1,544)	(571)	(44,188)	(24,625)
—	—	—	—	—	3,516
175	—	5,987	1,388	(50,913)	269,501

800	272	33,575	5,738	3,854	357,454

845	283	30,408	6,466	(101,121)	398,663
355	72	6,466	—	683,107	284,444

$1,200	$355	$36,874	$6,466	$581,986	$683,107

19

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Dynamic Growth Trust Series 0		Dynamic Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	—	—	—	—

Total Investment Income	—	—	—	—
Expenses:
Mortality and expense risk	—	—	14,484	19,137

Net investment income (loss)	—	—	(14,484)	(19,137)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	7,157	298	228,586	567,438

Realized gains (losses)	7,157	298	228,586	567,438
Unrealized appreciation (depreciation) during the period	150	1,483	(16,855)	(224,471)

Net increase (decrease) in assets from operations	7,307	1,781	197,247	323,830

Changes from principal transactions:
Transfer of net premiums	49,659	18,643	313,078	713,657
Transfer on terminations	38,899	(557)	(251,687)	(89,364)
Transfer on policy loans	—	—	4,242	(642)
Net interfund transfers	14,489	6,878	(1,492,819)	(1,431,101)

Net increase (decrease) in assets from principal transactions	103,047	24,964	(1,427,186)	(807,450)

Total increase (decrease) in assets	110,354	26,745	(1,229,939)	(483,620)
Assets, beginning of period	26,745	—	3,605,224	4,088,844

Assets, end of period	$137,099	$26,745	$2,375,285	$3,605,224

(g)	Fund available in prior year but no activity.
(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

20

Sub-Account
Emerging Growth Trust Series 0		Emerging Growth Trust Series 1		Emerging Markets Value Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (w)

$154	—	$938	—	$583

154	—	938	—	583

—	—	2,718	2,029	83

154	—	(1,780)	(2,029)	500

14,087	—	173,166	178,162	1,978
(691)	1	(129,551)	(48,779)	(2)

13,396	1	43,615	129,383	1,976
(14,597)	44	(33,041)	(85,962)	(6,110)

(1,047)	45	8,794	41,392	(3,634)

6,135	508	65,009	267,906	210
14,104	(61)	(55,887)	(13,642)	(744)
—	—	—	—	—
77,120	143	333,526	(125,289)	97,184

97,359	590	342,648	128,975	96,650

96,312	635	351,442	170,367	93,016
635	—	470,425	300,058	—

$96,947	$635	$821,867	$470,425	$93,016

21

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Small Company Trust Series 0		Emerging Small Company Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	—	—	—	—

Total Investment Income	—	—	—	—
Expenses:
Mortality and expense risk	—	—	216,858	279,831

Net investment income (loss)	—	—	(216,858)	(279,831)

Realized gains (losses) on investments:
Capital gain distributions	51,673	—	8,264,873	2,674,796
Net realized gain (loss)	(14,551)	555	596,174	1,383,143

Realized gains (losses)	37,122	555	8,861,047	4,057,939
Unrealized appreciation (depreciation) during the period	(33,317)	2,824	(5,983,529)	(3,044,679)

Net increase (decrease) in assets from operations	3,805	3,379	2,660,660	733,429

Changes from principal transactions:
Transfer of net premiums	117,462	43,803	1,756,587	2,725,022
Transfer on terminations	25,101	(2,609)	(5,019,723)	(10,053,926)
Transfer on policy loans	—	—	282,912	(103,853)
Net interfund transfers	86,101	81,814	(6,753,775)	(3,553,560)

Net increase (decrease) in assets from principal transactions	228,664	123,008	(9,733,999)	(10,986,317)

Total increase (decrease) in assets	232,469	126,387	(7,073,339)	(10,252,888)
Assets, beginning of period	126,387	—	40,696,420	50,949,308

Assets, end of period	$358,856	$126,387	$33,623,081	$40,696,420

(g)	Fund available in prior year but no activity.

See accompanying notes.

22

Sub-Account
Equity-Income Trust Series 0		Equity-Income Trust Series 1		Financial Services Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$298,313	$75,195	$1,016,848	$555,400	$968	—

298,313	75,195	1,016,848	555,400	968	—

—	—	155,771	178,013	—	—

298,313	75,195	861,077	377,387	968	—

1,143,763	299,134	3,963,935	2,285,226	7,776	—
39,095	(6,017)	2,052,777	2,028,547	4,409	3

1,182,858	293,117	6,016,712	4,313,773	12,185	3
(1,263,386)	422,086	(5,749,846)	1,664,587	(11,097)	123

217,785	790,398	1,127,943	6,355,747	2,056	126

1,513,608	1,122,253	2,101,943	4,143,822	20,627	746
22,242	(96,216)	(4,749,908)	(11,069,787)	74,069	(58)
(979)	—	(67,293)	2,280	—	—
1,982,149	5,179,633	(2,671,380)	2,034,082	(48,811)	210

3,517,020	6,205,670	(5,386,638)	(4,889,603)	45,885	898

3,734,805	6,996,068	(4,258,695)	1,466,144	47,941	1,024
6,996,068	—	37,693,322	36,227,178	1,024	—

$10,730,873	$6,996,068	$33,434,627	$37,693,322	$48,965	$1,024

23

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Financial Services Trust Series 1		Fundamental Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$12,671	$1,596	$1,921	—

Total Investment Income	12,671	1,596	1,921	—
Expenses:
Mortality and expense risk	7,108	3,765	—	—

Net investment income (loss)	5,563	(2,169)	1,921	—

Realized gains (losses) on investments:
Capital gain distributions	103,714	9	4,510	—
Net realized gain (loss)	124,791	55,457	1,148	34

Realized gains (losses)	228,505	55,466	5,658	34
Unrealized appreciation (depreciation) during the period	(299,592)	146,028	(3,347)	3,930

Net increase (decrease) in assets from operations	(65,524)	199,325	4,232	3,964

Changes from principal transactions:
Transfer of net premiums	190,500	49,102	5,978	10,204
Transfer on terminations	(242,540)	(40,074)	(6,870)	(1,885)
Transfer on policy loans	747	4,292	—	—
Net interfund transfers	(1,750,928)	1,833,215	9,582	88,870

Net increase (decrease) in assets from principal transactions	(1,802,221)	1,846,535	8,690	97,189

Total increase (decrease) in assets	(1,867,745)	2,045,860	12,922	101,153
Assets, beginning of period	2,512,100	466,240	101,153	—

Assets, end of period	$644,355	$2,512,100	$114,075	$101,153

(g)	Fund available in prior year but no activity.

See accompanying notes.

24

Sub-Account
Fundamental Value Trust Series 1		Global Allocation Trust Series 0		Global Allocation Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$65,923	$28,785	$2,408	—	$170,015	$13,734

65,923	28,785	2,408	—	170,015	13,734

20,838	18,811	—	—	11,465	7,188

45,085	9,974	2,408	—	158,550	6,546

160,619	119,786	3,100	—	278,512	—
242,062	156,488	53	1	89,077	80,136

402,681	276,274	3,153	1	367,589	80,136
(315,949)	211,439	(4,979)	24	(389,569)	131,257

131,817	497,687	582	25	136,570	217,939

243,683	288,957	6,563	300	102,556	486,651
(325,251)	(407,951)	(2,517)	(22)	(159,556)	(26,704)
(1,163)	2,924	—	—	—	—
(283,754)	1,135,577	42,398	85	497,937	832,565

(366,485)	1,019,507	46,444	363	440,937	1,292,512

(234,668)	1,517,194	47,026	388	577,507	1,510,451
4,461,137	2,943,943	388	—	1,826,871	316,420

$4,226,469	$4,461,137	$47,414	$388	$2,404,378	$1,826,871

25

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Bond Trust Series 0		Global Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$337,166	—	$369,675	—

Total Investment Income	337,166	—	369,675	—
Expenses:
Mortality and expense risk	—	—	22,345	24,142

Net investment income (loss)	337,166	—	347,330	(24,142)

Realized gains (losses) on investments:
Capital gain distributions	—	26,941	—	59,657
Net realized gain (loss)	48,972	(824)	36,162	(76,647)

Realized gains (losses)	48,972	26,117	36,162	(16,990)
Unrealized appreciation (depreciation) during the period	44,803	97,196	76,192	292,520

Net increase (decrease) in assets from operations	430,941	123,313	459,684	251,388

Changes from principal transactions:
Transfer of net premiums	1,251,492	552,401	404,837	472,515
Transfer on terminations	113,292	(45,899)	(580,111)	(489,708)
Transfer on policy loans	—	—	15	(2,177)
Net interfund transfers	225,227	2,559,223	(29,508)	(377,984)

Net increase (decrease) in assets from principal transactions	1,590,011	3,065,725	(204,767)	(397,354)

Total increase (decrease) in assets	2,020,952	3,189,038	254,917	(145,966)
Assets, beginning of period	3,189,038	—	5,088,466	5,234,432

Assets, end of period	$5,209,990	$3,189,038	$5,343,383	$5,088,466

(g)	Fund available in prior year but no activity.
(m)	Fund renamed on May 1, 2006. Previously known as Growth & Income Trust II. Fund available in prior year but no activity.

See accompanying notes.

26

Sub-Account
Global Trust Series 0		Global Trust Series 1		Growth & Income Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (m)

$7,731	—	$144,895	$60,375	$29,863	—

7,731	—	144,895	60,375	29,863	—

—	—	29,933	24,363	—	—

7,731	—	114,962	36,012	29,863	—

30,550	—	352,080	—	154,320	—
10,784	190	505,785	539,705	102,143	1,964

41,334	190	857,865	539,705	256,463	1,964
(58,391)	5,604	(933,430)	329,778	(245,541)	133,739

(9,326)	5,794	39,397	905,495	40,785	135,703

269,038	58,405	525,229	763,200	745,023	253,607
14,607	(1,717)	(414,465)	(497,033)	(57,611)	(19,642)
—	—	(16,466)	(4,908)	—	—
178,441	39,344	398,617	48,735	(392,472)	970,157

462,086	96,032	492,915	309,994	294,940	1,204,122

452,760	101,826	532,312	1,215,489	335,725	1,339,825
101,826	—	5,725,741	4,510,252	1,339,825	—

$554,586	$101,826	$6,258,053	$5,725,741	$1,675,550	$1,339,825

27

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Health Sciences Trust Series 0		Health Sciences Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	—	—	—	—

Total Investment Income	—	—	—	—
Expenses:
Mortality and expense risk	—	—	22,083	23,308

Net investment income (loss)	—	—	(22,083)	(23,308)

Realized gains (losses) on investments:
Capital gain distributions	68,445	—	913,224	408,934
Net realized gain (loss)	7,734	3	174,141	305,009

Realized gains (losses)	76,179	3	1,087,365	713,943
Unrealized appreciation (depreciation) during the period	(4,363)	136	(281,318)	(272,587)

Net increase (decrease) in assets from operations	71,816	139	783,964	418,048

Changes from principal transactions:
Transfer of net premiums	111,651	1,596	589,752	820,917
Transfer on terminations	387,816	(120)	(1,093,263)	(317,914)
Transfer on policy loans	—	—	(162)	1,231
Net interfund transfers	(374,834)	450	(649,388)	(60,492)

Net increase (decrease) in assets from principal transactions	124,633	1,926	(1,153,061)	443,742

Total increase (decrease) in assets	196,449	2,065	(369,097)	861,790
Assets, beginning of period	2,065	—	5,446,065	4,584,275

Assets, end of period	$198,514	$2,065	$5,076,968	$5,446,065

(g)	Fund available in prior year but no activity.

See accompanying notes.

28

Sub-Account
High Yield Trust Series 0		High Yield Trust Series 1		Income & Value Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$79,658	—	$1,256,446	$1,116,926	$6,612	—

79,658	—	1,256,446	1,116,926	6,612	—

—	—	48,620	70,552	—	—

79,658	—	1,207,826	1,046,374	6,612	—

—	—	—	—	15,516	—
(6,746)	164	94,917	59,432	1,762	20

(6,746)	164	94,917	59,432	17,278	20
(77,644)	4,551	(1,169,726)	113,516	(26,545)	887

(4,732)	4,715	133,017	1,219,322	(2,655)	907

128,733	35,955	871,319	1,325,822	92,207	20,609
183,964	(2,303)	(1,655,847)	(2,570,328)	43,151	(595)
—	—	(27,463)	4,387	—	—
321,630	93,927	(2,183,975)	(5,728,019)	47,671	12,766

634,327	127,579	(2,995,966)	(6,968,138)	183,029	32,780

629,595	132,294	(2,862,949)	(5,748,816)	180,374	33,687
132,294	—	11,149,819	16,898,635	33,687	—

$761,889	$132,294	$8,286,870	$11,149,819	$214,061	$33,687

29

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Income & Value Trust Series 1		International Core Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)
Income:
Dividend income distribution	$779,998	$504,298	$4,124	—

Total Investment Income	779,998	504,298	4,124	—
Expenses:
Mortality and expense risk	123,584	142,312	—	—

Net investment income (loss)	656,414	361,986	4,124	—

Realized gains (losses) on investments:
Capital gain distributions	1,367,856	—	24,428	—
Net realized gain (loss)	653,109	730,264	3,566	5

Realized gains (losses)	2,020,965	730,264	27,994	5
Unrealized appreciation (depreciation) during the period	(2,587,856)	647,357	(21,780)	486

Net increase (decrease) in assets from operations	89,523	1,739,607	10,338	491

Changes from principal transactions:
Transfer of net premiums	1,656,430	1,706,406	28,676	—
Transfer on terminations	(2,620,412)	(5,319,992)	91,974	(145)
Transfer on policy loans	(17,417)	34,839	(632)	—
Net interfund transfers	(2,194,036)	(2,130,395)	87,680	6,382

Net increase (decrease) in assets from principal transactions	(3,175,435)	(5,709,142)	207,698	6,237

Total increase (decrease) in assets	(3,085,912)	(3,969,535)	218,036	6,728
Assets, beginning of period	21,490,159	25,459,694	6,728	—

Assets, end of period	$18,404,247	$21,490,159	$224,764	$6,728

(h)	Fund renamed on May 1, 2006. Previously known as International Stock Trust. Fund available in prior year but no activity.
(i)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.
(g)	Fund available in prior year but no activity.

See accompanying notes.

30

Sub-Account
International Core Trust Series 1		International Equity Index Trust A Series 1		International Equity Index Trust B Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$231,949	$97,181	$149,603	$57,198	$60,175	$46,778

231,949	97,181	149,603	57,198	60,175	46,778

55,431	77,019	18,941	35,162	—	—

176,518	20,162	130,662	22,036	60,175	46,778

1,374,346	739,210	181,589	57,938	96,381	45,748
624,280	3,620,975	1,822,415	260,582	21,513	225,148

1,998,626	4,360,185	2,004,004	318,520	117,894	270,896
(1,113,233)	(1,222,391)	(1,614,875)	1,443,938	(82,617)	20,668

1,061,911	3,157,956	519,791	1,784,494	95,452	338,342

487,585	1,081,864	447,024	329,258	317,610	1,024,066
(1,019,670)	(12,217,337)	(804,801)	(384,880)	216,862	(23,328)
(109,646)	(5,003)	(65)	(15,182)	(645)	—
447,339	3,415,008	(5,493,628)	1,785,490	820,659	(1,136,748)

(194,392)	(7,725,468)	(5,851,470)	1,714,686	1,354,486	(136,010)

867,519	(4,567,512)	(5,331,679)	3,499,180	1,449,938	202,332
9,619,429	14,186,941	9,394,587	5,895,407	202,332	—

$10,486,948	$9,619,429	$4,062,908	$9,394,587	$1,652,270	$202,332

31

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Opportunities Trust Series 0		International Opportunities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$23,219	—	$43,950	$1,648

Total Investment Income	23,219	—	43,950	1,648
Expenses:
Mortality and expense risk	—	—	11,945	3,104

Net investment income (loss)	23,219	—	32,005	(1,456)

Realized gains (losses) on investments:
Capital gain distributions	255,441	—	528,428	14,723
Net realized gain (loss)	21,612	(222)	106,905	(63,519)

Realized gains (losses)	277,053	(222)	635,333	(48,796)
Unrealized appreciation (depreciation) during the period	(118,291)	17,695	(148,494)	184,945

Net increase (decrease) in assets from operations	181,981	17,473	518,844	134,693

Changes from principal transactions:
Transfer of net premiums	128,892	352	205,538	189,587
Transfer on terminations	96,138	(1,354)	(236,347)	(6,471)
Transfer on policy loans	—	—	(19)	(15,193)
Net interfund transfers	1,440,278	175,903	653,485	1,844,627

Net increase (decrease) in assets from principal transactions	1,665,308	174,901	622,657	2,012,550

Total increase (decrease) in assets	1,847,289	192,374	1,141,501	2,147,243
Assets, beginning of period	192,374	—	2,154,500	7,257

Assets, end of period	$2,039,663	$192,374	$3,296,001	$2,154,500

(g)	Fund available in prior year but no activity.

See accompanying notes.

32

Sub-Account
International Small Cap Trust Series 0		International Small Cap Trust Series 1		International Value Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$14,798	—	$249,949	$58,302	$22,821	—

14,798	—	249,949	58,302	22,821	—

—	—	40,118	29,380	—	—

14,798	—	209,831	28,922	22,821	—

127,205	—	2,412,778	—	97,224	—
(8,707)	23	1,021,133	579,482	(87,222)	1

118,498	23	3,433,911	579,482	10,002	1
(147,207)	2,086	(2,957,117)	819,917	(10,839)	61

(13,911)	2,109	686,625	1,428,321	21,984	62

66,810	—	650,284	698,436	236,963	394
140,415	(497)	(691,551)	(771,065)	675,723	(24)
—	—	(712)	3,037	(1,532)	—
473,144	14,301	1,806,476	500,324	(796,697)	1,834

680,369	13,804	1,764,497	430,732	114,457	2,204

666,458	15,913	2,451,122	1,859,053	136,441	2,266
15,913	—	6,853,600	4,994,547	2,266	—

$682,371	$15,913	$9,304,722	$6,853,600	$138,707	$2,266

33

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Value Trust Series 1		Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (g)
Income:
Dividend income distribution	$1,334,862	$403,952	$13,494

Total Investment Income	1,334,862	403,952	13,494
Expenses:
Mortality and expense risk	128,751	108,226	—

Net investment income (loss)	1,206,111	295,726	13,494

Realized gains (losses) on investments:
Capital gain distributions	4,840,065	969,025	—
Net realized gain (loss)	2,167,602	2,013,283	(1,966)

Realized gains (losses)	7,007,667	2,982,308	(1,966)
Unrealized appreciation (depreciation) during the period	(5,559,113)	2,661,201	(4,151)

Net increase (decrease) in assets from operations	2,654,665	5,939,235	7,377

Changes from principal transactions:
Transfer of net premiums	3,035,928	2,727,556	32,386
Transfer on terminations	(4,533,699)	(2,112,356)	48,591
Transfer on policy loans	(2,332)	(7,715)	—
Net interfund transfers	2,926,990	2,046,461	151,074

Net increase (decrease) in assets from principal transactions	1,426,887	2,653,946	232,051

Total increase (decrease) in assets	4,081,552	8,593,181	239,428
Assets, beginning of period	28,081,796	19,488,615	—

Assets, end of period	$32,163,348	$28,081,796	$239,428

(g)	Fund available in prior year but no activity.
(x)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.

See accompanying notes.

34

Sub-Account
Investment Quality Bond Trust Series 1		Large Cap Growth Trust Series 1	Large Cap Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/06 (x)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$725,658	$1,288,354	$24,131	$302	—

725,658	1,288,354	24,131	302	—

46,152	105,730	11,016	—	—

679,506	1,182,624	13,115	302	—

—	—	—	2,199	—
(22,757)	(1,184,275)	509,226	(551)	1

(22,757)	(1,184,275)	509,226	1,648	1
(206,802)	429,934	(380,339)	(3,511)	66

449,947	428,283	142,002	(1,561)	67

442,710	2,422,502	103,462	17,363	622
(1,015,433)	(2,226,276)	(86,365)	(4,615)	(46)
(29,010)	(2,046)	510	(2,430)	—
(479,239)	(11,335,698)	(6,693,902)	36,546	175

(1,080,972)	(11,141,518)	(6,676,295)	46,864	751

(631,025)	(10,713,235)	(6,534,293)	45,303	818
8,726,321	19,439,556	6,534,293	818	—

$8,095,296	$8,726,321	—	$46,121	$818

35

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Trust Series 1		Large Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$28,531	$70	$1,199	—

Total Investment Income	28,531	70	1,199	—
Expenses:
Mortality and expense risk	18,144	161	—	—

Net investment income (loss)	10,387	(91)	1,199	—

Realized gains (losses) on investments:
Capital gain distributions	226,024	764	6,421	—
Net realized gain (loss)	(8,370)	74	511	—

Realized gains (losses)	217,654	838	6,932	—
Unrealized appreciation (depreciation) during the period	(497,632)	2,764	(9,532)	27

Net increase (decrease) in assets from operations	(269,591)	3,511	(1,401)	27

Changes from principal transactions:
Transfer of net premiums	136,484	1,547	44,041	306
Transfer on terminations	(318,431)	(1,103)	16,053	(12)
Transfer on policy loans	6,348	—	(1,966)	—
Net interfund transfers	5,259,757	28,399	113,225	3,043

Net increase (decrease) in assets from principal transactions	5,084,158	28,843	171,353	3,337

Total increase (decrease) in assets	4,814,567	32,354	169,952	3,364
Assets, beginning of period	36,373	4,019	3,364	—

Assets, end of period	$4,850,940	$36,373	$173,316	$3,364

(g)	Fund available in prior year but no activity.
(d)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust. Fund available in prior year but no activity.
(r)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

See accompanying notes.

36

Sub-Account
Large Cap Value Trust Series 1		Lifestyle Aggressive Trust Series 0		Lifestyle Aggressive Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (r)

$97,818	$21,052	$42,836	—	$887,780	$492,939

97,818	21,052	42,836	—	887,780	492,939

39,553	19,369	—	—	52,940	39,930

58,265	1,683	42,836	—	834,840	453,009

612,030	377,897	9,702	—	218,371	1,305,415
222,941	252,166	797	31	(111,787)	72,211

834,971	630,063	10,499	31	106,584	1,377,626
(527,200)	21,508	(25,728)	520	(314,032)	(894,495)

366,036	653,254	27,607	551	627,392	936,140

612,084	460,818	243,357	2,582	426,239	429,496
(240,840)	(55,385)	203,875	(494)	(777,506)	(169,847)
(5,286)	(15,537)	—	—	(102)	(44,179)
3,161,645	655,696	230,842	4,494	2,935,916	365,103

3,527,603	1,045,592	678,074	6,582	2,584,547	580,573

3,893,639	1,698,846	705,681	7,133	3,211,939	1,516,713
5,565,112	3,866,266	7,133	—	7,319,039	5,802,326

$9,458,751	$5,565,112	$712,814	$7,133	$10,530,978	$7,319,039

37

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Balanced Trust Series 0		Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (c)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (s)
Income:
Dividend income distribution	$158,970	$316	$1,095,980	$1,139,775

Total Investment Income	158,970	316	1,095,980	1,139,775
Expenses:
Mortality and expense risk	—	—	78,893	114,550

Net investment income (loss)	158,970	316	1,017,087	1,025,225

Realized gains (losses) on investments:
Capital gain distributions	4,661	—	21,458	1,361,959
Net realized gain (loss)	23,738	874	232,388	793,703

Realized gains (losses)	28,399	874	253,846	2,155,662
Unrealized appreciation (depreciation) during the period	(76,055)	44,155	(513,034)	(1,043,458)

Net increase (decrease) in assets from operations	111,314	45,345	757,899	2,137,429

Changes from principal transactions:
Transfer of net premiums	1,135,396	26,615	573,391	2,623,836
Transfer on terminations	(181,391)	(36,547)	(1,403,765)	(2,342,319)
Transfer on policy loans	—	—	(18,174)	(2,430)
Net interfund transfers	485,462	1,298,791	(3,133,406)	(5,694,687)

Net increase (decrease) in assets from principal transactions	1,439,467	1,288,859	(3,981,954)	(5,415,600)

Total increase (decrease) in assets	1,550,781	1,334,204	(3,224,055)	(3,278,171)
Assets, beginning of period	1,334,204	—	16,303,510	19,581,681

Assets, end of period	$2,884,985	$1,334,204	$13,079,455	$16,303,510

(c)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust. Fund available in prior year but no activity.
(s)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.
(a)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.
(t)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.
(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. Fund available in prior year but no activity.

See accompanying notes.

38

Sub-Account
Lifestyle Conservative Trust Series 0		Lifestyle Conservative Trust Series 1		Lifestyle Growth Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)

$2,150	$1	$308,309	$305,056	$185,856	$390

2,150	1	308,309	305,056	185,856	390

—	—	15,544	30,910	—	—

2,150	1	292,765	274,146	185,856	390

77	—	16,012	200,160	10,753	—
(162)	—	11,699	(333,059)	45,828	2,563

(85)	—	27,711	(132,899)	56,581	2,563
(941)	2	(104,324)	169,605	(177,371)	111,580

1,124	3	216,152	310,852	65,066	114,533

11,926	644	176,486	900,293	633,937	761,973
13,517	(93)	(111,796)	(745,497)	(428,450)	(54,873)
—	—	(7,793)	(13)	—	—
4,471	733	5,403,124	(5,188,895)	2,122,448	636,244

29,914	1,284	5,460,021	(5,034,112)	2,327,935	1,343,344

31,038	1,287	5,676,173	(4,723,260)	2,393,001	1,457,877
1,287	—	1,239,063	5,962,323	1,457,877	—

$32,325	$1,287	$6,915,236	$1,239,063	$3,850,878	$1,457,877

39

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Growth Trust Series 1		Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (u)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)
Income:
Dividend income distribution	$961,732	$592,683	$30,282	$7

Total Investment Income	961,732	592,683	30,282	7
Expenses:
Mortality and expense risk	73,735	62,624	—	—

Net investment income (loss)	887,997	530,059	30,282	7

Realized gains (losses) on investments:
Capital gain distributions	60,991	676,316	586	—
Net realized gain (loss)	374,985	183,308	(869)	6

Realized gains (losses)	435,976	859,624	(283)	6
Unrealized appreciation (depreciation) during the period	(565,035)	(160,067)	(14,621)	222

Net increase (decrease) in assets from operations	758,938	1,229,616	15,378	235

Changes from principal transactions:
Transfer of net premiums	747,235	943,502	79,596	—
Transfer on terminations	(1,181,457)	(816,175)	258,809	(76)
Transfer on policy loans	(22,419)	(31,609)	—	—
Net interfund transfers	2,496,887	1,783,643	82,397	11,924

Net increase (decrease) in assets from principal transactions	2,040,246	1,879,361	420,802	11,848

Total increase (decrease) in assets	2,799,184	3,108,977	436,180	12,083
Assets, beginning of period	11,424,780	8,315,803	12,083	—

Assets, end of period	$14,223,964	$11,424,780	$448,263	$12,083

(u)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.
(y)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust. Fund available in prior year but no activity.
(v)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.
(g)	Fund available in prior year but no activity.
(bb)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.

See accompanying notes.

40

Sub-Account
Lifestyle Moderate Trust Series 1		Managed Trust Series 0		Mid Cap Core Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/06 (bb)

$205,822	$102,082	$2,781	$10,132	$4

205,822	102,082	2,781	10,132	4

16,177	14,913	—	—	—

189,645	87,169	2,781	10,132	4

3,286	100,196	1,456	45,355	51
117,402	53,995	1,189	(68,564)	(38)

120,688	154,191	2,645	(23,209)	13
(182,124)	36,275	(4,718)	698	—

128,209	277,635	708	(12,379)	17

1,030,108	375,825	36,974	122,876	203
(923,062)	(503,815)	(19,373)	(4,412)	(23)
(4,570)	(7,365)	—	—	—
(894,286)	7,427	(6,797)	(45,852)	(197)

(791,810)	(127,928)	10,804	72,612	(17)

(663,601)	149,707	11,512	60,233	—
3,158,679	3,008,972	60,233	—	—

$2,495,078	$3,158,679	$71,745	$60,233	—

41

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Core Trust Series 1	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/06 (bb)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$17,934	$14,542	—

Total Investment Income	17,934	14,542	—
Expenses:
Mortality and expense risk	5,294	—	—

Net investment income (loss)	12,640	14,542	—

Realized gains (losses) on investments:
Capital gain distributions	243,480	132,974	—
Net realized gain (loss)	(179,040)	54,482	(467)

Realized gains (losses)	64,440	187,456	(467)
Unrealized appreciation (depreciation) during the period	(7,652)	(162,584)	30,342

Net increase (decrease) in assets from operations	69,428	39,414	29,875

Changes from principal transactions:
Transfer of net premiums	97,129	369,960	88,754
Transfer on terminations	(61,148)	197,036	(7,149)
Transfer on policy loans	—	—	—
Net interfund transfers	(934,758)	111,405	238,201

Net increase (decrease) in assets from principal transactions	(898,777)	678,401	319,806

Total increase (decrease) in assets	(829,349)	717,815	349,681
Assets, beginning of period	829,349	349,681	—

Assets, end of period	—	$1,067,496	$349,681

(bb)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.
(g)	Fund available in prior year but no activity.
(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

42

Sub-Account
Mid Cap Index Trust Series 1		Mid Cap Intersection Trust Series 1	Mid Cap Stock Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (w)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$419,100	$40,359	—	$50	—

419,100	40,359	—	50	—

143,625	32,903	1	—	—

275,475	7,456	(1)	50	—

3,740,039	281,969	—	257,810	—
1,039,592	586,781	—	8,418	(587)

4,779,631	868,750	—	266,228	(587)
(2,592,269)	(330,368)	(60)	(139,160)	7,745

2,462,837	545,838	(61)	127,118	7,158

498,245	482,049	132	185,164	3,802
(1,413,258)	(1,987,942)	(48)	15,440	(3,434)
160	(3,369)	—	—	—
19,233,839	1,249,510	1,013	983,072	131,880

18,318,986	(259,752)	1,097	1,183,676	132,248

20,781,823	286,086	1,036	1,310,794	139,406
6,517,466	6,231,380	—	139,406	—

$27,299,289	$6,517,466	$1,036	$1,450,200	$139,406

43

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Stock Trust Series 1		Mid Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	—	—	$3,388	—

Total Investment Income	—	—	3,388	—
Expenses:
Mortality and expense risk	67,361	70,864	—	—

Net investment income (loss)	(67,361)	(70,864)	3,388	—

Realized gains (losses) on investments:
Capital gain distributions	3,699,292	601,318	82,859	—
Net realized gain (loss)	1,041,514	1,903,374	(15,601)	700

Realized gains (losses)	4,740,806	2,504,692	67,258	700
Unrealized appreciation (depreciation) during the period	(1,657,566)	(702,432)	(83,969)	6,290

Net increase (decrease) in assets from operations	3,015,879	1,731,396	(13,323)	6,990

Changes from principal transactions:
Transfer of net premiums	655,520	1,048,897	215,623	66,779
Transfer on terminations	(2,096,327)	(2,411,802)	59,600	(2,019)
Transfer on policy loans	214	(24,242)	—	—
Net interfund transfers	280,010	(423,608)	3,151	28,630

Net increase (decrease) in assets from principal transactions	(1,160,583)	(1,810,755)	278,374	93,390

Total increase (decrease) in assets	1,855,296	(79,359)	265,051	100,380
Assets, beginning of period	13,282,114	13,361,473	100,380	—

Assets, end of period	$15,137,410	$13,282,114	$365,431	$100,380

(g)	Fund available in prior year but no activity.

See accompanying notes.

44

Sub-Account
Mid Cap Value Trust Series 1		Mid Value Trust Series 0		Money Market Trust B Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$152,898	$219,309	$52,817	—	$583,956	$173,969

152,898	219,309	52,817	—	583,956	173,969

69,565	139,600	—	—	—	—

83,333	79,709	52,817	—	583,956	173,969

3,853,599	5,214,486	460,313	—	—	—
(293,156)	88,813	(45,760)	3,888	—	—

3,560,443	5,303,299	414,553	3,888	—	—
(3,231,042)	(1,822,166)	(579,073)	129,028	—	—

412,734	3,560,842	(111,703)	132,916	583,956	173,969

948,590	2,953,540	1,065,837	171,269	31,396,051	9,032,419
(1,918,205)	(1,851,005)	(67,877)	(15,027)	812,260	37,532,862
(138,971)	(17,192)	—	—	(262,401)	—
(19,042,018)	(5,250,371)	556,592	660,612	(16,755,046)	(39,806,190)

(20,150,604)	(4,165,028)	1,554,552	816,854	15,190,864	6,759,091

(19,737,870)	(604,186)	1,442,849	949,770	15,774,820	6,933,060
31,558,117	32,162,303	949,770	—	6,933,060	—

$11,820,247	$31,558,117	$2,392,619	$949,770	$22,707,880	$6,933,060

45

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Money Market Trust Series 1		Natural Resources Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$3,884,106	$2,957,926	$5,463	—

Total Investment Income	3,884,106	2,957,926	5,463	—
Expenses:
Mortality and expense risk	456,724	336,317	—	—

Net investment income (loss)	3,427,382	2,621,609	5,463	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	249,989	—
Net realized gain (loss)	—	—	37,102	(4)

Realized gains (losses)	—	—	287,091	(4)
Unrealized appreciation (depreciation) during the period	—	—	(165,980)	161

Net increase (decrease) in assets from operations	3,427,382	2,621,609	126,574	157

Changes from principal transactions:
Transfer of net premiums	3,463,604	14,592,677	87,322	2,994
Transfer on terminations	(15,087,419)	(19,877,281)	173,639	(138)
Transfer on policy loans	(728,678)	3,862	(670)	—
Net interfund transfers	6,062,492	36,657,483	423,710	844

Net increase (decrease) in assets from principal transactions	(6,290,001)	31,376,741	684,001	3,700

Total increase (decrease) in assets	(2,862,619)	33,998,350	810,575	3,857
Assets, beginning of period	86,696,310	52,697,960	3,857	—

Assets, end of period	$83,833,691	$86,696,310	$814,432	$3,857

(g)	Fund available in prior year but no activity.

See accompanying notes.

46

Sub-Account
Natural Resources Trust Series 1		Overseas Equity Trust Series 0		Pacific Rim Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$108,925	$41,753	$63,262	—	$6,276	—

108,925	41,753	63,262	—	6,276	—

45,836	37,196	—	—	—	—

63,089	4,557	63,262	—	6,276	—

4,591,998	1,400,762	327,891	—	91,492	—
291,564	261,161	161,116	370	831	3

4,883,562	1,661,923	489,007	370	92,323	3
(1,618,857)	(475,687)	(297,702)	152,881	(86,722)	139

3,327,794	1,190,793	254,567	153,251	11,877	142

784,784	2,280,002	1,196,195	213,508	60,988	1,544
(833,187)	(552,932)	(78,141)	(18,382)	167,166	(140)
120	(40,815)	—	—	(118)	—
3,857,746	(1,145,952)	329,342	898,613	157,917	435

3,809,463	540,303	1,447,396	1,093,739	385,953	1,839

7,137,257	1,731,096	1,701,963	1,246,990	397,830	1,981
6,971,550	5,240,454	1,246,990	—	1,981	—

$14,108,807	$6,971,550	$2,948,953	$1,246,990	$399,811	$1,981

47

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Pacific Rim Trust Series 1		Quantitative All Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$147,775	$78,114	$323	$20

Total Investment Income	147,775	78,114	323	20
Expenses:
Mortality and expense risk	40,155	46,116	—	—

Net investment income (loss)	107,620	31,998	323	20

Realized gains (losses) on investments:
Capital gain distributions	2,066,544	—	3,277	62
Net realized gain (loss)	645,668	1,078,836	303	4

Realized gains (losses)	2,712,212	1,078,836	3,580	66
Unrealized appreciation (depreciation) during the period	(2,139,360)	(439,341)	(3,726)	111

Net increase (decrease) in assets from operations	680,472	671,493	177	197

Changes from principal transactions:
Transfer of net premiums	422,618	932,749	24,312	1,554
Transfer on terminations	(818,362)	(647,909)	(3,653)	(144)
Transfer on policy loans	(7,959)	(24,162)	—	—
Net interfund transfers	(1,607,183)	1,369,954	17,532	438

Net increase (decrease) in assets from principal transactions	(2,010,886)	1,630,632	38,191	1,848

Total increase (decrease) in assets	(1,330,414)	2,302,125	38,368	2,045
Assets, beginning of period	9,231,358	6,929,233	2,045	—

Assets, end of period	$7,900,944	$9,231,358	$40,413	$2,045

(g)	Fund available in prior year but no activity.

See accompanying notes.

48

Sub-Account
Quantitative All Cap Trust Series 1		Quantitative Mid Cap Trust Series 0		Quantitative Mid Cap Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$85	$11	$374	—	$204	—

85	11	374	—	204	—

131	753	—	—	990	3,103

(46)	(742)	374	—	(786)	(3,103)

11,198	917	12,207	—	23,243	130,839
159	26,037	(1,480)	1	(13,776)	(1,529)

11,357	26,954	10,727	1	9,467	129,310
(114)	1,501	(14,880)	42	6,215	(116,417)

11,197	27,713	(3,779)	43	14,896	9,790

215	18,848	13,523	694	76,603	217,911
(16,520)	(3,960)	40,082	(73)	(92,405)	(22,242)
91	(14,791)	—	—	(2)	—
5,124	(59,390)	19,111	196	(430,103)	(217,618)

(11,090)	(59,293)	72,716	817	(445,907)	(21,949)

107	(31,580)	68,937	860	(431,011)	(12,159)
1,093	32,673	860	—	474,909	487,068

$1,200	$1,093	$69,797	$860	$43,898	$474,909

49

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Quantitative Value Trust Series 0		Quantitative Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$615	—	$11,034	$304

Total Investment Income	615	—	11,034	304
Expenses:
Mortality and expense risk	—	—	2,681	895

Net investment income (loss)	615	—	8,353	(591)

Realized gains (losses) on investments:
Capital gain distributions	2,126	—	49,981	2,639
Net realized gain (loss)	(156)	3	(34,306)	23,430

Realized gains (losses)	1,970	3	15,675	26,069
Unrealized appreciation (depreciation) during the period	(5,687)	150	(48,656)	142

Net increase (decrease) in assets from operations	(3,102)	153	(24,628)	25,620

Changes from principal transactions:
Transfer of net premiums	16,051	1,254	83,720	—
Transfer on terminations	(765)	(74)	(11,819)	(2,392)
Transfer on policy loans	—	—	—	—
Net interfund transfers	32,731	354	472,016	(3,418)

Net increase (decrease) in assets from principal transactions	48,017	1,534	543,917	(5,810)

Total increase (decrease) in assets	44,915	1,687	519,289	19,810
Assets, beginning of period	1,687	—	19,810	—

Assets, end of period	$46,602	$1,687	$539,099	$19,810

(g)	Fund available in prior year but no activity.

See accompanying notes.

50

Sub-Account
Real Estate Securities Trust Series 0		Real Estate Securities Trust Series 1		Real Return Bond Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$178,017	$71,568	$898,271	$763,686	$9,964	—

178,017	71,568	898,271	763,686	9,964	—

—	—	192,346	233,063	—	—

178,017	71,568	705,925	530,623	9,964	—

3,248,799	665,441	17,021,101	7,286,948	—	—
(1,210,140)	(100,301)	250,965	2,942,349	523	18

2,038,659	565,140	17,272,066	10,229,297	523	18
(3,171,369)	309,121	(23,275,772)	3,039,570	4,558	(893)

(954,693)	945,829	(5,297,781)	13,799,490	15,045	(875)

825,121	980,004	1,817,857	2,773,775	8,613	9,800
306,314	(78,898)	(4,126,676)	(11,895,817)	16,767	(1,639)
(928)	—	(46,487)	(207,472)	—	—
(1,052,606)	3,988,342	(6,945,221)	(2,193,878)	24,129	87,951

77,901	4,889,448	(9,300,527)	(11,523,392)	49,509	96,112

(876,792)	5,835,277	(14,598,308)	2,276,098	64,554	95,237
5,835,277	—	41,904,090	39,627,992	95,237	—

$4,958,485	$5,835,277	$27,305,782	$41,904,090	$159,791	$95,237

51

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Return Bond Trust Series 1		Science & Technology Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$285,163	$51,772	—	—

Total Investment Income	285,163	51,772	—	—
Expenses:
Mortality and expense risk	15,959	9,847	—	—

Net investment income (loss)	269,204	41,925	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	39,030	—	—
Net realized gain (loss)	(9,362)	(3,102)	28,332	4

Realized gains (losses)	(9,362)	35,928	28,332	4
Unrealized appreciation (depreciation) during the period	231,840	(75,972)	25,876	118

Net increase (decrease) in assets from operations	491,682	1,881	54,208	122

Changes from principal transactions:
Transfer of net premiums	120,519	339,182	67,391	767
Transfer on terminations	(287,613)	(61,199)	203,785	(119)
Transfer on policy loans	(125)	(416)	—	—
Net interfund transfers	2,736,641	565,582	120,260	216

Net increase (decrease) in assets from principal transactions	2,569,422	843,149	391,436	864

Total increase (decrease) in assets	3,061,104	845,030	445,644	986
Assets, beginning of period	2,514,498	1,669,468	986	—

Assets, end of period	$5,575,602	$2,514,498	$446,630	$986

(g)	Fund available in prior year but no activity.

See accompanying notes.

52

Sub-Account
Science & Technology Trust Series 1		Short-Term Bond Trust Series 0		Small Cap Growth Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

—	—	$6,128	$23,330	—	—

—	—	6,128	23,330	—	—

62,642	95,580	—	—	—	—

(62,642)	(95,580)	6,128	23,330	—	—

—	—	—	—	683,078	—
1,617,164	851,679	(220)	(21,712)	86,885	(6,735)

1,617,164	851,679	(220)	(21,712)	769,963	(6,735)
673,580	203,963	(4,642)	49	(407,565)	195,446

2,228,102	960,062	1,266	1,667	362,398	188,711

536,530	1,369,054	41,863	—	1,216,024	287,659
(1,556,873)	(3,995,688)	(3,991)	(1,936)	(88,174)	(26,832)
(44,498)	58,489	(1,992)	—	(512)	—
(5,260,157)	(2,055,089)	47,482	24,952	95,953	1,391,314

(6,324,998)	(4,623,234)	83,362	23,016	1,223,291	1,652,141

(4,096,896)	(3,663,172)	84,628	24,683	1,585,689	1,840,852
16,624,064	20,287,236	24,683	—	1,840,852	—

$12,527,168	$16,624,064	$109,311	$24,683	$3,426,541	$1,840,852

53

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Index Trust Series 0		Small Cap Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$5,985	$1,746	$112,925	$62,183

Total Investment Income	5,985	1,746	112,925	62,183
Expenses:
Mortality and expense risk	—	—	33,311	59,501

Net investment income (loss)	5,985	1,746	79,614	2,682

Realized gains (losses) on investments:
Capital gain distributions	43,399	8,837	869,567	336,008
Net realized gain (loss)	1,705	(20,894)	1,118,924	680,809

Realized gains (losses)	45,104	(12,057)	1,988,491	1,016,817
Unrealized appreciation (depreciation) during the period	(62,269)	7,340	(2,242,690)	1,025,799

Net increase (decrease) in assets from operations	(11,180)	(2,971)	(174,585)	2,045,298

Changes from principal transactions:
Transfer of net premiums	143,728	118,533	522,462	999,774
Transfer on terminations	9,475	(4,852)	(476,934)	(2,195,316)
Transfer on policy loans	—	—	536	(3,343)
Net interfund transfers	70,981	67,716	(6,253,739)	38,138

Net increase (decrease) in assets from principal transactions	224,184	181,397	(6,207,675)	(1,160,747)

Total increase (decrease) in assets	213,004	178,426	(6,382,260)	884,551
Assets, beginning of period	178,426	—	12,623,575	11,739,024

Assets, end of period	$391,430	$178,426	$6,241,315	$12,623,575

(g)	Fund available in prior year but no activity.

See accompanying notes.

54

Sub-Account
Small Cap Opportunities Trust Series 0	Small Cap Opportunities Trust Series 1		Small Cap Trust Series 0
Year Ended Dec. 31/07 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$625	$62,108	$45,311	—	—

625	62,108	45,311	—	—

—	15,978	30,190	—	—

625	46,130	15,121	—	—

2,324	210,888	169,485	3,049	—
(945)	336,149	424,573	278	480

1,379	547,037	594,058	3,327	480
(5,559)	(926,825)	11,087	(3,773)	—

(3,555)	(333,658)	620,266	(446)	480

17,453	137,892	390,090	500	—
17,208	(175,114)	(436,143)	425	483
—	2,097	(9,268)	—	—
11,090	(3,640,829)	705,870	16,905	(963)

45,751	(3,675,954)	650,549	17,830	(480)

42,196	(4,009,612)	1,270,815	17,384	—
—	7,281,857	6,011,042	—	—

$42,196	$3,272,245	$7,281,857	$17,384	—

55

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Trust Series 1		Small Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	—	—	$40,058	$4,073

Total Investment Income	—	—	40,058	4,073
Expenses:
Mortality and expense risk	539	216	—	—

Net investment income (loss)	(539)	(216)	40,058	4,073

Realized gains (losses) on investments:
Capital gain distributions	19,866	4,089	741,979	655,513
Net realized gain (loss)	3,973	(4,230)	(207,138)	(61,769)

Realized gains (losses)	23,839	(141)	534,841	593,744
Unrealized appreciation (depreciation) during the period	(26,369)	235	(673,540)	(186,600)

Net increase (decrease) in assets from operations	(3,069)	(122)	(98,641)	411,217

Changes from principal transactions:
Transfer of net premiums	8,474	6,211	170,060	715,696
Transfer on terminations	(23,770)	(2,395)	(85,509)	(58,632)
Transfer on policy loans	—	—	(492)	—
Net interfund transfers	82,757	24,879	(882,339)	3,338,077

Net increase (decrease) in assets from principal transactions	67,461	28,695	(798,280)	3,995,141

Total increase (decrease) in assets	64,392	28,573	(896,921)	4,406,358
Assets, beginning of period	45,604	17,031	4,406,358	—

Assets, end of period	$109,996	$45,604	$3,509,437	$4,406,358

(g)	Fund available in prior year but no activity.
(cc)	Reflects the period from commencement of operations on November 12, 2007 through December 31, 2007.

See accompanying notes.

56

Sub-Account
Small Cap Value Trust Series 1	Small Company Trust Series 1		Small Company Value Trust Series 0
Year Ended Dec. 31/07 (cc)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$35	—	—	$715	—

35	—	—	715	—

152	4,755	673	—	—

(117)	(4,755)	(673)	715	—

616	216,457	8,125	85,389	—
(4,269)	2,515	1,188	(10,869)	596

(3,653)	218,972	9,313	74,520	596
(762)	(297,453)	17,035	(105,580)	3,768

(4,532)	(83,236)	25,675	(30,345)	4,364

6,079	39,113	266,446	200,928	53,849
(866)	(11,398)	(4,121)	183,391	(3,892)
—	—	—	(499)	—
8,520	(28,000)	985,610	240,611	20,304

13,733	(285)	1,247,935	624,431	70,261

9,201	(83,521)	1,273,610	594,086	74,625
—	1,317,577	43,967	74,625	—

$9,201	$1,234,056	$1,317,577	$668,711	$74,625

57

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Value Trust Series 1		Special Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (q)
Income:
Dividend income distribution	$33,600	$18,948	$1

Total Investment Income	33,600	18,948	1
Expenses:
Mortality and expense risk	98,045	136,642	—

Net investment income (loss)	(64,445)	(117,694)	1

Realized gains (losses) on investments:
Capital gain distributions	3,411,518	4,369,098	4
Net realized gain (loss)	(55,087)	1,531,690	(7)

Realized gains (losses)	3,356,431	5,900,788	(3)
Unrealized appreciation (depreciation) during the period	(3,513,168)	(2,093,977)	0

Net increase (decrease) in assets from operations	(221,182)	3,689,117	(2)

Changes from principal transactions:
Transfer of net premiums	1,966,339	4,303,892	136
Transfer on terminations	(3,439,628)	(8,072,237)	(115)
Transfer on policy loans	(313,996)	4,286	—
Net interfund transfers	(4,042,523)	(2,333,045)	(19)

Net increase (decrease) in assets from principal transactions	(5,829,808)	(6,097,104)	2

Total increase (decrease) in assets	(6,050,990)	(2,407,987)	—
Assets, beginning of period	23,687,841	26,095,828	—

Assets, end of period	$17,636,851	$23,687,841	—

(q)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.
(g)	Fund available in prior year but no activity.

See accompanying notes.

58

Sub-Account
Special Value Trust Series 1		Strategic Bond Trust Series 0		Strategic Bond Trust Series 1
Year Ended Dec. 31/07 (q)	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$9,525	$98	$8,978	—	$451,804	$349,479

9,525	98	8,978	—	451,804	349,479

1,521	1,596	—	—	24,849	30,307

8,004	(1,498)	8,978	—	426,955	319,172

139,544	34,950	—	—	—	—
(111,644)	15,101	(2,957)	18	(27,204)	(36,577)

27,900	50,051	(2,957)	18	(27,204)	(36,577)
(37,216)	(11,507)	(5,901)	—	(430,287)	49,719

(1,312)	37,046	120	18	(30,536)	332,314

22,439	164,070	34,820	—	610,024	1,100,588
(7,423)	(7,006)	42,371	(686)	(1,097,323)	(479,632)
—	—	—	—	(59,741)	713
(384,302)	(132,743)	64,809	668	(484,174)	(712,282)

(369,286)	24,321	142,000	(18)	(1,031,214)	(90,613)

(370,598)	61,367	142,120	—	(1,061,750)	241,701
370,598	309,231	—	—	5,459,524	5,217,823

—	$370,598	$142,120	—	$4,397,774	$5,459,524

59

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Income Trust Series 0	Strategic Income Trust Series 1
	Year Ended Dec. 31/07 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$295	$5,058	$17,910

Total Investment Income	295	5,058	17,910
Expenses:
Mortality and expense risk	—	1,643	5,454

Net investment income (loss)	295	3,415	12,456

Realized gains (losses) on investments:
Capital gain distributions	—	—	246
Net realized gain (loss)	45	10,407	(2,157)

Realized gains (losses)	45	10,407	(1,911)
Unrealized appreciation (depreciation) during the period	262	4,318	25,116

Net increase (decrease) in assets from operations	602	18,140	35,661

Changes from principal transactions:
Transfer of net premiums	—	134,818	288,069
Transfer on terminations	(2,577)	(17,993)	(49,100)
Transfer on policy loans	—	(14)	(3)
Net interfund transfers	16,116	(401,390)	(837,587)

Net increase (decrease) in assets from principal transactions	13,539	(284,579)	(598,621)

Total increase (decrease) in assets	14,141	(266,439)	(562,960)
Assets, beginning of period	—	512,297	1,075,257

Assets, end of period	$14,141	$245,858	$512,297

(g)	Fund available in prior year but no activity.
(p)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.
(aa)	Terminated as an investment option and funds transferred to Large Cap Value Trust on December 4, 2006.

See accompanying notes.

60

Sub-Account
Strategic Opportunities Trust Series 0		Strategic Opportunities Trust Series 1		Strategic Value Trust Series 0
Year Ended Dec. 31/07 (p)	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07 (p)	Year Ended Dec. 31/06	Year Ended Dec. 31/06 (aa)

$874	—	$38,911	$577	$27.00

874	—	38,911	577	27

—	—	9,083	28,728	—

874	—	29,828	(28,151)	27

—	—	—	—	250
2,575	—	1,279,194	489,721	(181)

2,575	—	1,279,194	489,721	69
(8)	8	(982,728)	41,827	—

3,441	8	326,294	503,397	96

21,691	83	216,413	600,267	958
132,912	(8)	(327,439)	(739,778)	(90)
—	—	(7,192)	107,464	—
(158,150)	23	(5,146,934)	(639,091)	(964)

(3,547)	98	(5,265,152)	(671,138)	(96)

(106)	106	(4,938,858)	(167,741)	—
106	—	4,938,858	5,106,599	—

—	$106	—	$4,938,858	—

61

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Value Trust Series 1	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/06 (aa)	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$2,689	$243,371	$24,257

Total Investment Income	2,689	243,371	24,257
Expenses:
Mortality and expense risk	1,250	—	—

Net investment income (loss)	1,439	243,371	24,257

Realized gains (losses) on investments:
Capital gain distributions	23,834	—	—
Net realized gain (loss)	39,294	42,627	180

Realized gains (losses)	63,128	42,627	180
Unrealized appreciation (depreciation) during the period	(4,326)	(130,360)	50,942

Net increase (decrease) in assets from operations	60,241	155,638	75,379

Changes from principal transactions:
Transfer of net premiums	155,352	2,053,557	80,498
Transfer on terminations	(56,288)	(60,872)	(22,496)
Transfer on policy loans	—	—	—
Net interfund transfers	(246,473)	(1,127,631)	1,504,404

Net increase (decrease) in assets from principal transactions	(147,409)	865,054	1,562,406

Total increase (decrease) in assets	(87,168)	1,020,692	1,637,785
Assets, beginning of period	87,168	1,637,785	—

Assets, end of period	—	$2,658,477	$1,637,785

(aa)	Terminated as an investment option and funds transferred to Large Cap Value Trust on December 4, 2006.
(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.
(g)	Fund available in prior year but no activity.

See accompanying notes.

62

Sub-Account
Total Return Trust Series 0		Total Return Trust Series 1		Total Stock Market Index Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$53,108	—	$2,494,407	$1,285,963	$5,207	—

53,108	—	2,494,407	1,285,963	5,207	—

—	—	131,334	162,013	—	—

53,108	—	2,363,073	1,123,950	5,207	—

—	—	—	—	10,866	—
2,258	1,032	70,807	(777,149)	1,848	—

2,258	1,032	70,807	(777,149)	12,714	—
275	2,677	50,338	677,233	(14,907)	(8)

55,641	3,709	2,484,218	1,024,034	3,014	(8)

192,398	69,283	1,868,139	4,883,577	38,068	—
(8,515)	(8,043)	(3,682,683)	(10,473,292)	90,160	—
—	—	(21,718)	(819)	—	—
264,424	325,619	5,167,795	(8,964,975)	203,811	1,723

448,307	386,859	3,331,533	(14,555,509)	332,039	1,723

503,948	390,568	5,815,751	(13,531,475)	335,053	1,715
390,568	—	28,840,343	42,371,818	1,715	—

$894,516	$390,568	$34,656,094	$28,840,343	$336,768	$1,715

63

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Stock Market Index Trust Series 1		U.S. Core Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (g)
Income:
Dividend income distribution	$65,269	$37,263	$12,197

Total Investment Income	65,269	37,263	12,197
Expenses:
Mortality and expense risk	13,158	17,229	—

Net investment income (loss)	52,111	20,034	12,197

Realized gains (losses) on investments:
Capital gain distributions	127,940	19,933	60,746
Net realized gain (loss)	170,840	345,518	(643)

Realized gains (losses)	298,780	365,451	60,103
Unrealized appreciation (depreciation) during the period	(189,260)	82,756	(60,013)

Net increase (decrease) in assets from operations	161,631	468,241	12,287

Changes from principal transactions:
Transfer of net premiums	218,022	139,877	78,619
Transfer on terminations	(320,985)	(264,963)	229,285
Transfer on policy loans	—	—	—
Net interfund transfers	775,711	(1,282,841)	434,089

Net increase (decrease) in assets from principal transactions	672,748	(1,407,927)	741,993

Total increase (decrease) in assets	834,379	(939,686)	754,280
Assets, beginning of period	2,867,841	3,807,527	—

Assets, end of period	$3,702,220	$2,867,841	$754,280

(g)	Fund available in prior year but no activity.
(o)	Fund renamed on May 1, 2006. Previously known as Growth & Income Trust.

See accompanying notes.

64

Sub-Account
U.S. Core Trust Series 1		U.S. Global Leaders Growth Trust Series 0	U.S. Global Leaders Growth Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)	Year Ended Dec. 31/07 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$182,489	$189,381	$21	$7,972	—

182,489	189,381	21	7,972	—

48,327	81,729	—	2,472	4,151

134,162	107,652	21	5,500	(4,151)

730,959	1,820,307	—	—	10,457
(19,791)	(31,873)	43	22,653	22,132

711,168	1,788,434	43	22,653	32,589
(652,744)	(565,624)	42	(19,163)	(33,718)

192,586	1,330,462	106	8,990	(5,280)

778,531	1,057,532	389	132,935	155,111
(1,428,296)	(1,071,864)	1,566	(123,012)	(311,167)
(56,814)	21,777	—	114	61
(8,390,669)	(629,805)	(804)	(56,223)	(249,515)

(9,097,248)	(622,360)	1,151	(46,186)	(405,510)

(8,904,662)	708,102	1,257	(37,196)	(410,790)
16,484,485	15,776,383	—	690,161	1,100,951

$7,579,823	$16,484,485	$1,257	$652,965	$690,161

65

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Government Securities Trust Series 0		U.S. Government Securities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$7,242	—	$881,826	$567,693

Total Investment Income	7,242	—	881,826	567,693
Expenses:
Mortality and expense risk	—	—	39,888	48,276

Net investment income (loss)	7,242	—	841,938	519,417

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	(2,455)	—	(102,600)	(315,149)

Realized gains (losses)	(2,455)	—	(102,600)	(315,149)
Unrealized appreciation (depreciation) during the period	(2,439)	8	(486,293)	163,981

Net increase (decrease) in assets from operations	2,348	8	253,045	368,249

Changes from principal transactions:
Transfer of net premiums	19,720	300	546,939	1,599,478
Transfer on terminations	58,243	(23)	(2,113,261)	(1,591,435)
Transfer on policy loans	—	—	(698)	(1,823)
Net interfund transfers	18,205	85	(335,236)	743,579

Net increase (decrease) in assets from principal transactions	96,168	362	(1,902,256)	749,799

Total increase (decrease) in assets	98,516	370	(1,649,211)	1,118,048
Assets, beginning of period	370	—	11,102,160	9,984,112

Assets, end of period	$98,886	$370	$9,452,949	$11,102,160

(g)	Fund available in prior year but no activity.

See accompanying notes.

66

Sub-Account
U.S. High Yield Bond Trust Series 0		U.S. High Yield Bond Trust Series 1		U.S. Large Cap Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$1,066	—	$15,874	—	$1,606	—

1,066	—	15,874	—	1,606	—

—	—	931	9	—	—

1,066	—	14,943	(9)	1,606	—

—	—	—	—	—	—
90	4	3,113	2	6,822	871

90	4	3,113	2	6,822	871
(972)	199	(15,897)	172	(6,109)	—

184	203	2,159	165	2,319	871

6,793	3,637	46,735	282	31,659	—
8	(302)	(5,715)	(49)	113,049	(1,974)
—	—	—	—	—	—
1,773	1,026	219,288	2,383	(28,799)	1,103

8,574	4,361	260,308	2,616	115,909	(871)

8,758	4,564	262,467	2,781	118,228	—
4,564	—	2,781	—	—	—

$13,322	$4,564	$265,248	$2,781	$118,228	—

67

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Large Cap Trust Series 1		Utilities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$248,755	$123,657	$4,916	—

Total Investment Income	248,755	123,657	4,916	—
Expenses:
Mortality and expense risk	127,591	131,783	—	—

Net investment income (loss)	121,164	(8,126)	4,916	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	61,616	—
Net realized gain (loss)	1,287,072	841,022	4,312	5

Realized gains (losses)	1,287,072	841,022	65,928	5
Unrealized appreciation (depreciation) during the period	(1,464,005)	1,267,046	(31,118)	256

Net increase (decrease) in assets from operations	(55,769)	2,099,942	39,726	261

Changes from principal transactions:
Transfer of net premiums	1,224,784	1,352,023	43,308	1,606
Transfer on terminations	(3,042,908)	(2,482,289)	100,641	(59)
Transfer on policy loans	(59,360)	(44,076)	(1,581)	—
Net interfund transfers	(259,278)	(540,586)	162,170	453

Net increase (decrease) in assets from principal transactions	(2,136,762)	(1,714,928)	304,538	2,000

Total increase (decrease) in assets	(2,192,531)	385,014	344,264	2,261
Assets, beginning of period	23,164,531	22,779,517	2,261	—

Assets, end of period	$20,972,000	$23,164,531	$346,525	$2,261

(g)	Fund available in prior year but no activity.

See accompanying notes.

68

Sub-Account
Utilities Trust Series 1		Value Trust Series 0	Value Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$87,254	$50,080	$4,381	$169,823	$41,708

87,254	50,080	4,381	169,823	41,708

18,211	10,239	—	57,649	54,488

69,043	39,841	4,381	112,174	(12,780)

1,080,333	261,950	110,417	3,705,196	1,545,767
205,830	107,775	(2,858)	365,053	749,169

1,286,163	369,725	107,559	4,070,249	2,294,936
(455,268)	199,624	(107,770)	(3,290,492)	(628,530)

899,938	609,190	4,170	891,931	1,653,626

396,297	430,714	39,739	1,056,537	1,545,867
(349,216)	(249,088)	79,099	(1,705,732)	(668,407)
733	(10,151)	(507)	(126,168)	(18,564)
1,921,060	(547,240)	392,281	3,572,263	(4,006,735)

1,968,874	(375,765)	510,612	2,796,900	(3,147,839)

2,868,812	233,425	514,782	3,688,831	(1,494,213)
2,433,871	2,200,446	—	8,411,802	9,906,015

$5,302,683	$2,433,871	$514,782	$12,100,633	$8,411,802

69

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Total
	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$27,241,180	$15,216,517

Total Investment Income	27,241,180	15,216,517
Expenses:
Mortality and expense risk	3,667,954	3,910,285

Net investment income (loss)	23,573,226	11,306,232

Realized gains (losses) on investments:
Capital gain distributions	90,919,821	38,204,649
Net realized gain (loss)	31,919,557	32,846,305

Realized gains (losses)	122,839,378	71,050,954
Unrealized appreciation (depreciation) during the period	(98,575,061)	8,955,229

Net increase (decrease) in assets from operations	47,837,543	91,312,416

Changes from principal transactions:
Transfer of net premiums	96,959,380	103,202,662
Transfer on terminations	(87,578,713)	(120,216,284)
Transfer on policy loans	(2,592,667)	(507,373)
Net interfund transfers	(4,200,707)	(4,432,694)

Net increase (decrease) in assets from principal transactions	2,587,293	(21,953,689)

Total increase (decrease) in assets	50,424,836	69,358,727
Assets, beginning of period	811,311,132	741,952,406

Assets, end of period	$861,735,968	$811,311,133

See accompanying notes.

70

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements

December 31, 2007

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) (JHUSA or the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has eighty active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and one sub-account that invests in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is a wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust Portfolio but in different share classes of that Portfolio. Series 1 represents interests in Series 1 shares of the Portfolio and Series 0 represents interests in Series NAV shares of the Trust’s Portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

71

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

Terminated	Transferred To	Effective Date
Special Value Trust	Small Cap Value Trust	November 12, 2007
Strategic Opportunities Trust	Large Cap Trust	April 30, 2007

As the result of portfolio changes, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Bond Index Trust B	Total Bond Market Trust B	October 1, 2007

The following sub-accounts of the Account were commenced as an investment option:

New Fund		Effective Date
Emerging Markets Value Trust		April 30, 2007
Mid Cap Intersection Trust		April 30, 2007
Small Cap Value Trust Series 1		November 12, 2007

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “Code”). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

72

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement No. 157, Fair Value Measurement (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Account’s financial position or results of operations.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0.25% and 0.70% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

5.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$12,046,497	$9,593,588
500 Index Trust Series 1	30,893,678	16,485,843
Active Bond Trust Series 0	552,083	177,937
Active Bond Trust Series 1	2,013,496	4,401,402
All Cap Core Trust Series 0	34,063	5,076
All Cap Core Trust Series 1	9,852,279	3,173,595
All Cap Growth Trust Series 0	306,631	300,815
All Cap Growth Trust Series 1	1,019,943	1,563,867
All Cap Value Trust Series 0	76,965	16,617
All Cap Value Trust Series 1	10,491,826	836,264
American Blue Chip Income and Growth Trust Series 1	2,676,454	3,580,710

73

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
American Bond Trust Series 1	$5,681,144	$2,197,821
American Growth Trust Series 1	14,803,679	27,964,390
American Growth-Income Trust Series 1	3,678,683	2,144,517
American International Trust Series 1	21,912,784	8,768,640
Blue Chip Growth Trust Series 0	2,420,018	1,091,098
Blue Chip Growth Trust Series 1	7,742,390	9,554,978
Capital Appreciation Trust Series 0	287,692	192,987
Capital Appreciation Trust Series 1	2,728,865	3,486,698
Classic Value Trust Series 0	36,789	9,483
Classic Value Trust Series 1	278,047	414,221
Core Bond Trust Series 1	$1,661	$808
Core Equity Trust Series 0	50,858	15,806
Core Equity Trust Series 1	3,012,631	2,965,101
Dynamic Growth Trust Series 0	167,661	64,614
Dynamic Growth Trust Series 1	1,306,750	2,748,419
Emerging Growth Trust Series 0	202,591	90,991
Emerging Growth Trust Series 1	1,074,079	560,045
Emerging Markets Value Trust Series 1	99,905	777
Emerging Small Company Trust Series 0	431,363	151,026
Emerging Small Company Trust Series 1	12,516,302	14,202,286
Equity-Income Trust Series 0	6,831,206	1,872,109
Equity-Income Trust Series 1	19,646,626	20,208,253
Financial Services Trust Series 0	153,097	98,470
Financial Services Trust Series 1	946,450	2,639,394
Fundamental Value Trust Series 0	36,486	21,365
Fundamental Value Trust Series 1	1,378,504	1,539,285
Global Allocation Trust Series 0	56,859	4,907
Global Allocation Trust Series 1	2,223,461	1,345,463
Global Bond Trust Series 0	3,330,644	1,403,467
Global Bond Trust Series 1	2,929,149	2,786,586
Global Trust Series 0	667,297	166,929
Global Trust Series 1	3,901,673	2,941,715
Growth & Income Trust Series 0	1,757,746	1,278,622
Health Sciences Trust Series 0	842,910	649,832
Health Sciences Trust Series 1	3,124,975	3,386,895
High Yield Trust Series 0	957,402	243,417
High Yield Trust Series 1	5,330,414	7,118,553
Income & Value Trust Series 0	248,887	43,730
Income & Value Trust Series 1	7,072,322	8,223,488
International Core Trust Series 0	356,398	120,148
International Core Trust Series 1	4,438,285	3,081,813
International Equity Index Trust A Series 1	3,186,299	8,725,519
International Equity Index Trust B Series 0	2,105,637	594,595
International Opportunities Trust Series 0	2,140,775	196,807
International Opportunities Trust Series 1	1,949,340	766,250
International Small Cap Trust Series 0	964,660	142,289
International Small Cap Trust Series 1	9,217,770	4,830,662
International Value Trust Series 0	1,425,607	1,191,105
International Value Trust Series 1	20,665,214	13,192,151
Investment Quality Bond Trust Series 0	319,671	74,126

74

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Investment Quality Bond Trust Series 1	$2,918,689	$3,320,155
Large Cap Trust Series 0	364,537	315,172
Large Cap Trust Series 1	6,116,984	796,415
Large Cap Value Trust Series 0	228,651	49,677
Large Cap Value Trust Series 1	7,292,607	3,094,709
Lifestyle Aggressive Trust Series 0	1,152,343	421,731
Lifestyle Aggressive Trust Series 1	5,552,072	1,914,315
Lifestyle Balanced Trust Series 0	1,845,445	242,346
Lifestyle Balanced Trust Series 1	3,962,920	6,906,329
Lifestyle Conservative Trust Series 0	45,117	12,977
Lifestyle Conservative Trust Series 1	6,332,459	563,661
Lifestyle Growth Trust Series 0	2,972,533	447,989
Lifestyle Growth Trust Series 1	5,620,470	2,631,235
Lifestyle Moderate Trust Series 0	653,220	201,551
Lifestyle Moderate Trust Series 1	3,451,655	4,050,534
Managed Trust Series 0	79,234	64,193
Mid Cap Index Trust Series 0	1,415,811	589,894
Mid Cap Index Trust Series 1	40,576,711	18,242,211
Mid Cap Intersection Trust Series 1	1,097	1
Mid Cap Stock Trust Series 0	1,603,895	162,358
Mid Cap Stock Trust Series 1	8,873,462	6,402,114
Mid Cap Value Trust Series 0	518,336	153,715
Mid Cap Value Trust Series 1	6,880,701	23,094,374
Mid Value Trust Series 0	3,924,612	1,856,930
Money Market Trust B Series 0	42,449,548	26,674,728
Money Market Trust Series 1	30,702,459	33,565,078
Natural Resources Trust Series 0	1,187,543	248,090
Natural Resources Trust Series 1	11,558,161	3,093,612
Overseas Equity Trust Series 0	3,751,600	1,913,052
Pacific Rim Trust Series 0	662,638	178,917
Pacific Rim Trust Series 1	5,567,901	5,404,623
Quantitative All Cap Trust Series 0	47,912	6,121
Quantitative All Cap Trust Series 1	315,349	315,288
Quantitative Mid Cap Trust Series 0	114,083	28,787
Quantitative Mid Cap Trust Series 1	114,197	537,646
Quantitative Value Trust Series 0	76,641	25,884
Quantitative Value Trust Series 1	1,126,571	524,320
Real Estate Securities Trust Series 0	7,348,241	3,843,524
Real Estate Securities Trust Series 1	28,212,205	19,785,706
Real Return Bond Trust Series 0	103,255	43,783
Real Return Bond Trust Series 1	3,676,596	837,970
Science & Technology Trust Series 0	578,861	187,425
Science & Technology Trust Series 1	6,536,804	12,924,445
Short-Term Bond Trust Series 0	107,210	17,720
Small Cap Growth Trust Series 0	3,925,472	2,019,102
Small Cap Index Trust Series 0	447,248	173,681
Small Cap Index Trust Series 1	2,538,842	7,797,336
Small Cap Opportunities Trust Series 0	69,573	20,873
Small Cap Opportunities Trust Series 1	1,929,039	5,347,975
Small Cap Trust Series 0	30,319	9,439

75

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Small Cap Trust Series 1	$161,659	$74,870
Small Cap Value Trust Series 0	1,354,821	1,371,064
Small Cap Value Trust Series 1	402,624	388,391
Small Company Trust Series 1	380,549	169,133
Small Company Value Trust Series 0	926,891	216,356
Small Company Value Trust Series 1	13,791,151	16,273,886
Special Value Trust Series 0	216	209
Special Value Trust Series 1	277,255	498,992
Strategic Bond Trust Series 0	208,331	57,354
Strategic Bond Trust Series 1	2,858,253	3,462,511
Strategic Income Trust Series 0	16,413	2,579
Strategic Income Trust Series 1	311,172	592,337
Strategic Opportunities Trust Series 0	172,824	175,496
Strategic Opportunities Trust Series 1	670,584	5,905,907
Total Bond Market Trust B Series 0	3,013,551	1,905,125
Total Return Trust Series 0	710,349	208,935
Total Return Trust Series 1	23,229,956	17,535,350
Total Stock Market Index Trust Series 0	418,476	70,364
Total Stock Market Index Trust Series 1	2,189,537	1,336,738
U.S. Core Trust Series 0	969,182	154,245
U.S. Core Trust Series 1	3,480,419	11,712,546
U.S. Global Leaders Growth Trust Series 0	4,754	3,582
U.S. Global Leaders Growth Trust Series 1	344,042	384,728
U.S. Government Securities Trust Series 0	180,459	77,049
U.S. Government Securities Trust Series 1	6,667,648	7,727,966
U.S. High Yield Bond Trust Series 0	11,945	2,304
U.S. High Yield Bond Trust Series 1	585,091	309,840
U.S. Large Cap Trust Series 0	254,717	137,203
U.S. Large Cap Trust Series 1	5,479,740	7,495,339
Utilities Trust Series 0	486,536	115,466
Utilities Trust Series 1	4,082,865	964,615
Value Trust Series 0	765,095	139,685
Value Trust Series 1	13,408,659	6,794,389
All Asset Portfolio Series 1	530,374	458,567

	$610,511,538	$493,431,197

6.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

76

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this Agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risks charge, as described in Note 3, are paid to JHUSA.

7.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Separate Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

77

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of year	962,976	1,649,564	—
Units issued	588,557	497,491	2,372,470
Units redeemed	(525,664)	(1,184,079)	(722,906)

Units, end of year	1,025,869	962,976	1,649,564

Unit value, end of period $	16.28 to 26.53	15.57 to 25.20	13.57 to 13.60
Assets, end of period $	20,742,059	17,764,778	22,413,056
Investment income ratio*	3.00%	1.22%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.40% to 0.70%	0.40% to 0.70%
Total return, lowest to highest***	4.51% to 5.25%	14.76% to 15.56%	8.56% to 8.78%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	895,420	1,012,464	689,458	575,198	375,317
Units issued	2,318,216	705,327	932,154	773,654	501,063
Units redeemed	(1,249,436)	(822,371)	(609,148)	(659,394)	(301,182)

Units, end of year	1,964,200	895,420	1,012,464	689,458	575,198

Unit value, end of period $	13.16 to 13.53	12.47 to 12.91	10.89 to 11.16	10.51 to 10.72	9.59 to 9.72
Assets, end of period $	26,274,333	11,434,368	11,226,224	7,356,251	5,572,911
Investment income ratio*	2.26%	0.90%	1.22%	0.81%	0.79%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	4.39% to 4.83%	14.52% to 15.15%	3.60% to 4.09%	9.54% to 10.05%	27.19% to 27.69%

78

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	2,511	—
Units issued	11,919	11,827
Units redeemed	(4,036)	(9,316)

Units, end of year	10,394	2,511

Unit value, end of period $	44.78	43.05
Assets, end of period $	465,396	108,061
Investment income ratio*	12.60%	22.71%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	4.03%	4.54%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of year	339,657	329,188	—
Units issued	133,020	111,305	647,762
Units redeemed	(331,161)	(100,836)	(318,574)

Units, end of year	141,516	339,657	329,188

Unit value, end of period $	13.54 to 13.69	13.11 to 13.18	12.64 to 12.67
Assets, end of period $	1,929,828	4,464,604	4,165,458
Investment income ratio*	9.09%	2.60%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	3.30% to 3.73%	3.70% to 4.05%	1.14% to 1.36%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

79

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Asset Portfolio Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (b)
Units, beginning of year	51,984	36,420	5,558	—
Units issued	29,880	33,107	44,219	5,623
Units redeemed	(28,946)	(17,543)	(13,357)	(65)

Units, end of year	52,918	51,984	36,420	5,558

Unit value, end of period $	16.32 to 16.45	15.21 to 15.30	14.67 to 14.72	13.94
Assets, end of period $	867,298	793,435	534,735	77,490
Investment income ratio*	6.92%	5.36%	5.84%	17.85%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.65%
Total return, lowest to highest***	7.29% to 7.52%	3.68% to 3.89%	5.25% to 5.47%	11.53%

(b)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	23	—
Units issued	2,544	24
Units redeemed	(371)	(1)

Units, end of year	2,196	23

Unit value, end of period $	13.34	12.98
Assets, end of period $	29,280	295
Investment income ratio*	1.93%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	2.70%	14.77%

(g)	Fund available in prior year but no activity.

80

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	234,795	180,858	192,844	384,083	632,910
Units issued	480,351	126,247	60,566	162,081	396,838
Units redeemed	(159,000)	(72,310)	(72,552)	(353,320)	(645,665)

Units, end of year	556,146	234,795	180,858	192,844	384,083

Unit value, end of period $	19.90 to 20.46	10.80 to 19.99	9.46 to 7.43	8.72 to 16.04	7.54 to 13.81
Assets, end of period $	11,287,106	4,565,986	3,066,213	3,006,912	4,650,328
Investment income ratio*	1.52%	0.64%	0.73%	0.50%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	1.95% to 2.35%	13.95% to 14.40%	8.32% to 8.70%	15.57% to 15.92%	30.71% to 31.02%

	Sub-Account
	All Cap Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	69	—
Units issued	23,363	71
Units redeemed	(21,770)	(2)

Units, end of year	1,662	69

Unit value, end of period $	13.92	12.42
Assets, end of period $	23,129	847
Investment income ratio*	0.07%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	12.08%	6.63%

(g)	Fund available in prior year but no activity.

81

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	192,315	377,588	413,068	507,091	602,095
Units issued	44,827	87,667	136,091	266,106	472,429
Units redeemed	(69,182)	(272,940)	(171,571)	(360,129)	(567,433)

Units, end of year	167,960	192,315	377,588	413,068	507,091

Unit value, end of period $	24.27 to 24.95	11.42 to 22.34	10.77 to 20.97	9.94 to 19.31	9.38 to 18.16
Assets, end of period $	4,091,403	4,175,639	7,772,423	7,837,329	8,204,194
Investment income ratio*	0.05%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	11.27% to 11.72%	5.83% to 6.25%	8.23% to 8.61%	5.83% to 6.14%	28.40% to 28.72%

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	23	—
Units issued	4,384	24
Units redeemed	(1,204)	(1)

Units, end of year	3,203	23

Unit value, end of period $	13.74	12.64
Assets, end of period $	44,000	288
Investment income ratio*	2.41%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	8.68%	13.82%

(g)	Fund available in prior year but no activity.

82

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	116,701	112,887	111,377	42,078	19,759
Units issued	390,109	81,884	43,049	149,430	48,939
Units redeemed	(44,322)	(78,070)	(41,539)	(80,131)	(26,620)

Units, end of year	462,488	116,701	112,887	111,377	42,078

Unit value, end of period $	18.21 to 18.64	16.92 to 17.21	14.97 to 15.19	14.26 to 14.42	12.38 to 12.44
Assets, end of period $	8,557,532	1,998,682	1,705,935	1,596,891	520,935
Investment income ratio*	2.02%	0.80%	0.52%	0.33%	0.04%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	7.62% to 8.01%	12.98% to 13.32%	5.03% to 5.35%	15.20% to 15.55%	37.47% to 37.75%

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (f)
Units, beginning of year	269,745	141,580	23,565	14,497	—
Units issued	117,978	276,354	149,882	24,431	14,889
Units redeemed	(188,764)	(148,189)	(31,867)	(15,363)	(392)

Units, end of year	198,959	269,745	141,580	23,565	14,497

Unit value, end of period $	13.21 to 19.15	12.99 to 19.17	16.32 to 16.44	15.38 to 15.44	14.17 to 14.18
Assets, end of period $	3,540,621	5,160,481	2,325,308	362,839	205,368
Investment income ratio*	2.35%	0.55%	0.19%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.35% to 0.65%	0.40% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	0.99% to 1.65%	16.24% to 16.99%	6.07% to 6.39%	8.61% to 8.87%	13.32% to 13.43%

(f)	Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

83

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	30,383	—
Units issued	417,624	34,152
Units redeemed	(163,831)	(3,769)

Units, end of year	284,176	30,383

Unit value, end of period $	11.10 to 13.68	10.78 to 13.40
Assets, end of period $	3,845,351	406,830
Investment income ratio*	4.39%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	2.31% to 2.96%	5.89% to 6.57%

(g)	Fund available in prior year but no activity.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (f)
Units, beginning of year	1,885,429	1,469,444	534,464	106,170	—
Units issued	653,970	690,357	1,438,001	615,014	107,375
Units redeemed	(1,409,241)	(274,372)	(503,021)	(186,720)	(1,205)

Units, end of year	1,130,158	1,885,429	1,469,444	534,464	106,170

Unit value, end of period $	14.71 to 21.52	13.15 to 19.59	17.74 to 17.89	15.42 to 15.49	13.84 to 13.86
Assets, end of period $	23,277,773	36,590,362	26,189,118	8,261,844	1,470,676
Investment income ratio*	1.23%	0.29%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	11.20% to 11.94%	9.09% to 9.80%	15.04% to 15.44%	11.38% to 11.71%	10.75% to 10.88%

(f)	Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

84

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (f)
Units, beginning of year	164,133	168,096	114,971	3,474	—
Units issued	204,622	71,113	82,686	230,255	3,561
Units redeemed	(121,815)	(75,076)	(29,561)	(118,758)	(87)

Units, end of year	246,940	164,133	168,096	114,971	3,474

Unit value, end of period $	13.20 to 19.14	12.61 to 18.60	16.14 to 16.26	15.41 to 15.47	14.10
Assets, end of period $	4,332,011	3,009,500	2,725,094	1,775,824	48,990
Investment income ratio*	2.32%	1.09%	0.45%	0.30%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.65%
Total return, lowest to highest***	3.96% to 4.64%	14.06% to 14.80%	4.75% to 5.08%	9.24% to 9.57%	12.82%

(f)	Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (f)
Units, beginning of year	1,393,157	705,780	94,988	7,859	—
Units issued	740,354	930,416	664,947	98,310	8,484
Units redeemed	(366,686)	(243,039)	(54,155)	(11,181)	(625)

Units, end of year	1,766,825	1,393,157	705,780	94,988	7,859

Unit value, end of period $	17.60 to 30.09	14.72 to 25.64	21.51 to 21.70	17.88 to 17.96	15.14 to 15.15
Assets, end of period $	46,461,807	30,618,091	15,253,954	1,702,860	118,979
Investment income ratio*	1.88%	0.71%	0.55%	0.43%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	18.80% to 19.58%	17.77% to 18.54%	20.29% to 20.70%	18.11% to 18.47%	21.11% to 21.22%

(f)	Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

85

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	11,570	—
Units issued	37,198	11,788
Units redeemed	(16,775)	(218)

Units, end of year	31,993	11,570

Unit value, end of period $	69.05	61.21
Assets, end of period $	2,209,133	708,170
Investment income ratio*	0.85%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	12.81%	9.59%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,083,341	1,450,904	1,667,853	2,092,515	1,902,374
Units issued	327,662	544,153	562,542	958,632	1,470,531
Units redeemed	(414,614)	(911,716)	(779,491)	(1,383,294)	(1,280,390)

Units, end of year	996,389	1,083,341	1,450,904	1,667,853	2,092,515

Unit value, end of period $	26.40 to 27.25	12.73 to 24.23	11.68 to 22.06	11.12 to 20.96	10.25 to 19.26
Assets, end of period $	25,026,470	24,026,155	29,446,370	32,373,276	34,818,639
Investment income ratio*	0.71%	0.21%	0.41%	0.11%	0.04%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	11.96% to 12.46%	8.82% to 9.30%	4.86% to 5.23%	8.33% to 8.65%	28.33% to 28.65%

86

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	8,132	—
Units issued	21,870	8,767
Units redeemed	(14,285)	(635)

Units, end of year	15,717	8,132

Unit value, end of period $	13.89	12.43
Assets, end of period $	218,272	101,106
Investment income ratio*	0.48%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	11.70%	2.38%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	643,831	177,674	91,845	126,280	25,173
Units issued	206,246	782,997	129,375	65,459	111,005
Units redeemed	(270,649)	(316,840)	(43,546)	(99,894)	(9,898)

Units, end of year	579,428	643,831	177,674	91,845	126,280

Unit value, end of period $	13.53 to 13.90	12.21 to 12.46	12.05 to 12.20	10.64 to 10.75	9.80 to 9.85
Assets, end of period $	7,967,841	7,949,747	2,156,867	982,755	1,240,907
Investment income ratio*	0.29%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.35% to 0.70%	0.40% to 0.65%	0.40% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	10.83% to 11.28%	1.56% to 1.90%	13.25% to 13.55%	8.61% to 8.88%	28.62% to 28.88%

87

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Classic Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	52	—
Units issued	2,669	54
Units redeemed	(756)	(2)

Units, end of year	1,965	52

Unit value, end of period $	11.44	13.09
Assets, end of period $	22,489	683
Investment income ratio*	6.39%	2.93%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(12.58%)	16.14%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Classic Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of year	63,050	28,771	—
Units issued	9,414	45,105	30,518
Units redeemed	(23,100)	(10,826)	(1,747)

Units, end of year	49,364	63,050	28,771

Unit value, end of period $	15.08 to 15.25	17.36 to 17.45	15.06 to 15.11
Assets, end of period $	747,147	1,098,196	433,522
Investment income ratio*	1.40%	1.45%	3.55%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(13.15%) to (12.89%)	15.29% to 15.51%	8.72% to 8.92%

(g)	Fund available in prior year but no activity.

88

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of year	27	6	—
Units issued	121	22	6
Units redeemed	(61)	(1)	—

Units, end of year	87	27	6

Unit value, end of period $	13.69 to 13.76	12.97	12.58
Assets, end of period $	1,200	355	72
Investment income ratio*	8.28%	2.15%	0.00%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.65%	0.65%
Total return, lowest to highest***	5.58% to 5.76%	3.13%	0.60%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Core Equity Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	525	—
Units issued	3,907	544
Units redeemed	(1,251)	(19)

Units, end of year	3,181	525

Unit value, end of period $	11.59	12.31
Assets, end of period $	36,874	6,466
Investment income ratio*	0.08%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(5.85%)	6.73%

(g)	Fund available in prior year but no activity.

89

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Core Equity Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of year	43,160	19,069	—
Units issued	173,345	30,049	25,690
Units redeemed	(177,212)	(5,958)	(6,621)

Units, end of year	39,293	43,160	19,069

Unit value, end of period $	14.78 to 14.89	15.81 to 15.89	14.91 to 14.96
Assets, end of period $	581,986	683,107	284,444
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(6.50%) to (6.31%)	6.05% to 6.26%	5.22% to 5.42%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Dynamic Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	2,063	—
Units issued	12,048	2,331
Units redeemed	(4,446)	(268)

Units, end of year	9,665	2,063

Unit value, end of period $	14.19	12.96
Assets, end of period $	137,099	26,745
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	9.44%	10.83%

(g)	Fund available in prior year but no activity.

90

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Dynamic Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	613,046	770,700	544,964	577,167	217,363
Units issued	207,163	940,197	518,036	670,334	707,581
Units redeemed	(448,342)	(1,097,851)	(292,300)	(702,537)	(347,777)

Units, end of year	371,867	613,046	770,700	544,964	577,167

Unit value, end of period $	06.27 to 06.48	05.78 to 05.94	5.24 to 5.34	4.70 to 4.77	4.30 to 4.34
Assets, end of period $	2,375,285	3,605,224	4,088,844	2,585,369	2,493,791
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	8.51% to 9.01%	10.25% to 10.76%	11.62% to 12.00%	9.29% to 9.62%	28.17% to 28.60%

	Sub-Account
	Emerging Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	47	—
Units issued	13,135	49
Units redeemed	(6,197)	(2)

Units, end of year	6,985	47

Unit value, end of period $	13.88	13.34
Assets, end of period $	96,947	635
Investment income ratio*	0.28%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	4.02%	11.59%

(g)	Fund available in prior year but no activity.

91

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Emerging Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (k)
Units, beginning of year	22,791	16,147	3,541	13,715	—
Units issued	40,460	23,611	32,098	27,399	15,745
Units redeemed	(24,771)	(16,967)	(19,492)	(37,573)	(2,030)

Units, end of year	38,480	22,791	16,147	3,541	13,715

Unit value, end of period $	21.17 to 21.47	20.51 to 20.74	18.50 to 18.60	17.29 to 17.35	16.29 to 16.31
Assets, end of period $	821,867	470,425	300,058	61,397	223,380
Investment income ratio*	0.16%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	3.20% to 3.52%	10.88% to 11.21%	6.96% to 7.17%	6.20% to 6.41%	30.28% to 30.45%

(k)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

Sub-Account
Emerging Markets Value Trust Series 1
Year Ended Dec. 31/07 (w)
Units, beginning of year	—
Units issued	6,275
Units redeemed	(47)

Units, end of year	6,228

Unit value, end of period $	14.93
Assets, end of period $	93,016
Investment income ratio*	2.90%
Expense ratio, lowest to highest**	0.65%
Total return, lowest to highest***	19.46%

(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

92

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Emerging Small Company Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	10,644	—
Units issued	28,805	11,516
Units redeemed	(11,486)	(872)

Units, end of year	27,963	10,644

Unit value, end of period $	12.83	11.87
Assets, end of period $	358,856	126,387
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	8.08%	2.44%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Emerging Small Company Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	520,176	669,785	687,402	911,363	1,056,757
Units issued	64,222	138,895	232,231	273,287	380,894
Units redeemed	(195,506)	(288,504)	(249,848)	(497,248)	(526,288)

Units, end of year	388,892	520,176	669,785	687,402	911,363

Unit value, end of period $	97.47 to 100.59	13.50 to 93.33	13.25 to 91.13	12.69 to 86.85	11.44 to 78.03
Assets, end of period $	33,623,081	40,696,420	50,949,308	50,607,293	51,002,629
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.30% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	7.29% to 7.78%	1.70% to 2.15%	4.31% to 4.73%	10.80% to 11.13%	38.83% to 39.17%

93

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	238,801	—
Units issued	177,383	271,056
Units redeemed	(61,910)	(32,255)

Units, end of year	354,274	238,801

Unit value, end of period $	30.29	29.30
Assets, end of period $	10,730,873	6,996,068
Investment income ratio*	3.15%	1.68%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	3.39%	19.05%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,391,728	1,578,724	1,646,238	1,460,643	1,339,589
Units issued	555,776	690,921	759,963	1,139,513	1,036,965
Units redeemed	(738,041)	(877,917)	(827,477)	(953,918)	(915,911)

Units, end of year	1,209,463	1,391,728	1,578,724	1,646,238	1,460,643

Unit value, end of period $	28.08 to 28.97	20.31 to 28.11	17.15 to 23.56	16.60 to 22.75	14.54 to 19.85
Assets, end of period $	33,434,627	37,693,322	36,227,178	36,760,871	27,301,230
Investment income ratio*	2.82%	1.49%	1.25%	1.22%	1.44%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	2.62% to 3.09%	18.19% to 18.72%	3.20% to 3.56%	14.06% to 14.41%	24.76% to 25.07%

94

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	45	—
Units issued	6,446	47
Units redeemed	(4,191)	(2)

Units, end of year	2,300	45

Unit value, end of period $	21.29	22.83
Assets, end of period $	48,965	1,024
Investment income ratio*	1.83%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(6.73%)	23.16%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	135,361	30,934	23,337	31,948	33,067
Units issued	45,254	119,009	17,012	39,967	13,233
Units redeemed	(143,005)	(14,582)	(9,415)	(48,578)	(14,352)

Units, end of year	37,610	135,361	30,934	23,337	31,948

Unit value, end of period $	16.99 to 17.33	18.35 to 18.66	15.00 to 15.14	13.75 to 13.85	12.54 to 12.61
Assets, end of period $	644,355	2,512,100	466,240	322,026	401,985
Investment income ratio*	1.00%	0.22%	0.38%	0.37%	0.17%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(7.42%) to (7.15%)	22.32% to 22.69%	9.07% to 9.28	9.66% to 9.87	32.71% to 32.98%

95

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	7,976	—
Units issued	2,280	8,137
Units redeemed	(1,614)	(161)

Units, end of year	8,642	7,976

Unit value, end of period $	13.20	12.68
Assets, end of period $	114,075	101,153
Investment income ratio*	1.77%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	4.08%	14.55%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	258,420	194,312	168,396	93,865	33,158
Units issued	64,277	143,105	107,178	205,077	173,788
Units redeemed	(86,729)	(78,997)	(81,262)	(130,546)	(113,081)

Units, end of year	235,968	258,420	194,312	168,396	93,865

Unit value, end of period $	17.72 to 18.14	17.14 to 17.49	15.06 to 15.28	13.93 to 14.08	12.54 to 12.61
Assets, end of period $	4,226,469	4,461,137	2,943,943	2,356,047	1,179,257
Investment income ratio*	1.58%	0.79%	0.42%	0.48%	0.18%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	3.36% to 3.73%	13.77% to 14.18%	8.14% to 8.46%	11.08% to 11.42%	28.99% to 29.25%

96

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Allocation Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	32	—
Units issued	4,011	33
Units redeemed	(377)	(1)

Units, end of year	3,666	32

Unit value, end of period $	12.93	12.31
Assets, end of period $	47,414	388
Investment income ratio*	11.80%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	5.06%	13.58%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Global Allocation Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	136,763	26,935	17,767	3,613	3,195
Units issued	130,340	223,082	51,578	66,928	844
Units redeemed	(96,264)	(113,254)	(42,410)	(52,774)	(426)

Units, end of year	170,839	136,763	26,935	17,767	3,613

Unit value, end of period $	13.83 to 14.12	13.24 to 13.48	11.74 to 11.92	11.13 to 11.22	9.94
Assets, end of period $	2,404,378	1,826,871	316,420	197,769	35,900
Investment income ratio*	6.32%	0.91%	0.65%	0.40%	0.48%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.65%
Total return, lowest to highest***	4.45% to 4.76%	12.77% to 13.11%	5.51% to 5.84%	11.99% to 12.25%	25.61%

97

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	156,254	—
Units issued	144,116	179,125
Units redeemed	(67,464)	(22,871)

Units, end of year	232,906	156,254

Unit value, end of period $	22.37	20.41
Assets, end of period $	5,209,990	3,189,038
Investment income ratio*	8.01%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	9.61%	5.27%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	263,273	283,511	218,132	196,659	297,639
Units issued	131,138	174,167	195,710	233,486	389,164
Units redeemed	(142,279)	(194,405)	(130,331)	(212,013)	(490,144)

Units, end of year	252,132	263,273	283,511	218,132	196,659

Unit value, end of period $	20.79 to 21.38	18.20 to 19.56	17.39 to 18.59	18.71 to 19.96	17.06 to 18.14
Assets, end of period $	5,343,383	5,088,466	5,234,432	4,323,117	3,463,203
Investment income ratio*	7.18%	0.00%	4.26%	3.41%	4.35%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	8.86% to 9.30%	4.53% to 4.96%	(7.19%) to (6.87%)	9.53% to 9.85%	14.65% to 14.94%

98

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	7,504	—
Units issued	44,553	7,736
Units redeemed	(11,717)	(232)

Units, end of year	40,340	7,504

Unit value, end of period $	13.75	13.57
Assets, end of period $	554,586	101,826
Investment income ratio*	2.43%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	1.32%	20.42%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	240,688	227,332	226,763	220,709	272,877
Units issued	141,074	148,216	88,843	178,596	315,226
Units redeemed	(120,409)	(134,860)	(88,274)	(172,542)	(367,394)

Units, end of year	261,353	240,688	227,332	226,763	220,709

Unit value, end of period $	23.72 to 24.40	18.08 to 24.15	15.10 to 20.08	13.72 to 18.20	12.02 to 15.89
Assets, end of period $	6,258,053	5,725,741	4,510,252	4,088,754	3,119,936
Investment income ratio*	2.31%	1.27%	1.25%	1.76%	1.19%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	0.63% to 1.03%	19.49% to 19.96%	9.95% to 10.33%	14.01% to 14.35%	26.63% to 26.95%

99

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Growth & Income Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (m)
Units, beginning of year	16,963	—
Units issued	19,375	17,322
Units redeemed	(15,954)	(359)

Units, end of year	20,384	16,963

Unit value, end of period $	82.20	78.98
Assets, end of period $	1,675,550	1,339,825
Investment income ratio*	1.81%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	4.07%	12.72%

(m)	Fund renamed on May 1, 2006. Previously known as Growth & Income Trust II. Fund available in prior year but no activity.

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	141	—
Units issued	50,077	146
Units redeemed	(38,714)	(5)

Units, end of year	11,504	141

Unit value, end of period $	17.26	14.66
Assets, end of period $	198,514	2,065
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	17.73%	8.44%

(g)	Fund available in prior year but no activity.

100

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	296,297	268,882	228,816	195,742	185,557
Units issued	112,666	210,936	114,558	312,678	257,208
Units redeemed	(173,891)	(183,521)	(74,492)	(279,604)	(247,023)

Units, end of year	235,072	296,297	268,882	228,816	195,742

Unit value, end of period $	21.29 to 21.79	18.21 to 18.57	16.91 to 17.15	15.11 to 15.28	13.19 to 13.28
Assets, end of period $	5,076,968	5,446,065	4,584,275	3,480,512	2,590,184
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	16.91% to 17.32%	7.67% to 8.05%	11.91% to 12.25%	14.57% to 14.91%	35.33% to 35.68%

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	10,318	—
Units issued	66,712	10,940
Units redeemed	(18,564)	(622)

Units, end of year	58,466	10,318

Unit value, end of period $	13.03	12.82
Assets, end of period $	761,889	132,294
Investment income ratio*	14.49%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	1.64%	10.48%

(g)	Fund available in prior year but no activity.

101

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	622,204	1,025,251	747,358	699,961	536,644
Units issued	222,523	335,772	576,968	615,089	565,735
Units redeemed	(388,374)	(738,819)	(299,075)	(567,692)	(402,418)

Units, end of year	456,353	622,204	1,025,251	747,358	699,961

Unit value, end of period $	18.42 to 18.94	15.50 to 18.69	14.12 to 16.99	13.69 to 16.40	12.40 to 14.80
Assets, end of period $	8,286,870	11,149,819	16,898,635	11,862,447	9,989,519
Investment income ratio*	12.22%	7.72%	5.03%	4.99%	4.84%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	0.91% to 1.32%	9.61% to 10.05%	2.98% to 3.39%	10.34% to 10.68%	23.65% to 23.94%

	Sub-Account
	Income & Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	2,855	—
Units issued	18,643	2,909
Units redeemed	(3,557)	(54)

Units, end of year	17,941	2,855

Unit value, end of period $	11.93	11.80
Assets, end of period $	214,061	33,687
Investment income ratio*	5.22%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	1.11%	8.77%

(g)	Fund available in prior year but no activity.

102

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Income & Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,076,434	1,373,417	1,679,725	465,991	605,848
Units issued	239,053	143,883	211,726	2,010,940	357,985
Units redeemed	(398,159)	(440,866)	(518,034)	(797,206)	(497,842)

Units, end of year	917,328	1,076,434	1,373,417	1,679,725	465,991

Unit value, end of period $	20.06 to 20.63	16.89 to 20.47	15.63 to 18.89	14.94 to 18.01	13.95 to 16.73
Assets, end of period $	18,404,247	21,490,159	25,459,694	29,826,597	7,397,904
Investment income ratio*	3.89%	2.10%	1.59%	0.53%	1.90%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	0.40% to 0.81%	7.90% to 8.33%	4.49% to 4.90%	6.94% to 7.33%	25.66% to 25.98%

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)
Units, beginning of year	454	—
Units issued	20,258	474
Units redeemed	(7,127)	(20)

Units, end of year	13,585	454

Unit value, end of period $	16.55	14.84
Assets, end of period $	224,764	6,728
Investment income ratio*	2.92%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	11.46%	24.81%

(h)	Fund renamed on May 1, 2006. Previously known as International Stock Trust. Fund available in prior year but no activity.

103

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	513,665	934,920	1,016,696	1,106,364	1,306,287
Units issued	142,487	408,054	375,227	334,186	431,223
Units redeemed	(151,894)	(829,309)	(457,003)	(423,854)	(631,146)

Units, end of year	504,258	513,665	934,920	1,016,696	1,106,364

Unit value, end of period $	20.60 to 21.18	15.30 to 19.01	12.33 to 15.29	10.69 to 13.23	9.30 to 11.47
Assets, end of period $	10,486,948	9,619,429	14,186,941	13,368,772	12,549,025
Investment income ratio*	2.21%	0.60%	0.74%	0.84%	0.49%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	10.64% to 11.08%	23.91% to 24.33%	15.14% to 15.55%	14.84% to 15.19%	29.43% to 29.75%

(i)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (n)	Year Ended Dec. 31/04 (b)
Units, beginning of year	438,785	343,997	51,012	—
Units issued	126,457	167,620	392,254	103,970
Units redeemed	(400,280)	(72,832)	(99,269)	(52,958)

Units, end of year	164,962	438,785	343,997	51,012

Unit value, end of period $	24.37 to 24.73	21.27 to 21.49	17.07 to 17.18	14.74 to 14.77
Assets, end of period $	4,062,908	9,394,587	5,895,407	752,181
Investment income ratio*	3.63%	0.72%	0.79%	0.58%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35%to 0.65%
Total return, lowest to highest***	14.62% to 15.07%	24.62% to 25.11%	15.80% to 16.26%	17.94% to 18.17%

(n)	Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.
(b)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

104

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	4,914	—
Units issued	42,350	169,895
Units redeemed	(12,616)	(164,981)

Units, end of year	34,648	4,914

Unit value, end of period $	47.69	41.18
Assets, end of period $	1,652,270	202,332
Investment income ratio*	6.71%	6.58%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	15.82%	27.11%

(g)	Fund available in prior year but no activity.

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	12,483	—
Units issued	109,273	12,824
Units redeemed	(11,551)	(341)

Units, end of year	110,205	12,483

Unit value, end of period $	18.51	15.41
Assets, end of period $	2,039,663	192,374
Investment income ratio*	2.56%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	20.10%	23.96%

(g)	Fund available in prior year but no activity.

105

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of year	112,824	469	—
Units issued	67,598	204,132	1,745
Units redeemed	(36,015)	(91,777)	(1,276)

Units, end of year	144,407	112,824	469

Unit value, end of period $	22.70 to 22.88	19.03 to 19.12	15.46
Assets, end of period $	3,296,001	2,154,500	7,257
Investment income ratio*	1.63%	0.25%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.65%
Total return, lowest to highest***	19.32% to 19.68%	23.04% to 23.40%	23.71%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Small Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	1,115	—
Units issued	50,754	1,143
Units redeemed	(8,488)	(28)

Units, end of year	43,381	1,115

Unit value, end of period $	15.73	14.27
Assets, end of period $	682,371	15,913
Investment income ratio*	4.61%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	10.20%	27.73%

(g)	Fund available in prior year but no activity.

106

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Small Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	262,400	242,913	254,360	261,096	345,552
Units issued	224,368	115,106	115,857	297,698	143,552
Units redeemed	(163,669)	(95,619)	(127,304)	(304,434)	(228,008)

Units, end of year	323,099	262,400	242,913	254,360	261,096

Unit value, end of period $	28.66 to 29.47	16.52 to 26.77	13.00 to 21.03	11.88 to 19.17	9.86 to 15.86
Assets, end of period $	9,304,722	6,853,600	4,994,547	4,744,645	3,409,121
Investment income ratio*	2.93%	1.03%	0.86%	0.12%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	9.36% to 9.80%	26.84% to 27.29%	9.34% to 9.72%	20.28% to 20.64%	53.94% to 54.34%

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	156	—
Units issued	86,980	157
Units redeemed	(78,437)	(1)

Units, end of year	8,699	156

Unit value, end of period $	15.95	14.55
Assets, end of period $	138,707	2,266
Investment income ratio*	5.23%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	9.61%	29.61%

(g)	Fund available in prior year but no activity.

107

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,282,480	1,151,161	534,492	451,530	225,236
Units issued	635,732	802,307	1,071,184	510,926	488,195
Units redeemed	(574,948)	(670,988)	(454,515)	(427,964)	(261,901)

Units, end of year	1,343,264	1,282,480	1,151,161	534,492	451,530

Unit value, end of period $	23.37 to 24.12	21.49 to 22.42	16.70 to 17.40	15.24 to 15.83	12.62 to 13.09
Assets, end of period $	32,163,348	28,081,796	19,488,615	8,198,182	5,780,317
Investment income ratio*	4.36%	1.77%	0.66%	1.28%	0.67%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	8.76% to 9.25%	28.68% to 29.27%	9.78% to 10.15%	20.75% to 21.12%	43.91% to 44.28%

Sub-Account
Investment Quality Bond Trust Series 0
Year Ended Dec. 31/07 (g)
Units, beginning of year	—
Units issued	28,300
Units redeemed	(6,826)

Units, end of year	21,474

Unit value, end of period $	11.15
Assets, end of period $	239,428
Investment income ratio*	13.41%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	6.23%

(g)	Fund available in prior year but no activity.

108

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	417,247	956,608	1,132,045	1,159,780	1,475,664
Units issued	101,824	255,155	240,139	645,968	984,315
Units redeemed	(154,937)	(794,516)	(415,576)	(673,703)	(1,300,199)

Units, end of year	364,134	417,247	956,608	1,132,045	1,159,780

Unit value, end of period $	22.03 to 22.66	18.33 to 21.40	17.79 to 20.67	17.50 to 20.28	16.79 to 19.39
Assets, end of period $	8,095,296	8,726,321	19,439,556	22,645,826	22,161,364
Investment income ratio*	8.92%	7.56%	5.63%	5.96%	5.40%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	5.47% to 5.88%	2.84% to 3.26%	1.55% to 1.91%	4.13% to 4.45%	6.63% to 6.89%

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	64	—
Units issued	27,296	66
Units redeemed	(23,801)	(2)

Units, end of year	3,559	64

Unit value, end of period $	12.96	12.77
Assets, end of period $	46,121	818
Investment income ratio*	0.20%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	1.53%	14.38%

(g)	Fund available in prior year but no activity.

109

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of year	2,302	289	—
Units issued	348,751	2,142	304
Units redeemed	(47,299)	(129)	(15)

Units, end of year	303,754	2,302	289

Unit value, end of period $	15.89 to 16.06	15.80 to 15.85	13.90
Assets, end of period $	4,850,940	36,373	4,019
Investment income ratio*	0.81%	0.27%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.45% to 0.65%	0.65%
Total return, lowest to highest***	0.68% to 1.09%	13.62% to 13.85%	11.22%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Large Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	251	—
Units issued	15,544	251
Units redeemed	(3,443)	—

Units, end of year	12,352	251

Unit value, end of period $	14.03	13.43
Assets, end of period $	173,316	3,364
Investment income ratio*	2.11%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	4.45%	16.03%

(g)	Fund available in prior year but no activity.

110

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Large Cap Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (k)
Units, beginning of year	217,111	174,124	74,430	83,191	—
Units issued	249,955	186,497	144,010	156,448	83,839
Units redeemed	(112,044)	(143,510)	(44,316)	(165,209)	(648)

Units, end of year	355,022	217,111	174,124	74,430	83,191

Unit value, end of period $	26.35 to 26.72	25.41 to 25.69	22.06 to 22.24	19.23 to 19.32	15.89 to 15.91
Assets, end of period $	9,458,751	5,565,112	3,866,266	1,435,901	1,322,947
Investment income ratio*	1.03%	0.45%	0.00%	1.43%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35%to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	3.70% to 4.01%	15.18% to 15.53%	14.74% to 15.08%	21.02% to 21.38%	27.11% to 27.32%

(k)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)
Units, beginning of year	534	—
Units issued	77,108	579
Units redeemed	(28,478)	(45)

Units, end of year	49,164	534

Unit value, end of period $	14.50	13.34
Assets, end of period $	712,814	7,133
Investment income ratio*	9.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	8.66%	15.48%

(d)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust. Fund available in prior year but no activity.

111

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (r)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	348,066	316,430	305,615	73,758	38,262
Units issued	197,231	121,063	63,954	350,315	46,257
Units redeemed	(82,853)	(89,427)	(53,139)	(118,458)	(10,761)

Units, end of year	462,444	348,066	316,430	305,615	73,758

Unit value, end of period $	22.65 to 23.20	16.82 to 21.44	14.65 to 18.58	13.31 to 16.86	11.53 to 14.53
Assets, end of period $	10,530,978	7,319,039	5,802,326	5,093,275	1,038,282
Investment income ratio*	9.52%	7.38%	1.79%	0.78%	0.35%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	7.84% to 8.22%	14.72% to 15.11%	9.92% to 10.25%	15.30% to 15.66%	34.04% to 34.31%

(r)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (c)
Units, beginning of year	107,849	—
Units issued	129,478	110,597
Units redeemed	(18,562)	(2,748)

Units, end of year	218,765	107,849

Unit value, end of period $	13.19	12.37
Assets, end of period $	2,884,985	1,334,204
Investment income ratio*	7.63%	0.11%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	6.60%	12.80%

(c)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust. Fund available in prior year but no activity.

112

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (s)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	693,715	934,585	914,120	805,068	549,847
Units issued	116,050	245,346	282,338	639,365	354,757
Units redeemed	(284,734)	(486,216)	(261,873)	(530,313)	(99,536)

Units, end of year	525,031	693,715	934,585	914,120	805,068

Unit value, end of period $	24.81 to 25.43	18.61 to 23.96	16.60 to 21.26	15.62 to 19.96	13.84 to 17.62
Assets, end of period $	13,079,455	16,303,510	19,581,681	18,039,138	13,798,701
Investment income ratio*	7.44%	5.76%	3.96%	2.05%	2.30%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	5.77% to 6.15%	12.01% to 12.39%	6.20% to 6.51%	12.75% to 13.09%	23.17% to 23.48%

(s)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

	Sub-Account
	Lifestyle Conservative Trust series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of year	114	—
Units issued	3,731	115
Units redeemed	(1,109)	(1)

Units, end of year	2,736	114

Unit value, end of period $	11.81	11.21
Assets, end of period $	32,325	1,287
Investment income ratio*	9.49%	1.13%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	5.35%	8.44%

(a)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.

113

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	55,589	284,921	268,947	268,987	198,190
Units issued	257,589	66,508	55,265	280,449	176,092
Units redeemed	(23,841)	(295,840)	(39,291)	(280,489)	(105,295)

Units, end of year	289,337	55,589	284,921	268,947	268,987

Unit value, end of period $	23.65 to 24.23	18.47 to 23.07	17.13 to 21.23	16.74 to 20.76	15.50 to 19.16
Assets, end of period $	6,915,236	1,239,063	5,962,323	5,504,364	5,025,582
Investment income ratio*	9.12%	6.17%	5.00%	3.76%	3.54%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.40% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	4.70% to 5.05%	7.73% to 8.11%	2.22% to 2.48%	7.88% to 8.21%	10.83% to 11.10%

(t)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)
Units, beginning of year	113,970	—
Units issued	198,908	118,278
Units redeemed	(32,961)	(4,308)

Units, end of year	279,917	113,970

Unit value, end of period $	13.76	12.79
Assets, end of period $	3,850,878	1,457,877
Investment income ratio*	7.22%	0.08%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	7.55%	13.58%

(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. Fund available in prior year but no activity.

114

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (u)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	507,106	416,491	417,608	178,824	93,184
Units issued	190,193	158,281	130,964	368,911	120,911
Units redeemed	(108,081)	(67,666)	(132,081)	(130,127)	(35,271)

Units, end of year	589,218	507,106	416,491	417,608	178,824

Unit value, end of period $	24.03 to 24.63	17.42 to 22.91	15.44 to 20.26	14.28 to 18.71	12.53 to 16.33
Assets, end of period $	14,223,964	11,424,780	8,315,803	7,721,710	2,875,199
Investment income ratio*	7.66%	5.75%	2.70%	1.39%	1.02%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	6.82% to 7.20%	12.76% to 13.11%	7.96% to 8.28%	13.85% to 14.19%	28.70% to 28.97%

(u)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)
Units, beginning of year	1,032	—
Units issued	51,669	1,056
Units redeemed	(16,355)	(24)

Units, end of year	36,346	1,032

Unit value, end of period $	12.33	11.71
Assets, end of period $	448,263	12,083
Investment income ratio*	9.18%	0.42%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	5.34%	10.49%

(y)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust. Fund available in prior year but no activity.

115

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	137,665	143,857	170,770	105,262	58,209
Units issued	135,935	158,656	66,570	170,447	136,503
Units redeemed	(170,122)	(164,848)	(93,483)	(104,939)	(89,450)

Units, end of year	103,478	137,665	143,857	170,770	105,262

Unit value, end of period $	23.99 to 24.59	18.23 to 23.42	16.60 to 21.22	16.03 to 20.45	14.51 to 18.45
Assets, end of period $	2,495,078	3,158,679	3,008,972	3,447,752	1,819,243
Investment income ratio*	6.52%	3.83%	4.03%	2.62%	2.75%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	4.61% to 4.98%	9.70% to 10.09%	3.48% to 3.79%	10.32% to 10.65%	17.06% to 17.35%

(v)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

	Sub-Account
	Managed Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	1,073	—
Units issued	1,305	14,325
Units redeemed	(1,125)	(13,252)

Units, end of year	1,253	1,073

Unit value, end of period $	57.27	56.17
Assets, end of period $	71,745	60,233
Investment income ratio*	5.37%	10.94%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	1.95%	7.48%

(g)	Fund available in prior year but no activity.

116

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	25,037	—
Units issued	85,093	25,693
Units redeemed	(39,062)	(656)

Units, end of year	71,068	25,037

Unit value, end of period $	15.02	13.97
Assets, end of period $	1,067,496	349,681
Investment income ratio*	1.69%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	7.55%	9.74%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	315,280	329,426	411,020	253,416	151,140
Units issued	1,720,087	210,019	329,260	459,051	275,299
Units redeemed	(807,521)	(224,165)	(410,854)	(301,447)	(173,023)

Units, end of year	1,227,846	315,280	329,426	411,020	253,416

Unit value, end of period $	21.80 to 22.42	20.42 to 20.92	18.74 to 19.08	16.88 to 17.09	14.67 to 14.78
Assets, end of period $	27,299,289	6,517,466	6,231,380	6,984,470	3,729,877
Investment income ratio*	1.22%	0.63%	0.76%	0.34%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	6.76% to 7.19%	8.95% to 9.39%	11.24% to 11.63%	15.08% to 15.43%	33.70% to 34.03%

117

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Mid Cap Intersection Trust Series 1
Year Ended Dec. 31/07 (w)
Units, beginning of year	—
Units issued	89
Units redeemed	—

Units, end of year	89

Unit value, end of period $	11.59
Assets, end of period $	1,036
Investment income ratio*	0.00%
Expense ratio, lowest to highest**	0.65%
Total return, lowest to highest***	(7.29%)

(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	3,497	—
Units issued	29,526	3,810
Units redeemed	(3,589)	(313)

Units, end of year	29,434	3,497

Unit value, end of period $	49.27	39.87
Assets, end of period $	1,450,200	139,406
Investment income ratio*	0.01%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	23.59%	13.66%

(g)	Fund available in prior year but no activity.

118

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	746,822	842,918	1,191,214	439,064	157,865
Units issued	268,501	429,518	832,322	1,709,693	463,180
Units redeemed	(324,869)	(525,614)	(1,180,618)	(957,543)	(181,981)

Units, end of year	690,454	746,822	842,918	1,191,214	439,064

Unit value, end of period $	21.39 to 22.00	17.44 to 18.58	15.46 to 16.45	13.62 to 14.44	11.52 to 12.20
Assets, end of period $	15,137,410	13,282,114	13,361,473	16,362,126	5,169,749
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	22.70% to 23.20%	12.75% to 13.21%	13.77% to 14.23%	18.26% to 18.68%	41.41% to 41.76%

	Sub-Account
	Mid Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	7,923	—
Units issued	32,428	8,649
Units redeemed	(11,714)	(726)

Units, end of year	28,637	7,923

Unit value, end of period $	12.76	12.67
Assets, end of period $	365,431	100,380
Investment income ratio*	1.27%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	0.72%	12.30%

(g)	Fund available in prior year but no activity.

119

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,452,791	1,656,848	753,501	445,032	376,737
Units issued	125,745	665,474	1,329,000	675,227	383,482
Units redeemed	(1,035,680)	(869,531)	(425,653)	(366,758)	(315,187)

Units, end of year	542,856	1,452,791	1,656,848	753,501	445,032

Unit value, end of period $	21.46 to 22.04	21.46 to 21.94	19.24 to 19.55	17.93 to 18.12	14.50 to 14.59
Assets, end of period $	11,820,247	31,558,117	32,162,303	13,585,575	6,473,940
Investment income ratio*	1.00%	0.69%	0.38%	0.49%	0.36%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	0.04% to 0.44%	11.55% to 12.00%	7.31% to 7.68%	23.65% to 24.03%	24.54% to 24.86%

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	43,969	—
Units issued	149,985	46,901
Units redeemed	(83,748)	(2,932)

Units, end of year	110,206	43,969

Unit value, end of period $	21.71	21.60
Assets, end of period $	2,392,619	949,770
Investment income ratio*	2.30%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	0.51%	20.34%

(g)	Fund available in prior year but no activity.

120

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	429,969	—
Units issued	2,530,991	705,113
Units redeemed	(1,617,434)	(275,144)

Units, end of year	1,343,526	429,969

Unit value, end of period $	16.90	16.12
Assets, end of period $	22,707,880	6,933,060
Investment income ratio*	4.54%	4.82%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	4.82%	4.70%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	4,383,149	2,786,033	2,174,205	2,120,159	2,245,118
Units issued	1,324,785	4,547,755	2,639,719	2,342,246	2,995,349
Units redeemed	(1,682,410)	(2,950,639)	(2,027,891)	(2,288,200)	(3,120,308)

Units, end of year	4,025,524	4,383,149	2,786,033	2,174,205	2,120,159

Unit value, end of period $	20.80 to 21.46	14.58 to 20.58	14.04 to 19.65	13.75 to 19.21	13.71 to 19.09
Assets, end of period $	83,833,691	86,696,310	52,697,960	40,361,843	38,888,983
Investment income ratio*	4.46%	4.40%	2.66%	0.81%	0.58%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	3.83% to 4.30%	3.70% to 4.17%	1.95% to 2.31%	0.15% to 0.46%	(0.07%) to 0.17%

121

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	228	—
Units issued	44,794	236
Units redeemed	(10,834)	(8)

Units, end of year	34,188	228

Unit value, end of period $	23.82	16.92
Assets, end of period $	814,432	3,857
Investment income ratio*	1.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	40.81%	22.32%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (k)
Units, beginning of year	176,488	161,459	88,358	62,308	—
Units issued	145,660	253,308	197,987	108,859	66,429
Units redeemed	(67,206)	(238,279)	(124,886)	(82,809)	(4,121)

Units, end of year	254,942	176,488	161,459	88,358	62,308

Unit value, end of period $	54.82 to 55.72	39.22 to 39.65	32.28 to 32.54	22.14 to 22.24	17.92 to 17.95
Assets, end of period $	14,108,807	6,971,550	5,420,454	1,963,833	1,117,564
Investment income ratio*	1.07%	0.50%	0.00%	0.07%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	39.76% to 40.25%	21.50% to 21.87%	45.82% to 46.26%	23.51% to 23.88%	43.39% to 43.63%

(k)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

122

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Overseas Equity Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	65,482	—
Units issued	168,518	66,602
Units redeemed	(96,386)	(1,120)

Units, end of year	137,614	65,482

Unit value, end of period $	21.43	19.04
Assets, end of period $	2,948,953	1,246,990
Investment income ratio*	2.47%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	12.53%	19.76%

(g) Fund available in prior year but no activity.

	Sub-Account
	Pacific Rim Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	141	—
Units issued	36,865	146
Units redeemed	(11,039)	(5)

Units, end of year	25,967	141

Unit value, end of period $	15.40	14.10
Assets, end of period $	399,811	1,981
Investment income ratio*	2.47%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	9.19%	11.22%

(g)	Fund available in prior year but no activity.

123

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Pacific Rim Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	677,202	562,685	592,545	487,239	500,442
Units issued	233,026	604,396	242,075	502,648	494,143
Units redeemed	(378,570)	(489,879)	(271,935)	(397,342)	(507,346)

Units, end of year	531,658	677,202	562,685	592,545	487,239

Unit value, end of period $	14.58 to 14.99	13.46 to 16.58	12.20 to 15.01	9.79 to 9.91	8.43 to 10.32
Assets, end of period $	7,900,944	9,231,358	6,929,233	5,836,323	4,250,322
Investment income ratio*	1.81%	0.90%	0.86%	0.65%	0.19%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	8.37% to 8.81%	10.27% to 10.71%	24.89% to 25.32%	16.14% to 16.50%	39.81% to 40.16%

	Sub-Account
	Quantitative All Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	154	—
Units issued	3,223	160
Units redeemed	(434)	(6)

Units, end of year	2,943	154

Unit value, end of period $	13.73	13.22
Assets, end of period $	40,413	2,045
Investment income ratio*	1.57%	3.01%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	3.82%	15.24%

(g)	Fund available in prior year but no activity.

124

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Quantitative All Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (b)
Units, beginning of year	50	1,712	164	—
Units issued	13,530	34,598	3,081	1,784
Units redeemed	(13,527)	(36,260)	(1,533)	(1,620)

Units, end of year	53	50	1,712	164

Unit value, end of period $	22.51 to 22.72	21.84 to 21.99	19.08 to 19.18	17.69 to 17.75
Assets, end of period $	1,200	1,093	32,673	2,916
Investment income ratio*	0.31%	0.01%	3.08%	1.30%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	3.11% to 3.31%	14.42% to 14.65%	7.88% to 8.10%	14.16% to 14.39%

(b)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

	Sub-Account
	Quantitative Mid Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	70	—
Units issued	8,020	73
Units redeemed	(2,253)	(3)

Units, end of year	5,837	70

Unit value, end of period $	11.96	12.17
Assets, end of period $	69,797	860
Investment income ratio*	0.71%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(1.73%)	4.10%

(g)	Fund available in prior year but no activity.

125

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Quantitative Mid Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	32,171	34,103	31,203	14,437	1,039
Units issued	5,908	30,835	9,698	41,021	27,939
Units redeemed	(35,052)	(32,767)	(6,798)	(24,255)	(14,541)

Units, end of year	3,027	32,171	34,103	31,203	14,437

Unit value, end of period $	14.33 to 14.67	14.73 to 15.02	14.24 to 14.44	12.62 to 12.71	10.74 to 10.80
Assets, end of period $	43,898	474,909	487,068	394,385	155,204
Investment income ratio*	0.13%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(2.72%) to (2.36%)	3.41% to 3.78%	12.89% to 13.23%	17.44% to 17.67%	37.65% to 37.92%

	Sub-Account
	Quantitative Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	124	—
Units issued	5,310	129
Units redeemed	(1,823)	(5)

Units, end of year	3,611	124

Unit value, end of period $	12.91	13.61
Assets, end of period $	46,602	1,687
Investment income ratio*	3.20%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(5.17%)	21.36%

(g)	Fund available in prior year but no activity.

126

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Quantitative Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of year	1,038	—	—
Units issued	56,475	14,129	1,072
Units redeemed	(27,699)	(13,091)	(1,072)

Units, end of year	29,814	1,038	—

Unit value, end of period $	17.97 to 18.17	19.08 to 19.18	15.85
Assets, end of period $	539,099	19,810	—
Investment income ratio*	2.27%	0.22%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.45% to 0.65%	0.65%
Total return, lowest to highest***	(5.81%) to (5.53%)	20.38% to 20.63%	8.48%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	61,253	—
Units issued	41,795	71,898
Units redeemed	(41,404)	(10,645)

Units, end of year	61,644	61,253

Unit value, end of period $	80.44	95.27
Assets, end of period $	4,958,485	5,835,277
Investment income ratio*	2.87%	2.02%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(15.56%)	38.17%

(g)	Fund available in prior year but no activity.

127

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	366,108	472,983	511,509	445,289	572,990
Units issued	91,471	79,184	132,415	359,425	190,483
Units redeemed	(173,642)	(186,059)	(170,941)	(293,205)	(318,184)

Units, end of year	283,937	366,108	472,983	511,509	445,289

Unit value, end of period $	96.01 to 98.74	45.30 to 117.35	32.99 to 85.23	29.65 to 76.43	22.58 to 57.88
Assets, end of period $	27,305,782	41,904,090	39,627,992	38,437,806	24,344,448
Investment income ratio*	2.57%	1.78%	1.96%	2.36%	2.98%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(16.20%) to (15.86%)	37.14% to 37.69%	11.07% to 11.52%	31.18% to 31.64%	38.24% to 38.59%

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	9,519	—
Units issued	8,989	9,712
Units redeemed	(4,166)	(193)

Units, end of year	14,342	9,519

Unit value, end of period $	11.14	10.01
Assets, end of period $	159,791	95,237
Investment income ratio*	7.43%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	11.36%	0.43%

(g)	Fund available in prior year but no activity.

128

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (k)
Units, beginning of year	175,568	116,509	111,729	5,873	—
Units issued	230,718	103,018	85,239	262,524	133,583
Units redeemed	(55,796)	(43,959)	(80,459)	(156,668)	(127,710)

Units, end of year	350,490	175,568	116,509	111,729	5,873

Unit value, end of period $	15.72 to 15.95	14.22 to 14.38	14.25 to 14.37	14.14 to 14.22	13.05 to 13.07
Assets, end of period $	5,575,602	2,514,498	1,669,468	1,584,831	76,663
Investment income ratio*	7.51%	2.37%	0.00%	0.49%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	10.58% to 10.94%	(0.27%) to 0.05%	0.78% to 1.09%	8.35% to 8.69%	4.43% to 4.57%

(k)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	83	—
Units issued	44,540	86
Units redeemed	(13,257)	(3)

Units, end of year	31,366	83

Unit value, end of period $	14.24	11.90
Assets, end of period $	446,630	986
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	19.62%	5.60%

(g)	Fund available in prior year but no activity.

129

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,326,101	1,728,120	2,513,425	2,816,080	2,889,535
Units issued	686,435	490,113	687,432	2,720,294	2,001,149
Units redeemed	(1,155,368)	(892,132)	(1,472,737)	(3,022,949)	(2,074,604)

Units, end of year	857,168	1,326,101	1,728,120	2,513,425	2,816,080

Unit value, end of period $	16.76 to 17.24	05.41 to 14.46	5.16 to 13.74	5.08 to 13.50	5.06 to 13.38
Assets, end of period $	12,527,168	16,624,064	20,287,236	30,223,103	26,154,570
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	18.72% to 19.21%	4.79% to 5.21%	1.37% to 1.78%	0.22% to 0.58%	49.43% to 49.79%

	Sub-Account
	Short-Term Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	1,338	—
Units issued	5,337	42,917
Units redeemed	(936)	(41,579)

Units, end of year	5,739	1,338

Unit value, end of period $	19.05	18.45
Assets, end of period $	109,311	24,683
Investment income ratio*	13.46%	35.06%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	3.25%	4.55%

(g)	Fund available in prior year but no activity.

130

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	107,112	—
Units issued	178,101	112,610
Units redeemed	(110,291)	(5,498)

Units, end of year	174,922	107,112

Unit value, end of period $	19.59	17.19
Assets, end of period $	3,426,541	1,840,852
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	13.98%	13.47%

(g) Fund available in prior year but no activity.

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	11,525	—
Units issued	25,127	35,074
Units redeemed	(10,835)	(23,549)

Units, end of year	25,817	11,525

Unit value, end of period $	15.16	15.48
Assets, end of period $	391,430	178,426
Investment income ratio*	2.00%	2.39%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(2.06%)	17.64%

(g)	Fund available in prior year but no activity.

131

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	668,353	728,419	453,968	162,048	226,973
Units issued	81,643	167,253	454,316	586,135	280,118
Units redeemed	(410,685)	(227,319)	(179,865)	(294,215)	(345,043)

Units, end of year	339,311	668,353	728,419	453,968	162,048

Unit value, end of period $	18.08 to 18.59	18.61 to 19.06	15.94 to 16.25	15.48 to 15.66	13.28 to 13.38
Assets, end of period $	6,241,315	12,623,575	11,739,024	7,067,046	2,159,093
Investment income ratio*	1.61%	0.49%	0.53%	0.34%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(2.85%) to (2.46%)	16.79% to 17.26%	3.16% to 3.58%	16.56% to 16.92%	44.85% to 45.20%

Sub-Account
Small Cap Opportunities Trust Series 0
Year Ended Dec. 31/07 (g)
Units, beginning of year	—
Units issued	5,199
Units redeemed	(1,645)

Units, end of year	3,554

Unit value, end of period $	11.87
Assets, end of period $	42,196
Investment income ratio*	2.68%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	(7.60%)

(g)	Fund available in prior year but no activity.

132

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (k)
Units, beginning of year	282,521	256,511	74,332	28,153	—
Units issued	64,717	171,059	314,871	98,813	32,131
Units redeemed	(209,295)	(145,049)	(132,692)	(52,634)	(3,978)

Units, end of year	137,943	282,521	256,511	74,332	28,153

Unit value, end of period $	23.42 to 23.86	25.54 to 25.92	23.28 to 23.53	21.77 to 21.88	17.43 to 17.45
Assets, end of period $	3,272,245	7,281,857	6,011,042	1,625,557	491,037
Investment income ratio*	1.75%	0.68%	0.00%	0.03%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(8.31%) to (7.94%)	9.68% to 10.12%	7.02% to 7.45%	24.96% to 25.34%	39.40% to 39.64%

(k)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

	Sub-Account
	Small Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	—	—
Units issued	2,123	5,610
Units redeemed	(721)	(5,610)

Units, end of year	1,402	—

Unit value, end of period $	12.39	12.32
Assets, end of period $	17,384	—
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	0.57%	7.62%

(g)	Fund available in prior year but no activity.

133

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of year	2,996	1,196	—
Units issued	8,887	4,121	1,696
Units redeemed	(4,660)	(2,321)	(500)

Units, end of year	7,223	2,996	1,196

Unit value, end of period $	15.22 to 15.30	15.22 to 15.27	14.24 to 14.26
Assets, end of period $	109,996	45,604	17,031
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(0.01%) to 0.19%	6.86% to 7.08%	13.92% to 14.06%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	124,341	—
Units issued	15,444	143,375
Units redeemed	(37,776)	(19,034)

Units, end of year	102,009	124,341

Unit value, end of period $	34.40	35.44
Assets, end of period $	3,509,437	4,406,358
Investment income ratio*	0.97%	0.13%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(2.92%)	19.32%

(g)	Fund available in prior year but no activity.

134

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Small Cap Value Trust Series 1
Year Ended Dec. 31/07 (cc)
Units, beginning of year	—
Units issued	31,908
Units redeemed	(31,161)

Units, end of year	747

Unit value, end of period $	12.26 to 12.39
Assets, end of period $	9,201
Investment income ratio*	0.02%
Expense ratio, lowest to highest**	0.45% to 0.65%
Total return, lowest to highest***	(1.88%) to (0.88%)

(cc)	Reflects the period from commencement of operations on November 12, 2007 through December 31, 2007.

	Sub-Account
	Small Company Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of year	77,847	2,740	—
Units issued	9,939	90,180	10,254
Units redeemed	(9,513)	(15,073)	(7,514)

Units, end of year	78,273	77,847	2,740

Unit value, end of period $	15.60 to 15.77	16.80 to 16.93	16.01 to 16.06
Assets, end of period $	1,234,056	1,317,577	43,967
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(7.15%) to (6.86%)	4.92% to 5.23%	5.63% to 5.84%

(g)	Fund available in prior year but no activity.

135

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	5,566	—
Units issued	60,594	6,551
Units redeemed	(15,705)	(985)

Units, end of year	50,455	5,566

Unit value, end of period $	13.25	13.41
Assets, end of period $	668,711	74,625
Investment income ratio*	0.17%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(1.14%)	15.50%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,197,374	1,534,174	1,525,817	1,151,115	1,194,763
Units issued	494,264	813,580	766,171	1,166,644	1,030,795
Units redeemed	(794,778)	(1,150,380)	(757,814)	(791,942)	(1,074,443)

Units, end of year	896,860	1,197,374	1,534,174	1,525,817	1,151,115

Unit value, end of period $	18.69 to 19.29	19.05 to 28.45	16.62 to 24.78	15.67 to 23.28	12.60 to 18.70
Assets, end of period $	17,636,851	23,687,841	26,095,828	24,396,927	15,104,792
Investment income ratio*	0.15%	0.07%	0.27%	0.15%	0.44%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(1.89%) to (1.44%)	14.62% to 15.13%	6.29% to 6.66%	24.38% to 24.76%	32.81% to 33.12%

136

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Special Value Trust Series 0
Year Ended Dec. 31/07 (q)
Units, beginning of year	—
Units issued	16
Units redeemed	(16)

Units, end of year	—

Unit value, end of period $	12.41
Assets, end of period $	—
Investment income ratio*	4.02%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	(0.22%)

(q)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.

	Sub-Account
	Special Value Trust Series 1
	Year Ended Dec. 31/07 (q)	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (k)
Units, beginning of year	16,931	15,605	11,949	10,527	—
Units issued	5,798	12,637	5,903	3,178	20,755
Units redeemed	(22,729)	(11,311)	(2,247)	(1,756)	(10,228)

Units, end of year	—	16,931	15,605	11,949	10,527

Unit value, end of period $	21.55 to 21.84	21.73 to 21.97	19.74 to 19.84	18.81 to 18.87	15.77
Assets, end of period $	—	370,598	309,231	225,420	166,036
Investment income ratio*	2.46%	0.03%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45%
Total return, lowest to highest***	(0.86%) to (0.61%)	10.12% to 10.45%	4.92% to 5.13%	19.40% to 19.65%	26.18%

(q)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.
(k)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

137

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Strategic Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	—	—
Units issued	18,075	60
Units redeemed	(5,146)	(60)

Units, end of year	12,929	—

Unit value, end of period $	10.99	10.99
Assets, end of period $	142,120	—
Investment income ratio*	10.56%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	0.02%	7.05%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	249,209	253,221	238,775	169,132	221,458
Units issued	109,181	138,457	176,347	290,490	397,326
Units redeemed	(156,628)	(142,469)	(161,901)	(220,847)	(449,652)

Units, end of year	201,762	249,209	253,221	238,775	169,132

Unit value, end of period $	21.60 to 22.22	19.92 to 22.32	18.71 to 20.86	18.32 to 20.38	17.27 to 19.15
Assets, end of period $	4,397,774	5,459,524	5,217,823	4,821,612	3,179,959
Investment income ratio*	9.23%	6.48%	2.48%	3.88%	6.69%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(0.85%) to (0.45%)	6.31% to 6.73%	1.98% to 2.34%	5.98% to 6.29%	12.38% to 12.66%

138

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Strategic Income Trust Series 0
Year Ended Dec. 31/07 (g)
Units, beginning of year	—
Units issued	1,481
Units redeemed	(233)

Units, end of year	1,248

Unit value, end of period $	11.33
Assets, end of period $	14,141
Investment income ratio*	2.57%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	5.85%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Income Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (b)
Units, beginning of year	35,928	78,004	2,225	—
Units issued	20,922	37,952	90,668	2,246
Units redeemed	(40,457)	(80,028)	(14,889)	(21)

Units, end of year	16,393	35,928	78,004	2,225

Unit value, end of period $	14.97 to 15.14	14.24 to 14.35	13.78 to 13.82	13.56 to 13.57
Assets, end of period $	245,858	512,297	1,075,257	30,167
Investment income ratio*	1.70%	2.03%	12.20%	6.19%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35%to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	5.16% to 5.51%	3.31% to 3.62%	1.64% to 1.81%	8.46% to 8.60%

(b)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

139

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Strategic Opportunities Trust Series 0
	Year Ended Dec. 31/07 (p)	Year Ended Dec. 31/06 (g)
Units, beginning of year	8	—
Units issued	12,775	8
Units redeemed	(12,783)	—

Units, end of year	—	8

Unit value, end of period $	14.31	13.40
Assets, end of period $	—	106
Investment income ratio*	4.17%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	6.76%	12.25%

(p)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Opportunities Trust Series 1
	Year Ended Dec. 31/07 (p)	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	341,864	389,613	396,663	588,318	895,938
Units issued	44,491	164,694	146,665	299,516	493,480
Units redeemed	(386,355)	(212,443)	(153,715)	(491,171)	(801,100)

Units, end of year	—	341,864	389,613	396,663	588,318

Unit value, end of period $	15.85 to 16.26	11.16 to 15.24	10.01 to 13.59	9.17 to 12.43	8.21 to 11.09
Assets, end of period $	—	4,938,858	5,106,599	4,732,242	5,962,880
Investment income ratio*	0.78%	0.01%	0.40%	0.09%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	6.54% to 6.68%	11.38% to 11.83%	8.96%to 9.34%	11.58% to 11.93%	25.03% to 25.34%

(p)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.

140

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06 (g)
Units, beginning of year	103,058	—
Units issued	171,563	107,642
Units redeemed	(118,467)	(4,584)

Units, end of year	156,154	103,058

Unit value, end of period $	17.03	15.89
Assets, end of period $	2,658,477	1,637,785
Investment income ratio*	11.03%	2.44%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	7.13%	4.07%

(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	34,283	—
Units issued	55,834	36,837
Units redeemed	(17,824)	(2,554)

Units, end of year	72,293	34,283

Unit value, end of period $	12.37	11.39
Assets, end of period $	894,516	390,568
Investment income ratio*	9.04%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	8.61%	3.67%

(g)	Fund available in prior year but no activity.

141

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,570,478	2,385,781	2,833,935	2,319,152	2,315,832
Units issued	1,105,189	879,060	1,121,316	2,668,560	1,537,006
Units redeemed	(930,662)	(1,694,363)	(1,569,470)	(2,153,777)	(1,533,686)

Units, end of year	1,745,005	1,570,478	2,385,781	2,833,935	2,319,152

Unit value, end of period $	19.46 to 20.09	18.06 to 18.56	17.56 to 17.92	17.28 to 17.53	16.57 to 16.70
Assets, end of period $	34,656,094	28,840,343	42,371,818	49,394,073	38,643,292
Investment income ratio*	7.86%	3.62%	2.49%	3.71%	2.77%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.30% to 0.70%	0.30% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	7.73% to 8.23%	2.89% to 3.34%	1.76% to 2.17%	4.28% to 4.65%	4.32% to 4.60%

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	37	—
Units issued	8,318	37
Units redeemed	(1,433)	—

Units, end of year	6,922	37

Unit value, end of period $	48.65	46.25
Assets, end of period $	336,768	1,715
Investment income ratio*	3.08%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	5.19%	15.33%

(g)	Fund available in prior year but no activity.

142

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	212,749	323,999	230,903	371,604	181,207
Units issued	144,535	144,172	313,142	405,051	467,766
Units redeemed	(96,286)	(255,422)	(220,046)	(545,752)	(277,369)

Units, end of year	260,998	212,749	323,999	230,903	371,604

Unit value, end of period $	13.90 to 14.29	13.31 to 13.63	11.62 to 11.83	11.10 to 11.23	9.99 to 10.07
Assets, end of period $	3,702,220	2,867,841	3,807,527	2,572,128	3,719,559
Investment income ratio*	2.17%	1.02%	0.99%	0.73%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	4.44% to 4.86%	14.49% to 14.95%	4.96% to 5.32%	11.02% to 11.35%	29.69% to 30.02%

Sub-Account
U.S. Core Trust Series 0
Year Ended Dec. 31/07 (g)
Units, beginning of year	—
Units issued	77,819
Units redeemed	(13,038)

Units, end of year	64,781

Unit value, end of period $	11.64
Assets, end of period $	754,280
Investment income ratio*	3.58%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	1.31%

(g)	Fund available in prior year but no activity.

143

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Core Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	827,753	853,493	899,801	1,151,229	1,592,866
Units issued	131,686	237,418	549,300	471,319	695,451
Units redeemed	(560,542)	(263,158)	(595,608)	(722,747)	(1,137,088)

Units, end of year	398,897	827,753	853,493	899,801	1,151,229

Unit value, end of period $	20.58 to 21.16	11.57 to 20.96	10.66 to 19.25	10.50 to 18.89	9.89 to 17.73
Assets, end of period $	7,579,823	16,484,485	15,776,383	16,191,548	18,310,286
Investment income ratio*	2.13%	1.19%	1.38%	0.85%	1.02%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	0.56% to 0.97%	8.42% to 8.84%	1.32% to 1.72%	6.08% to 6.39%	25.77% to 26.09%

(o)	Fund renamed on May 1, 2006. Previously known as Growth & Income Trust.

Sub-Account
U.S. Global Leaders Growth Trust Series 0
Year Ended Dec. 31/07 (g)
Units, beginning of year	—
Units issued	429
Units redeemed	(320)

Units, end of year	109

Unit value, end of period $	11.51
Assets, end of period $	1,257
Investment income ratio*	1.92%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	3.72%

(g)	Fund available in prior year but no activity.

144

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Global Leaders Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of year	51,406	83,180	—
Units issued	24,267	25,598	104,006
Units redeemed	(28,530)	(57,372)	(20,826)

Units, end of year	47,143	51,406	83,180

Unit value, end of period $	13.75 to 13.90	13.35 to 13.46	13.20 to 13.27
Assets, end of period $	652,965	690,161	1,100,951
Investment income ratio*	1.48%	0.00%	0.24%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	2.96% to 3.26%	1.14% to 1.45%	0.22% to 0.52%

(g)	Fund available in prior year but no activity.

	Sub-Account
	U.S. Government Securities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	30	—
Units issued	13,928	31
Units redeemed	(6,132)	(1)

Units, end of year	7,826	30

Unit value, end of period $	12.64	12.24
Assets, end of period $	98,886	370
Investment income ratio*	8.95%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	3.25%	4.39%

(g)	Fund available in prior year but no activity.

145

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Government Securities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	690,780	649,545	541,692	595,722	1,081,467
Units issued	356,594	578,659	404,113	625,354	950,497
Units redeemed	(476,101)	(537,424)	(296,260)	(679,384)	(1,436,242)

Units, end of year	571,273	690,780	649,545	541,692	595,722

Unit value, end of period $	16.12 to 16.64	15.74 to 16.94	15.18 to 16.32	15.08 to 16.15	14.76 to 15.78
Assets, end of period $	9,452,949	11,102,160	9,984,112	8,245,778	8,887,862
Investment income ratio*	8.20%	5.48%	1.72%	1.95%	4.00%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	2.43% to 2.89%	3.66% to 4.13%	0.87% to 1.24%	2.21% to 2.54%	1.07% to 1.32%

	Sub-Account
	U.S. High Yield Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	400	—
Units issued	929	414
Units redeemed	(196)	(14)

Units, end of year	1,133	400

Unit value, end of period $	11.76	11.42
Assets, end of period $	13,322	4,564
Investment income ratio*	12.03%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	3.00%	9.60%

(g)	Fund available in prior year but no activity.

146

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. High Yield Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	197	—
Units issued	39,504	201
Units redeemed	(21,322)	(4)

Units, end of year	18,379	197

Unit value, end of period $	14.42 to 14.54	14.11
Assets, end of period $	265,248	2,781
Investment income ratio*	10.24%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.65%
Total return, lowest to highest***	2.19% to 2.52%	8.89%

(g) Fund available in prior year but no activity.

	Sub-Account
	U.S. Large Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	—	—
Units issued	19,992	8,184
Units redeemed	(10,437)	(8,184)

Units, end of year	9,555	—

Unit value, end of period $	12.37	12.41
Assets, end of period $	118,228	—
Investment income ratio*	1.35%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(0.26%)	10.68%

(g)	Fund available in prior year but no activity.

147

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Large Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,435,047	1,555,399	1,640,031	284,605	268,376
Units issued	313,621	270,247	430,513	1,930,714	230,093
Units redeemed	(440,194)	(390,599)	(515,145)	(575,288)	(213,864)

Units, end of year	1,308,474	1,435,047	1,555,399	1,640,031	284,605

Unit value, end of period $	15.86 to 16.36	16.02 to 16.46	14.58 to 14.84	13.91 to 14.07	12.79 to 12.89
Assets, end of period $	20,972,000	23,164,531	22,779,517	22,836,763	3,646,301
Investment income ratio*	1.09%	0.57%	0.43%	0.09%	0.39%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(1.04%) to (0.60%)	9.88% to 10.38%	5.08% to 5.45%	8.68% to 9.01%	36.17% to 36.52%

	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	149	—
Units issued	23,920	155
Units redeemed	(6,142)	(6)

Units, end of year	17,927	149

Unit value, end of period $	19.33	15.17
Assets, end of period $	346,525	2,261
Investment income ratio*	2.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	27.43%	31.06%

(g)	Fund available in prior year but no activity.

148

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	131,267	154,810	40,217	12,829	4,043
Units issued	139,373	77,515	154,202	57,841	34,544
Units redeemed	(45,396)	(101,058)	(39,609)	(30,453)	(25,758)

Units, end of year	225,244	131,267	154,810	40,217	12,829

Unit value, end of period $	23.22 to 23.70	18.35 to 18.66	14.10 to 14.30	12.15 to 12.26	9.45 to 9.50
Assets, end of period $	5,302,683	2,433,871	2,200,446	489,462	121,451
Investment income ratio*	2.12%	2.31%	0.39%	0.54%	0.56%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.40% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	26.57% to 26.95%	30.15% to 30.55%	16.07% to 16.41%	28.57% to 28.91%	33.64% to 33.93%

Sub-Account
Value Trust Series 0
Year Ended Dec. 31/07 (g)
Units, beginning of year	—
Units issued	43,166
Units redeemed	(8,956)

Units, end of year	34,210

Unit value, end of period $	15.05
Assets, end of period $	514,782
Investment income ratio*	2.92%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	8.26%

(g)	Fund available in prior year but no activity.

149

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	297,227	422,144	1,080,759	720,769	715,767
Units issued	322,269	199,825	208,115	1,280,008	639,080
Units redeemed	(223,711)	(324,742)	(866,730)	(920,018)	(634,078)

Units, end of year	395,785	297,227	422,144	1,080,759	720,769

Unit value, end of period $	30.09 to 30.95	25.21 to 28.68	20.94 to 23.77	18.71 to 21.18	16.33 to 18.39
Assets, end of period $	12,100,633	8,411,802	9,906,015	22,720,877	12,699,749
Investment income ratio*	1.37%	0.42%	0.55%	0.53%	1.23%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	7.46% to 7.89%	20.20% to 20.68%	11.78% to 12.22%	14.43% to 14.83%	37.86% to 38.20%

150

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The Account is a funding vehicle for a number of variable universal life insurance products which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The preceding table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each sub-account that had units outstanding during the period were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum mortality and expense risk charge offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in Notes 3 and 4.

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trusts except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trusts is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.

(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

151

Prospectus dated April 28, 2008

John Hancock Life Insurance Company (U.S.A.)

Separate Account N

Corporate VUL

A Flexible Premium Variable Life Insurance Policy

500 Index	Fundamental Value	Mid Cap Value
500 Index B	Global	Money Market
Active Bond	Global Allocation	Natural Resources
All Cap Core	Global Bond	Optimized All Cap
All Cap Growth	Global Real Estate	Optimized Value
All Cap Value	Health Sciences	Pacific Rim
American Asset Allocation	High Yield	PIMCO VIT All Asset
American Blue Chip Income and Growth	Income & Value	Real Estate Securities
American Bond	Index Allocation	Real Return Bond
American Growth	International Core	Science & Technology
American Growth-Income	International Equity Index A	Small Cap
American International	International Opportunities	Small Cap Index
Blue Chip Growth	International Small Cap	Small Cap Opportunities
Capital Appreciation	International Value	Small Cap Value
Capital Appreciation Value	Investment Quality Bond	Small Company Value
Classic Value	Large Cap	Strategic Bond
Core Allocation Plus	Large Cap Value	Strategic Income
Core Bond	Lifestyle Aggressive	Total Return
Core Equity	Lifestyle Balanced	Total Stock Market Index
Disciplined Diversification	Lifestyle Conservative	U.S. Core
Emerging Growth	Lifestyle Growth	U.S. Government Securities
Emerging Small Company	Lifestyle Moderate	U.S. High Yield Bond
Equity-Income	Mid Cap Index	U.S. Large Cap
Financial Services	Mid Cap Intersection	Utilities
Franklin Templeton Founding Allocation	Mid Cap Stock	Value

* * * * * * * * * * * *

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CVUL04 4/2008

2

The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.

3

SUMMARY OF BENEFITS AND RISKS

Benefits

Some of the benefits of purchasing the policy are described below.

Death Benefit Protection:  This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the insured person. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

Access to Your Policy Values:  Your variable life insurance policy offers access to your Policy Value through policy loans, policy surrender and partial withdrawal. There are limitations on partial withdrawals. See “Policy Surrender and Partial Withdrawals” for further information. Policy loans permanently affect the Policy Value, and may also result in adverse tax consequences.

Tax Deferred Accumulation:  Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy does not generate a taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.

Investment Options:  In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.

Flexibility:  The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

Risks

Some of the risks of purchasing the policy are described below.

Fluctuating Investment Performance:  Policy Values invested in a sub-account are not guaranteed. Policy Values will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the portfolio prospectuses. You should review the prospectuses carefully before allocating Policy Values to any sub-accounts.

Unsuitable for Short-Term Investment:  The policy is intended for long-term financial planning, and is unsuitable for short-term goals. The policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse:  Sufficient premiums must be paid to keep the policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Withdrawals reduce your Policy Value and increase the risk of lapse.

Decreasing Death Benefit:  Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.

Adverse Consequences of Early Surrender:  Depending on the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered. In addition, there are adverse consequences associated with partial withdrawals including potential policy lapse and adverse tax consequences. There may also be adverse consequences associated with full surrender of the policy.

Adverse Tax Consequences:  You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

4

FEE TABLES

The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Charge	Upon receipt of premium	2.5% of each premium paid
Sales Charge	Upon receipt of premium	13% (Coverage Year 1)[1]
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Dollar Cost Averaging	Upon transfer	Guaranteed	$5.00
		Current	$0.00
Asset Allocation Balancer	Upon transfer	Guaranteed	$15.00
		Current	$0.00
1	The sales charge declines in subsequent Coverage Years as noted below:

Coverage Year	Percentage	Coverage Year	Percentage
1	13.00%	4	2.50%
2	6.25%	5	0.50%
3	3.50%	6	0.50%
		7+	0.00%

5

The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the policy. These fees and expenses do not include fees and expenses of the portfolios, which are the underlying variable investment options for your policy.

Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[1]	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per month per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 45 year old non-smoking male) (rating classification is for short form underwriting)	The cost of insurance rate is $0.08 per month per $1,000 of the net amount at risk.
Cost of Insurance –Optional FTIO Rider (Flexible Term Insurance Option)[1]	Monthly	Minimum and Maximum Charges	The possible range of the cost of insurance is from $0.00 to $83.33 per month per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 45 year old non-smoking male) rating classification is for short form underwriting)	The cost of insurance rate is $0.38 per month per $1,000 of the net amount at risk.

Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Mortality and Expense Risk Charge	Monthly	0.50% annually[2]
Administration Charge	Monthly	$12 per Policy Month
Loan Interest Rate (Net)	Annually	0.75%[3]
1	The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. A policy owner may obtain additional information regarding cost of insurance charge by contacting the Company. The election (or failure to elect) the optional FTIO rider will impact the total cost of insurance charges.

2	Currently the Company is charging the following rates:

Policy Years	Annual Rate
1-10	0.45%
11+	0.25%
3	The Loan Interest Rate (Net) is equal to the rate of interest charged on the policy loan less the interest credited to the Loan Account. Currently this rate is 0.75% for Policy Years 1-10 and 0.25% for Policy Years 11 and higher. The maximum loan rate is 4%.

The next table describes the minimum and maximum annual operating expenses of the portfolios that you will pay during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios, as a percentage of the portfolio’s average net assets for 2007. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for the portfolio.

6

Annual Operating Expense of the Portfolios (Expenses that are Deducted from Portfolio Assets)
	Minimum	Maximum
Expenses that are deducted from the portfolio assets, including advisory fees, Rule 12b-1 fees and other expenses	0.49%	1.57%

The next table describes the fees and expenses for each of the portfolios. Except as indicated in the footnotes at the end of the table, the expenses are expressed as a percentage of the portfolio’s average net assets for the fiscal year ending December 31, 2007. Except for the 500 Index B portfolio, all of the portfolios shown in the table are Series 1 shares that are subject to Rule 12b-1 fees. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for the portfolio.

Portfolio Annual Expenses

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Fund Operating Expenses
500 Index[3,14]	0.46%	0.05%	0.03%	0.00%	0.54%	0.00%	0.54%
500 Index B2	0.46%	0.00%	0.03%	0.00%	0.49%	0.24%	0.25%
Active Bond[3]	0.60%	0.05%	0.03%	0.00%	0.68%	0.00%	0.68%
All Cap Core[3]	0.77%	0.05%	0.04%	0.00%	0.86%	0.00%	0.86%
All Cap Growth[3]	0.85%	0.05%	0.05%	0.00%	0.95%	0.00%	0.95%
All Cap Value[3]	0.83%	0.05%	0.07%	0.00%	0.95%	0.00%	0.95%
American Asset Allocation[4,5,6]	0.31%	0.60%	0.05%	0.00%	0.96%	0.01%	0.95%
American Blue Chip Income and Growth[4]	0.41%	0.60%	0.04%	0.00%	1.05%	0.00%	1.05%
American Bond[4,5]	0.40%	0.60%	0.03%	0.00%	1.03%	0.00%	1.03%
American Growth[4]	0.32%	0.60%	0.03%	0.00%	0.95%	0.00%	0.95%
American Growth-Income[4]	0.26%	0.60%	0.03%	0.00%	0.89%	0.00%	0.89%
American International[4]	0.49%	0.60%	0.05%	0.00%	1.14%	0.00%	1.14%
Blue Chip Growth[3,7]	0.81%	0.05%	0.02%	0.00%	0.88%	0.00%	0.88%
Capital Appreciation[3]	0.73%	0.05%	0.04%	0.00%	0.82%	0.00%	0.82%
Capital Appreciation Value[3,6]	0.85%	0.05%	0.11%	0.00%	1.01%	0.00%	1.01%
Classic Value[3]	0.80%	0.05%	0.07%	0.00%	0.92%	0.00%	0.92%
Core Allocation Plus[3,6]	0.92%	0.05%	0.14%	0.00%	1.11%	0.00%	1.11%
Core Bond[3]	0.64%	0.05%	0.11%	0.00%	0.80%	0.01%	0.79%
Core Equity[3]	0.77%	0.05%	0.04%	0.00%	0.86%	0.00%	0.86%
Disciplined Diversification[3,6,8]	0.80%	0.05%	0.14%	0.00%	0.99%	0.24%	0.75%
Emerging Growth[3]	0.80%	0.05%	0.17%	0.00%	1.02%	0.00%	1.02%
Emerging Small Company[3]	0.97%	0.05%	0.05%	0.00%	1.07%	0.00%	1.07%
Equity-Income[3,7]	0.81%	0.05%	0.03%	0.00%	0.89%	0.00%	0.89%
Financial Services[3]	0.81%	0.05%	0.05%	0.00%	0.91%	0.00%	0.91%
Franklin Templeton Founding Allocation[6,9]	0.05%	0.05%	0.03%	0.86%	0.99%	0.05%	0.94%
Fundamental Value[3]	0.76%	0.05%	0.04%	0.00%	0.85%	0.00%	0.85%
Global[3,10,11,12]	0.81%	0.05%	0.11%	0.00%	0.97%	0.01%	0.96%
Global Allocation[3]	0.85%	0.05%	0.11%	0.05%	1.06%	0.00%	1.06%
Global Bond[3]	0.70%	0.05%	0.11%	0.00%	0.86%	0.00%	0.86%
Global Real Estate[3,6]	0.93%	0.05%	0.13%	0.00%	1.11%	0.00%	1.11%
Health Sciences[3,7]	1.05%	0.05%	0.09%	0.00%	1.19%	0.00%	1.19%
High Yield[3]	0.66%	0.05%	0.04%	0.00%	0.75%	0.00%	0.75%
Income and Value[3]	0.80%	0.05%	0.06%	0.00%	0.91%	0.00%	0.91%

7

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]	Contractual Expense Reimbursement	Net Fund Operating Expenses
Index Allocation[6,13]	0.05%	0.05%	0.03%	0.53%	0.66%	0.06%	0.60%
International Core[3]	0.89%	0.05%	0.13%	0.00%	1.07%	0.00%	1.07%
International Equity Index A3, 14	0.53%	0.05%	0.03%	0.01%	0.62%	0.01%	0.61%
International Opportunities[3]	0.87%	0.05%	0.12%	0.00%	1.04%	0.00%	1.04%
International Small Cap[3]	0.91%	0.05%	0.21%	0.00%	1.17%	0.00%	1.17%
International Value[3,10]	0.81%	0.05%	0.16%	0.00%	1.02%	0.02%	1.00%
Investment Quality Bond[3]	0.59%	0.05%	0.07%	0.00%	0.71%	0.00%	0.71%
Large Cap[3]	0.71%	0.05%	0.04%	0.00%	0.80%	0.01%	0.79%
Large Cap Value[3]	0.81%	0.05%	0.04%	0.00%	0.90%	0.00%	0.90%
Lifestyle Aggressive	0.04%	0.05%	0.02%	0.87%	0.98%	0.00%	0.98%
Lifestyle Balanced	0.04%	0.05%	0.02%	0.82%	0.93%	0.00%	0.93%
Lifestyle Conservative	0.04%	0.05%	0.02%	0.76%	0.87%	0.00%	0.87%
Lifestyle Growth	0.04%	0.05%	0.02%	0.85%	0.96%	0.00%	0.96%
Lifestyle Moderate	0.04%	0.05%	0.02%	0.80%	0.91%	0.00%	0.91%
Mid Cap Index[3,14]	0.47%	0.05%	0.03%	0.00%	0.55%	0.01%	0.54%
Mid Cap Intersection[3]	0.87%	0.05%	0.06%	0.00%	0.98%	0.00%	0.98%
Mid Cap Stock[3]	0.84%	0.05%	0.05%	0.00%	0.94%	0.01%	0.93%
Mid Cap Value[3]	0.85%	0.05%	0.05%	0.00%	0.95%	0.00%	0.95%
Money Market[3]	0.48%	0.05%	0.03%	0.00%	0.56%	0.01%	0.55%
Natural Resources[3]	1.00%	0.05%	0.08%	0.00%	1.13%	0.00%	1.13%
Optimized All Cap[3]	0.71%	0.05%	0.04%	0.00%	0.80%	0.00%	0.80%
Optimized Value[3]	0.65%	0.05%	0.04%	0.00%	0.74%	0.00%	0.74%
Pacific Rim[3]	0.80%	0.05%	0.27%	0.00%	1.12%	0.01%	1.11%
PIMCO VIT All Asset[15]	0.18%	0.25%	0.45%	0.69%	1.57%	0.02%	1.55%
Real Estate Securities[3]	0.70%	0.05%	0.03%	0.00%	0.78%	0.00%	0.78%
Real Return Bond[3,16,17]	0.68%	0.05%	0.06%	0.00%	0.79%	0.00%	0.79%
Science and Technology[3,7]	1.05%	0.05%	0.09%	0.00%	1.19%	0.00%	1.19%
Small Cap[3]	0.85%	0.05%	0.09%	0.01%	1.00%	0.01%	0.99%
Small Cap Index[3,14]	0.48%	0.05%	0.03%	0.00%	0.56%	0.00%	0.56%
Small Cap Opportunities[3]	0.99%	0.05%	0.04%	0.00%	1.08%	0.00%	1.08%
Small Cap Value[3]	1.06%	0.05%	0.05%	0.00%	1.16%	0.00%	1.16%
Small Company Value[3,7]	1.02%	0.05%	0.04%	0.00%	1.11%	0.00%	1.11%
Strategic Bond[3]	0.67%	0.05%	0.07%	0.00%	0.79%	0.00%	0.79%
Strategic Income[3]	0.69%	0.05%	0.09%	0.00%	0.83%	0.00%	0.83%
Total Return[3,11,16]	0.69%	0.05%	0.06%	0.00%	0.80%	0.00%	0.80%
Total Stock Market Index[3,14]	0.48%	0.05%	0.04%	0.00%	0.57%	0.01%	0.56%
U.S. Core[3]	0.76%	0.05%	0.05%	0.00%	0.86%	0.01%	0.85%
U.S. Government Securities[3]	0.61%	0.05%	0.07%	0.00%	0.73%	0.00%	0.73%
U.S. High Yield Bond[3]	0.73%	0.05%	0.05%	0.00%	0.83%	0.01%	0.82%
U.S Large Cap[3]	0.82%	0.05%	0.03%	0.00%	0.90%	0.00%	0.90%
Utilities[3,6]	0.82%	0.05%	0.15%	0.00%	1.02%	0.01%	1.01%
Value[3]	0.74%	0.05%	0.04%	0.00%	0.83%	0.00%	0.83%
1.

Total Operating Expenses include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”). The Total Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial

8

highlights section in the prospectus for the portfolio, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio’s current fiscal year.

2.	John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. As reflected in the table, each portfolio is subject to an expense cap pursuant to an agreement between the Trust and John Hancock Investment Management Services, LLC (the “Adviser”). The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’s Total Operating Expenses does not exceed its Net Operating Expenses as listed in the table above. A portfolio’s Total Operating Expenses includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio's business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2009 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of ours or any of our affiliates that are specified in the agreement.

3.	Effective January 1, 2006, the Adviser has contractually agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The reimbursement will remain in effect until May 1, 2009. See the Trust prospectus for information on the participating portfolios.

4.	Capital Research Management Company (the adviser to the master fund for each of the Trust feeder funds) is voluntarily waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds’ prospectus or annual report for further information.

5.	The table reflects the fees and expenses of the master and feeder portfolios. The Adviser has contractually limited other expenses at the feeder portfolio level to 0.03% until May 1, 2010, and the table reflects this limit. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

6.	For portfolios that have not started operations or have had operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.

7.	T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Health Sciences, Science & Technology, Small Company Value, Spectrum Income and Real Estate Equity portfolios. Based on the combined average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) as of November 1, 2006 is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser. The fees shown do not reflect this waiver. For more information, please see the prospectus for the underlying portfolios.

8.	The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.70% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust.

9.	The Adviser has contractually agreed to limit portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses includes advisory fee and other operating expenses of the portfolio, but excludes 12b-1 fees, underlying portfolio expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

9

10.	The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This advisory fee waiver will remain in place until May 1, 2010.

11.	The advisory fee rate shown reflects the tier schedule that is currently in place as described in the prospectus for the underlying portfolio.

12.	The Adviser has contractually agreed to reduce its advisory fee for a class of shares of a portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the portfolio.

13.

The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.02% of the average annual net assets of the portfolio. Expenses includes all expenses of the portfolio except Rule 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.

14.	The Adviser has voluntarily agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense limitation may be terminated at any time.

15.	Other expenses for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. Acquired Fund fees and expenses for the portfolio are based upon an allocation of the portfolio’s assets among the underlying portfolios and upon the total annual operating expenses of the Institutional Class shares of these underlying portfolios. Acquired Fund fees and expenses will vary with changes in the expenses of the underlying portfolios, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying portfolio for the most recent fiscal year, please refer to the prospectus for the underlying portfolio. Pacific Investment Management Company LLC (“PIMCO”), the adviser to the portfolio, has contractually agreed for the current fiscal year to reduce its advisory fee to the extent that the underlying portfolio expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the underlying portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. This expense reduction is implemented based on a calculation of Acquired Fund fees and expenses shown in the table. For more information, please refer to the prospectus for the underlying portfolio.

16.	Other Expenses reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

17.	The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2007 had the new rates been in effect for the whole year.

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TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the All Asset portfolio) and hold the shares in a sub-account of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth, and American Bond portfolios invests in shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth, Growth, and American Bond portfolios operate as “feeder funds,” which means that the portfolio does not buy investment securities directly. Instead, it invests in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index	MFC Global Investment	Under normal market conditions, the portfolio seeks to approximate

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	Management (U.S.A.) Limited	the aggregate total return of a broad-based U.S. domestic equity market index. To pursue this goal, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P 500 Index* and securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the Index 500 Fund’s investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics as securities that are in the S&P 500 Index.
500 Index B	MFC Global Investment Management (U.S.A.) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad based U.S. domestic equity market index. To pursue this goal, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P 500 Index* and securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio's investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics to securities that are in the S&P 500 Index.
Active Bond	Declaration Management & Research LLC & MFC Global Management (U.S.), LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in a diversified mix of debt securities and instruments.
All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-capitalization) of those within the Russell 3000 Index.*
All Cap Growth	Invesco Aim Capital Management, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies that the subadviser believes likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the portfolio will be incidental.
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.
American Asset Allocation	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in the master fund, Class 1 shares of the Asset Allocation portfolio, a series of American Funds Insurance Series. The portfolio invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In

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addition, the portfolio may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as junk bonds. The portfolio is designed for investors seeking above-average total return.
American Blue Chip Income and Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in the master fund, Class 1 shares of the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The Blue Chip Income and Growth portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Blue Chip Income and Growth portfolio may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The Blue Chip Income and Growth portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities.
American Bond	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in the master fund, Class 1 shares of the Bond portfolio, a series of American Funds Insurance Series. The Bond portfolio normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The Bond portfolio will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba or below by Moody’s and BB or below by S&P or that are unrated but determined to be of equivalent quality (so called junk bonds). The Bond portfolio may invest in bonds of issuers domiciled outside the U.S.
American Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada.
American Growth-Income	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth-Income portfolio may invest a portion of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.*
American International	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for

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investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options.
Classic Value	Pzena Investment Management, LLC.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its assets in domestic equity securities. The portfolio may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts and foreign securities listed and traded on a U.S. exchange or the NASDAQ market.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Equity	Legg Mason Capital Management, Inc.	To seek long-term capital growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities that, in the subadviser’s opinion, offer the potential for capital growth.
Disciplined Diversification	Dimensional Fund Advisers LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
		Target Allocation	Range of Allocations
		Equity Securities: 70%	65% - 75%
		Fixed Income Securities: 30%	25% - 35%
Emerging Growth	MFC Global Investment Management (U.S.), LLC	To seek superior long-term rates of return through capital appreciation. Under normal market conditions, the portfolio seeks to achieve its objective by investing primarily in high quality securities (those with a proven track record of performance and/or growth) and

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convertible instruments of small-capitalization U.S. companies.
Emerging Small Company	RCM Capital Management LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) at the time of investment in securities of small-capitalization companies. The subadviser defines securities of small-capitalization companies as common stocks and other equity securities of U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Equity-Income	T. Rowe Price Associates, Inc.	To provide substantial dividend income and also long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities, with at least 65% in common stocks of well established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services. The portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: the Global Trust, Income Trust and Mutual Shares Trust, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Trust only purchases NAV shares (which are not subject to Rule 12b-1 fees).
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Allocation	UBS Global Asset Management (Americas) Inc.	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, future contracts, or swap agreements.
Global Real Estate	Deutsche Investment Management Americas	To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at

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Inc.	least 80% of its net assets (plus any borrowings for
investment purposes) in equity securities of U.S. REITs,
foreign entities with tax-transparent structures similar to
REITs and U.S. and foreign real estate operating companies.
Equity securities include common stock, preferred stock and
securities convertible into common stock. The portfolio will be invested in issuers located in at least three different
countries, including the U.S.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”).
High Yield	Western Asset Management Company	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality): Moody's Ba through C Standard & Poor's BB through D
Income & Value	Capital Guardian Trust Company	To seek the balanced accomplishment of conservation of principal and long-term growth of capital and income. Under normal market conditions, the portfolio invests its assets in both equity and fixed income securities. The subadviser has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the portfolio’s total assets will be invested in fixed income securities unless the subadviser determines that some other proportion would better serve the portfolio’s investment objective.
Index Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad -based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the Fund invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index.*
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any

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size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.
International Small Cap	Franklin Templeton Investment Corp.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in investments of small companies outside the U.S., including emerging markets, which have total stock market capitalization or annual revenues of $4 billion or less.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer term maturities.
Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*
Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at or below normal valuations.
Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and invests 100% of its assets in underlying portfolios which invest primarily in equity securities.
Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and invests approximately 40% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 60% in underlying portfolios which invest primarily in equity securities.
Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and invests approximately 80% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 20% in underlying portfolios which invest primarily in equity securities.

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Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and invests approximately 20% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 80% in underlying portfolios which invest primarily in equity securities.
Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and invests approximately 60% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 40% in underlying portfolios which invest primarily in equity securities.
Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P MidCap 400 Index* and securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Intersection	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, medium-sized companies are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*
Mid Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations within the market capitalization range of companies in the Russell MidCap Index.* This range varies daily. The portfolio invests 65% of its total assets in equity securities which it believes to be undervalued in the marketplace.
Money Market	MFC Global Investment Management (U.S.A.) Limited	To obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
Optimized All Cap	MFC Global Investment	To seek long-term growth of capital. Under normal market

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	Management (U.S.A.) Limited	conditions the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.
Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital. The portfolio invests in U.S. companies with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*
Pacific Rim	MFC Global Investment Management (U.S.A.) Limited	To achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.
PIMCO VIT All Asset Portfolio (a series of the PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of common stocks of large and mid-sized U.S. companies and bonds with an overall intermediate term average maturity.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of REITs and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	T. Rowe Price Associates, Inc. & RCM Capital Management LLC	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.
Small Cap	Independence Investments LLC	To seek maximum capital appreciation consistent with reasonable risk to principal. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small-capitalization companies whose market capitalizations, at the time of investment, do not exceed the greater of $2 billion, the market capitalization of the companies in the Russell 2000 Index,* and the market capitalization of the companies in the S&P SmallCap 600 Index.*
Small Cap Index	MFC Global Investment	To seek to approximate the aggregate total return of a small-

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	Management (U.S.A) Limited	capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests, at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Russell 2000 Index* and securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Munder Capital Management	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. “Small-capitalization companies” are those companies with market capitalizations, at the time of investment, within the range of the companies in the Russell 2000 Index.*
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.
Strategic Income	MFC Global Investment Management (U.S.), LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities and domestic high yield bonds.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Dow Jones Wilshire 5000 Index,* and securities (which may or may not be included in the Dow Jones Wilshire 5000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
U.S. Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek a high total return. Under normal market conditions, the portfolio invests at least 80% of its net assets in investments tied economically to the U.S., and it typically invests in equity

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investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with size and growth characteristics similar to companies that issue stocks included in the Index.
U.S. Government Securities	Western Asset Management Company	To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S. Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.
U.S. High Yield Bond	Wells Capital Management, Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as junk bonds or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.
U.S. Large Cap	Capital Guardian Trust Company	To seek long-term growth of capital and income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of U.S. companies with market capitalizations, at the time of investment, greater than $500 million.
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).
Value	Van Kampen	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*
*

“Dow Jones Wilshire 5000 Index®” is a trademark of Wilshire Associates. “MSCI All Country World ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 1000,®” “Russell 2000,®” “Russell 2500,®” “Russell 3000,®” “Russell MidCap,®” and “Russell MidCap Value®” are trademarks of Frank Russell Company. “S&P 500,®” “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indexes referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 29, 2008, set out below:

Dow Jones Wilshire 5000 Index	—	$25 million to $468.29 billion
MSCI All Country World Ex US Index	—	$56 million to $309 billion

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Russell 1000 Index	—	$302 million to $468.29 billion
Russell 2000 Index	—	$25 million to $7.68 billion
Russell 2500 Index	—	$25 million to $16.12 billion
Russell 3000 Index	—	$25 million to $468.29 billion
Russell MidCap Index	—	$302 million to $49.3 billion
Russell MidCap Value Index	—	$463 million to $49.3 billion
S&P 500 Index	—	$744 million to $468.29 billion
S&P MidCap 400 Index	—	$302 million to $11.13 billion
S&P SmallCap 600 Index	—	$65 million to $5.26 billion

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POLICY SUMMARY

General

The policy is a flexible premium variable universal life insurance policy. This summary provides a general description of the important features of the policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise stated or implied by the context, the discussions in this prospectus assume that the policy is not in default, that there is no outstanding Policy Debt and the death benefit is not determined by the Minimum Death Benefit Percentage. Your policy’s provisions may vary in some states and the terms of the policy, and any endorsements or riders, supersede the disclosure in this prospectus.

Death Benefits

The policy provides a death benefit in the event of the death of the Life Insured while the policy is in force. The basic death benefit amount is the Face Amount, which is provided for the lifetime of the Life Insured with no maturity or expiration date. There may be other amounts added to the death benefit as described below.

Flexible Term Insurance Option. You may add a Flexible Term Insurance Option rider (the “FTIO Rider”) to the policy to provide additional term life insurance coverage on the Life Insured. Cost of insurance rates are less than or equal to those of the policy and no sales charge will apply. However, unlike the Face Amount of the policy, the FTIO Rider will terminate at the Life Insured’s Attained Age 100. The FTIO Rider also offers the flexibility to schedule varying death benefit amounts on future dates (the “Scheduled Death Benefits”).

Death Benefit Options. There are two death benefit options. Option 1 provides a death benefit equal to the Face Amount of the policy or, if greater, the Minimum Death Benefit, plus the term insurance benefit of the FTIO option. Option 2 provides a death benefit equal to the Face Amount plus the Policy Value or, if greater, the Minimum Death Benefit, plus the term insurance benefit of the FTIO option. You may change the death benefit option and increase or decrease the Face Amount and Scheduled Death Benefits.

Age 100 Advantage. If the Life Insured is alive on the Policy Anniversary when the Life Insured reaches Attained Age 100, the policy will continue in force subject to the following unless the policy owner chooses to surrender the policy for its Net Cash Surrender Value:

•	the policy will be continued until the earlier of the death of the Life Insured or the date the policy owner surrenders the policy;

•	no additional premium payments will be accepted although loan repayments will be accepted;

•	no additional charges or deductions (described under “Charges and Deductions”) will be assessed;

•	interest on any Policy Debt will continue to accrue;

•	the policy owner may continue to transfer portions of the Policy Value among the Investment Accounts and the Fixed Accounts as described in this prospectus.

Premiums

Premium payments may be made at any time prior to Attained Age 100 and in any amount, subject to certain limitations (see “Premium Payments — Premium Limitations”). Net Premiums will be allocated to one or more of the Fixed Account and the sub-accounts of the Separate Account. You may change allocations and make transfers among the accounts subject to limitations described below.

Policy Value

The Policy Value is the accumulation of premiums paid, less charges and deductions we take for expenses and cost of insurance, plus or minus the investment returns of the accounts to which the Policy Value has been allocated. You may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal or by full surrender of the policy.

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Policy Loans

You may borrow against the Net Cash Surrender Value of the policy. Loan interest will accrue daily and be payable in arrears on each Policy Anniversary. The Policy Debt will be deducted from amounts payable at the Life Insured’s death or upon surrender of the policy.

Surrender and Partial Withdrawals

You may make a partial withdrawal of the Policy Value. It may result in a decrease in the Face Amount and Scheduled Death Benefits. You may surrender the policy for its Net Cash Surrender Value at any time.

Lapse and Reinstatement

Your policy will lapse and terminate without value when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate premium payment from you. You may reinstate a lapsed policy within five years following lapse if the policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a premium payment described under “Lapse and Reinstatement — Reinstatement.”

The policy differs in two important ways from conventional life insurance policies. First, failure to make planned premium payments will not in itself cause the policy to lapse. Second, a policy can lapse even if planned premiums have been paid.

Charges and Deductions

We assess certain charges and deductions in connection with the policy. These include: (i) charges in the form of monthly deductions for the cost of insurance and administrative expenses, (ii) charges assessed daily against amounts in the Investment Account and (iii) charges deducted from premiums paid. These charges are summarized in the Fee Tables.

In addition, there are charges deducted from each portfolio. These charges are also summarized in the Fee Tables.

Reduction in Charges and Enhancement of Surrender Values: The policy is designed for employers and other sponsoring organizations that may purchase multiple policies as a case. The size or nature of the case may result in expected savings of sales, underwriting, administrative or other costs. If so, we expect to offer reductions of policy charges and enhancements of surrender value. We may change the nature and amount of reductions and enhancements available from time to time. They will be determined in a way that is not unfairly discriminatory to policy owners.

Investment Options and Investment Subadvisers

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios described in the Table of Investment Options and Investment Subadvisers.

The Table of Investment Options and Investment Subadvisers describes the portfolios and shows the subadvisers that provide investment subadvisory services.

Allocating Net Premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating Net Premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities, and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

Investment Management Fees and Expenses

Each sub-account of the Separate Account purchases shares of one of the portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the portfolios. The fees and expenses for each portfolio are described in the Fee Tables and in the portfolio prospectuses.

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GENERAL INFORMATION ABOUT JOHN HANCOCK USA, RATINGS AND

THE SEPARATE ACCOUNT

Description of John Hancock USA

John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) is a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company.

Ratings

We have received the following ratings from independent rating agencies:

A++ A.M. Best Superior

Companies have a very strong ability to meet their obligations; 1st category of 15

AA+ Fitch Ratings

Very strong capacity to meet policyholder and contract obligations; 2nd category of 9

AAA Standard & Poor’s

Extremely strong financial security characteristics; 1st category of 8

Aa1 Moody’s

Excellent in financial strength; 2nd category of 9

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to our products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account N

The investment accounts shown on page 1 are in fact sub-accounts of Separate Account N (the “Separate Account” or “Account”), a separate account operated by us under Michigan law.

The Separate Account is registered with the SEC under the 1940 Act as a unit investment trust. A unit investment trust is a type of investment company that invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of John Hancock USA.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. However, the obligations under the policies are corporate obligations of the Company.

New sub-accounts may be added and made available to policy owners from time to time. Existing sub-accounts may be modified or deleted at any time.

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ISSUING A POLICY

Use of the Policy

The policy is designed to provide employers or other organizations with life insurance coverage on employees or other individuals in whose lives they have an insurable interest. The policy may be owned by an individual or a corporation, trust, association, or similar entity. The policy may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation liabilities or death benefit liabilities of executive retirement plans, or as a source for funding cash flow obligations under such plans.

Requirements

To purchase a policy, you must submit a completed application. Your policy will not be issued until the underwriting process is completed to our satisfaction.

With our prior approval, the policy may be issued on a basis that does not distinguish between the Life Insured’s sex and/or smoking status. A policy will only be issued on the lives of insureds from Issue Ages 20 through 80.

Each policy has a Policy Date, an Effective Date and an Issue Date (see “Definitions” in Appendix A). The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Policy Date is also the effective date of the initial Coverage Amount. The Policy Date is the same date as the Effective Date unless the policy is backdated (see “Backdating a Policy”). The Effective Date is the date we become obligated under the policy and when the first monthly deductions are taken. It is the later of the date we approve issuance of the policy and the date we receive at least the Minimum Initial Premium. The Issue Date is the date from which the Suicide and Incontestability provisions of the policy are determined.

If we approve issuance of a policy before we receive the Minimum Initial Premium then the Effective Date will be later than the Issue Date. The Minimum Initial Premium must be received by us within 60 days after the Issue Date and the Life Insured must be in good health on the Effective Date. If the Minimum Initial Premium is not paid or if the application is rejected, the policy will be canceled and any premiums paid will be returned to the applicant.

Net Premiums received prior to the Effective Date will be credited with interest at the rate of return earned on amounts allocated to the Money Market portfolio. On the Effective Date, Net Premiums received plus any interest credited will be allocated to Investment Accounts and the Fixed Account according to your instructions, unless first allocated to the Money Market portfolio for the duration of the right to examine period (see “Right to Examine the Policy”).

Minimum Face Amount and Scheduled Death Benefit. The minimum Face Amount is $50,000 unless the FTIO Rider is added to the policy. With an FTIO Rider, the minimum Face Amount is $25,000 and the minimum Scheduled Death Benefit is $50,000.

Backdating a Policy. You may request that we backdate the policy by assigning a Policy Date earlier than the date the application is signed. We will not backdate the policy to a date earlier than that allowed by state law, which is generally three months to one year prior to the date of application for the policy. Monthly deductions will be made for the period the Policy Date is backdated.

Temporary Insurance Agreement

Temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement, subject to our underwriting practices. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. It is issued on a conditional receipt basis, which means that benefits would only be paid if the Life Insured met our usual and customary underwriting standards for the coverage applied for.

Underwriting

The policies are offered on three underwriting classes that require different types and amounts of information from the applicant and prospective Life Insured. Current cost of insurance charges in early Policy Years will vary by the type of underwriting, and charges will generally be lower where underwriting information is more extensive. Under any of the underwriting bases, the acceptance of an application is subject to our underwriting rules and we may request additional information or reject an application for any reason.

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Short Form Underwriting. The proposed Life Insured must answer qualifying questions in the application but is not required to provide detailed medical history, submit records or undergo examinations or tests unless requested to do so by us. Availability of short form underwriting depends on characteristics of the case, such as the number of lives to be insured, the amounts of insurance and other factors, and it is generally available only up to Issue Age 65.

Simplified Underwriting. The proposed Life Insured must satisfactorily answer certain health questions in the application and may be required to submit existing medical records, but requirements to undergo examinations and tests are minimized. Availability of simplified underwriting and the nature of the requirements will depend on characteristics of the case and the proposed lives to be insured.

Regular (Medical) Underwriting. Where short form or simplified underwriting is unavailable we require satisfactory evidence of insurability under our regular underwriting guidelines for individual applicants. This may include medical exams and other information. A proposed Life Insured who fails to qualify for a standard risk classification may be eligible to be insured with an additional substandard rating.

Right to Examine the Policy

You may return your policy for a refund within 10 days after you receive it. Some states provide a longer period of time for this right, which will be stated in the policy if applicable. The policy can be mailed or delivered to the Company agent who sold it to you or to our Service Office. Immediately upon such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at our Service Office we will refund an amount equal to the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy, plus all charges deducted prior to that date, not including the fees and expenses of the portfolios, minus any partial withdrawals and policy loans.

Some state laws require the refund of premiums paid without adjustment for investment gains and losses of the Separate Account. In these states, all Net Premiums will be allocated to the Money Market portfolio during the Right to Examine period and the refund amount will be equal to all premiums received less any partial withdrawals and policy loans.

If you request a Face Amount increase that results in new sales charge, you will have the same rights described above to cancel the increase. If canceled the Policy Value and sales charge will be recalculated to be as they would have been had the premiums not been paid.

We reserve the right to delay the refund of any premium paid by check until the check has cleared.

(Applicable to Residents of California Only)

Residents of California, age 60 and greater, may return the policy for a refund at any time within 30 days after receiving it. The policy can be mailed or delivered to the Company’s agent who sold it, or to our Service Office. If you cancel the policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money Market portfolio, we will refund you the amount of all premiums paid. If your premiums were allocated to one or more of the Investment Accounts (other than the Money Market portfolio), we will refund you the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy plus all charges deducted prior to that date, not including the fees and expenses of the portfolios, minus any partial withdrawals and policy loans. Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market portfolio or (c) in one or more of the Investment Accounts, based upon your instructions. If no instructions are given, your premiums will be placed in the Money Market portfolio.

Life Insurance Qualification

A policy must satisfy either of two tests to qualify as a life insurance contract as defined in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). At the time of application, you must choose either the Cash Value Accumulation Test (“CVA Test”) or the Guideline Premium Test (“GP Test”) and the test cannot be changed once the policy is issued.

Cash Value Accumulation Test. The CVA Test requires the death benefit at any time to be at least a certain ratio of the Policy Value, based on prescribed calculations. The Minimum Death Benefit provision described below will ensure that the CVA Test is met. There is no restriction on the amount of premiums you may pay, but we will require you to provide satisfactory evidence of insurability before we accept an amount of premium that would increase the death benefit by more than the increase in Policy Value.

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Guideline Premium Test.  The GP Test limits the amount of premiums you may pay into the policy, given its death benefit, based on prescribed calculations. In addition, the GP Test requires the death benefit at any time to be at least a prescribed ratio of the Policy Value. These prescribed multiples are generally lower than those calculated under the CVA Test. The Minimum Death Benefit provision described below will ensure that this second requirement is met.

Changes to the policy or FTIO Rider, such as changes in Face Amount, Scheduled Death Benefit, death benefit option or partial withdrawals, may affect the premium limits under the GP Test. Some changes will reduce future premium limits and may cause premiums already paid to exceed the new limits and force you to make a partial withdrawal.

DEATH BENEFITS

If the policy is in force at the time of the Life Insured’s death we will pay an insurance benefit to the beneficiary. The policy may remain in force for the Life Insured’s entire lifetime and there is no specified maturity or expiration date.

Insurance benefits are only payable when we receive due proof of death at our Service Office, in the form of either a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other proof satisfactory to us.

The amount of the insurance benefit payable will be the death benefit on the date of death, as described below, less any Policy Debt, accrued interest, and outstanding monthly deductions on the date of death. The insurance benefit will be paid in one lump sum unless another form of settlement is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the Life Insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

Minimum Death Benefit.  Both the CVA Test and the GP Test require the death benefit to be at least a prescribed ratio of the Policy Value at all times. The policy’s Minimum Death Benefit ensures that these requirements are met by providing that the death benefit shall be at least equal to the Policy Value multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured. Tables of Minimum Death Benefit Percentages appear below.

Table of Minimum Death Benefit Percentages.
	GP Test Percent	CVA Test			Age	GP Test Percent	CVA Test
Age		Male	Female	Unisex			Male	Female	Unisex
20	250%	644%	768%	665%	42	236%	319%	372%	328%
21	250%	625%	743%	645%	43	229%	309%	361%	318%
22	250%	607%	720%	626%	44	222%	299%	350%	308%
23	250%	589%	697%	608%	45	215%	290%	339%	299%
24	250%	572%	674%	589%	46	209%	281%	329%	290%
25	250%	554%	652%	571%	47	203%	273%	319%	281%
26	250%	537%	631%	554%	48	197%	265%	309%	272%
27	250%	520%	611%	536%	49	191%	257%	300%	264%
28	250%	504%	591%	519%	50	185%	249%	291%	257%
29	250%	488%	572%	502%	51	178%	242%	282%	249%
30	250%	472%	553%	486%	52	171%	235%	274%	242%
31	250%	457%	535%	470%	53	164%	228%	266%	235%
32	250%	442%	517%	455%	54	157%	222%	258%	229%
33	250%	428%	500%	440%	55	150%	216%	251%	222%
34	250%	414%	484%	426%	56	146%	210%	244%	216%
35	250%	400%	468%	412%	57	142%	205%	237%	210%
36	250%	387%	453%	399%	58	138%	199%	230%	205%
37	250%	375%	438%	386%	59	134%	194%	224%	199%
38	250%	362%	424%	373%	60	130%	189%	218%	194%
39	250%	351%	410%	361%	61	128%	184%	211%	189%
40	250%	340%	397%	350%	62	126%	180%	206%	185%
41	243%	329%	384%	339%	63	124%	175%	200%	180%
64	122%	171%	194%	176%	83	105%	122%	127%	124%
65	120%	167%	189%	172%	84	105%	121%	125%	122%
66	119%	164%	184%	168%	85	105%	120%	123%	121%
67	118%	160%	180%	164%	86	105%	118%	121%	119%

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Table of Minimum Death Benefit Percentages.
Age	GP Test Percent	CVA Test			Age	GP Test Percent	CVA Test
		Male	Female	Unisex			Male	Female	Unisex
68	117%	157%	175%	160%	87	105%	117%	120%	118%
69	116%	153%	171%	157%	88	105%	116%	118%	117%
70	115%	150%	166%	154%	89	105%	115%	117%	116%
71	113%	147%	162%	151%	90	105%	114%	115%	115%
72	111%	145%	158%	147%	91	104%	113%	114%	114%
73	109%	142%	154%	145%	92	103%	112%	113%	112%
74	107%	139%	151%	142%	93	102%	111%	112%	111%
75	105%	137%	147%	139%	94	101%	110%	110%	110%
76	105%	135%	144%	137%	95	100%	109%	109%	109%
77	105%	133%	141%	135%	96	100%	107%	107%	107%
78	105%	131%	139%	133%	97	100%	106%	106%	106%
79	105%	129%	136%	131%	98	100%	104%	104%	104%
80	105%	127%	133%	129%	99	100%	103%	103%	103%
81	105%	125%	131%	127%	100+	100%	100%	100%	100%
82	105%	124%	129%	125%

Flexible Term Insurance Option Rider

You may add an FTIO Rider to the policy to provide additional death benefit coverage on the Life Insured. The FTIO Rider provides flexible term life insurance to Attained Age 100 with cost of insurance charges less than or equal to those of the policy. The election of (or failure to elect) the FTIO Rider will impact the total cost of insurance charges. The FTIO Rider will terminate at the earlier of Attained Age 100, the date the policy lapses or is surrendered, and your request to cancel the FTIO Rider.

You may schedule the death benefit amounts that will apply at specified times (the “Scheduled Death Benefits”). Scheduled Death Benefits may be constant or varying from time to time. The Scheduled Death Benefits will be shown in the policy .

The term insurance benefit of the FTIO Rider is equal to (a) minus (b) but not less than zero where:

(a)	is the Scheduled Death Benefit for the Policy Month, and

(b)	is the Face Amount of the policy or, if greater, the policy’s Minimum Death Benefit.

Even if the term insurance benefit may be zero in a Policy Month, the FTIO Rider will not terminate.

Example. A policy is purchased for an executive as part of an employee benefit plan. The death benefit provided by the policy is to be equal to the executive’s salary of $100,000 increasing at 5% per year through age 64. Assuming the executive is currently 55, the policy will be issued with a Scheduled Death Benefit as follows:

Policy Year	Scheduled Death Benefit	Policy Year	Scheduled Death Benefit
1	100,000	6	127,628
2	105,000	7	134,010
3	110,250	8	140,710
4	115,763	9	147,746
5	121,551	10+	155,133

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The FTIO Rider amount will change each year as necessary to provide the benefits shown in the schedule, as follows:

Policy Year	Total Death Benefit	Face Amount	Flexible Term Insurance Amount
1	100,000	100,000	0
2	105,000	100,000	5,000
3	110,250	100,000	10,250
4	115,763	100,000	15,763
5	121,551	100,000	21,551
6	127,628	100,000	27,628
7	134,010	100,000	34,010
8	140,710	100,000	40,710
9	147,746	100,000	47,746
10	155,133	100,000	55,133

Death Benefit Options

You may choose either of two death benefit options:

Death Benefit Option 1. The death benefit on any date is the Face Amount of the policy or, if greater, the Minimum Death Benefit, plus the term insurance benefit of the FTIO Rider.

Death Benefit Option 2. The death benefit on any date is the Face Amount plus the Policy Value or, if greater, the Minimum Death Benefit, plus the term insurance benefit of the FTIO Rider.

Changing the Death Benefit Option

You may change the death benefit option at any time. The change will take effect at the beginning of the next Policy Month at least 30 days after your written request is received at our Service Office. We reserve the right to limit changes that could cause the policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option will result in a change in the Face Amount and Scheduled Death Benefits to avoid any change in the amount of death benefit, as follows:

Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change less the Policy Value on the date of the change.

The Scheduled Death Benefit amounts for dates on or after the date of the change will be the amounts scheduled prior to the change less the Policy Value on the date of the change.

Coverage Amounts will be reduced or eliminated in the order that they are listed in the policy until the total decrease in coverage amounts equals the decrease in Face Amount.

Example.  A policy is issued with a Face Amount of $100,000, death benefit Option 1, and the following schedule:

Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000
5+	200,000

The death benefit option is changed to Option 2 at the beginning of Policy Year 3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $90,000 (the Face Amount prior to the change less the Policy Value), and the Scheduled Death Benefit after the change will become:

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Policy Year	Scheduled Death Benefit
3	140,000
4	165,000
5+	190,000

Change from Option 2 to Option 1.  The new Face Amount will be the Face Amount prior to the change plus the Policy Value on the date of the change (but the new Face Amount will be no greater than the Scheduled Death Benefit on the date of the change).

The resulting Face Amount increase amount will be added to the first Coverage Amount listed in the policy.

The Annual Premium Target for this Coverage Amount will not be increased and new sales charges will not apply, however, for an increase solely due to a change in the death benefit option.

Example.  A policy is issued with a Face amount of $100,000, death benefit Option 2, and the following schedule:

Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000
5+	200,000

The death benefit option is changed to Option 1 at the beginning of Policy Year 3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $110,000 (the Face Amount prior to the change plus the Policy Value), and the Scheduled Death Benefit after the change will become:

Policy Year	Scheduled Death Benefit
3	160,000
4	185,000
5+	210,000

Changing the Face Amount and Scheduled Death Benefits

At any time, you may request an increase or decrease to the Face Amount or any Scheduled Death Benefits effective on or after the date of change. We reserve the right to limit changes that could cause the policy to fail to qualify as life insurance for tax purposes.

Increases in Face Amount and Scheduled Death Benefits.  Increases in Face Amount and Scheduled Death Benefits are subject to the following conditions:

•	Increases in Face Amount and Scheduled Death Benefits will require satisfactory evidence of the Life Insured’s insurability.

•	Increases will take effect at the beginning of the next Policy Month after we approve the request.

•	We may refuse a requested increase that would not meet our requirements for new policy issues at the time due to the Life Insured’s Attained Age or other factors.

•

If the Face Amount is increased (other than as required by a death benefit option change) then all Scheduled Death Benefits effective on or after the date of the change will be increased by the amount of the Face Amount increase.

New Sales Loads for a Face Amount Increase.  Coverage Amounts equal to the amount of the increase will be added to the policy as follows:

•	First, Coverage Amounts that were reduced or eliminated by a prior Face Amount decrease will be restored.

•

Second, if needed, a new Coverage Amount will be added to the policy with an Annual Premium Target and new sales charges. Any new Coverage Amount will be based on the Life Insured’s Attained Age and other relevant factors on the effective date of the increase.

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Premiums paid on or after the increase may be attributed to the new Coverage Amount and result in sales charges (see “Charges and Deductions — Attribution of Premiums”).

Decreases in Face Amount and Scheduled Death Benefits.  Decreases in Face Amount and Scheduled Death Benefits are subject to the following conditions:

•	Decreases in Face Amount and Scheduled Death Benefits will take effect at the beginning of the next Policy Month which is 30 days after your written request is received at our Service Office.

•	If the Face Amount is decreased then all Scheduled Death Benefits effective on or after the date of the change will be decreased by the same amount.

•	If at any time the Scheduled Death Benefit decreases to less than the Face Amount, the Face Amount will be decreased to be equal to the Scheduled Death Benefit at that time.

•	Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the policy.

Decreases in Face Amount Under Death Benefit Option 1 Due to a Partial Withdrawal.  If death benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount will be decreased by an amount equal to (a) minus (b) but not less than zero, where:

(a)	is the partial withdrawal amount and

(b)	is the excess, if any, of the policy’s Minimum Death Benefit over its Face Amount, immediately prior to the partial withdrawal.

Decreases in Face Amount under death benefit Option 1 due to a partial withdrawal are subject to the following conditions:

•	Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the policy.

•	All Scheduled Death Benefits effective on or after the date of the partial withdrawal will be decreased by the amount of the Face Amount decrease, unless you request otherwise and we approve.

Example for Face Increases and Decreases.  A policy is issued with a Face Amount of $100,000, death benefit Option 1, and a Scheduled Death Benefit as follows:

Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000
5+	200,000

Assume the following policy activity:

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Activity	Effect on Policy	Change in Benefit Schedule
		Policy Year	Scheduled Death Benefit
In Policy Year 2, the Face Amount is reduced to $80,000.	The initial Coverage Amount is reduced to $80,000.	2	105,000
		3	130,000
		4	155,000
		5+	180,000
		Policy Year	Scheduled Death Benefit
In Policy Year 3, the Face Amount is increased to $120,000	The initial Coverage Amount (which earlier was reduced to $80,000) is restored to its original level of $100,000. A new Coverage Amount for $20,000 is added to the policy. This new Coverage Amount will have its own Annual Premium Target, and its own sales charges. A portion of the future premiums paid will be attributed to this Coverage Amount to determine the amount of the sales charges.	3	170,000
		4	195,000
		5+	220,000
		Policy Year	Scheduled Death Benefit
In Policy Year 4, a partial withdrawal of $30,000 is made.	The Face Amount is reduced to $90,000. The most recent Coverage Amount of $20,000 is reduced to $0, and the initial Coverage Amount is reduced to $90,000.	4	165,000
		5	190,000

Factors that Affect the Death Benefit.  In the case of death benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks”. These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.

PREMIUM PAYMENTS

Initial Premiums

No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the policy will be held in our general account and credited with interest from the date of receipt at the rate of return earned on amounts allocated to the Money Market portfolio.

On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions, unless first allocated to the Money Market portfolio for the duration of the Right to Examine period (see “Right to Examine the Policy”).

Subsequent Premiums

After the payment of the initial premium, premiums may be paid at any time during the lifetime of the Life Insured prior to Attained Age 100 and in any amount subject to the premium limitations described below.

A policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send you notices of your planned premium at the payment interval you select. However, you are under no obligation to make the planned premium payment.

Payment of premiums will not guarantee that the policy will stay in force and failure to pay premiums will not necessarily cause the policy to lapse. The policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover policy charges.

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Premium Limitations

If the policy is issued under the GP Test, the total of all premiums paid may not exceed the then-current maximum premium limitations established by federal income tax law for the policy to qualify as life insurance. The GP Test premium limits are stated in the policy. If a premium is received which would result in total premiums exceeding the applicable GP Test limit, we will only accept that portion of the premium that will not exceed the limit. Any premium in excess of that amount will be returned to you.

If the policy is issued under the CVA Test, there is no restriction on the amount of premiums that may be paid into a policy, but you must provide satisfactory evidence of insurability before we accept any premium that would increase the death benefit by an amount greater than the increase in Policy Value.

Premium Allocation

You may allocate premiums to the Fixed Account and Investment Accounts. Allocations may be made as percentages that are between zero and 100% that sum to exactly 100%. Alternatively, you may allocate a premium in dollar amounts that sum to exactly the Net Premium amount. You may change premium allocations at any time and the change will take effect on the date a request for change satisfactory to us is received at our Service Office.

CHARGES AND DEDUCTIONS

Premium Charge

We will deduct a premium charge as a percentage of each premium payment that is guaranteed never to exceed 2.5%. Currently, we waive this charge in Policy Years 4 and later and charge 0%.

The charge is intended to cover a portion of the aggregate amount of various taxes and fees we pay to federal, state and local governments. It is not based on the actual premium tax rate of your state of residence or any other specific tax.

Sales Charge

The sales charge is intended to cover a portion of our costs of marketing and distributing the policies.

Attribution of Premiums.  An Annual Premium Target is associated with each Coverage Amount. Annual Premium Targets are based on the Coverage Amount and the Life Insured’s Attained Age, sex and smoking status on the effective date of the Coverage Amount. The Annual Premium Targets are listed with the Coverage Amounts in the policy.

Premium payments will be attributed to Coverage Amounts that have been in effect for less than 5 years. Attribution will begin with the first applicable Coverage Amount that is listed in the policy. The sum of all premium amounts attributed to a Coverage Amount in a Coverage Year is limited to the Annual Premium Target shown in the policy. Premium amounts that exceed the Annual Premium Target will be attributed to the next listed Coverage Amount, up to its own Annual Premium Target. Attribution will continue in this manner until either the entire premium is attributed to Coverage Amounts or the Annual Premium Target is exceeded for all applicable Coverage Amounts.

Sales Charge.  We deduct a sales charge from all premium amounts attributed to a Coverage Amount designated as having a sales charge. The sales charge is a percentage of premiums guaranteed never to exceed the percentages below. Currently we are charging these percentages.

Coverage Year	Percentage	Coverage Year	Percentage
1	13.00%	4	2.50%
2	6.25%	5	0.50%
3	3.50%	6	0.50%
		7+	0.00%

Monthly Deductions

On the Policy Date and at the beginning of each Policy Month prior to Attained Age 100, a deduction is due from the Net Policy Value to cover certain charges described below. Monthly deductions due prior to the policy’s Effective Date will be taken on the Effective Date. Unless otherwise allowed by us and specified by you, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each of the Investment Accounts and the Fixed Account bears to the Net Policy Value.

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Administration Charge.  Currently we deduct a charge of $12 per Policy Month, which is guaranteed never to be exceeded. This charge is intended to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under a policy.

Cost of Insurance Charge.  A monthly charge for the cost of insurance is paid to us and is determined by multiplying a cost of insurance rate by the net amount at risk at the beginning of each Policy Month.

Death Benefit Option 1.  The net amount at risk is equal to the greater of zero, or (a) minus (b), where

(a)	is the applicable death benefit amount on the first day of the month, divided by 1.0024663; and

(b)	is the Policy Value attributed to that death benefit amount on the first day of the month.

Death Benefit Option 2.  The net amount at risk is equal to the Face Amount of insurance.

Cost of insurance rates and net amounts at risk are determined separately for each Coverage Amount and for the excess of the death benefit over the Face Amount (the Face Amount is the sum of the Coverage Amounts).

Attribution of Policy Value for Net Amounts at Risk. To determine the net amounts at risk, the Policy Value will be attributed to Coverage Amounts in the order listed in the policy. The amount of Policy Value attributed to a Coverage Amount will be limited to the amount that results in zero net amount at risk, and any excess Policy Value will then be attributed to the next listed Coverage Amount. Attribution will continue in this manner until either the entire Policy Value is attributed or the end of the list of Coverage Amounts is reached. Any remaining Policy Value will then be attributed to the excess of the death benefit over the Face Amount.

Current Cost of Insurance Rates. Cost of insurance rates are determined separately for each Coverage Amount and the excess of the death benefit over the Face Amount. There are different current cost of insurance rate bases for:

•	Coverage Amounts having sales charges, and

•	The excess of the death benefit over the Face Amount, including any term insurance benefit under the FTIO Rider.

The cost of insurance rate in a specific Policy Month for an applicable death benefit amount will depend on:

•	the cost of insurance rate basis for the applicable death benefit amount,

•	the Life Insured’s Attained Age, sex (unless unisex rates are required by law) and smoking status on the effective date of the applicable death benefit amount,

•	the underwriting class of the applicable death benefit amount,

•	the Coverage Year, or Policy Year for the excess of the death benefit over the Face Amount,

•	any extra charges for substandard ratings, as stated in the policy.

Since the net amount of risk for death benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.

Cost of insurance rates will generally increase with the Life Insured’s age and the Coverage Year.

Cost of insurance rates reflect our expectation as to future mortality experience. They are also intended to cover our general costs of providing the policy, to the extent that these costs are not covered by other charges. Current cost of insurance rates may be changed by us on a basis that does not unfairly discriminate within the class of lives insured.

Guaranteed Maximum Cost of Insurance Rates.  In no event will the cost of insurance rates we charge exceed the guaranteed maximum rates set forth in the policy, except to the extent that an extra charge is imposed for a substandard rating. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Sex Distinct (unless unisex rates are required by law) ANB Aggregate Ultimate Mortality Tables. Current cost of insurance rates may be less than the guaranteed rates.

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Asset Based Risk Charge Deducted from Investment Accounts

We assess a daily charge against amounts in the Investment Accounts. This charge is intended to compensate us for insurance risks we assume under the policy, such as benefit payments and expenses that are higher than we expected. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy. The charge is a percentage of amounts in the Investment Accounts, which will reduce unit values of the sub-accounts. The charge is guaranteed never to exceed an annual rate of 0.50%. Currently, we charge the following rates:

Policy Year	Annual Rate
1-10	0.45%
11+	0.25%

Investment Management Fees and Expenses

The investment management fees and expenses of the portfolios, the underlying variable investment options for the policy, are set forth in the Fee Tables and in the portfolio prospectuses.

Reduction in Charges and Enhanced Surrender Values

The policy is designed for employers and other sponsoring organizations that may purchase multiple policies as a case. The size or nature of the case may result in expected savings of sales, underwriting, administrative or other costs. If so, we expect to offer reductions of policy charges and enhancements of surrender value. Eligibility for reductions and enhancements and the amounts available will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the lives insured, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of our expenses. Some of reductions and enhancements may be guaranteed and others may be subject to restrictions or to withdrawal or modification, on a uniform case basis. We may change the nature and amount of reductions and enhancements available from time to time. Reductions and enhancements will be determined in a way that is not unfairly discriminatory to policy owners.

COMPANY TAX CONSIDERATIONS

Currently, we make no specific charge for any federal, state, or local taxes that we incur that may be attributable to the Separate Account or to the policy. We reserve the right in the future, however, to make a charge for any such tax or other economic burden resulting from the application of tax laws that we determine to be properly attributable to the Separate Account or to the policy.

POLICY VALUE

Determination of the Policy Value

A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks”.

Investment Accounts.  An Investment Account is established under each policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy multiplied by the value of such units.

Fixed Account.  Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. See “The General Account — Fixed Account”.

Loan Account.  Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us that is lower than the loan interest rate charged on Policy Debt. See “Policy Loans — Loan Account”.

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Units and Unit Values

Crediting and Canceling Units. Units of a particular sub-account are credited to a policy when Net Premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are cancelled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or cancelled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at our Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day that is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day that is not a Business Day will be made on the next Business Day.

Unit Values.  For each Business Day the unit value for each sub-account is determined by multiplying the net investment factor for the that sub-account by the unit value for the immediately preceding Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) minus (c), where:

(a)	is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day;

(b)	is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day; and

(c)	is a charge not exceeding the daily mortality and expense risk charge shown in the “Charges and Deductions — Asset Based Risk Charge Deducted from Investment Accounts” section.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

Transfers of Policy Value

Subject to the restrictions set forth below, you may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under “Transfers Involving Fixed Accounts.”

Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose a portfolio to increased portfolio transaction costs (affecting the value of the shares), disruption to management of a portfolio (affecting a subadviser’s ability to effectively manage a portfolio’s investments in accordance with the portfolio’s investment objective and policies) and dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment options. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the

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two transfer per month limit has been reached, but only if 100% of the Policy Value is transferred to the Money Market portfolio. If such a transfer to the Money Market portfolio is made then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described in “Other Information — Payment of Proceeds” occurs. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Transfer Requests.  Transfer requests may be made in writing in a format satisfactory to us. From time to time we may offer you alternate means of communicating transfer requests to us, such as electronic mail, the Internet or telephone. We will use reasonable procedures to confirm that instructions received by alternate means are genuine and we will not be liable for following instructions we have reasonably determined to be genuine.

Limitations on Transfers From the Fixed Account.  The maximum amount that may be transferred from the Fixed Account in any Policy Year is 25% of the Fixed Account Value at the previous Policy Anniversary. Any transfer that involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio. We may allow greater amounts to be transferred from the Fixed Account if a systematic plan of withdrawals is agreed to in advance. For example, we will allow the transfer of 20%, 25%, 33%, 50% and 100% of the remaining balance in the Fixed Account in five successive years provided we agree in advance in writing and that no amounts are transferred into the Fixed Account during the 5 year period.

POLICY LOANS

At any time while this policy is in force, you may borrow against the Policy Value. This policy is the only security for the loan. Policy loans may have tax consequences, see “Tax Treatment of Policy Benefits — Policy Loans”.

A policy loan will affect future Policy Values, since the portion of the Policy Value in the Loan Account will receive the loan interest credited rate rather than varying with the performance of the underlying portfolios or increasing at the Fixed Account interest credited rate. A policy loan may cause a policy to be more susceptible to lapse since it reduces the Net Cash

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Surrender Value from which monthly deductions are taken. A policy loan causes the amount payable upon death of the Life Insured to be reduced by the amount of outstanding Policy Debt.

Maximum Loan.  The amount of any loan cannot exceed the amount that would cause the Policy Debt to equal the policy’s Cash Surrender Value less the monthly deductions due from the date of the loan to the next Policy Anniversary.

Interest Charged on Policy Loans

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 4%.

Loan Account

When a loan is made, an amount equal to the loan will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. You may designate how this amount is allocated among the accounts. If you give no instructions, the amount transferred will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

Interest Credited to the Loan Account. Policy Value in the Loan Account will earn interest at an effective annual rate guaranteed to be at least 3.25%. We may declare a current interest rate that is greater than this, subject to change at any time. The excess of the loan interest charged rate (4%) over the loan interest credited rates will result in a net charge against the Policy Value with respect to any Policy Debt.

Currently we credit loan interest rates which vary by Policy Year as follows:

Policy Years	Current Loan Interest Credited Rates	Excess Loan Interest Charged Rate
1-10	3.25%	0.75%
11+	3.75%	0.25%

Loan Account Adjustments.  On the first day of each Policy Month the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. The amount transferred will be allocated to the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Investment Account or the Fixed Account bears to the Net Policy Value.

Loan Repayments.  Policy Debt may be repaid, in whole or in part, at any time prior to the death of the Life Insured while the policy is in force. A loan repayment amount will be credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value.

Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender

A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any outstanding monthly deductions due minus the Policy Debt. The Net Cash Surrender Value will be determined at the end of the Business Day on which we receive the policy and a written request for surrender at our Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.

Partial Withdrawals

You may make a partial withdrawal of the Net Cash Surrender Value at any time. You may designate how the withdrawal amount is allocated among the Investment Account and the Fixed Account. If you give no instructions, the withdrawal amount will be allocated among the accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value.

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The death benefit may be reduced as a result of a Partial Withdrawal. (See “Death Benefits — Decreases in Face Amount under Death Benefit Option 1 due to a Partial Withdrawal”).

LAPSE AND REINSTATEMENT

Lapse

A policy will go into default at the beginning of a Policy Month if the Net Cash Surrender Value would be zero and below after deducting the monthly deduction then due. A lapse could have adverse tax consequences as described under “Tax Treatment of the Policy — Other Policy Distributions”. We will notify you of the default and will allow you a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate with no value.

Death During Grace Period.  If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value on the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

You may reinstate a policy that has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

•	The policy must not have been surrendered for its Net Cash Surrender Value;

•	Evidence of the Life Insured’s insurability satisfactory to us must be provided; and

•	A premium equal to the payment required during the grace period following default to keep the policy in force is paid.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case.

THE GENERAL ACCOUNT

The general account of John Hancock USA consists of all assets owned by us other than those in Separate Account N and other separate accounts of the Company. Subject to applicable law, we have sole discretion over investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 (“1933 Act”) and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Fixed Account

You may elect to allocate Net Premiums to the Fixed Account or transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

Policy Value in the Fixed Account.  The Policy Value in the Fixed Account is equal to:

•	the portion of the Net Premiums allocated to it; plus

•	any amounts transferred to it; plus

•	interest credited to it; less

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•	any charges deducted from it; less

•	any partial withdrawals from it; less

•	any amounts transferred from it.

Interest on the Fixed Account.  An allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. We may declare a current interest rate in excess of the guaranteed rate, subject to change at any time.

OTHER PROVISIONS OF THE POLICY

Policy Owner Rights

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

Determine when and how much you invest in the various accounts

Borrow or withdraw amounts you have in the accounts

Change the beneficiary who will receive the death benefit

Change the amount of insurance

Turn in (i.e., “surrender”) the policy for the full amount of its Net Cash surrender value

Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy Cancellation

Unless otherwise restricted by a separate agreement, you may:

•	Vary the premiums paid under the policy.

•	Change the death benefit option.

•	Change the premium allocation for future premiums.

•	Take loans and/or partial withdrawals.

•	Surrender the policy.

•	Transfer ownership to a new owner.

•	Name a contingent owner that will automatically become owner if you die before the Life Insured.

•	Change or revoke a contingent owner.

•	Change or revoke a beneficiary.

Assignment of Rights.  We will not be bound by an assignment until we receive a copy of the assignment at our Service Office. We assume no responsibility for the validity or effects of any assignment.

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Beneficiary

You may appoint one or more beneficiaries of the policy by naming them in the application. Beneficiaries may be appointed in three classes — primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the Life Insured’s lifetime by giving written notice in a form satisfactory to us. If the Life Insured dies and there is no surviving beneficiary, you, or your estate if you are the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, we will pay the insurance benefit as if the beneficiary had died before the Life Insured.

Incontestability

We will not contest the validity of a policy after it has been in force during the Life Insured’s lifetime for two years from the Issue Date stated in the policy, nor will we contest the validity of an increase in Face Amount after it has been in force during the Life Insured’s lifetime for two years. If a policy has been reinstated, we can contest any misrepresentation of a fact material to the reinstatement for a period of two years after the reinstatement date.

Misstatement of Age or Sex

If the Life Insured’s stated age or sex or both in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

Suicide Exclusion

If the Life Insured, whether sane or insane, dies by suicide within two years from the Issue Date stated in the policy (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), we will pay only the premiums paid less any partial withdrawals and any Policy Debt. If the Life Insured should die by suicide within two years after a Face Amount increase, the death benefit for the increase will be limited to the monthly deductions for the increase. At our discretion, this provision may be waived; for example, with policies purchased in conjunction with certain existing benefit plans.

Supplementary Benefits

Subject to certain requirements, one or more supplementary benefits may be added to a policy, including the FTIO Rider (see “Death Benefits — Flexible Term Insurance Option Rider”) and, in the case of a policy owned by a corporation or other similar entity, a benefit permitting a change in the Life Insured (a taxable event). More detailed information concerning this supplementary benefit may be obtained from us. There is no cost for any supplementary benefit currently offered by us, with the exception of the FTIO Rider (see “Charges and Deductions — Monthly Deductions”).

TAX TREATMENT OF THE POLICY

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do

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not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death Benefit Proceeds and Other Policy Distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind including loans. (See “7-Pay Premium Limit and Modified Endowment Contract Status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code.

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial 42 withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death

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or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy Loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification Rules and Ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets”. As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact. The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from

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which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 Retirement Plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

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Life Insurance Purchases by Non-Resident Aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

OTHER INFORMATION

Payment of Proceeds

As long as the policy is in force, we will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at our Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum. We may delay the payment of any policy loans, surrenders, partial withdrawals, or insurance benefit that depends on Fixed Account values for up to six months or in the case of any Investment Account for any period during which:

(i)	the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),

(ii)	trading on the New York Stock Exchange is restricted

(iii)	an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets or

(iv)	the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

Reports to Policy Owners

Within 30 days after each Policy Anniversary, we will send you a statement showing, among other things:

•	the amount of death benefit;

•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

•	the value of the units in each Investment Account to which the Policy Value is allocated;

•	the Policy Debt and any loan interest charged since the last report;

•	the premiums paid and other policy transactions made during the period since the last report; and

•	any other information required by law.

You will also be sent an annual and a semi-annual report for each portfolio, which will include a list of the securities, held in each portfolio as required by the 1940 Act.

Distribution of Policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

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JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers, financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing”. These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard Compensation.  JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 30% of the target premium paid in policy year 1, 5% of target premium paid in years 2-5, and 2.5% of the target premium paid in years 6 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 2.5%. Broker-dealers may also receive a service fee of up to $100 per policy per year, and an asset trail of up to .10%. This schedule of compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional Compensation and Revenue Sharing.  To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in

47

connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Responsibilities of John Hancock USA

John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the Life Insured.

Voting Rights

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of particular portfolios. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policy owners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policy owners are received, including shares not attributable to the policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policy owner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If John Hancock USA does disregard voting instructions, it will advise policy owners of that action and its reasons for such action in the next communication to policy owners.

Substitution of Portfolio Shares

It is possible that in the judgment of the management of John Hancock USA, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

John Hancock USA also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the separate account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the separate account to another separate account and from another Separate Account to the separate account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

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Records and Accounts

Our Service Office is responsible for performing all administrative functions, such as decreases, increases, surrender and partial withdrawals, and fund transfers although certain of these functions may be delegated to McCamish Systems, L.L.C., 6425 Powers Ferry Road, Atlanta, Georgia 30339.

All records and accounts relating to the Separate Account and the portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided by us or by McCamish Systems on behalf of us.

State Regulation

John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials in each jurisdiction where they are sold.

John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Further Information

A registration statement under the 1933 Act has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC’s principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact John Hancock USA’s home office, the address and telephone number of which are on the last page of the prospectus.

Financial Statements

The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information which is available upon request.

49

APPENDIX A: DEFINITIONS

Annual Premium Target:  is an amount set forth in the policy that limits the amount of premium attributable to a Coverage Amount in Sales Load calculations.

Attained Age:  is the Issue Age of the Life Insured plus the number of completed Policy Years.

Business Day:  is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

Case:  is a group of policies insuring individual lives with common employment or other relationship, independent of the policies.

Cash Surrender Value:  is the Policy Value less any outstanding monthly deductions due.

Coverage Amount:  is an amount of insurance coverage under the policy with a distinct effective date. The Face Amount of the policy at any time is the sum of the Coverage Amounts in effect.

Coverage Year:  is a one-year period beginning on a Coverage Amount’s effective date and on each anniversary of this date. For Coverage Amounts in effect on the policy’s Effective Date, the Coverage Year is the same as the Policy Year.

Fixed Account:  is the part of the Policy Value that reflects the value you have in our general account.

Investment Account:  is the part of the Policy Value that reflects the value you have in one of the sub-accounts of the Separate Account.

Issue Age:  is the Life Insured’s age on the birthday closest to the Policy Date.

Loan Account:  is the part of the Policy Value that reflects policy loans and interest credited to the Policy Value in connection with such loans.

Minimum Initial Premium:  is the sum of the monthly deductions due for the first 3 Policy Months plus the Premium Charges deductible from this amount.

Net Cash Surrender Value:  is the Cash Surrender Value less the Policy Debt.

Net Policy Value:  is the Policy Value less the value in the Loan Account.

Net Premium:  is the premium paid less the Premium Load and Sales Load.

Policy Date, Policy Anniversary, Policy Month and Policy Year:  Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months, and Policy Anniversaries are measured.

Policy Debt:  on any date is the aggregate amount of policy loans, including borrowed and accrued interest, less any loan repayments.

Policy Value:  is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Service Office:  is PO Box 192, Boston, MA 02117-0192, or such other address as we specify to you by written notice.

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In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE
Express Delivery	Mail Delivery

Specialty Products 197 Clarendon Street, C-6 Boston, MA 02117	Specialty Products and Distribution P.O. Box 192 Boston, MA 02117

Phone:	Fax:
1-800-521-1234	1-617-572-7008

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act No. 811-5130 1933 Act File No. 333-100567

51

Statement of Additional Information dated April 28, 2008

for interests in

John Hancock Life Insurance Company (U.S.A.) Separate Account N (“Registrant”)

Interests are made available under

CORPORATE VUL

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (“JOHN HANCOCK USA” or “DEPOSITOR”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor”. The Depositor is John Hancock USA, a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, John Hancock USA had been known as The Manufacturers Life Insurance Company (U.S.A.).

Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant”. In this case, the Registrant is John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”), a separate account established by John Hancock USA under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by John Hancock Life Insurance Company, or other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and the financial statements of Separate Account N of John Hancock Life Insurance Company (U.S.A.) at December 31, 2007, and for each of the two years in the period ended December 31, 2007, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from

2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2007, 2006, and 2005 was $226,336,094, $128,705,303, and $33,325,216, respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 30% of the target premium paid in policy year 1, 5% of target premium paid in years 2-5, and 2.5% of the target premium paid in years 6 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 2.5%. Broker-dealers may also receive a service fee of up to $100 per policy per year, and an asset trail of up to .10%.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms or other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay their respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

3

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

Years Ended December 31, 2007, 2006, and 2005

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in shareholder’s equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2007 and 2006 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the accompanying consolidated financial statements, the Company has restated its financial statements for the years ended December 31, 2006 and 2005.

As discussed in Note 1 to the accompanying consolidated financial statements, in 2007 the Company changed its method of accounting for collateral related to certain derivative activities, and in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement benefit plans.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 25, 2008

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2007	2006
		Restated
	(in millions)
Assets

Investments
Fixed maturities:
Available-for-sale - at fair value (cost: 2007 - $13,050; 2006 - $11,187)	$13,689	$11,629
Equity securities:
Available-for-sale - at fair value (cost: 2007 - $781; 2006 - $840)	956	1,022
Mortgage loans on real estate	2,414	2,446
Real estate	1,543	1,401
Policy loans	2,519	2,340
Short term investments	2,723	645
Other invested assets	325	144

Total Investments	24,169	19,627

Cash and cash equivalents	3,345	4,112
Accrued investment income	310	247
Deferred policy acquisition costs	5,664	4,655
Deferred sales inducements	264	235
Amounts due from and held for affiliates	2,967	2,886
Reinsurance recoverable	1,390	1,295
Other assets	1,259	1,276
Separate account assets	105,380	90,462

Total Assets	$144,748	$124,795

Liabilities and Shareholder’s Equity

Liabilities:

Future policy benefits	$24,594	$22,379
Policyholders’ funds	300	298
Unearned revenue	543	766
Unpaid claims and claim expense reserves	720	704
Dividends payable to policyholders	210	200
Amounts due to affiliates	4,615	2,996
Deferred income tax liability	1,000	812
Other liabilities	2,002	1,492
Separate account liabilities	105,380	90,462

Total Liabilities	139,364	120,109

Shareholder’s Equity:

Capital stock	5	5
Additional paid in capital	2,222	2,216
Retained earnings	2,572	1,988
Accumulated other comprehensive income	585	477

Total Shareholder’s Equity	5,384	4,686

Total Liabilities and Shareholder’s Equity	$144,748	$124,795

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF INCOME

	For the years ended December 31,
	2007	2006	2005
		Restated	Restated
	(in millions)
Revenues

Premiums	$875	$1,014	$870
Fee income	3,262	2,483	1,769
Net investment income	1,337	1,163	1,169
Net realized investment and other gains	162	32	231

Total revenues	5,636	4,692	4,039

Benefits and expenses

Benefits to policyholders	2,375	1,889	1,579
Other operating costs and expenses	1,269	1,117	921
Amortization of deferred policy acquisition costs and deferred sales inducements	584	536	327
Dividends to policyholders	416	395	400

Total benefits and expenses	4,644	3,937	3,227

Income before income taxes	992	755	812
Income taxes	273	230	253

Net income	$719	$525	$559

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

AND COMPREHENSIVE INCOME

	Capital Stock	Additional Paid In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Shareholder’s Equity	Outstanding Shares
	(in millions, except for shares outstanding)					(thousands)
Balance at January 1, 2005 — As previously reported	$5	$2,024	$1,062	$828	$3,919	4,829
Restatements			42	(90)	(48)

Balance at January 1, 2005 — Restated	5	2,024	1,104	738	3,871	4,829
Comprehensive income:
Net income — Restated			559		559
Other comprehensive income, net of tax:
Net unrealized investment losses — Restated				(104)	(104)
Net losses on cash flow hedges				(1)	(1)
Minimum pension liability				(21)	(21)
Foreign currency translation adjustment — Restated				(87)	(87)

Comprehensive income — Restated					346
Capital contribution from parent		13			13
Transactions with affiliates		8			8
Dividend paid to parent			(200)		(200)

Balance at December 31, 2005 — Restated	$5	$2,045	$1,463	$525	$4,038	4,829

Balance at January 1, 2006 — Restated	$5	$2,045	$1,463	$525	$4,038	4,829
Comprehensive income:
Net income — Restated			525		525
Other comprehensive income, net of tax:
Net unrealized investment losses — Restated				(46)	(46)
Minimum pension liability				5	5
Foreign currency translation adjustment — Restated				(5)	(5)

Comprehensive income — Restated					479
SFAS 158 transition adjustment				(2)	(2)
Common stock issued to parent		71			71
Transaction with affiliate		87			87
Stock options		13			13

Balance at December 31, 2006 — Restated	$5	$2,216	$1,988	$477	$4,686	4,829

Balance at January 1, 2007 — Restated	$5	$2,216	$1,988	$477	$4,686	4,829
Comprehensive income:
Net income			719		719
Other comprehensive income, net of tax:
Net unrealized investment gains				124	124
Net losses on cash flow hedges				(13)	(13)
Change in funded status of pension plan and amortization of periodic pension costs				1	1
Foreign currency translation adjustment				(4)	(4)

Comprehensive income					827
Dividend paid to parent			(135)		(135)
Stock options		6			6

Balance at December 31, 2007	$5	$2,222	$2,572	$585	$5,384	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the years ended December 31,
	2007	2006	2005
		Restated	Restated
	(in millions)
Cash flows provided by (used in) operating activities:
Net income	$719	$525	$559
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Net realized investment and other gains	(162)	(32)	(231)
Amortization of premium/discount – fixed maturities	9	13	27
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,700)	(1,154)	(976)
Amortization of deferred policy acquisition costs and deferred sales inducements	584	536	327
Depreciation and amortization	26	26	27
(Increase) decrease in accrued investment income	(63)	(1)	58
Decrease (increase) in other assets and other liabilities, net	371	507	(325)
Increase (decrease) in policyholder liabilities and accruals, net	781	479	(397)
Increase in deferred income tax liability	127	128	124

Net cash provided by (used in) operating activities	692	1,027	(807)
Cash flows used in investing activities:
Sales of:
Fixed maturities available-for-sale	8,814	9,657	8,293
Equity securities available-for-sale	304	355	153
Maturities, prepayments and scheduled redemptions of:
Fixed maturities available-for-sale	485	658	230
Mortgage loans on real estate	1,453	1,105	508
Real estate sold	—	27	9
Cash received on sale of mortgage backed security to affiliate	15	—	—
Purchases of:
Fixed maturities available-for-sale	(11,150)	(10,327)	(9,294)
Equity securities available-for-sale	(229)	(690)	(261)
Other invested assets	(121)	(74)	(6)
Mortgage loans on real estate issued	(1,409)	(1,128)	(529)
Purchases of real estate	(168)	(16)	(35)
Net purchases of short-term investments	(2,013)	(162)	(112)
Other, net	(249)	(281)	368

Net cash used in investing activities	(4,268)	(876)	(676)
Cash flows provided by financing activities:
Common stock issued to parent	—	71	—
Capital contribution from parent	—	—	13
Cash received on sale of real estate to affiliate	—	150	—
Net cash transferred related to Taiwan operations	—	—	(24)
Universal life and investment-type contract deposits	2,748	2,832	2,144
Universal life and investment-type contract maturities and withdrawals	(509)	(1,266)	(938)
Net transfers to separate accounts from policyholders funds	(881)	(433)	(341)
Unearned revenue on financial reinsurance	(149)	(49)	49
Increase in amounts due to/from affiliates, net	1,768	14	1,869
Excess tax benefits related to share based payments	2	2	—
Net reinsurance recoverable	(35)	49	20
Dividend paid to parent	(135)	—	(200)

Net cash provided by financing activities	2,809	1,370	2,592
Net (decrease) increase in cash and cash equivalents	(767)	1,521	1,109
Cash and cash equivalents at beginning of year	4,112	2,591	1,482

Cash and cash equivalents at end of year	$3,345	$4,112	$2,591

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Summary of Significant Accounting Policies

Business

John Hancock Life Insurance Company (U.S.A.) (JH USA or The Company) is a wholly owned subsidiary of The Manufacturers Investment Corporation (MIC). MIC is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI, in turn, is a wholly owned subsidiary of Manulife Financial Corporation (MFC), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as Manulife Financial.

The Company offers and issues individual and group annuity contracts, and individual life insurance and group pension contracts. All of these contracts (collectively, the contracts) are sold primarily in the United States. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in either the shares of various portfolios of the John Hancock Trust (JHT), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

John Hancock Investment Management Services, LLC (JHIMS), a subsidiary of the Company, is the investment advisor to JHT. On November 1, 2005, JHIMS amended its Limited Liability Company Agreement to admit a new member. This amendment decreased the Company’s consolidated ownership interest in JHIMS from 100% to 95%. JH USA directly owns 57% of JHIMS, while it’s wholly owned subsidiary, John Hancock Life Insurance Company of New York, owns 38%. The remaining 5% of JHIMS is owned by an affiliate, John Hancock Funds, LLC.

Basis of Presentation

The accompanying consolidated financial statements include the accounts of the Company and its majority owned and or controlled subsidiaries. All significant intercompany transactions and balances have been eliminated.

The accompanying consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets.

Restatements

The accompanying consolidated financial statements and footnote disclosures have been restated as of December 31, 2006 and for the years ended December 31, 2006 and 2005, respectively. There were two items requiring restatement as described below.

During the years 2001 through 2006, the Company was not properly recording the changes in the fair value of non-functional currency available-for-sale investments in accumulated other comprehensive income (OCI) or the realized gains and losses related to such securities in the consolidated statements of income. For available-for-sale fixed maturities and equity securities, foreign exchange movements at each balance sheet date were recorded in foreign currency translation adjustments instead of net unrealized investment gains (losses). In addition, when these non-functional currency available-for-sale securities were sold, the applicable foreign exchange gain or loss was not relieved from accumulated other comprehensive income and recorded in the consolidated statements of income. Certain of these available-for-sale investments supported life and annuity contracts where the investment results of the realized and unrealized investment and other gains (losses) are included in the calculation of current or future gross profits for purposes of amortizing deferred policy acquisition costs (DAC). As a result of the error, DAC was not adjusted for the realized and unrealized foreign exchange gains (losses). The after-tax adjustments to correctly record the related activity decreased total consolidated shareholder’s equity by $48.0 million as of January 1, 2005 (the cumulative consolidated income statement and OCI effect for the years 2001 through 2004), and decreased total consolidated shareholder’s equity by $96.0 million and $89.0 million as of December 31, 2006 and 2005, respectively. Consolidated net income was increased by $12.6 million and $10.7 million for the years ended December 31, 2006 and 2005, respectively, as a result of these adjustments.

Certain intercompany reinsurance activity was not properly presented in the Consolidated Statements of Cash Flows for the years ended December 31, 2006 and 2005. As a result of this error, cash flows provided by (used in) operating activities increased by $402 million and $53 million for the years ended December 31, 2006 and 2005, respectively; cash flows used in investing activities increased by $127 million and $112 million for the years ended December 31, 2006 and 2005, respectively; and cash flows provided by financing activities decreased by $275 million for the year ended December 31, 2006 and increased by $59 million for the year ended December 31, 2005.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

The following is a summary of the line items impacted by the Restatement for the 2006 Consolidated Balance Sheet and the Consolidated Statements of Income and Shareholder’s Equity for the years ended December 31, 2006 and 2005:

	Prior to Restatement*	Adjustments	Restated
	(in millions)
December 31, 2006
Deferred policy acquisition costs	$4,701	$(46)	$4,655
Total assets	124,841	(46)	124,795
Deferred income tax liability	762	50	812
Total liabilities	120,059	50	120,109
Retained earnings	1,922	66	1,988
Accumulated other comprehensive income	639	(162)	477
Total shareholder’s equity	4,782	(96)	4,686
Total liabilities and shareholder’s equity	124,841	(46)	124,795

December 31, 2005
Retained earnings	1,410	53	1,463
Accumulated other comprehensive income	667	(142)	525
Total shareholder’s equity	4,127	(89)	4,038

January 1, 2005
Retained earnings	1,062	42	1,104
Accumulated other comprehensive income	828	(90)	738
Total shareholder’s equity	3,919	(48)	3,871

For the year ended December 31, 2006
Net realized investment and other gains	5	27	32
Total revenue	4,665	27	4,692
Amortization of deferred policy acquisition costs and deferred sales inducements	529	7	536
Total benefits and expenses	3,930	7	3,937
Income before income taxes	735	20	755
Income taxes	223	7	230
Net income	512	13	525

For the year ended December 31, 2005
Net realized investment and other gains	209	22	231
Total revenue	4,017	22	4,039
Amortization of deferred policy acquisition costs and deferred sales inducements	322	5	327
Total benefits and expenses	3,222	5	3,227
Income before income taxes	795	17	812
Income taxes	247	6	253
Net income	548	11	559

The consolidated statements of cash flows were restated as applicable for the items noted above.

*	Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments

The Company classifies its fixed maturity securities as available-for-sale and records these securities at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Interest income is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in net investment income. The amortized cost of fixed maturity securities is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income.

Net realized investment and other gains, other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating group annuity contract holder accounts. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected directly in accumulated other comprehensive income after adjustments for deferred income taxes, deferred policy acquisition costs, deferred sales inducements, and participating group annuity contracts.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses on equity securities are reflected in shareholder’s equity, as described above for available-for-sale fixed maturities securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains. Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or accretion of discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on the ex-dividend date.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains.

Policy loans are reported at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities when purchased greater than 90 days and less than one year, are reported at fair value.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposures to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities.

All derivative instruments are reported on the Consolidated Balance Sheets in other invested assets or other liabilities at fair value, with changes in fair value recorded in income or other comprehensive income, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains. For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains, as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains, as well as offsetting changes in fair value for the derivative. Basis adjustments are recognized into income as part of net realized investment and other gains.

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, and swaptions), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs (DAC) and Deferred Sales Inducements (DSI)

Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. DAC associated with annuity contracts and group pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits for such unrealized gains (losses). The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed. As of December 31, 2007 and 2006, the Company’s DAC was deemed recoverable.

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual annuity products (Deferred Sales Inducements or DSI). Those inducements that are incremental to amounts the Company credits on similar contracts without sales inducements and are higher than the contracts’ expected ongoing crediting rates for periods after the inducements are capitalized at inception. The capitalized amounts are then amortized over the life of the underlying contracts consistent with the methodology used to amortize DAC. DSI is reviewed annually to determine recoverability from future income, and if not recoverable, is immediately expensed. As of December 31, 2007 and 2006, the Company’s DSI was deemed recoverable.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying consolidated statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Goodwill

Goodwill, included in other assets, represents the excess of the purchase price paid by the Company over the fair value of the assets and liabilities of Wood Logan Associates (WLA) at the dates the outstanding shares of WLA were acquired. Prior to the adoption of Statement of Financial Accounting Standards No. 142 (SFAS 142), Goodwill and Other Intangible Assets, this goodwill was being amortized over its expected useful life. No goodwill amortization was recorded after the adoption of this standard.

The Company tests goodwill and other non-amortizing intangible assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events). Amortizable intangible assets are tested only in response to triggering events. Impairments would be recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. No impairment was indicated as a result of testing performed in 2007 or 2006.

Separate Accounts

Separate account assets and liabilities reported in the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment and other gains or losses generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, and net realized investment and other gains or losses and the related liability charges of separate accounts are offset within the same line item in the Consolidated Statements of Income. Fees charged to contract holders, principally mortality, policy administration, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds

Policyholder liabilities for traditional non-participating life insurance policies, reinsurance policies, and accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains associated with the underlying assets.

For fixed and variable annuities, group pension contracts, variable life contracts, and universal life insurance contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values before surrender charges and additional reserves established on certain guarantees offered in certain variable annuity products. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders. Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments. Policy benefits charged to expense also include the change in the additional reserve for certain guarantees offered in certain investment type products.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

Benefits for fixed and variable annuities, variable life contracts, universal life insurance contracts, and group pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. For the years 2005 through 2007, interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies ranged from 2.5% to 7.8%. As of December 31, 2007 and 2006, participating insurance liabilities expressed as a percentage of total actuarial reserves and account values were 36.1% and 39.2%, respectively.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claim expense reserves are adequate.

Participating Insurance

For those participating policies in force as of September 23, 1999 and as a result of the demutualization of MLI, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as a separate Closed Block of business. As of December 31, 2007 and 2006, $8,997 million and $8,894 million of policyholder liabilities and accruals related to the participating policyholders’ accounts were included in the Closed Block.

JH USA’s Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Revenue Recognition

Premiums on long-duration life insurance and reinsurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance in force or the present value of annuity benefits, depending on the product type.

Fee income from annuity contracts, pension contracts, and insurance contracts consists of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and will be recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

Share Based Payments

The Company adopted SFAS 123(R), Share Based Payment, on January 1, 2006. This standard requires that the costs resulting from share based payment transactions with employees be recognized in the financial statements using a fair value based measurement method. The Company had previously adopted the fair value recognition provisions of SFAS 123, Accounting for Stock Options, effective January 1, 2003 prospectively for all options granted to employees on or after January 1, 2002.

Certain Company employees are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company’s employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to Company employees is recognized in the accounts of the Company over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to the Company’s employees is recognized in the accounts of the Company over the vesting periods of the units. The share-based payments are a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, are recorded in the accounts of the Company in other operating costs and expenses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

Upon adoption of SFAS 123(R), the Company was required to determine the portion of additional paid in capital that was generated from the realization of excess tax benefits prior to the adoption of SFAS 123(R) available to offset deferred tax assets that may need to be written off in future periods had the Company adopted the SFAS 123 fair value recognition provisions in 2001. The Company elected to calculate this pool of additional paid in capital using the shortcut method as permitted by FASB Staff Position (FSP) 123(R)-3, Transition Election to Accounting for the Tax Effects of Share Based Payment Awards.

SFAS 123(R) also requires the benefits of tax deductions in excess of recognized compensation expense to be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increase net financing cash flows in periods after adoption. In 2007 the Company recognized $2 million of excess tax benefits which was reclassified from net operating cash flows to net financing cash flows. Upon adoption in 2006, the Company recognized $2 million of excess tax benefits related to share based payments which was reclassified from net operating cash flows to net financing cash flows

Federal Income Taxes

The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Foreign Currency Translation

The consolidated balance sheets of the Company’s foreign operations and the Company’s non-U.S. dollar investments are translated into U.S. dollars using translation rates in effect at the Consolidated Balance Sheet dates. The Consolidated Statements of Income of the Company’s foreign operations are translated into U.S. dollars using average translation rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

Recent Accounting Pronouncements

FASB Staff Position FIN39-1

Amendment of Offsetting of Amounts Related to Certain Contracts (FSP FIN39-1)

In April 2007, the FASB issued FSP FIN 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation for offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase of derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 and 2006 of $57 million and $13 million, respectively.

Statement of Financial Accounting Standards No.159, the Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159)

In February 2007, the FASB issued SFAS 159. SFAS 159’s objective is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e., to some but not all similar financial assets or liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

SFAS 159 will be effective for the Company beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact of adoption of SFAS 159 will have on its consolidated financial position and results of operations.

Statement of Financial Accounting Standards No.158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 123(R) (SFAS 158)

In September 2006, the FASB issued SFAS 158. SFAS 158 requires the Company to recognize in its consolidated balance sheet either assets or liabilities for overfunded or underfunded status of its defined benefit postretirement plans. Changes in the funded status of a defined benefit postretirement plan are recognized in accumulated comprehensive income in the year the changes occur.

SFAS 158 was effective for the Company on December 31, 2006. As a result of the adoption of SFAS 158 as of December 31, 2006, the Company recorded a decrease of $2 million, net of tax benefit of $1 million, to accumulated other comprehensive income to recognize the funded status of its defined benefit pension and other post-retirement benefit plans.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157)

On September 15, 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair value items valued using the lowest hierarchy level.

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be prospectively applicable. The Company expects that the adoption of SFAS 157 will have a material effect on its consolidated financial position and results of operations. The impact of adoption is currently being refined.

FASB Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48)

In June 2006 the FASB issued FIN 48. FIN 48 prescribes recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as of the beginning of the year of adoption.

FIN 48 was effective for the Company’s consolidated financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN 48 had no material impact on the Company’s consolidated financial position at December 31, 2007 and consolidated results of operations for the year ended December 31, 2007.

AICPA Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts (SOP 05-1)

In September 2005, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and instead be charged off to expense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

SOP 05-1 was effective for the Company’s internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company’s adoption of SOP 05-1 as of January 1, 2007, there was no impact to the Company’s consolidated financial position or results of operations.

Emerging Issues Task Force Issue No. 04-5, Investor’s Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights (EITF 04-5)

In July 2005, the Emerging Issues Task Force of the FASB issued EITF 04-5. EITF 04-5 mandates a rebuttable presumption that the general partner of a partnership (or managing member of a limited liability company) controls the partnership and should consolidate it, unless limited partners have either substantive kickout rights (defined as the ability to remove the general partner without cause by action of simple majority) or have substantive participating rights (defined as the ability to be actively involved in managing the partnership) or the partnership is a Variable Interest Entity (VIE), in which case VIE consolidated accounting rules should instead be followed. The Company’s adoption of EITF 04-5 in 2006 resulted in no impact to its consolidated financial position and results of operations.

Note 2 – Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Net investment income
Fixed maturities	$798	$730	$705
Equity securities	38	24	17
Mortgage loans on real estate	145	152	157
Real estate	100	98	92
Policy loans	185	166	202
Short term investments	145	61	29
Other	7	(8)	2

Gross investment income	1,418	1,223	1,204
Less investment expenses	81	60	35

Net investment income	$1,337	$1,163	$1,169

		Restated	Restated
Net realized investment and other gains (losses)
Fixed maturities	$69	$(27)	$196
Equity securities	38	44	20
Mortgage loans on real estate	13	13	20
Real estate	—	7	(2)
Derivatives and other invested assets	42	(5)	(3)

Net realized investment and other gains	$162	$32	$231

Gross gains were realized on the sale of available-for-sale securities of $203 million, $189 million (Restated), and $273 million (Restated) for the years ended December 31, 2007, 2006, and 2005, and gross losses were realized on the sale of available-for-sale securities of $51 million, $132 million, and $77 million for the years ended December 31, 2007, 2006, and 2005. In addition, other-than-temporary impairments on available-for-sale securities of $74 million, $64 million, and $14 million for the years ended December 31, 2007, 2006, and 2005 were recognized in the Consolidated Statements of Income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 2 – Investments – (continued)

As of December 31, 2007 and 2006, all fixed maturity and equity securities were classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized below as of the dates indicated:

	December 31, 2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Available-for-Sale:
Corporate securities	$10,364	$574	$(121)	$10,817
Asset-backed & mortgage-backed securities	992	15	(2)	1,005
Obligations of states and political subdivisions	83	4	—	87
Debt securities issued by foreign governments	893	145	—	1,038
U.S. Treasury securities and obligations of U.S. government corporations and agencies	718	24	—	742

Total fixed maturities available-for-sale	13,050	762	(123)	13,689
Equity securities	781	193	(18)	956

Total fixed maturities and equity securities available-for-sale	$13,831	$955	$(141)	$14,645

	December 31, 2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Available-for-Sale:
Corporate securities	$7,543	$477	$(64)	$7,956
Asset-backed & mortgage-backed securities	35	—	(1)	34
Obligations of states and political subdivisions	10	1	—	11
Debt securities issued by foreign governments	45	7	(1)	51
U.S. Treasury securities and obligations of U.S. government corporations and agencies	3,554	26	(3)	3,577

Total fixed maturities available-for-sale	11,187	511	(69)	11,629
Equity securities	840	187	(5)	1,022

Total fixed maturities and equity securities available-for-sale	$12,027	$698	$(74)	$12,651

The amortized cost and fair value of fixed maturities as of December 31, 2007, by contractual maturity, are shown below:

	Amortized Cost	Fair Value
	(in millions)
Available-for-Sale:
Due in one year or less	$386	$387
Due after one year through five years	1,777	1,817
Due after five years through ten years	3,967	4,042
Due after ten years	5,928	6,438

	12,058	12,684
Asset-backed and mortgage-backed securities	992	1,005

Total fixed maturities available-for-sale	$13,050	$13,689

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

As of December 31, 2007, fixed maturity securities with a fair value of $7 million (2006—$8 million) were on deposit with government authorities as required by law.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 2 – Investments – (continued)

Available-for-sale securities with amortized cost of $0 million and $1 million were non-income producing as of December 31, 2007 and 2006 respectively.

The Company participates in a security lending program for the purpose for enhancing income on securities held. At December 31, 2007 and 2006, $1,476 million and $1,320 million, respectively, of the Company’s securities, at market value, were on loan to various brokers or dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102% of the loaned securities’ market value.

Depreciation expense on investment real estate was $26 million in 2007, 2006, and 2005, respectively. Accumulated depreciation was $218 million and $193 million at December 31, 2007 and 2006 respectively.

Analysis of unrealized losses on fixed maturities securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee (the committee) reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. The committee meets with the management responsible for restructurings, as well as the management of each industry team, and portfolio management. The analysis focuses on each investee company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Manulife Credit Committee. The Loan Review Committee includes Manulife’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value is charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that the committee’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Manulife investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by Manulife, or changes in other facts and circumstances lead to a change in the intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

As of December 31, 2007 and 2006, there were 339 and 425 fixed maturity securities with an aggregate gross unrealized loss of $123 million and $69 million as of December 31, 2007 and 2006, of which the single largest unrealized loss was $16 million and $2 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 2 – Investments – (continued)

As of December 31, 2007 and 2006, there were 174 and 75 equity securities with an aggregate gross unrealized loss of $18 million and $5 million as of December 31, 2007 and 2006, of which the single largest unrealized loss was $1 million and $1 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these equity securities will recover in value.

Unrealized Losses on Fixed Maturity and Equity Securities

	As of December 31, 2007
	Less than 12 months		12 months or more		Total
Description of securities:	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses
U.S. Treasury obligations and direct obligations of U.S. government agencies	$6	$—	$24	$—	$30	$—
Federal agency mortgage-backed securities	99	(2)	32	—	131	(2)
Fixed maturity securities issued by foreign governments	—	—	8	—	8	—
Corporate securities	1,521	(50)	1,462	(71)	2,983	(121)

Total fixed maturity securities	1,626	(52)	1,526	(71)	3,152	(123)
Equity securities	145	(18)	—	—	145	(18)

Total fixed maturity and equity securities	$1,771	$(70)	$1,526	$(71)	$3,297	$(141)

Unrealized Losses on Fixed Maturity and Equity Securities

	As of December 31, 2006
	Less than 12 months		12 months or more		Total
Description of securities:	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses
U.S. Treasury obligations and direct obligations of U.S. government agencies	$478	$(2)	$47	$(1)	$525	$(3)
Federal agency mortgage-backed securities	7	—	17	(1)	24	(1)
Fixed maturity securities issued by foreign governments	—	—	10	(1)	10	(1)
Corporate securities	1,200	(26)	1,319	(38)	2,519	(64)

Total fixed maturity securities	1,685	(28)	1,393	(41)	3,078	(69)
Equity securities	77	(3)	19	(2)	96	(5)

Total fixed maturity and equity securities	$1,762	$(31)	$1,412	$(43)	$3,174	$(74)

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that result from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reserve over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 2 – Investments – (continued)

At December 31, 2007 and 2006, the fixed maturity securities had a total gross unrealized loss of $123 million and $69 million, respectively, including basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns tend to play a larger role in the unrealized losses on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased to $19 million at December 31, 2007 from $1 million at December 31, 2006 primarily due to interest rate changes.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the mortgage agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management’s periodic evaluation of the adequacy of the allowance for losses is based on the Company’s past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains.

Changes in the allowance for possible losses on mortgage loans on real estate were as follows:

(in millions)	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period
Year ended December 31, 2007	$3	$5	$5	$3

Year ended December 31, 2006	$5	$1	$3	$3

Year ended December 31, 2005	$7	$3	$5	$5

At December 31, 2007 and 2006, the total recorded investment in mortgage loans considered to be impaired along with the related provision for losses, were as follows:

	As of December 31,
	2007	2006
	(in millions)
Impaired mortgage loans on real estate with provision for losses	$12	$12
Provision for losses	(3)	(3)

Net impaired mortgage loans on real estate	$9	$9

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Average recorded investment in impaired mortgage loans	$12	$16	$31
Interest income recognized on impaired mortgage loans	$—	$—	$—

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 2 – Investments – (continued)

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

There were no restructured mortgage loans as of December 31, 2007 and 2006.

At December 31, 2007, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount
	(in millions)		(in millions)
Apartments	$322	East North Central	$272
Industrial	493	East South Central	35
Office buildings	941	Middle Atlantic	441
Retail	451	Mountain	207
Multi family	4	New England	124
Mixed use	74	Pacific	684
Agricultural	64	South Atlantic	509
Other	68	West North Central	14
		West South Central	131
Allowance for losses	(3)	Allowance for losses	(3)

Total	$2,414	Total	$2,414

Mortgage loans with outstanding principal balances of $11 million were non-income producing as of December 31, 2007. There was $1 million of non-income producing real estate as of December 31, 2007.

Note 3 – Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2007 and 2006 was $216 million and $52 million, respectively, and is reported on the Consolidated Balance Sheets in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2007 and 2006 was $309 million, and $104 million, respectively, and is reported on the Consolidated Balance Sheets in other liabilities.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses cross currency rate swap agreements to manage exposures to foreign currency arising from its consolidated balance sheet assets and liabilities. Cross currency swap agreements involve an initial and financial exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 3 – Derivatives and Hedging Instruments – (continued)

Product Derivatives

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (GMWB) rider. This rider is effectively an embedded option on the basket of the mutual funds which is sold to contract holders. Beginning in November 2007, for certain contracts issued during 2007, the Company started a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swaps, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Sox 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2007, 2006 and 2005, the Company recognized net gains of $0.2 million and $3 million, and net losses of $2 million, respectively, related to the ineffective portion of its fair value hedges.

Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows arising from floating-rate assets held on its Consolidated Balance Sheet. Under interest rate swap agreements, the Company agrees with other parties to exchange, at specific intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

The Company uses cross currency swaps to manage exposures to foreign currency and variable interest rates arising from its on-balance sheet assets. Cross currency swaps involve an initial and final exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency. The Company uses foreign currency forward contracts to hedge foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and policy acquisition expenses in Canadian dollars. These foreign currency contracts qualify as cash flow hedges of foreign currency expenses.

For the years ended December 31, 2007 and 2006 the Company recognized gains of $0 million and $0 million related to the ineffective portion of its cash flow hedges. For the years ended December 31, 2007 and 2006 all of the Company’s hedged forecast transactions qualified as cash flow hedges.

For the year ended December 31, 2007, a net gain of $0.5 million was reclassified from accumulated other comprehensive income to earnings. It is anticipated that approximately $0.2 million will be reclassified from accumulated other comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 3.6 years.

For the years ended December 31, 2007 and 2006, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2007, 2006 and 2005, losses of $0.3 million, $9.8 million, and $8.3 million, (net of tax of $0.2 million, $5.3 million, and $4.5 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $0.1 million, $0.4 million, and $5.1 million (net of tax of $0.1 million, $0.3 million and $2.8 million) at December 31, 2007, 2006 and 2005, respectively.

For the years ended December 31, 2007 and 2006, the Company recognized net gains of $21.6 million and net losses of $17.8 million, respectively, related to derivatives in a non-hedge relationship. These amounts are recorded in net realized investment and other gains and losses.

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges, without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its businesses without designating the derivatives as hedging instruments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 3 – Derivatives and Hedging Instruments – (continued)

Outstanding derivative instruments were as follows:

	As of December 31,
	2007			2006
	Notional Amount	Carrying Value	Fair Value	Notional Amount	Carrying Value	Fair Value
	(in millions)
Assets:
Derivatives:
Interest rate swap agreements	$1,653	$28.2	$28.2	$1,230	$33.8	$33.8
Currency rate swap agreements	1,214	178.9	178.9	1,030	18.4	18.4
Foreign exchange forward agreements	89	8.9	8.9	38	0.2	0.2

Liabilities:
Derivatives:
Interest rate swap agreements	$1,818	$22.1	$22.1	$1,893	$48.5	$48.5
Currency rate swap agreements	1,567	276.4	276.4	1,128	45.1	45.1
Equity Swaps	0.5	1.4	1.4	—	—	—
Foreign exchange forward agreements	212	8.8	8.8	323	10.4	10.4
Embedded derivatives	2	—	—	2	—	—

Note 4 – Income Taxes

JH USA and its subsidiaries (collectively the companies) join with MIC and other affiliates in filing a consolidated federal income tax return. John Hancock Life Insurance Company of New York (JHNY), a wholly-owned subsidiary of the Company, filed a separate federal income tax return for the year ended December 31, 2005. JHNY joined the companies in filing a consolidated federal income tax return for the years ended December 31, 2007 and 2006.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax provision (or benefit) is computed as if JH USA and the companies each filed separate federal income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

The components of income tax expense were as follows:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)
Current taxes:
Federal	$223	$(7)	$128

Deferred taxes:
Federal - Restated	50	237	125

Total income tax expense - Restated	$273	$230	$253

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 4 – Income Taxes – (continued)

A reconciliation of income taxes computed by applying the 35% federal income tax rate to income before income taxes to income tax expense charged to operations follows:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)
Tax at 35% — Restated	$348	$264	$284

Add (deduct):
Prior year taxes	(43)	(4)	(9)
Tax exempt investment income	(160)	(42)	(28)
Unrecognized tax benefits	161	9	3
Credits	(35)	—	—
Other	2	3	3

Total income tax expense — Restated	$273	$230	$253

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each consolidated balance sheet date. The significant components of the Company’s deferred tax assets and liabilities were as follows:

	December 31,
	2007	2006
		Restated
	(in millions)
Deferred tax assets:
Policy reserve adjustments	$785	$891
Tax credits	139	79
Net operating loss carryforwards	86	—
Other	30	7

Total deferred tax assets	1,040	977

Deferred tax liabilities:
Deferred policy acquisition costs	$1,147	$974
Unrealized gains on securities available-for-sale	447	419
Premiums receivable	24	21
Investments	303	236
Reinsurance	104	97
Other	15	42

Total deferred tax liabilities	2,040	1,789

Net deferred tax liabilities	$1,000	$812

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 4 – Income Taxes – (continued)

As of December 31, 2007, the Company had $246 million of operating loss carry forwards that will expire in various years through 2022. As of December 31, 2007, the Company had $139 million of unused tax credits. Unused tax credits will expire in various years through 2025. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $28 million, $9 million, and $66 million in 2007, 2006, and 2005, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions the Company is no longer subject to U.S. federal, state or local income tax examinations by taxing authorities for years before 1998. The Internal Revenue Service (IRS) completed its examinations for years 1998 through 2003 on December 31, 2005. The Company has filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of the Company’s U.S. income tax returns for years 2004 through 2005 in the third quarter of 2007 that is anticipated to be completed by the end of 2009.

The Company adopted the provisions of FIN 48 on January 1, 2007. In connection with the adoption of FIN 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for 2007 is as follows:

Amount of Unrecognized Tax Benefits as of December 31, 2007
(in millions)
Balance as of January 1, 2007	$230
Additions based on tax positions related to the current year	77
Reductions based on tax positions related to current year	(7)
Additions for tax positions of prior years	89
Reductions for tax positions of prior years	(10)

Balance as of December 31, 2007	$379

Included in the balance as of December 31, 2007, are $ 291 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balance as of December 31, 2007, are $ 88 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest expense related to unrecognized tax benefits in other operating costs and expenses and penalties in income tax expense. During the years ended December 31, 2007, and 2006, the Company recognized approximately $(24) and $17 million, in interest (benefit) expense, respectively. The Company had approximately $39 million and $63 million accrued for interest as of December 31, 2007 and December 31, 2006, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2007, 2006, and 2005.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 5 – Related Party Transactions

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $336 million, $323 million, and $293 million for the years ended December 31, 2007, 2006, and 2005. As of December 31, 2007 the Company has amounts receivable from MFC and MLI of $18 million. As of December 31, 2006 the Company had accrued liabilities to MFC and MLI of $26 million.

There are two service agreements, both effective as of April 28, 2004, between the Company and John Hancock Life Insurance Company (JHLICO). Under one agreement, the Company provides services to JHLICO, and under the other JHLICO provides services to the Company. In both cases, the Provider of the services can also employ a Provider Affiliate to provide services. In the case of the service agreement where JHLICO provides services to the Company, a Provider Affiliate means JHLICO’s parent, John Hancock Financial Services, Inc., (JHFS), and its direct and indirect subsidiaries. Net services provided by the Company to JHLICO were $126 million for the year ended December 31, 2007, $111 million for the year ended December 31, 2006, and $92 million for the year ended December 31, 2005. As of December 31, 2007 and 2006 there were accrued receivables from JHLICO to the Company of $87 million and $104 million, respectively.

Management believes the allocation methods used for service agreements are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

On December 14, 2006, the Company issued one share of common stock to MIC for $71 million in cash.

MFC also provides a claims paying guarantee to certain U.S. policyholders.

On December 20, 2002, the Company entered into a reinsurance agreement with Manulife Reinsurance Limited (Bermuda) (MRBL), an affiliated company, to reinsure a block of variable annuity business. The contract reinsures all risks; however, the primary risk reinsured is investment and lapse risk with only limited coverage of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the agreement, the Company received a ceding commission of $397 million, $371 million, and $338 million for the years ended December 31, 2007, 2006, and 2005, respectively. These are classified as unearned revenue. The amounts are being amortized to income as payments are made to MRBL. The balance of this unearned revenue as of December 31, 2007 and 2006 was $437 million and $425 million, respectively.

On December 31, 2003, the Company entered into a reinsurance agreement with MRBL, to reinsure 90% of the non-reinsured risk of the closed block of participating life insurance business. As approximately 90% of the mortality risk is covered under previously existing contracts with third party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in a trust on behalf of MRBL and are included in amounts due from and held for affiliates in the Consolidated Balance Sheets. The amounts held at December 31, 2007 and 2006 were $2,737 million and $2,616 million, respectively, and are accounted for as invested assets available-for-sale.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 5 – Related Party Transactions – (continued)

Pursuant to a promissory note issued December 19, 2000 and to a Credit Agreement of the same date, the Company borrowed $250 million from an affiliate, Manulife Hungary Holdings KFT (MHHL). The maturity date with respect to this note is 365 days following the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equal to 3-month U.S. dollar London Inter-Bank Offer Rate (LIBOR) plus 25 basis points and is payable quarterly. The interest rate was 5.09% as of December 31, 2007. On December 30, 2002, the Company repaid $176 million of the original principal balance. On December 21, 2007 the Company repaid $70 million of the remaining principal balance. The principal balance outstanding as of December 31, 2007 and 2006 was $4 million and $74 million, respectively. Interest expense was $4.2 million for the year ended December 31, 2007 (2006 - $4.0 million; 2005 - $2.6 million) Interest expense on all borrowings from related parties is included in other operating costs and expenses on the Consolidated Statements of Income.

Pursuant to a promissory note issued August 7, 2001 and to a Credit Agreement of the same date, the Company borrowed $4 million from MHHL. The maturity date with respect to this note is 365 days after the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 25 basis points and is payable quarterly. The interest rate was 5.09% as of December 31, 2007. Interest expense was $0.2 million for the year ended December 31, 2007 (2006 - $0.2 million; 2005 - $0.1 million).

Pursuant to a demand promissory note dated August 16, 2006, the Company borrowed $8 million from an affiliate, P.T. Manulife Aset Manajemen Indonesia. Interest was calculated at a fluctuating rate equal to 3-month LIBOR and was payable quarterly. The interest rate was 5.37% as of December 31, 2006. The Company repaid the note on February 20, 2007. Interest expense was $0.1 million for the year ended December 31, 2007 (2006 - $0.2 million).

Pursuant to a Note Purchase Agreement dated November 10, 2006, the Company borrowed $90 million from JHLICO. The note matures on December 1, 2011 and is secured by a mortgage on the Company’s property at 601 Congress Street, Boston, MA. The note provides for interest-only payments of $0.4 million per month commencing January 1, 2007 through November 1, 2011. The interest rate for the term of this note is fixed at 5.73%. Interest expense was $5.2 million for the year ended December 31, 2007 (2006 - $0.4 million).

Pursuant to a subordinated promissory note dated December 22, 2006, the Company borrowed $136 million from an affiliate, Manulife Holdings (Delaware) LLC (MHDL). Interest is calculated at a fluctuating rate equal to 3 month LIBOR plus 30 basis points and is payable quarterly. The interest rate was 5.27% as of December 31, 2007. The note matures on December 15, 2016. Interest expense was $7.9 million for the year ended December 31, 2007 (2006 - $0.2 million).

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDL. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points and is payable quarterly. The interest rate was 5.29% as of December 31, 2007. The note matures on December 15, 2016. Interest expense was $23.4 million for the year ended December 31, 2007.

Effective January 1, 2005, the Company transferred its Taiwan branch operations to an affiliate, Manulife (International) Limited (MIL). Assets of $295 million and liabilities of $176 million were transferred. The loss on the intercompany transfer of $77 million, net of tax benefit of $42 million, was accounted for as a transaction between entities under common control and recorded as a reduction to additional paid in capital.

During the fourth quarter of 2005, a block of business of the Taiwan branch was transferred back to the Company through reinsurance, in two steps. First MIL entered into a modified coinsurance agreement with an affiliate, Manufacturers Life Reinsurance Limited (MLRL), transferring the business to MLRL. Then MLRL entered into a modified coinsurance agreement with the Company, transferring the business to the Company. The Company recorded reinsurance recoverable of $152 million, assumed policyholder liabilities of $123 million, and received a ceding commission of $102 million. These transactions were also accounted for as transactions between entities under common control, and the gain of $85 million, net of tax expense of $46 million, was recorded as an increase to additional paid in capital.

The net effect on the Company’s additional paid in capital for the transfer and reinsurance of the Taiwan branch business was an increase of $8 million in 2005.

Subsequent to the transfer it was determined that reserves on the Taiwan business needed to be strengthened by $10 million net of tax benefit of $5 million. This activity was reported in the Company’s 2005 Consolidated Statement of Income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 5 – Related Party Transactions – (continued)

On December 28, 2006 the Company sold real estate held for investment with a net book value of $17 million to JHILCO for $150 million in cash. Since this sale was accounted for as a transaction between entities under common control, the difference between the net book value and sales price resulted in an increase of $87 million (net of tax of $46 million) to the Company’s additional paid in capital as of December 31, 2006.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreement effective November 13, 2007. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5.0 billion in U.S. dollar deposits and $200.0 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on the funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid (LIBID).

The following table exhibits the affiliates and their participation in the Company’s Liquidity Pool:

	December 31, 2007	December 31, 2006

Affiliate	(in millions)
The Manufacturers Investment Corporation	$25	$62
Manulife Holdings (Delaware) LLC	36	—
Manulife Reinsurance Ltd	158	308
Manulife Reinsurance (Bermuda) Ltd	155	318
Manulife Hungary Holdings KFT	48	33
Manulife Insurance Company	31	51
John Hancock Life Insurance Company	1,736	550
John Hancock Variable Life Insurance Company	90	202
John Hancock Insurance Company of Vermont	95	71
John Hancock Reassurance Co, Ltd	271	236
John Hancock Financial Services, Inc	550	56
The Berkeley Financial Group, LLC	12	28
John Hancock Subsidiaries, LLC	68	4

Total	$3,275	$1,919

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

Note 6 – Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

	For the years ended December 31,
	2007		2006		2005
	Premiums		Premiums		Premiums
	Written	Earned	Written	Earned	Written	Earned
Direct	$1,148	$1,149	$1,294	$1,294	$1,319	$1,319
Assumed	426	420	369	405	287	315
Ceded	(694)	(694)	(685)	(685)	(764)	(764)

Net Premiums	$880	$875	$978	$1,014	$842	$870

Benefits to policyholders under life, health and annuity ceded reinsurance contracts were $725 million, $423 million, and $492 million for the years ended December 31, 2007, 2006, and 2005, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 6 – Reinsurance – (continued)

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 7 – Pension Benefit Plans and Other Postretirement Benefit Plans

The Company provides pension benefits to substantially all of its U.S. based employees. These benefits are provided through both funded qualified (the Plan) and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with compensation and/or pension benefits in excess of the qualified plan limits under applicable law. The Company uses a December 31 measurement date. Pension benefits are provided to participants of the Plan after three years of vesting. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65. Various optional forms of payment are available including lump sum. Early retirement benefits are actuarially equivalent to the projected age 65 cash balance account, but are subsidized for participants who were age 45 with five or more years vesting service on July 1, 1998 and who terminate employment after attaining age 50 and completing 10 years of service.

Under the Plan, accrued benefits as of July 1, 1998 under the prior plan formula, which was based on service and final average compensation, were converted to opening cash balance accounts. Cash balance accounts are credited with contribution and interest credits. Interest credits are a function of the market yield on 1-year U.S. Treasury Constant Maturities.

As of December 31, 2006, the Plan was merged with the qualified pension plan of JHLICO, with JHFS as plan sponsor. The plan features and designs were generally maintained for the different participant populations. Pursuant to the merger, all of the assets of the former plans are commingled. The aggregate pool of assets from the former plans is available to meet the obligations of the merged plan. As a result of the merger, the aggregate gains for the combined Plan fell within the 10% gain/loss corridor and resulted in an expense reduction of approximately $3 million for JH USA.

A Plan amendment to harmonize Plan features and designs for future benefit accruals for the different participant populations was agreed upon in a May 3, 2007 resolution. Additional contribution credits for participants with at least 10 years of service as of January 1, 2008 were also established as a transition measure to the harmonized design for the period 2008 through 2011. Pension benefits accrued prior to the effective date will continue to be governed by the prior plan provisions. The amendment triggered a mid-year remeasurement of assets and liabilities for pension and retiree welfare plans, which resulted in a $3 million increase in Accumulated Other Comprehensive Income. This increase was partially offset with the year-end remeasurement of assets and obligations that resulted in a $2 million decrease in Accumulated Other Comprehensive Income.

In addition, the Company provides and maintains an unfunded non-qualified defined benefit pension plan for employees whose qualified pension benefits are restricted by Internal Revenue Code limitations. Cash balance accounts are credited annually with contributions and interest credits. Interest credits are a function of the market yield on 1-year U.S. Treasury Constant Maturities. The Company makes annual cash balance credits for each participant’s compensation that is in excess of the compensation limit outlined in the Internal Revenue Code. These contributions serve to restore to each participant the benefit the participant would be entitled to under the qualified plan but for the compensation and benefit limitations in the Internal Revenue Code. The Company provides benefits to employees who terminate after three years of vesting service.

A new nonqualified pension plan was established as of January 1, 2008 with participant directed investment options. The prior plan was frozen as of January 1, 2008. The benefits accrued under the prior plan continue to be subject to the prior plan provisions.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The Company’s expense for defined contribution plans was $7 million in 2007 (2006 - $3 million; 2005 - $4 million).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 7 – Pension Benefit Plans and Other Postretirement Benefit Plans – (continued)

The Company has an employee welfare plan for medical and life insurance covering its retired employees hired before January 1, 2005, who have attained age 50 and have 10 or more years of service with the Company. This welfare plan provides primary medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement with contributions not required for certain select retirees. It also provides the employee with a life insurance benefit of 100% of the basic coverage just prior to retirement up to a maximum of $2.5 million.

The Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also the number of years of service required to be eligible for the benefit was increased to 15 years. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Information applicable to the Employee Retirement Plans and the Post-retirement Benefit Plan as estimated by a consulting actuary for the years ended December 31, 2007 and 2006 was as follows:

Obligations and Funded Status:

	Years Ended December 31,
	Employee Retirement Plans		Post-retirement Benefit Plan
	2007	2006	2007	2006
	(in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$121	$118	$28	$35
Service cost	7	6	—	—
Interest cost	7	6	2	2
Actuarial (gain)/loss	9	(2)	1	(7)
Plan amendments	(7)	—	—	—
Curtailment	(4)	—	—	—
Benefits paid	(9)	(7)	(1)	(2)

Benefit obligation at end of year	$124	$121	$30	$28

Change in plan assets:
Fair value of plan assets at beginning of year	$75	$71	$—	$—
Actual return on plan assets	6	9		—
Employer contribution	3	2	1	2
Benefits paid	(9)	(7)	(1)	(2)

Fair value of plan assets at end of year	$75	$75	$—	$—

Funded status at end of year	$(49)	$(46)	$(30)	$(28)

Current liabilities	(2)	(2)	—	—
Noncurrent liabilities	(47)	(44)	(30)	(28)

Net financial position	$(49)	$(46)	$(30)	$(28)

Amounts recognized in the accumulated other comprehensive income Prior service cost	$(5)	$2	$—	$—
Net actuarial loss/(gain)	48	43	(11)	(12)

Total	$43	$45	$(11)	$(12)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 7 – Pension Benefit Plans and Other Postretirement Benefit Plans – (continued)

The incremental effects of applying SFAS 158 to individual line items in the Consolidated Balance Sheet on December 31, 2006 were as follows:

	Pre SFAS 158	Incremental effect of adopting SFAS 158	Post SFAS 158
	Restated		Restated
	(in millions)
Other assets	$1,299	$(23)	$1,276

Total assets	$124,818	$(23)	$124,795

Deferred income tax liability	$810	$2	$812
Other liabilities	$1,520	$(28)	$1,492

Total liabilities	$120,135	$(26)	$120,109

Accumulated other comprehensive income	$474	$3	$477

Total shareholder’s equity	$4,683	$3	$4,686

Information for pension plans with accumulated benefit obligations in excess of plan assets:

	As of December 31,
	2007	2006
	(in millions)
Accumulated benefit obligations	$117	$107
Projected benefit obligations	124	121
Fair value of plan assets	75	75

Components of Net Periodic Benefit Cost:

	Years Ended December 31,
	Pension Benefits			Other Postretirement Benefits
	2007	2006	2005	2007	2006	2005
	(in millions)
Service cost	$7	$6	$6	$—	$—	$2
Interest cost	7	6	6	2	2	2
Expected return on plan assets	(6)	(5)	(5)	—	—	—
Amortization of prior service cost	—	—	—	—	—	1
Recognized actuarial loss (gain)	1	3	3	—	—	(1)

Net periodic benefit cost	$9	$10	$10	$2	$2	$4

The amounts included in accumulated other comprehensive income expected to be recognized as components of net periodic cost in 2008 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of prior service cost	$(0.5)	$0.1
Amortization of actuarial (gain) loss, net	0.1	—

Total	$(0.4)	$0.1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 7 – Pension Benefit Plans and Other Postretirement Benefit Plans – (continued)

Assumptions:

Weighted-average assumptions used to determine benefit obligation were as follows:

	Years Ended December 31,
	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
Discount rate	6.00%	5.75%	6.00%	5.75%
Rate of compensation increase	5.10%	4.00%	N/A	N/A
Health care trend rate for following year	N/A	N/A	9.00%	9.50%
Ultimate trend rate	N/A	N/A	5.00%	5.00%
Year ultimate rate reached	N/A	N/A	2016	2016

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

	Years Ended December 31,
	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
Discount rate	5.75%	5.50%	5.75%	5.50%
Expected long-term return on plan assets	8.25%	8.25%	N/A	N/A
Rate of compensation increase	4.00%	4.00%	N/A	N/A
Health care trend rate for following year	N/A	N/A	9.50%	10.00%
Ultimate trend rate	N/A	N/A	5.00%	5.00%
Year ultimate rate reached	N/A	N/A	2016	2016

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary and guidance from SEC staff are also considered.

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	1-Percentage Point Increase	1-Percentage Point Decrease
	(in millions)
Effect on total service and interest costs in 2007	$0.1	$(0.1)
Effect on postretirement benefit obligations as of December 31, 2007	$1.7	$(1.5)

Plan Assets

The Company’s weighted-average asset allocations for its pension plans at December 31, 2007 and 2006 by asset category were as follows:

	Plan Assets at December 31,
	2007	2006
Asset Category
Equity securities	64%	66%
Fixed maturity securities	26	29
Real estate	3	5
Other	7	—

Total	100%	100%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 7 – Pension Benefit Plans and Other Postretirement Benefit Plans – (continued)

The target asset allocations for the Company’s pension plans are summarized below for major asset categories:

Asset Category
Equity securities	50%-80%
Fixed maturity securities	23% - 35%
Real estate	0% - 5%
Other	5% - 15%

The plans did not own any of the Company’s stock at December 31, 2007 and 2006.

Cash Flows

Contributions

The Company’s funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2007 and 2006, no contributions were made to the qualified plans. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. In 2007 and 2006, $3 million and $2 million, respectively, were contributed to the non-qualified plans. The Company expects to contribute approximately $0 million to its qualified pension plans in 2008 and approximately $2 million to its non-qualified pension plans in 2008.

The Company’s policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits.

Projected Employer Pension Benefits Payments

Projections for benefit payments for the next ten years are as follows:

Year	Total Qualified	Total Nonqualified	Total
	(in millions)
2008	$8	$2	$10
2009	9	2	11
2010	9	2	11
2011	9	2	11
2012	7	3	10
2013-2017	41	12	53

Projected Employer Postretirement Benefits Payments (includes Future Service Accruals)

Year	Gross Payments	Medicare Part D Subsidy	Net Payments
	(in millions)
2008	$1.9	$0.1	$1.8
2009	1.9	0.1	1.8
2010	2.0	0.2	1.8
2011	2.1	0.2	1.9
2012	2.1	0.2	1.9
2013-2017	11.0	0.7	10.3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 8 – Commitments and Contingencies

Commitments

As of December 31, 2007, the Company had outstanding commitments involving seven mortgage applications in the United States for a total of $112 million to be disbursed in 2008.

On December 19, 2006 the Company entered into a purchase and sale agreement to acquire $154 million of real estate to be held for investment. The purchase closed on February 6, 2007.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses were $12 million for the year ended December 31, 2007 (2006 - $11 million; 2005 - $11 million).

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The approximate minimum aggregate rental commitments on the ground lease together with other rental office space commitments are as follows:

Operating Leases
(in millions)
2008	$2
2009	2
2010	2
2011	2
2012	2
Thereafter	413

Total	$423

There were no other material operating leases in existence as of December 31, 2007.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming it as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial position and results of operations.

Note 9 – Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock:

Preferred stock, $1.00 par value, 50,000,000 shares authorized, 100,000 shares issued and outstanding at December 31, 2007 and 2006.

Common stock, $1.00 par value, 50,000,000 shares authorized, 4,728,935 shares issued and outstanding at December 31, 2007 and 2006.

All outstanding common and preferred stock is owned by the Company’s parent, MIC.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 9 – Shareholder’s Equity – (continued)

Accumulated Other Comprehensive Income

Changes in accumulated other comprehensive income for the years indicated are presented below:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Minimum Pension Liability Adjustment	Accumulated Other Comprehensive Income
	(in millions)
Balance at January 1, 2005 — Restated	$610	$9	$123	$(4)	$738
Gross unrealized gains (net of deferred income tax expense of $1 million) — Restated	1				1
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $67 million) — Restated	(125)				(125)
Adjustment for participating group annuity contracts (net of deferred income tax benefit of $7 million)	(14)				(14)
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax expense of $18 million) — Restated	34				34

Net unrealized investment losses — Restated	(104)				(104)
Foreign currency translation adjustment — Restated			(87)		(87)
Minimum pension liability (net of deferred income tax benefit of $11)				(21)	(21)
Net accumulated losses on cash flow hedges (net of deferred income tax benefit of $0)		(1)			(1)

Balance at December 31, 2005 — Restated	$506	$8	$36	$(25)	$525

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Minimum Pension Liability Adjustment		Additional Pension and Postretirement Unrecognized Net Periodic Cost	Accumulated Other Comprehensive Income
	(in millions)
Balance at January 1, 2006 — Restated	$506	$8	$36		$(25)	$0	$525
Gross unrealized losses (net of deferred income tax benefit of $32 million) — Restated	(60)						(60)
Reclassification adjustment for losses realized in net income (net of deferred income tax benefit of $2 million) — Restated	5						5
Adjustment for participating group annuity contracts (net of deferred income tax expense of $15 million)	28						28
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax benefit of $10 million) — Restated	(19)						(19)

Net unrealized investment losses — Restated	(46)						(46)
Foreign currency translation adjustment — Restated			(5)				(5)
Minimum pension liability (net of deferred income tax expense of $3 million)					5		5
SFAS 158 transition adjustment					20	(22)	(2)
Net accumulated losses on cash flow hedges (net of deferred income tax benefit of $0)		—					—

Balance at December 31, 2006 — Restated	$460	$8	$31	$	_—	$(22)	$477

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 9 – Shareholder’s Equity – (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Cost	Accumulated Other Comprehensive Income
	(in millions)
Balance at January 1, 2007 — Restated	$460	$8	$31	$(22)	$477
Gross unrealized gains (net of deferred income tax expense of $135 million)	250				250
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $51 million)	(94)				(94)
Adjustment for participating group annuity contracts (net of deferred income tax expense of $11 million)	19				19
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax benefit of $27 million)	(51)				(51)

Net unrealized investment gains	124				124
Foreign currency translation adjustment			(4)		(4)
Change in funded status of pension plan, less amortization of periodic pension costs				1	1
Net accumulated losses on cash flow hedges (net of deferred income tax benefit of $7)		(13)			(13)

Balance at December 31, 2007	$584	$(5)	$27	$(21)	$585

Net unrealized investment gains included in the Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	2007	2006	2005
As of December 31:	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities available for sale — Restated	$855	$634	$864
Equity securities available for sale — Restated	435	417	258
Other, net	(6)	(7)	8

Total — Restated	1,284	1,044	1,130
Amounts of unrealized investment gains attributable to:
Deferred policy acquisition costs and deferred sales inducements — Restated	208	130	102
Participating group annuity contracts	176	208	251
Deferred income taxes — Restated	316	246	271

Total	700	584	624

Net unrealized investment gains — Restated	$584	$460	$506

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 9 – Shareholder’s Equity—(continued)

Statutory Results

JH USA and its domestic insurance subsidiary, JHNY, prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the states of domicile. For JH USA, the State of Michigan only recognizes statutory accounting practices prescribed or permitted by Michigan insurance regulations and laws. The National Association of Insurance Commissioners’ Accounting Practices and Procedures manual has been adopted as a component of prescribed or permitted practices by Michigan. The Michigan Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

At December 31, 2007, 2006, and 2005 there were no permitted practices.

The Company’s statutory net loss for the year ended December 31, 2007 was $41 million (unaudited). The Company’s statutory capital and surplus was $1,493 million as of December 31, 2007 (unaudited).

Michigan has enacted laws governing the payment of dividends by insurers. Under Michigan insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Michigan Division of Insurance. Michigan law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Michigan Division of Insurance, to the greater of (i) 10% of its statutory policyholders’ surplus as of the preceding December 31 or (ii) the individual company’s statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

As a result of the demutualization of MLI there are regulatory restrictions on the amounts of participating profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of policyholder dividends. The transfers are governed by the terms of MLI’s Plan of Demutualization.

Note 10 – Segment Information

The Company operates in three business segments. Two segments, Protection and Wealth Management, primarily serve retail and institutional customers. The third, Corporate, includes activities not allocated to the other two segments, and the Company’s reinsurance operations.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuity contracts and group pension contracts. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments. The Company’s reinsurance operations are also reported in this segment. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer, or to the assumption of risk from other insurers.

The accounting policies of the segments are the same as those described above in Note 1 – Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of invested assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 10 – Segment Information – (continued)

The following tables summarize selected consolidated financial information by segment for the periods indicated:

	Protection	Wealth Management	Corporate	Consolidated
	(in millions)
Year ended December 31, 2007
Revenues:
Revenues from external customers	$1,844	$2,057	$236	$4,137
Net investment income	782	242	313	1,337
Net realized investment and other gains (losses)	68	(6)	100	162

Revenues	$2,694	$2,293	$649	$5,636

Net income:	$210	$318	$191	$719

Supplemental Information:
Equity in net loss of investees accounted for by the equity method	—	—	$(2)	$(2)
Carrying value of investments accounted for by the equity method	—	—	37	37
Amortization of deferred policy acquisition costs and deferred sales inducements	$301	$277	6	584
Interest expense	—	27	41	68
Income tax expense	108	55	110	273
Segment assets	21,436	111,302	12,010	144,748

	Protection	Wealth Management	Corporate	Consolidated
	(in millions)
Year ended December 31, 2006
Revenues:
Revenues from external customers	$1,483	$1,632	$382	$3,497
Net investment income	712	225	226	1,163
Net realized investment and other gains (losses) — Restated	104	20	(92)	32

Revenues — Restated	$2,299	$1,877	$516	$4,692

Net income (loss): — Restated	$208	$324	$(7)	$525

Supplemental Information:
Equity in net loss of investees accounted for by the equity method	—	—	$(2)	$(2)
Carrying value of investments accounted for by the equity method	—	—	40	40
Amortization of deferred policy acquisition costs and deferred sales inducements — Restated	$242	$303	(9)	536
Interest expense	—	21	5	26
Income tax expense — Restated	111	115	4	230
Segment assets — Restated	19,006	95,752	10,037	124,795

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 10 – Segment Information – (continued)

	Protection	Wealth Management	Corporate	Consolidated
	(in millions)
Year ended December 31, 2005
Revenues:
Revenues from external customers	$1,207	$1,225	$207	$2,639
Net investment income	723	220	226	1,169
Net realized investment and other gains — Restated	111	32	88	231

Revenues — Restated	$2,041	$1,477	$521	$4,039

Net income — Restated	$160	$272	$127	$559

Supplemental Information:
Equity in net loss of investees accounted for by the equity method	—	—	$(2)	$(2)
Carrying value of investments accounted for by the equity method	—	—	42	42
Amortization of deferred policy acquisition costs and deferred sales inducements — Restated	$79	$243	5	327
Interest expense	—	26	3	29
Income tax expense — Restated	86	95	71	253

Note 11 – Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company’s financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company’s business or financial condition based on the fair value information presented below.

For fixed maturity securities and equity securities, fair values were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of fixed maturity private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

The fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

The fair values of policy loans, short term investments, and cash and cash equivalents approximated their respective carrying values.

The fair values of fixed rate deferred and immediate annuities, which do not subject the Company to significant mortality or morbidity risks, were estimated by using the cash surrender values.

Fair values of derivative financial instruments were based on current settlement values. These values were based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 11 – Fair Value of Financial Instruments – (continued)

The following table presents the carrying values and fair values of the Company’s financial instruments:

	December 31,
	2007		2006
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
Assets:
Fixed maturities	$13,689	$13,689	$11,629	$11,629
Equity securities	956	956	1,022	1,022
Mortgage loans on real estate	2,414	2,424	2,446	2,478
Policy loans	2,519	2,519	2,340	2,340
Short term investments	2,723	2,723	645	645
Cash and cash equivalents	3,345	3,345	4,112	4,112
Derivative financial instruments	216	216	52	52
Liabilities:
Fixed rate deferred and immediate annuities	2,777	2,739	2,526	2,487
Derivative financial instruments	309	309	104	104

Note 12 – Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

During 2007 and 2006 there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable annuities with guarantees are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenues and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Consolidated Statements of Income.

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income and /or withdrawal benefits. Guaranteed Minimum Death Benefit (GMDB) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary. Contracts issued after December 31, 2002 have a proportional reduction in the amount guaranteed for partial withdrawal instead of a dollar-for-dollar reduction. As of December 31, 2007, 40% of the in-force contract values have reduction of benefit on a dollar-for dollar basis, and 60% on a proportional basis.

The Company sold contracts with Guaranteed Minimum Income Benefit (GMIB) riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7-10 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

In 2004, the Company introduced a Guaranteed Minimum Withdrawal Benefit (GMWB) rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 12 – Certain Separate Accounts – (continued)

Reinsurance has been utilized to mitigate risk related to GMDB and GMIB. Hedging has been utilized to mitigate risk related to some of the GMWB.

The Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the GMDB in excess of the account balance at the Consolidated Balance Sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For guarantees of partial withdrawal amounts, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level. The table below shows the net amount at risk net of reinsurance.

As of December 31, 2007 and 2006, the Company had the following variable annuity contracts with guarantees:

	December 31, 2007	December 31, 2006
	(in millions, except percent)
Guaranteed Minimum Death Benefit:
Return of net deposits
In the event of death:
Account value	$17,510	$11,869
Net amount at risk – net of reinsurance	47	1
Average attained age of contract holders	55	56

Return of net deposits plus a minimum return
In the event of death:
Account value	$714	$786
Net amount at risk – net of reinsurance	—	—
Average attained age of contract holders	65	64
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death:
Account value	$32,750	$30,956
Net amount at risk – net	190	53
Average attained age of contract holders	54	54

Guaranteed Minimum Income Benefit:
Account value	$9,552	$11,277
Net amount at risk – net of reinsurance	29	27
Average attained age of contract holders	52	51

Guaranteed Minimum Withdrawal Benefit:
Account value	$28,582	$19,275
Net amount at risk	116	1
Average attained age of contract holders	54	54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 12 – Certain Separate Accounts – (continued)

Account balances of variable contracts with guarantees invest in variable separate accounts with the following characteristics:

Type of Fund	December 31, 2007	December 31, 2006
	(in billions)
Domestic Equity	$12.6	$13.7
International Equity	3.0	2.5
Balanced	30.1	22.7
Bonds	3.6	3.4
Money Market	0.9	0.7

Total	$50.2	$43.0

The reserve roll forwards for the separate accounts as of December 31, 2007 and 2006 were as follows:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Totals
	(in millions)
Balance at January 1, 2007	$80	$208	$95	$383
Incurred guarantee benefits	(48)	(122)	—	(170)
Other reserve changes	57	70	473	600

Balance at December 31, 2007	89	156	568	813
Reinsurance recoverable	(36)	(586)	—	(622)

Net balance at December 31, 2007	$53	$(430)	$568	$191

Balance at January 1, 2006	$75	$169	$(14)	$230
Incurred guarantee benefits	(51)	(33)	—	(84)
Other reserve changes	56	72	109	237

Balance at December 31, 2006	80	208	95	383
Reinsurance recoverable	(35)	(518)	—	(553)

Net balance at December 31, 2006	$45	$(310)	$95	$(170)

The gross reserves and ceded reserves for GMDB and the gross reserves for GMIB were determined in accordance with Statement of Position 03-1 – Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-1), whereas the asset for GMIB reinsurance and gross reserve for GMWB were determined in accordance with SFAS 133 Accounting for Derivative Instruments and Hedging Activities (SFAS 133). The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the above amounts as of December 31, 2007 and 2006:

•	Data used included 1,000 stochastically generated investment performance scenarios. For SFAS 133 calculations, risk neutral scenarios have been used.

•	Mean return and volatility assumptions have been determined for each of the asset classes noted above. Market consistent observed volatilities are used where available for SFAS 133 calculations.

•	Annuity mortality was based on 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified/non-qualified business.

•	Annuity base lapse rates vary by contract type and duration and range from 1% to 42% (2006 – 1% to 42%).

•	Partial withdrawal rates for GMWB are approximately 4.6% per year (2006 – 5.0%).

•	The discount rate is 7.0% (inforce issued before 2004) or 6.4% (inforce issued after 2003) for SOP 03-1 calculations and 4.72% (2006 – 5.24%) for SFAS 133 calculations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 13 – Deferred Policy Acquisition Costs and Deferred Sales Inducements

The components of the change in Deferred Policy Acquisition Costs were as follows:

	2007	2006
		Restated
For the years ended December 31,	(in millions)
Balance, January 1	$4,655	$4,070
Capitalization	1,637	1,115
Amortization	(550)	(501)
Effect of net unrealized gains on available-for-sale securities	(78)	(29)

Balance, December 31	$5,664	$4,655

The components of the change in Deferred Sales Inducements were as follows:

	2007	2006
For the years ended December 31,	(in millions)
Balance, January 1	$235	$231
Capitalization	63	39
Amortization	(34)	(35)

Balance, December 31	$264	$235

Note 14 – Share Based Payments

The Company participates in the stock compensation plans of MFC. The Company adopted the fair-value-based method of accounting for share-based payments effective January 1, 2002 using the prospective method described in SFAS 148, Accounting for Stock-Based Compensation-Transition and Disclosure. The Company uses the Black-Scholes option pricing model to estimate the value of stock options granted to employees and continues to use this model after adopting SFAS 123R on January 1, 2006. Had the Company adopted SFAS 123R in prior periods, the impact of that guidance would have approximated the impact of SFAS 123. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC’s Executive Stock Option Plan (ESOP), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the closing market price of MFC’s common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants deferred share units (DSUs) under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vest over a three-year period and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC’s common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director’s retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors. In 2007, MFC issued a total of 191,000 DSUs (2006 – 181,000) to certain employees who elected to defer receipt of all or part of their annual bonus. Also in 2007, MFC issued a total of 260,000 DSUs (2006 – 720,000) to certain employees who elected to defer payment of all or part of their 2004 restricted share units. Restricted share units are discussed below. The DSUs issued in 2007 and 2006 vested immediately upon issue.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 14 – Share Based Payments – (continued)

Stock Options (ESOP) – continued

The Company recorded compensation expense for stock options granted of $4.5 million during the year ended December 31, 2007 (2006 - $4.5 million; 2005 - $4.5 million).

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan (GSOP) for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match a percentage of the employee’s eligible contributions to certain maximums. MFC’s contributions vest immediately. All contributions are used by the GSOP’s trustee to purchase common shares in the open market. The Company’s compensation expense related to the GSOP was $1.1 million for the year ended December 31, 2007 (2006 - $0.9 million; 2005 - $0.3 million).

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (RSU) Plan. For the year ended December 31, 2007, MFC granted a total of 1.5 million (2006 – 1.6 million) RSUs to certain eligible employees under this plan. RSUs represent phantom common shares of MFC that entitle a participant to receive payment equal to the market value of the same number of common shares, plus credited dividends, at the time the RSUs vest. RSUs vest three years from the grant date, subject to performance conditions, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to RSUs was $16.3 million for the year ended December 31, 2007 (2006 - $13.8 million; 2005 - $27.4 million).

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Audited Financial Statements

Year ended December 31, 2007 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Audited Financial Statements

Year ended December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

John Hancock Life Account N of John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”), comprised of the following sub-accounts:

500 Index Trust B Series 0	Emerging Small Company Trust Series 1

500 Index Trust Series 1	Equity-Income Trust Series 0

Active Bond Trust Series 0	Equity-Income Trust Series 1

Active Bond Trust Series 1	Financial Services Trust Series 0

All Cap Core Trust Series 0	Financial Services Trust Series 1

All Cap Core Trust Series 1	Fundamental Value Trust Series 0

All Cap Growth Trust Series 0	Fundamental Value Trust Series 1

All Cap Growth Trust Series 1	Global Allocation Trust Series 0

All Cap Value Trust Series 0	Global Allocation Trust Series 1

All Cap Value Trust Series 1	Global Bond Trust Series 0

American Blue Chip Income and Growth Trust Series 1	Global Bond Trust Series 1

American Bond Trust Series 1	Global Trust Series 0

American Growth Trust Series 1	Global Trust Series 1

American Growth-Income Trust Series 1	Growth & Income Trust Series 0

American International Trust Series 1	Health Sciences Trust Series 0

Blue Chip Growth Trust Series 0	Health Sciences Trust Series 1

Blue Chip Growth Trust Series 1	High Yield Trust Series 0

Capital Appreciation Trust Series 0	High Yield Trust Series 1

Capital Appreciation Trust Series 1	Income & Value Trust Series 0

Classic Value Trust Series 0	Income & Value Trust Series 1

Classic Value Trust Series 1	International Core Trust Series 0

Core Bond Trust Series 1	International Core Trust Series 1

Core Equity Trust Series 0	International Equity Index Trust A Series 1

Core Equity Trust Series 1	International Equity Index Trust B Series 0

Dynamic Growth Trust Series 0	International Opportunities Trust Series 0

Dynamic Growth Trust Series 1	International Opportunities Trust Series 1

Emerging Growth Trust Series 0	International Small Cap Trust Series 0

Emerging Growth Trust Series 1	International Small Cap Trust Series 1

Emerging Markets Value Trust Series 1	International Value Trust Series 0

Emerging Small Company Trust Series 0	International Value Trust Series 1

Investment Quality Bond Trust Series 0	Quantitative Value Trust Series 1

Investment Quality Bond Trust Series 1	Real Estate Securities Trust Series 0

Large Cap Trust Series 0	Real Estate Securities Trust Series 1

Large Cap Trust Series 1	Real Return Bond Trust Series 0

Large Cap Value Trust Series 0	Real Return Bond Trust Series 1

Large Cap Value Trust Series 1	Science & Technology Trust Series 0

Lifestyle Aggressive Trust Series 0	Science & Technology Trust Series 1

Lifestyle Aggressive Trust Series 1	Short-Term Bond Trust Series 0

Lifestyle Balanced Trust Series 0	Small Cap Growth Trust Series 0

Lifestyle Balanced Trust Series 1	Small Cap Index Trust Series 0

Lifestyle Conservative Trust Series 0	Small Cap Index Trust Series 1

Lifestyle Conservative Trust Series 1	Small Cap Opportunities Trust Series 0

Lifestyle Growth Trust Series 0	Small Cap Opportunities Trust Series 1

Lifestyle Growth Trust Series 1	Small Cap Trust Series 0

Lifestyle Moderate Trust Series 0	Small Cap Trust Series 1

Lifestyle Moderate Trust Series 1	Small Cap Value Trust Series 0

Managed Trust Series 0	Small Cap Value Trust Series 1

Mid Cap Index Trust Series 0	Small Company Trust Series 1

Mid Cap Index Trust Series 1	Small Company Value Trust Series 0

Mid Cap Intersection Trust Series 1	Small Company Value Trust Series 1

Mid Cap Stock Trust Series 0	Special Value Trust Series 0

Mid Cap Stock Trust Series 1	Special Value Trust Series 1

Mid Cap Value Trust Series 0	Strategic Bond Trust Series 0

Mid Cap Value Trust Series 1	Strategic Bond Trust Series 1

Mid Value Trust Series 0	Strategic Income Trust Series 0

Money Market Trust B Series 0	Strategic Income Trust Series 1

Money Market Trust Series 1	Strategic Opportunities Trust Series 0

Natural Resources Trust Series 0	Strategic Opportunities Trust Series 1

Natural Resources Trust Series 1	Total Bond Market Trust B Series 0

Overseas Equity Trust Series 0	Total Return Trust Series 0

Pacific Rim Trust Series 0	Total Return Trust Series 1

Pacific Rim Trust Series 1	Total Stock Market Index Trust Series 0

Quantitative All Cap Trust Series 0	Total Stock Market Index Trust Series 1

Quantitative All Cap Trust Series 1	U.S. Core Trust Series 0

Quantitative Mid Cap Trust Series 0	U.S. Core Trust Series 1

Quantitative Mid Cap Trust Series 1	U.S. Global Leaders Growth Trust Series 0

Quantitative Value Trust Series 0	U.S. Global Leaders Growth Trust Series 1

U.S. Government Securities Trust Series 0	Utilities Trust Series 0

U.S. Government Securities Trust Series 1	Utilities Trust Series 1

U.S. High Yield Bond Trust Series 0	Value Trust Series 0

U.S. High Yield Bond Trust Series 1	Value Trust Series 1

U.S. Large Cap Trust Series 0	All Asset Portfolio Series 1

U.S. Large Cap Trust Series 1

as of December 31, 2007, the related statements of operations and changes in contract owners’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2007, and the results of their operations and the changes in their contract owners’ equity for each of the two years in the period then ended and the financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

Toronto, Canada	Chartered Accountants
April 15, 2008	Licensed Public Accountants

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B Series 0 - 1,120,587 shares (cost $19,447,866)	$20,742,059
500 Index Trust Series 1 - 2,078,666 shares (cost $25,719,101)	26,274,333
Active Bond Trust Series 0 - 49,510 shares (cost $479,836)	465,396
Active Bond Trust Series 1 - 205,301 shares (cost $2,017,514)	1,929,828
All Cap Core Trust Series 0 - 1,476 shares (cost $29,452)	29,280
All Cap Core Trust Series 1 - 569,193 shares (cost $10,855,833)	11,287,106
All Cap Growth Trust Series 0 - 1,157 shares (cost $23,601)	23,129
All Cap Growth Trust Series 1 - 204,877 shares (cost $3,283,906)	4,091,403
All Cap Value Trust Series 0 - 5,405 shares (cost $60,090)	44,000
All Cap Value Trust Series 1 - 1,048,717 shares (cost $11,683,276)	8,557,532
American Blue Chip Income and Growth Trust Series 1 - 237,945 shares (cost $4,106,402)	3,540,621
American Bond Trust Series 1 - 292,868 shares (cost $3,891,839)	3,845,351
American Growth Trust Series 1 - 1,075,186 shares (cost $23,320,336)	23,277,773
American Growth-Income Trust Series 1 - 221,813 shares (cost $4,420,847)	4,332,011
American International Trust Series 1 - 1,739,492 shares (cost $41,402,819)	46,461,807
Blue Chip Growth Trust Series 0 - 101,991 shares (cost $2,089,278)	2,209,133
Blue Chip Growth Trust Series 1 - 1,153,294 shares (cost $21,059,267)	25,026,470
Capital Appreciation Trust Series 0 - 21,697 shares (cost $209,325)	218,272
Capital Appreciation Trust Series 1 - 792,820 shares (cost $7,153,393)	7,967,841
Classic Value Trust Series 0 - 1,837 shares (cost $27,246)	22,489
Classic Value Trust Series 1 - 61,091 shares (cost $924,208)	747,147
Core Bond Trust Series 1 - 96 shares (cost $1,199)	1,200
Core Equity Trust Series 0 - 2,783 shares (cost $41,165)	36,874
Core Equity Trust Series 1 - 43,990 shares (cost $635,375)	581,986
Dynamic Growth Trust Series 0 - 20,741 shares (cost $135,466)	137,099
Dynamic Growth Trust Series 1 - 359,892 shares (cost $2,174,340)	2,375,285
Emerging Growth Trust Series 0 - 10,057 shares (cost $111,501)	96,947
Emerging Growth Trust Series 1 - 85,433 shares (cost $943,268)	821,867
Emerging Markets Value Trust Series 1 - 6,384 shares (cost $99,126)	93,016
Emerging Small Company Trust Series 0 - 14,617 shares (cost $389,349)	358,856
Emerging Small Company Trust Series 1 - 1,372,371 shares (cost $40,388,123)	33,623,081
Equity-Income Trust Series 0 - 653,127 shares (cost $11,572,174)	10,730,873
Equity-Income Trust Series 1 - 2,030,032 shares (cost $35,327,458)	33,434,627
Financial Services Trust Series 0 - 3,370 shares (cost $59,938)	48,965
Financial Services Trust Series 1 - 44,316 shares (cost $735,770)	644,355
Fundamental Value Trust Series 0 - 6,935 shares (cost $113,492)	114,075
Fundamental Value Trust Series 1 - 256,150 shares (cost $4,045,066)	4,226,469
Global Allocation Trust Series 0 - 4,241 shares (cost $52,369)	47,414
Global Allocation Trust Series 1 - 214,294 shares (cost $2,642,296)	2,404,378
Global Bond Trust Series 0 - 343,667 shares (cost $5,067,990)	5,209,990
Global Bond Trust Series 1 - 351,538 shares (cost $5,157,745)	5,343,383

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Global Trust Series 0 - 30,982 shares (cost $607,373)	$554,586
Global Trust Series 1 - 349,222 shares (cost $6,259,852)	6,258,053
Growth & Income Trust Series 0 - 132,245 shares (cost $1,787,352)	1,675,550
Health Sciences Trust Series 0 - 13,129 shares (cost $202,741)	198,514
Health Sciences Trust Series 1 - 336,223 shares (cost $5,097,359)	5,076,968
High Yield Trust Series 0 - 80,538 shares (cost $834,982)	761,889
High Yield Trust Series 1 - 872,302 shares (cost $8,968,475)	8,286,870
Income & Value Trust Series 0 - 19,711 shares (cost $239,719)	214,061
Income & Value Trust Series 1 - 1,694,682 shares (cost $18,155,979)	18,404,247
International Core Trust Series 0 - 15,652 shares (cost $246,058)	224,764
International Core Trust Series 1 - 728,766 shares (cost $9,526,174)	10,486,948
International Equity Index Trust A Series 1 - 181,461 shares (cost $3,699,056)	4,062,908
International Equity Index Trust B Series 0 - 78,455 shares (cost $1,714,219)	1,652,270
International Opportunities Trust Series 0 - 115,496 shares (cost $2,140,259)	2,039,663
International Opportunities Trust Series 1 - 186,637 shares (cost $3,258,859)	3,296,001
International Small Cap Trust Series 0 - 36,432 shares (cost $827,492)	682,371
International Small Cap Trust Series 1 - 495,195 shares (cost $10,711,070)	9,304,722
International Value Trust Series 0 - 8,131 shares (cost $149,486)	138,707
International Value Trust Series 1 - 1,876,508 shares (cost $33,175,337)	32,163,348
Investment Quality Bond Trust Series 0 - 21,226 shares (cost $243,578)	239,428
Investment Quality Bond Trust Series 1 - 716,398 shares (cost $8,446,333)	8,095,296
Large Cap Trust Series 0 - 3,201 shares (cost $49,566)	46,121
Large Cap Trust Series 1 - 335,938 shares (cost $5,345,567)	4,850,940
Large Cap Value Trust Series 0 - 7,744 shares (cost $182,821)	173,316
Large Cap Value Trust Series 1 - 422,832 shares (cost $9,765,707)	9,458,751
Lifestyle Aggressive Trust Series 0 - 65,818 shares (cost $738,021)	712,814
Lifestyle Aggressive Trust Series 1 - 973,288 shares (cost $10,845,097)	10,530,978
Lifestyle Balanced Trust Series 0 - 211,509 shares (cost $2,916,885)	2,884,985
Lifestyle Balanced Trust Series 1 - 961,018 shares (cost $12,833,273)	13,079,455
Lifestyle Conservative Trust Series 0 - 2,481 shares (cost $33,264)	32,325
Lifestyle Conservative Trust Series 1 - 531,124 shares (cost $6,968,927)	6,915,236
Lifestyle Growth Trust Series 0 - 279,454 shares (cost $3,916,669)	3,850,878
Lifestyle Growth Trust Series 1 - 1,032,968 shares (cost $13,838,425)	14,223,964
Lifestyle Moderate Trust Series 0 - 34,455 shares (cost $462,661)	448,263
Lifestyle Moderate Trust Series 1 - 191,929 shares (cost $2,541,108)	2,495,078
Managed Trust Series 0 - 5,658 shares (cost $75,764)	71,745
Mid Cap Index Trust Series 0 - 61,315 shares (cost $1,199,737)	1,067,496
Mid Cap Index Trust Series 1 - 1,568,023 shares (cost $29,572,046)	27,299,289
Mid Cap Intersection Trust Series 1 - 89 shares (cost $1,096)	1,036
Mid Cap Stock Trust Series 0 - 90,468 shares (cost $1,581,615)	1,450,200
Mid Cap Stock Trust Series 1 - 947,272 shares (cost $15,266,495)	15,137,410

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Mid Cap Value Trust Series 0 - 28,527 shares (cost $443,111)	$365,431
Mid Cap Value Trust Series 1 - 921,297 shares (cost $14,399,193)	11,820,247
Mid Value Trust Series 0 - 224,448 shares (cost $2,842,665)	2,392,619
Money Market Trust B Series 0 - 22,707,880 shares (cost $22,707,880)	22,707,880
Money Market Trust Series 1 - 8,383,369 shares (cost $83,833,691)	83,833,691
Natural Resources Trust Series 0 - 28,447 shares (cost $980,250)	814,432
Natural Resources Trust Series 1 - 489,719 shares (cost $15,433,972)	14,108,807
Overseas Equity Trust Series 0 - 212,002 shares (cost $3,093,774)	2,948,953
Pacific Rim Trust Series 0 - 38,005 shares (cost $486,393)	399,811
Pacific Rim Trust Series 1 - 755,348 shares (cost $8,605,440)	7,900,944
Quantitative All Cap Trust Series 0 - 2,624 shares (cost $44,028)	40,413
Quantitative All Cap Trust Series 1 - 78 shares (cost $1,261)	1,200
Quantitative Mid Cap Trust Series 0 - 8,107 shares (cost $84,635)	69,797
Quantitative Mid Cap Trust Series 1 - 5,122 shares (cost $52,431)	43,898
Quantitative Value Trust Series 0 - 3,649 shares (cost $52,138)	46,602
Quantitative Value Trust Series 1 - 42,216 shares (cost $587,612)	539,099
Real Estate Securities Trust Series 0 - 401,822 shares (cost $7,820,732)	4,958,485
Real Estate Securities Trust Series 1 - 2,202,079 shares (cost $40,820,476)	27,305,782
Real Return Bond Trust Series 0 - 11,907 shares (cost $156,126)	159,791
Real Return Bond Trust Series 1 - 411,787 shares (cost $5,412,578)	5,575,602
Science & Technology Trust Series 0 - 30,015 shares (cost $420,636)	446,630
Science & Technology Trust Series 1 - 843,580 shares (cost $10,508,124)	12,527,168
Short-Term Bond Trust Series 0 - 11,580 shares (cost $113,904)	109,311
Small Cap Growth Trust Series 0 - 331,387 shares (cost $3,638,660)	3,426,541
Small Cap Index Trust Series 0 - 27,565 shares (cost $446,359)	391,430
Small Cap Index Trust Series 1 - 439,839 shares (cost $6,680,001)	6,241,315
Small Cap Opportunities Trust Series 0 - 2,055 shares (cost $47,755)	42,196
Small Cap Opportunities Trust Series 1 - 158,462 shares (cost $3,731,652)	3,272,245
Small Cap Trust Series 0 - 1,496 shares (cost $21,157)	17,384
Small Cap Trust Series 1 - 9,474 shares (cost $135,790)	109,996
Small Cap Value Trust Series 0 - 217,034 shares (cost $4,369,577)	3,509,437
Small Cap Value Trust Series 1 - 568 shares (cost $9,963)	9,201
Small Company Trust Series 1 - 109,499 shares (cost $1,513,457)	1,234,056
Small Company Value Trust Series 0 - 36,722 shares (cost $770,524)	668,711
Small Company Value Trust Series 1 - 966,933 shares (cost $20,316,688)	17,636,851
Special Value Trust Series 0	—
Special Value Trust Series 1	—
Strategic Bond Trust Series 0 - 13,062 shares (cost $148,021)	142,120
Strategic Bond Trust Series 1 - 403,096 shares (cost $4,693,257)	4,397,774
Strategic Income Trust Series 0 - 1,031 shares (cost $13,879)	14,141
Strategic Income Trust Series 1 - 17,907 shares (cost $245,164)	245,858

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Strategic Opportunities Trust Series 0	$—
Strategic Opportunities Trust Series 1	—
Total Bond Market Trust B Series 0 - 270,445 shares (cost $2,737,895)	2,658,477
Total Return Trust Series 0 - 64,446 shares (cost $891,563)	894,516
Total Return Trust Series 1 - 2,491,452 shares (cost $34,254,854)	34,656,094
Total Stock Market Index Trust Series 0 - 25,945 shares (cost $351,683)	336,768
Total Stock Market Index Trust Series 1 - 285,225 shares (cost $3,579,206)	3,702,220
U.S. Core Trust Series 0 - 38,840 shares (cost $814,294)	754,280
U.S. Core Trust Series 1 - 390,511 shares (cost $8,051,203)	7,579,823
U.S. Global Leaders Growth Trust Series 0 - 93 shares (cost $1,215)	1,257
U.S. Global Leaders Growth Trust Series 1 - 48,548 shares (cost $639,647)	652,965
U.S. Government Securities Trust Series 0 - 7,732 shares (cost $101,317)	98,886
U.S. Government Securities Trust Series 1 - 736,785 shares (cost $9,829,533)	9,452,949
U.S. High Yield Bond Trust Series 0 - 1,065 shares (cost $14,095)	13,322
U.S. High Yield Bond Trust Series 1 - 21,237 shares (cost $280,974)	265,248
U.S. Large Cap Trust Series 0 - 7,408 shares (cost $124,337)	118,228
U.S. Large Cap Trust Series 1 - 1,311,570 shares (cost $18,639,269)	20,972,000
Utilities Trust Series 0 - 24,199 shares (cost $377,387)	346,525
Utilities Trust Series 1 - 369,783 shares (cost $5,404,929)	5,302,683
Value Trust Series 0 - 29,670 shares (cost $622,552)	514,782
Value Trust Series 1 - 697,041 shares (cost $14,384,432)	12,100,633
Sub-account invested in Outside Trust portfolios:
All Asset Portfolio Series 1 - 73,813 shares (cost $868,093)	$867,298

Total assets	$861,735,968

Contract Owners’ Equity

Variable universal life insurance contracts	$861,735,968

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$612,671	$282,780	$687,947	$105,632

Total Investment Income	612,671	282,780	687,947	105,632
Expenses:
Mortality and expense risk	59,199	95,488	76,928	34,429

Net investment income (loss)	553,472	187,292	611,019	71,203

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	1,528,898	1,951,007	1,132,219	972,049

Realized gains (losses)	1,528,898	1,951,007	1,132,219	972,049
Unrealized appreciation (depreciation) during the period	(1,004,526)	1,108,607	(700,088)	675,969

Net increase (decrease) in assets from operations	1,077,844	3,246,906	1,043,150	1,719,221

Changes from principal transactions:
Transfer of net premiums	2,541,278	2,032,426	802,682	1,491,095
Transfer on terminations	(1,584,258)	(13,863,663)	(3,328,533)	(2,432,260)
Transfer on policy loans	(53,634)	(24,494)	(391,716)	(3,005)
Net interfund transfers	996,051	3,960,547	16,714,382	(566,907)

Net increase (decrease) in assets from principal transactions	1,899,437	(7,895,184)	13,796,815	(1,511,077)

Total increase (decrease) in assets	2,977,281	(4,648,278)	14,839,965	208,144
Assets, beginning of period	17,764,778	22,413,056	11,434,368	11,226,224

Assets, end of period	$20,742,059	$17,764,778	$26,274,333	$11,434,368

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$25,828	$9,541	$226,884	$107,757	$61,232	$33,599

25,828	9,541	226,884	107,757	61,232	33,599

—	—	11,517	21,697	4,706	3,386

25,828	9,541	215,367	86,060	56,526	30,213

—	—	—	—	—	1,988
(2,590)	(10,217)	50,926	6,290	(2,105)	(949)

(2,590)	(10,217)	50,926	6,290	(2,105)	1,039
(14,221)	(219)	(197,796)	69,245	4,161	(1,319)

9,017	(895)	68,497	161,595	58,582	29,933

81,731	—	149,449	407,935	96,122	130,934
45,876	(2,556)	(473,630)	(110,771)	(119,987)	(73,036)
—	—	1,101	(46)	—	—
220,711	111,512	(2,280,193)	(159,567)	39,146	170,869

348,318	108,956	(2,603,273)	137,551	15,281	228,767

357,335	108,061	(2,534,776)	299,146	73,863	258,700
108,061	—	4,464,604	4,165,458	793,435	534,735

$465,396	$108,061	$1,929,828	$4,464,604	$867,298	$793,435

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Core Trust Series 0		All Cap Core Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$453	—	$158,567	$24,386

Total Investment Income	453	—	158,567	24,386
Expenses:
Mortality and expense risk	—	—	45,352	20,666

Net investment income (loss)	453	—	113,215	3,720

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	190	1	424,416	258,922

Realized gains (losses)	190	1	424,416	258,922
Unrealized appreciation (depreciation) during the period	(193)	20	(381,980)	232,941

Net increase (decrease) in assets from operations	450	21	155,651	495,583

Changes from principal transactions:
Transfer of net premiums	1,010	228	289,707	475,000
Transfer on terminations	(5,152)	(18)	(363,196)	(394,405)
Transfer on policy loans	—	—	(18,476)	(8,327)
Net interfund transfers	32,677	64	6,657,434	931,922

Net increase (decrease) in assets from principal transactions	28,535	274	6,565,469	1,004,190

Total increase (decrease) in assets	28,985	295	6,721,120	1,499,773
Assets, beginning of period	295	—	4,565,986	3,066,213

Assets, end of period	$29,280	$295	$11,287,106	$4,565,986

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
All Cap Growth Trust Series 0		All Cap Growth Trust Series 1		All Cap Value Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$100	—	$1,913	—	$727	—

100	—	1,913	—	727	—

—	—	19,444	39,826	—	—

100	—	(17,531)	(39,826)	727	—

—	—	—	—	17,926	—
16,996	2	258,604	739,977	(532)	—

16,996	2	258,604	739,977	17,394	—
(530)	58	201,083	(492,006)	(16,105)	15

16,566	60	442,156	208,145	2,016	15

34,558	673	230,443	692,073	7,337	228
120,002	(76)	(449,457)	(937,821)	22,893	(19)
—	—	(9,799)	(7,646)	—	—
(148,844)	190	(297,579)	(3,551,535)	11,466	64

5,716	787	(526,392)	(3,804,929)	41,696	273

22,282	847	(84,236)	(3,596,784)	43,712	288
847	—	4,175,639	7,772,423	288	—

$23,129	$847	$4,091,403	$4,175,639	$44,000	$288

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust Series 1		American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$134,846	$15,750	$98,701	$17,474

Total Investment Income	134,846	15,750	98,701	17,474
Expenses:
Mortality and expense risk	27,087	9,091	15,780	12,892

Net investment income (loss)	107,759	6,659	82,921	4,582

Realized gains (losses) on investments:
Capital gain distributions	3,486,020	351,048	750,767	53,784
Net realized gain (loss)	17,862	49,659	210,915	66,140

Realized gains (losses)	3,503,882	400,707	961,682	119,924
Unrealized appreciation (depreciation) during the period	(3,114,574)	(169,440)	(926,518)	363,974

Net increase (decrease) in assets from operations	497,067	237,926	118,085	488,480

Changes from principal transactions:
Transfer of net premiums	147,292	353,846	573,618	464,293
Transfer on terminations	(226,059)	(275,304)	(296,092)	(31,061)
Transfer on policy loans	—	—	(1,043)	(988)
Net interfund transfers	6,140,550	(23,721)	(2,014,428)	1,914,449

Net increase (decrease) in assets from principal transactions	6,061,783	54,821	(1,737,945)	2,346,693

Total increase (decrease) in assets	6,558,850	292,747	(1,619,860)	2,835,173
Assets, beginning of period	1,998,682	1,705,935	5,160,481	2,325,308

Assets, end of period	$8,557,532	$1,998,682	$3,540,621	$5,160,481

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
American Bond Trust Series 1		American Growth Trust Series 1		American Growth-Income Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$105,828	—	$256,748	$88,398	$82,530	$30,892

105,828	—	256,748	88,398	82,530	30,892

8,980	306	89,376	136,426	12,362	12,520

96,848	(306)	167,372	(48,028)	70,168	18,372

907	—	2,245,134	187,781	184,516	3,304
5,829	34	4,502,816	955,848	317,225	133,791

6,736	34	6,747,950	1,143,629	501,741	137,095
(50,630)	4,142	(4,654,694)	1,670,864	(528,880)	225,049

52,954	3,870	2,260,628	2,766,465	43,029	380,516

222,473	3,088	1,639,928	1,692,259	709,642	584,979
(58,267)	(370)	(2,204,015)	(900,900)	(301,793)	(249,905)
—	—	(10,202)	(17,148)	(984)	(989)
3,221,361	400,242	(14,998,928)	6,860,568	872,617	(430,195)

3,385,567	402,960	(15,573,217)	7,634,779	1,279,482	(96,110)

3,438,521	406,830	(13,312,589)	10,401,244	1,322,511	284,406
406,830	—	36,590,362	26,189,118	3,009,500	2,725,094

$3,845,351	$406,830	$23,277,773	$36,590,362	$4,332,011	$3,009,500

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American International Trust Series 1		Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$994,832	$169,701	$14,812	—

Total Investment Income	994,832	169,701	14,812	—
Expenses:
Mortality and expense risk	139,156	86,663	—	—

Net investment income (loss)	855,676	83,038	14,812	—

Realized gains (losses) on investments:
Capital gain distributions	3,603,268	194,848	—	—
Net realized gain (loss)	1,872,953	829,200	116,889	780

Realized gains (losses)	5,476,221	1,024,048	116,889	780
Unrealized appreciation (depreciation) during the period	826,619	2,524,806	55,154	64,702

Net increase (decrease) in assets from operations	7,158,516	3,631,892	186,855	65,482

Changes from principal transactions:
Transfer of net premiums	2,121,774	1,439,767	854,529	115,515
Transfer on terminations	(1,439,599)	(633,077)	27,047	(12,807)
Transfer on policy loans	(1,427)	(12,415)	—	—
Net interfund transfers	8,004,452	10,937,970	432,532	539,980

Net increase (decrease) in assets from principal transactions	8,685,200	11,732,245	1,314,108	642,688

Total increase (decrease) in assets	15,843,716	15,364,137	1,500,963	708,170
Assets, beginning of period	30,618,091	15,253,954	708,170	—

Assets, end of period	$46,461,807	$30,618,091	$2,209,133	$708,170

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Blue Chip Growth Trust Series 1		Capital Appreciation Trust Series 0		Capital Appreciation Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$179,592	$59,385	$944	—	$22,847	—

179,592	59,385	944	—	22,847	—

109,943	136,070	—	—	37,431	32,673

69,649	(76,685)	944	—	(14,584)	(32,673)

—	—	762	—	32,105	284,871
1,920,443	2,781,876	13,735	31	98,907	(50,207)

1,920,443	2,781,876	14,497	31	131,012	234,664
892,459	(318,318)	8,726	221	677,020	(147,127)

2,882,551	2,386,873	24,167	252	793,448	54,864

1,050,985	2,784,024	78,384	187	695,381	666,878
(3,369,370)	(10,202,021)	91,468	(160)	(1,193,581)	(1,169,210)
(141,423)	(7,131)	—	—	(42,996)	(494)
577,572	(381,960)	(76,853)	100,827	(234,158)	6,240,842

(1,882,236)	(7,807,088)	92,999	100,854	(775,354)	5,738,016

1,000,315	(5,420,215)	117,166	101,106	18,094	5,792,880
24,026,155	29,446,370	101,106	—	7,949,747	2,156,867

$25,026,470	$24,026,155	$218,272	$101,106	$7,967,841	$7,949,747

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Classic Value Trust Series 0		Classic Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$430	$6	$13,926	$9,753

Total Investment Income	430	6	13,926	9,753
Expenses:
Mortality and expense risk	—	—	5,343	3,827

Net investment income (loss)	430	6	8,583	5,926

Realized gains (losses) on investments:
Capital gain distributions	2,182	11	97,324	18,700
Net realized gain (loss)	(701)	2	12,959	12,655

Realized gains (losses)	1,481	13	110,283	31,355
Unrealized appreciation (depreciation) during the period	(4,798)	41	(227,834)	64,710

Net increase (decrease) in assets from operations	(2,887)	60	(108,968)	101,991

Changes from principal transactions:
Transfer of net premiums	15,374	518	137,096	188,549
Transfer on terminations	434	(41)	(19,630)	(23,069)
Transfer on policy loans	—	—	—	—
Net interfund transfers	8,885	146	(359,547)	397,203

Net increase (decrease) in assets from principal transactions	24,693	623	(242,081)	562,683

Total increase (decrease) in assets	21,806	683	(351,049)	664,674
Assets, beginning of period	683	—	1,098,196	433,522

Assets, end of period	$22,489	$683	$747,147	$1,098,196

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Core Bond Trust Series 1		Core Equity Trust Series 0		Core Equity Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$57	$5	$12	—	—	—

57	5	12	—	—	—

4	1	—	—	5,679	2,774

53	4	12	—	(5,679)	(2,774)

—	—	1,464	—	49,354	24,172
(2)	—	358	18	(56,390)	(344)

(2)	—	1,822	18	(7,036)	23,828
(6)	7	(5,001)	710	(92,260)	20,155

45	11	(3,167)	728	(104,975)	41,209

655	285	29,132	4,921	98,955	109,062
(30)	(13)	(1,544)	(571)	(44,188)	(24,625)
—	—	—	—	—	3,516
175	—	5,987	1,388	(50,913)	269,501

800	272	33,575	5,738	3,854	357,454

845	283	30,408	6,466	(101,121)	398,663
355	72	6,466	—	683,107	284,444

$1,200	$355	$36,874	$6,466	$581,986	$683,107

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Dynamic Growth Trust Series 0		Dynamic Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	—	—	—	—

Total Investment Income	—	—	—	—
Expenses:
Mortality and expense risk	—	—	14,484	19,137

Net investment income (loss)	—	—	(14,484)	(19,137)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	7,157	298	228,586	567,438

Realized gains (losses)	7,157	298	228,586	567,438
Unrealized appreciation (depreciation) during the period	150	1,483	(16,855)	(224,471)

Net increase (decrease) in assets from operations	7,307	1,781	197,247	323,830

Changes from principal transactions:
Transfer of net premiums	49,659	18,643	313,078	713,657
Transfer on terminations	38,899	(557)	(251,687)	(89,364)
Transfer on policy loans	—	—	4,242	(642)
Net interfund transfers	14,489	6,878	(1,492,819)	(1,431,101)

Net increase (decrease) in assets from principal transactions	103,047	24,964	(1,427,186)	(807,450)

Total increase (decrease) in assets	110,354	26,745	(1,229,939)	(483,620)
Assets, beginning of period	26,745	—	3,605,224	4,088,844

Assets, end of period	$137,099	$26,745	$2,375,285	$3,605,224

(g)	Fund available in prior year but no activity.
(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Emerging Growth Trust Series 0		Emerging Growth Trust Series 1		Emerging Markets Value Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (w)

$154	—	$938	—	$583

154	—	938	—	583

—	—	2,718	2,029	83

154	—	(1,780)	(2,029)	500

14,087	—	173,166	178,162	1,978
(691)	1	(129,551)	(48,779)	(2)

13,396	1	43,615	129,383	1,976
(14,597)	44	(33,041)	(85,962)	(6,110)

(1,047)	45	8,794	41,392	(3,634)

6,135	508	65,009	267,906	210
14,104	(61)	(55,887)	(13,642)	(744)
—	—	—	—	—
77,120	143	333,526	(125,289)	97,184

97,359	590	342,648	128,975	96,650

96,312	635	351,442	170,367	93,016
635	—	470,425	300,058	—

$96,947	$635	$821,867	$470,425	$93,016

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Small Company Trust Series 0		Emerging Small Company Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	—	—	—	—

Total Investment Income	—	—	—	—
Expenses:
Mortality and expense risk	—	—	216,858	279,831

Net investment income (loss)	—	—	(216,858)	(279,831)

Realized gains (losses) on investments:
Capital gain distributions	51,673	—	8,264,873	2,674,796
Net realized gain (loss)	(14,551)	555	596,174	1,383,143

Realized gains (losses)	37,122	555	8,861,047	4,057,939
Unrealized appreciation (depreciation) during the period	(33,317)	2,824	(5,983,529)	(3,044,679)

Net increase (decrease) in assets from operations	3,805	3,379	2,660,660	733,429

Changes from principal transactions:
Transfer of net premiums	117,462	43,803	1,756,587	2,725,022
Transfer on terminations	25,101	(2,609)	(5,019,723)	(10,053,926)
Transfer on policy loans	—	—	282,912	(103,853)
Net interfund transfers	86,101	81,814	(6,753,775)	(3,553,560)

Net increase (decrease) in assets from principal transactions	228,664	123,008	(9,733,999)	(10,986,317)

Total increase (decrease) in assets	232,469	126,387	(7,073,339)	(10,252,888)
Assets, beginning of period	126,387	—	40,696,420	50,949,308

Assets, end of period	$358,856	$126,387	$33,623,081	$40,696,420

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Equity-Income Trust Series 0		Equity-Income Trust Series 1		Financial Services Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$298,313	$75,195	$1,016,848	$555,400	$968	—

298,313	75,195	1,016,848	555,400	968	—

—	—	155,771	178,013	—	—

298,313	75,195	861,077	377,387	968	—

1,143,763	299,134	3,963,935	2,285,226	7,776	—
39,095	(6,017)	2,052,777	2,028,547	4,409	3

1,182,858	293,117	6,016,712	4,313,773	12,185	3
(1,263,386)	422,086	(5,749,846)	1,664,587	(11,097)	123

217,785	790,398	1,127,943	6,355,747	2,056	126

1,513,608	1,122,253	2,101,943	4,143,822	20,627	746
22,242	(96,216)	(4,749,908)	(11,069,787)	74,069	(58)
(979)	—	(67,293)	2,280	—	—
1,982,149	5,179,633	(2,671,380)	2,034,082	(48,811)	210

3,517,020	6,205,670	(5,386,638)	(4,889,603)	45,885	898

3,734,805	6,996,068	(4,258,695)	1,466,144	47,941	1,024
6,996,068	—	37,693,322	36,227,178	1,024	—

$10,730,873	$6,996,068	$33,434,627	$37,693,322	$48,965	$1,024

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Financial Services Trust Series 1		Fundamental Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$12,671	$1,596	$1,921	—

Total Investment Income	12,671	1,596	1,921	—
Expenses:
Mortality and expense risk	7,108	3,765	—	—

Net investment income (loss)	5,563	(2,169)	1,921	—

Realized gains (losses) on investments:
Capital gain distributions	103,714	9	4,510	—
Net realized gain (loss)	124,791	55,457	1,148	34

Realized gains (losses)	228,505	55,466	5,658	34
Unrealized appreciation (depreciation) during the period	(299,592)	146,028	(3,347)	3,930

Net increase (decrease) in assets from operations	(65,524)	199,325	4,232	3,964

Changes from principal transactions:
Transfer of net premiums	190,500	49,102	5,978	10,204
Transfer on terminations	(242,540)	(40,074)	(6,870)	(1,885)
Transfer on policy loans	747	4,292	—	—
Net interfund transfers	(1,750,928)	1,833,215	9,582	88,870

Net increase (decrease) in assets from principal transactions	(1,802,221)	1,846,535	8,690	97,189

Total increase (decrease) in assets	(1,867,745)	2,045,860	12,922	101,153
Assets, beginning of period	2,512,100	466,240	101,153	—

Assets, end of period	$644,355	$2,512,100	$114,075	$101,153

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Fundamental Value Trust Series 1		Global Allocation Trust Series 0		Global Allocation Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$65,923	$28,785	$2,408	—	$170,015	$13,734

65,923	28,785	2,408	—	170,015	13,734

20,838	18,811	—	—	11,465	7,188

45,085	9,974	2,408	—	158,550	6,546

160,619	119,786	3,100	—	278,512	—
242,062	156,488	53	1	89,077	80,136

402,681	276,274	3,153	1	367,589	80,136
(315,949)	211,439	(4,979)	24	(389,569)	131,257

131,817	497,687	582	25	136,570	217,939

243,683	288,957	6,563	300	102,556	486,651
(325,251)	(407,951)	(2,517)	(22)	(159,556)	(26,704)
(1,163)	2,924	—	—	—	—
(283,754)	1,135,577	42,398	85	497,937	832,565

(366,485)	1,019,507	46,444	363	440,937	1,292,512

(234,668)	1,517,194	47,026	388	577,507	1,510,451
4,461,137	2,943,943	388	—	1,826,871	316,420

$4,226,469	$4,461,137	$47,414	$388	$2,404,378	$1,826,871

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Bond Trust Series 0		Global Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$337,166	—	$369,675	—

Total Investment Income	337,166	—	369,675	—
Expenses:
Mortality and expense risk	—	—	22,345	24,142

Net investment income (loss)	337,166	—	347,330	(24,142)

Realized gains (losses) on investments:
Capital gain distributions	—	26,941	—	59,657
Net realized gain (loss)	48,972	(824)	36,162	(76,647)

Realized gains (losses)	48,972	26,117	36,162	(16,990)
Unrealized appreciation (depreciation) during the period	44,803	97,196	76,192	292,520

Net increase (decrease) in assets from operations	430,941	123,313	459,684	251,388

Changes from principal transactions:
Transfer of net premiums	1,251,492	552,401	404,837	472,515
Transfer on terminations	113,292	(45,899)	(580,111)	(489,708)
Transfer on policy loans	—	—	15	(2,177)
Net interfund transfers	225,227	2,559,223	(29,508)	(377,984)

Net increase (decrease) in assets from principal transactions	1,590,011	3,065,725	(204,767)	(397,354)

Total increase (decrease) in assets	2,020,952	3,189,038	254,917	(145,966)
Assets, beginning of period	3,189,038	—	5,088,466	5,234,432

Assets, end of period	$5,209,990	$3,189,038	$5,343,383	$5,088,466

(g)	Fund available in prior year but no activity.
(m)	Fund renamed on May 1, 2006. Previously known as Growth & Income Trust II. Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Global Trust Series 0		Global Trust Series 1		Growth & Income Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (m)

$7,731	—	$144,895	$60,375	$29,863	—

7,731	—	144,895	60,375	29,863	—

—	—	29,933	24,363	—	—

7,731	—	114,962	36,012	29,863	—

30,550	—	352,080	—	154,320	—
10,784	190	505,785	539,705	102,143	1,964

41,334	190	857,865	539,705	256,463	1,964
(58,391)	5,604	(933,430)	329,778	(245,541)	133,739

(9,326)	5,794	39,397	905,495	40,785	135,703

269,038	58,405	525,229	763,200	745,023	253,607
14,607	(1,717)	(414,465)	(497,033)	(57,611)	(19,642)
—	—	(16,466)	(4,908)	—	—
178,441	39,344	398,617	48,735	(392,472)	970,157

462,086	96,032	492,915	309,994	294,940	1,204,122

452,760	101,826	532,312	1,215,489	335,725	1,339,825
101,826	—	5,725,741	4,510,252	1,339,825	—

$554,586	$101,826	$6,258,053	$5,725,741	$1,675,550	$1,339,825

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Health Sciences Trust Series 0		Health Sciences Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	—	—	—	—

Total Investment Income	—	—	—	—
Expenses:
Mortality and expense risk	—	—	22,083	23,308

Net investment income (loss)	—	—	(22,083)	(23,308)

Realized gains (losses) on investments:
Capital gain distributions	68,445	—	913,224	408,934
Net realized gain (loss)	7,734	3	174,141	305,009

Realized gains (losses)	76,179	3	1,087,365	713,943
Unrealized appreciation (depreciation) during the period	(4,363)	136	(281,318)	(272,587)

Net increase (decrease) in assets from operations	71,816	139	783,964	418,048

Changes from principal transactions:
Transfer of net premiums	111,651	1,596	589,752	820,917
Transfer on terminations	387,816	(120)	(1,093,263)	(317,914)
Transfer on policy loans	—	—	(162)	1,231
Net interfund transfers	(374,834)	450	(649,388)	(60,492)

Net increase (decrease) in assets from principal transactions	124,633	1,926	(1,153,061)	443,742

Total increase (decrease) in assets	196,449	2,065	(369,097)	861,790
Assets, beginning of period	2,065	—	5,446,065	4,584,275

Assets, end of period	$198,514	$2,065	$5,076,968	$5,446,065

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
High Yield Trust Series 0		High Yield Trust Series 1		Income & Value Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$79,658	—	$1,256,446	$1,116,926	$6,612	—

79,658	—	1,256,446	1,116,926	6,612	—

—	—	48,620	70,552	—	—

79,658	—	1,207,826	1,046,374	6,612	—

—	—	—	—	15,516	—
(6,746)	164	94,917	59,432	1,762	20

(6,746)	164	94,917	59,432	17,278	20
(77,644)	4,551	(1,169,726)	113,516	(26,545)	887

(4,732)	4,715	133,017	1,219,322	(2,655)	907

128,733	35,955	871,319	1,325,822	92,207	20,609
183,964	(2,303)	(1,655,847)	(2,570,328)	43,151	(595)
—	—	(27,463)	4,387	—	—
321,630	93,927	(2,183,975)	(5,728,019)	47,671	12,766

634,327	127,579	(2,995,966)	(6,968,138)	183,029	32,780

629,595	132,294	(2,862,949)	(5,748,816)	180,374	33,687
132,294	—	11,149,819	16,898,635	33,687	—

$761,889	$132,294	$8,286,870	$11,149,819	$214,061	$33,687

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Income & Value Trust Series 1		International Core Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)
Income:
Dividend income distribution	$779,998	$504,298	$4,124	—

Total Investment Income	779,998	504,298	4,124	—
Expenses:
Mortality and expense risk	123,584	142,312	—	—

Net investment income (loss)	656,414	361,986	4,124	—

Realized gains (losses) on investments:
Capital gain distributions	1,367,856	—	24,428	—
Net realized gain (loss)	653,109	730,264	3,566	5

Realized gains (losses)	2,020,965	730,264	27,994	5
Unrealized appreciation (depreciation) during the period	(2,587,856)	647,357	(21,780)	486

Net increase (decrease) in assets from operations	89,523	1,739,607	10,338	491

Changes from principal transactions:
Transfer of net premiums	1,656,430	1,706,406	28,676	—
Transfer on terminations	(2,620,412)	(5,319,992)	91,974	(145)
Transfer on policy loans	(17,417)	34,839	(632)	—
Net interfund transfers	(2,194,036)	(2,130,395)	87,680	6,382

Net increase (decrease) in assets from principal transactions	(3,175,435)	(5,709,142)	207,698	6,237

Total increase (decrease) in assets	(3,085,912)	(3,969,535)	218,036	6,728
Assets, beginning of period	21,490,159	25,459,694	6,728	—

Assets, end of period	$18,404,247	$21,490,159	$224,764	$6,728

(h)	Fund renamed on May 1, 2006. Previously known as International Stock Trust. Fund available in prior year but no activity.
(i)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.
(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
International Core Trust Series 1		International Equity Index Trust A Series 1		International Equity Index Trust B Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$231,949	$97,181	$149,603	$57,198	$60,175	$46,778

231,949	97,181	149,603	57,198	60,175	46,778

55,431	77,019	18,941	35,162	—	—

176,518	20,162	130,662	22,036	60,175	46,778

1,374,346	739,210	181,589	57,938	96,381	45,748
624,280	3,620,975	1,822,415	260,582	21,513	225,148

1,998,626	4,360,185	2,004,004	318,520	117,894	270,896
(1,113,233)	(1,222,391)	(1,614,875)	1,443,938	(82,617)	20,668

1,061,911	3,157,956	519,791	1,784,494	95,452	338,342

487,585	1,081,864	447,024	329,258	317,610	1,024,066
(1,019,670)	(12,217,337)	(804,801)	(384,880)	216,862	(23,328)
(109,646)	(5,003)	(65)	(15,182)	(645)	—
447,339	3,415,008	(5,493,628)	1,785,490	820,659	(1,136,748)

(194,392)	(7,725,468)	(5,851,470)	1,714,686	1,354,486	(136,010)

867,519	(4,567,512)	(5,331,679)	3,499,180	1,449,938	202,332
9,619,429	14,186,941	9,394,587	5,895,407	202,332	—

$10,486,948	$9,619,429	$4,062,908	$9,394,587	$1,652,270	$202,332

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Opportunities Trust Series 0		International Opportunities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$23,219	—	$43,950	$1,648

Total Investment Income	23,219	—	43,950	1,648
Expenses:
Mortality and expense risk	—	—	11,945	3,104

Net investment income (loss)	23,219	—	32,005	(1,456)

Realized gains (losses) on investments:
Capital gain distributions	255,441	—	528,428	14,723
Net realized gain (loss)	21,612	(222)	106,905	(63,519)

Realized gains (losses)	277,053	(222)	635,333	(48,796)
Unrealized appreciation (depreciation) during the period	(118,291)	17,695	(148,494)	184,945

Net increase (decrease) in assets from operations	181,981	17,473	518,844	134,693

Changes from principal transactions:
Transfer of net premiums	128,892	352	205,538	189,587
Transfer on terminations	96,138	(1,354)	(236,347)	(6,471)
Transfer on policy loans	—	—	(19)	(15,193)
Net interfund transfers	1,440,278	175,903	653,485	1,844,627

Net increase (decrease) in assets from principal transactions	1,665,308	174,901	622,657	2,012,550

Total increase (decrease) in assets	1,847,289	192,374	1,141,501	2,147,243
Assets, beginning of period	192,374	—	2,154,500	7,257

Assets, end of period	$2,039,663	$192,374	$3,296,001	$2,154,500

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
International Small Cap Trust Series 0		International Small Cap Trust Series 1		International Value Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$14,798	—	$249,949	$58,302	$22,821	—

14,798	—	249,949	58,302	22,821	—

—	—	40,118	29,380	—	—

14,798	—	209,831	28,922	22,821	—

127,205	—	2,412,778	—	97,224	—
(8,707)	23	1,021,133	579,482	(87,222)	1

118,498	23	3,433,911	579,482	10,002	1
(147,207)	2,086	(2,957,117)	819,917	(10,839)	61

(13,911)	2,109	686,625	1,428,321	21,984	62

66,810	—	650,284	698,436	236,963	394
140,415	(497)	(691,551)	(771,065)	675,723	(24)
—	—	(712)	3,037	(1,532)	—
473,144	14,301	1,806,476	500,324	(796,697)	1,834

680,369	13,804	1,764,497	430,732	114,457	2,204

666,458	15,913	2,451,122	1,859,053	136,441	2,266
15,913	—	6,853,600	4,994,547	2,266	—

$682,371	$15,913	$9,304,722	$6,853,600	$138,707	$2,266

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Value Trust Series 1		Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (g)
Income:
Dividend income distribution	$1,334,862	$403,952	$13,494

Total Investment Income	1,334,862	403,952	13,494
Expenses:
Mortality and expense risk	128,751	108,226	—

Net investment income (loss)	1,206,111	295,726	13,494

Realized gains (losses) on investments:
Capital gain distributions	4,840,065	969,025	—
Net realized gain (loss)	2,167,602	2,013,283	(1,966)

Realized gains (losses)	7,007,667	2,982,308	(1,966)
Unrealized appreciation (depreciation) during the period	(5,559,113)	2,661,201	(4,151)

Net increase (decrease) in assets from operations	2,654,665	5,939,235	7,377

Changes from principal transactions:
Transfer of net premiums	3,035,928	2,727,556	32,386
Transfer on terminations	(4,533,699)	(2,112,356)	48,591
Transfer on policy loans	(2,332)	(7,715)	—
Net interfund transfers	2,926,990	2,046,461	151,074

Net increase (decrease) in assets from principal transactions	1,426,887	2,653,946	232,051

Total increase (decrease) in assets	4,081,552	8,593,181	239,428
Assets, beginning of period	28,081,796	19,488,615	—

Assets, end of period	$32,163,348	$28,081,796	$239,428

(g)	Fund available in prior year but no activity.
(x)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.

See accompanying notes.

Sub-Account
Investment Quality Bond Trust Series 1		Large Cap Growth Trust Series 1	Large Cap Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/06 (x)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$725,658	$1,288,354	$24,131	$302	—

725,658	1,288,354	24,131	302	—

46,152	105,730	11,016	—	—

679,506	1,182,624	13,115	302	—

—	—	—	2,199	—
(22,757)	(1,184,275)	509,226	(551)	1

(22,757)	(1,184,275)	509,226	1,648	1
(206,802)	429,934	(380,339)	(3,511)	66

449,947	428,283	142,002	(1,561)	67

442,710	2,422,502	103,462	17,363	622
(1,015,433)	(2,226,276)	(86,365)	(4,615)	(46)
(29,010)	(2,046)	510	(2,430)	—
(479,239)	(11,335,698)	(6,693,902)	36,546	175

(1,080,972)	(11,141,518)	(6,676,295)	46,864	751

(631,025)	(10,713,235)	(6,534,293)	45,303	818
8,726,321	19,439,556	6,534,293	818	—

$8,095,296	$8,726,321	—	$46,121	$818

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Trust Series 1		Large Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$28,531	$70	$1,199	—

Total Investment Income	28,531	70	1,199	—
Expenses:
Mortality and expense risk	18,144	161	—	—

Net investment income (loss)	10,387	(91)	1,199	—

Realized gains (losses) on investments:
Capital gain distributions	226,024	764	6,421	—
Net realized gain (loss)	(8,370)	74	511	—

Realized gains (losses)	217,654	838	6,932	—
Unrealized appreciation (depreciation) during the period	(497,632)	2,764	(9,532)	27

Net increase (decrease) in assets from operations	(269,591)	3,511	(1,401)	27

Changes from principal transactions:
Transfer of net premiums	136,484	1,547	44,041	306
Transfer on terminations	(318,431)	(1,103)	16,053	(12)
Transfer on policy loans	6,348	—	(1,966)	—
Net interfund transfers	5,259,757	28,399	113,225	3,043

Net increase (decrease) in assets from principal transactions	5,084,158	28,843	171,353	3,337

Total increase (decrease) in assets	4,814,567	32,354	169,952	3,364
Assets, beginning of period	36,373	4,019	3,364	—

Assets, end of period	$4,850,940	$36,373	$173,316	$3,364

(g)	Fund available in prior year but no activity.
(d)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust. Fund available in prior year but no activity.
(r)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

See accompanying notes.

Sub-Account
Large Cap Value Trust Series 1		Lifestyle Aggressive Trust Series 0		Lifestyle Aggressive Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (r)

$97,818	$21,052	$42,836	—	$887,780	$492,939

97,818	21,052	42,836	—	887,780	492,939

39,553	19,369	—	—	52,940	39,930

58,265	1,683	42,836	—	834,840	453,009

612,030	377,897	9,702	—	218,371	1,305,415
222,941	252,166	797	31	(111,787)	72,211

834,971	630,063	10,499	31	106,584	1,377,626
(527,200)	21,508	(25,728)	520	(314,032)	(894,495)

366,036	653,254	27,607	551	627,392	936,140

612,084	460,818	243,357	2,582	426,239	429,496
(240,840)	(55,385)	203,875	(494)	(777,506)	(169,847)
(5,286)	(15,537)	—	—	(102)	(44,179)
3,161,645	655,696	230,842	4,494	2,935,916	365,103

3,527,603	1,045,592	678,074	6,582	2,584,547	580,573

3,893,639	1,698,846	705,681	7,133	3,211,939	1,516,713
5,565,112	3,866,266	7,133	—	7,319,039	5,802,326

$9,458,751	$5,565,112	$712,814	$7,133	$10,530,978	$7,319,039

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Balanced Trust Series 0		Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (c)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (s)
Income:
Dividend income distribution	$158,970	$316	$1,095,980	$1,139,775

Total Investment Income	158,970	316	1,095,980	1,139,775
Expenses:
Mortality and expense risk	—	—	78,893	114,550

Net investment income (loss)	158,970	316	1,017,087	1,025,225

Realized gains (losses) on investments:
Capital gain distributions	4,661	—	21,458	1,361,959
Net realized gain (loss)	23,738	874	232,388	793,703

Realized gains (losses)	28,399	874	253,846	2,155,662
Unrealized appreciation (depreciation) during the period	(76,055)	44,155	(513,034)	(1,043,458)

Net increase (decrease) in assets from operations	111,314	45,345	757,899	2,137,429

Changes from principal transactions:
Transfer of net premiums	1,135,396	26,615	573,391	2,623,836
Transfer on terminations	(181,391)	(36,547)	(1,403,765)	(2,342,319)
Transfer on policy loans	—	—	(18,174)	(2,430)
Net interfund transfers	485,462	1,298,791	(3,133,406)	(5,694,687)

Net increase (decrease) in assets from principal transactions	1,439,467	1,288,859	(3,981,954)	(5,415,600)

Total increase (decrease) in assets	1,550,781	1,334,204	(3,224,055)	(3,278,171)
Assets, beginning of period	1,334,204	—	16,303,510	19,581,681

Assets, end of period	$2,884,985	$1,334,204	$13,079,455	$16,303,510

(c)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust. Fund available in prior year but no activity.
(s)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.
(a)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.
(t)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.
(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Lifestyle Conservative Trust Series 0		Lifestyle Conservative Trust Series 1		Lifestyle Growth Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)

$2,150	$1	$308,309	$305,056	$185,856	$390

2,150	1	308,309	305,056	185,856	390

—	—	15,544	30,910	—	—

2,150	1	292,765	274,146	185,856	390

77	—	16,012	200,160	10,753	—
(162)	—	11,699	(333,059)	45,828	2,563

(85)	—	27,711	(132,899)	56,581	2,563
(941)	2	(104,324)	169,605	(177,371)	111,580

1,124	3	216,152	310,852	65,066	114,533

11,926	644	176,486	900,293	633,937	761,973
13,517	(93)	(111,796)	(745,497)	(428,450)	(54,873)
—	—	(7,793)	(13)	—	—
4,471	733	5,403,124	(5,188,895)	2,122,448	636,244

29,914	1,284	5,460,021	(5,034,112)	2,327,935	1,343,344

31,038	1,287	5,676,173	(4,723,260)	2,393,001	1,457,877
1,287	—	1,239,063	5,962,323	1,457,877	—

$32,325	$1,287	$6,915,236	$1,239,063	$3,850,878	$1,457,877

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Growth Trust Series 1		Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (u)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)
Income:
Dividend income distribution	$961,732	$592,683	$30,282	$7

Total Investment Income	961,732	592,683	30,282	7
Expenses:
Mortality and expense risk	73,735	62,624	—	—

Net investment income (loss)	887,997	530,059	30,282	7

Realized gains (losses) on investments:
Capital gain distributions	60,991	676,316	586	—
Net realized gain (loss)	374,985	183,308	(869)	6

Realized gains (losses)	435,976	859,624	(283)	6
Unrealized appreciation (depreciation) during the period	(565,035)	(160,067)	(14,621)	222

Net increase (decrease) in assets from operations	758,938	1,229,616	15,378	235

Changes from principal transactions:
Transfer of net premiums	747,235	943,502	79,596	—
Transfer on terminations	(1,181,457)	(816,175)	258,809	(76)
Transfer on policy loans	(22,419)	(31,609)	—	—
Net interfund transfers	2,496,887	1,783,643	82,397	11,924

Net increase (decrease) in assets from principal transactions	2,040,246	1,879,361	420,802	11,848

Total increase (decrease) in assets	2,799,184	3,108,977	436,180	12,083
Assets, beginning of period	11,424,780	8,315,803	12,083	—

Assets, end of period	$14,223,964	$11,424,780	$448,263	$12,083

(u)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.
(y)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust. Fund available in prior year but no activity.
(v)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.
(g)	Fund available in prior year but no activity.
(bb)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.

See accompanying notes.

Sub-Account
Lifestyle Moderate Trust Series 1		Managed Trust Series 0		Mid Cap Core Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/06 (bb)

$205,822	$102,082	$2,781	$10,132	$4

205,822	102,082	2,781	10,132	4

16,177	14,913	—	—	—

189,645	87,169	2,781	10,132	4

3,286	100,196	1,456	45,355	51
117,402	53,995	1,189	(68,564)	(38)

120,688	154,191	2,645	(23,209)	13
(182,124)	36,275	(4,718)	698	—

128,209	277,635	708	(12,379)	17

1,030,108	375,825	36,974	122,876	203
(923,062)	(503,815)	(19,373)	(4,412)	(23)
(4,570)	(7,365)	—	—	—
(894,286)	7,427	(6,797)	(45,852)	(197)

(791,810)	(127,928)	10,804	72,612	(17)

(663,601)	149,707	11,512	60,233	—
3,158,679	3,008,972	60,233	—	—

$2,495,078	$3,158,679	$71,745	$60,233	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Core Trust Series 1	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/06 (bb)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$17,934	$14,542	—

Total Investment Income	17,934	14,542	—
Expenses:
Mortality and expense risk	5,294	—	—

Net investment income (loss)	12,640	14,542	—

Realized gains (losses) on investments:
Capital gain distributions	243,480	132,974	—
Net realized gain (loss)	(179,040)	54,482	(467)

Realized gains (losses)	64,440	187,456	(467)
Unrealized appreciation (depreciation) during the period	(7,652)	(162,584)	30,342

Net increase (decrease) in assets from operations	69,428	39,414	29,875

Changes from principal transactions:
Transfer of net premiums	97,129	369,960	88,754
Transfer on terminations	(61,148)	197,036	(7,149)
Transfer on policy loans	—	—	—
Net interfund transfers	(934,758)	111,405	238,201

Net increase (decrease) in assets from principal transactions	(898,777)	678,401	319,806

Total increase (decrease) in assets	(829,349)	717,815	349,681
Assets, beginning of period	829,349	349,681	—

Assets, end of period	—	$1,067,496	$349,681

(bb)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.
(g)	Fund available in prior year but no activity.
(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Mid Cap Index Trust Series 1		Mid Cap Intersection Trust Series 1	Mid Cap Stock Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (w)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$419,100	$40,359	—	$50	—

419,100	40,359	—	50	—

143,625	32,903	1	—	—

275,475	7,456	(1)	50	—

3,740,039	281,969	—	257,810	—
1,039,592	586,781	—	8,418	(587)

4,779,631	868,750	—	266,228	(587)
(2,592,269)	(330,368)	(60)	(139,160)	7,745

2,462,837	545,838	(61)	127,118	7,158

498,245	482,049	132	185,164	3,802
(1,413,258)	(1,987,942)	(48)	15,440	(3,434)
160	(3,369)	—	—	—
19,233,839	1,249,510	1,013	983,072	131,880

18,318,986	(259,752)	1,097	1,183,676	132,248

20,781,823	286,086	1,036	1,310,794	139,406
6,517,466	6,231,380	—	139,406	—

$27,299,289	$6,517,466	$1,036	$1,450,200	$139,406

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Stock Trust Series 1		Mid Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	—	—	$3,388	—

Total Investment Income	—	—	3,388	—
Expenses:
Mortality and expense risk	67,361	70,864	—	—

Net investment income (loss)	(67,361)	(70,864)	3,388	—

Realized gains (losses) on investments:
Capital gain distributions	3,699,292	601,318	82,859	—
Net realized gain (loss)	1,041,514	1,903,374	(15,601)	700

Realized gains (losses)	4,740,806	2,504,692	67,258	700
Unrealized appreciation (depreciation) during the period	(1,657,566)	(702,432)	(83,969)	6,290

Net increase (decrease) in assets from operations	3,015,879	1,731,396	(13,323)	6,990

Changes from principal transactions:
Transfer of net premiums	655,520	1,048,897	215,623	66,779
Transfer on terminations	(2,096,327)	(2,411,802)	59,600	(2,019)
Transfer on policy loans	214	(24,242)	—	—
Net interfund transfers	280,010	(423,608)	3,151	28,630

Net increase (decrease) in assets from principal transactions	(1,160,583)	(1,810,755)	278,374	93,390

Total increase (decrease) in assets	1,855,296	(79,359)	265,051	100,380
Assets, beginning of period	13,282,114	13,361,473	100,380	—

Assets, end of period	$15,137,410	$13,282,114	$365,431	$100,380

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Mid Cap Value Trust Series 1		Mid Value Trust Series 0		Money Market Trust B Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$152,898	$219,309	$52,817	—	$583,956	$173,969

152,898	219,309	52,817	—	583,956	173,969

69,565	139,600	—	—	—	—

83,333	79,709	52,817	—	583,956	173,969

3,853,599	5,214,486	460,313	—	—	—
(293,156)	88,813	(45,760)	3,888	—	—

3,560,443	5,303,299	414,553	3,888	—	—
(3,231,042)	(1,822,166)	(579,073)	129,028	—	—

412,734	3,560,842	(111,703)	132,916	583,956	173,969

948,590	2,953,540	1,065,837	171,269	31,396,051	9,032,419
(1,918,205)	(1,851,005)	(67,877)	(15,027)	812,260	37,532,862
(138,971)	(17,192)	—	—	(262,401)	—
(19,042,018)	(5,250,371)	556,592	660,612	(16,755,046)	(39,806,190)

(20,150,604)	(4,165,028)	1,554,552	816,854	15,190,864	6,759,091

(19,737,870)	(604,186)	1,442,849	949,770	15,774,820	6,933,060
31,558,117	32,162,303	949,770	—	6,933,060	—

$11,820,247	$31,558,117	$2,392,619	$949,770	$22,707,880	$6,933,060

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Money Market Trust Series 1		Natural Resources Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$3,884,106	$2,957,926	$5,463	—

Total Investment Income	3,884,106	2,957,926	5,463	—
Expenses:
Mortality and expense risk	456,724	336,317	—	—

Net investment income (loss)	3,427,382	2,621,609	5,463	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	249,989	—
Net realized gain (loss)	—	—	37,102	(4)

Realized gains (losses)	—	—	287,091	(4)
Unrealized appreciation (depreciation) during the period	—	—	(165,980)	161

Net increase (decrease) in assets from operations	3,427,382	2,621,609	126,574	157

Changes from principal transactions:
Transfer of net premiums	3,463,604	14,592,677	87,322	2,994
Transfer on terminations	(15,087,419)	(19,877,281)	173,639	(138)
Transfer on policy loans	(728,678)	3,862	(670)	—
Net interfund transfers	6,062,492	36,657,483	423,710	844

Net increase (decrease) in assets from principal transactions	(6,290,001)	31,376,741	684,001	3,700

Total increase (decrease) in assets	(2,862,619)	33,998,350	810,575	3,857
Assets, beginning of period	86,696,310	52,697,960	3,857	—

Assets, end of period	$83,833,691	$86,696,310	$814,432	$3,857

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Natural Resources Trust Series 1		Overseas Equity Trust Series 0		Pacific Rim Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$108,925	$41,753	$63,262	—	$6,276	—

108,925	41,753	63,262	—	6,276	—

45,836	37,196	—	—	—	—

63,089	4,557	63,262	—	6,276	—

4,591,998	1,400,762	327,891	—	91,492	—
291,564	261,161	161,116	370	831	3

4,883,562	1,661,923	489,007	370	92,323	3
(1,618,857)	(475,687)	(297,702)	152,881	(86,722)	139

3,327,794	1,190,793	254,567	153,251	11,877	142

784,784	2,280,002	1,196,195	213,508	60,988	1,544
(833,187)	(552,932)	(78,141)	(18,382)	167,166	(140)
120	(40,815)	—	—	(118)	—
3,857,746	(1,145,952)	329,342	898,613	157,917	435

3,809,463	540,303	1,447,396	1,093,739	385,953	1,839

7,137,257	1,731,096	1,701,963	1,246,990	397,830	1,981
6,971,550	5,240,454	1,246,990	—	1,981	—

$14,108,807	$6,971,550	$2,948,953	$1,246,990	$399,811	$1,981

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Pacific Rim Trust Series 1		Quantitative All Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$147,775	$78,114	$323	$20

Total Investment Income	147,775	78,114	323	20
Expenses:
Mortality and expense risk	40,155	46,116	—	—

Net investment income (loss)	107,620	31,998	323	20

Realized gains (losses) on investments:
Capital gain distributions	2,066,544	—	3,277	62
Net realized gain (loss)	645,668	1,078,836	303	4

Realized gains (losses)	2,712,212	1,078,836	3,580	66
Unrealized appreciation (depreciation) during the period	(2,139,360)	(439,341)	(3,726)	111

Net increase (decrease) in assets from operations	680,472	671,493	177	197

Changes from principal transactions:
Transfer of net premiums	422,618	932,749	24,312	1,554
Transfer on terminations	(818,362)	(647,909)	(3,653)	(144)
Transfer on policy loans	(7,959)	(24,162)	—	—
Net interfund transfers	(1,607,183)	1,369,954	17,532	438

Net increase (decrease) in assets from principal transactions	(2,010,886)	1,630,632	38,191	1,848

Total increase (decrease) in assets	(1,330,414)	2,302,125	38,368	2,045
Assets, beginning of period	9,231,358	6,929,233	2,045	—

Assets, end of period	$7,900,944	$9,231,358	$40,413	$2,045

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Quantitative All Cap Trust Series 1		Quantitative Mid Cap Trust Series 0		Quantitative Mid Cap Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$85	$11	$374	—	$204	—

85	11	374	—	204	—

131	753	—	—	990	3,103

(46)	(742)	374	—	(786)	(3,103)

11,198	917	12,207	—	23,243	130,839
159	26,037	(1,480)	1	(13,776)	(1,529)

11,357	26,954	10,727	1	9,467	129,310
(114)	1,501	(14,880)	42	6,215	(116,417)

11,197	27,713	(3,779)	43	14,896	9,790

215	18,848	13,523	694	76,603	217,911
(16,520)	(3,960)	40,082	(73)	(92,405)	(22,242)
91	(14,791)	—	—	(2)	—
5,124	(59,390)	19,111	196	(430,103)	(217,618)

(11,090)	(59,293)	72,716	817	(445,907)	(21,949)

107	(31,580)	68,937	860	(431,011)	(12,159)
1,093	32,673	860	—	474,909	487,068

$1,200	$1,093	$69,797	$860	$43,898	$474,909

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Quantitative Value Trust Series 0		Quantitative Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$615	—	$11,034	$304

Total Investment Income	615	—	11,034	304
Expenses:
Mortality and expense risk	—	—	2,681	895

Net investment income (loss)	615	—	8,353	(591)

Realized gains (losses) on investments:
Capital gain distributions	2,126	—	49,981	2,639
Net realized gain (loss)	(156)	3	(34,306)	23,430

Realized gains (losses)	1,970	3	15,675	26,069
Unrealized appreciation (depreciation) during the period	(5,687)	150	(48,656)	142

Net increase (decrease) in assets from operations	(3,102)	153	(24,628)	25,620

Changes from principal transactions:
Transfer of net premiums	16,051	1,254	83,720	—
Transfer on terminations	(765)	(74)	(11,819)	(2,392)
Transfer on policy loans	—	—	—	—
Net interfund transfers	32,731	354	472,016	(3,418)

Net increase (decrease) in assets from principal transactions	48,017	1,534	543,917	(5,810)

Total increase (decrease) in assets	44,915	1,687	519,289	19,810
Assets, beginning of period	1,687	—	19,810	—

Assets, end of period	$46,602	$1,687	$539,099	$19,810

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Real Estate Securities Trust Series 0		Real Estate Securities Trust Series 1		Real Return Bond Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$178,017	$71,568	$898,271	$763,686	$9,964	—

178,017	71,568	898,271	763,686	9,964	—

—	—	192,346	233,063	—	—

178,017	71,568	705,925	530,623	9,964	—

3,248,799	665,441	17,021,101	7,286,948	—	—
(1,210,140)	(100,301)	250,965	2,942,349	523	18

2,038,659	565,140	17,272,066	10,229,297	523	18
(3,171,369)	309,121	(23,275,772)	3,039,570	4,558	(893)

(954,693)	945,829	(5,297,781)	13,799,490	15,045	(875)

825,121	980,004	1,817,857	2,773,775	8,613	9,800
306,314	(78,898)	(4,126,676)	(11,895,817)	16,767	(1,639)
(928)	—	(46,487)	(207,472)	—	—
(1,052,606)	3,988,342	(6,945,221)	(2,193,878)	24,129	87,951

77,901	4,889,448	(9,300,527)	(11,523,392)	49,509	96,112

(876,792)	5,835,277	(14,598,308)	2,276,098	64,554	95,237
5,835,277	—	41,904,090	39,627,992	95,237	—

$4,958,485	$5,835,277	$27,305,782	$41,904,090	$159,791	$95,237

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Return Bond Trust Series 1		Science & Technology Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$285,163	$51,772	—	—

Total Investment Income	285,163	51,772	—	—
Expenses:
Mortality and expense risk	15,959	9,847	—	—

Net investment income (loss)	269,204	41,925	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	39,030	—	—
Net realized gain (loss)	(9,362)	(3,102)	28,332	4

Realized gains (losses)	(9,362)	35,928	28,332	4
Unrealized appreciation (depreciation) during the period	231,840	(75,972)	25,876	118

Net increase (decrease) in assets from operations	491,682	1,881	54,208	122

Changes from principal transactions:
Transfer of net premiums	120,519	339,182	67,391	767
Transfer on terminations	(287,613)	(61,199)	203,785	(119)
Transfer on policy loans	(125)	(416)	—	—
Net interfund transfers	2,736,641	565,582	120,260	216

Net increase (decrease) in assets from principal transactions	2,569,422	843,149	391,436	864

Total increase (decrease) in assets	3,061,104	845,030	445,644	986
Assets, beginning of period	2,514,498	1,669,468	986	—

Assets, end of period	$5,575,602	$2,514,498	$446,630	$986

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Science & Technology Trust Series 1		Short-Term Bond Trust Series 0		Small Cap Growth Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

—	—	$6,128	$23,330	—	—

—	—	6,128	23,330	—	—

62,642	95,580	—	—	—	—

(62,642)	(95,580)	6,128	23,330	—	—

—	—	—	—	683,078	—
1,617,164	851,679	(220)	(21,712)	86,885	(6,735)

1,617,164	851,679	(220)	(21,712)	769,963	(6,735)
673,580	203,963	(4,642)	49	(407,565)	195,446

2,228,102	960,062	1,266	1,667	362,398	188,711

536,530	1,369,054	41,863	—	1,216,024	287,659
(1,556,873)	(3,995,688)	(3,991)	(1,936)	(88,174)	(26,832)
(44,498)	58,489	(1,992)	—	(512)	—
(5,260,157)	(2,055,089)	47,482	24,952	95,953	1,391,314

(6,324,998)	(4,623,234)	83,362	23,016	1,223,291	1,652,141

(4,096,896)	(3,663,172)	84,628	24,683	1,585,689	1,840,852
16,624,064	20,287,236	24,683	—	1,840,852	—

$12,527,168	$16,624,064	$109,311	$24,683	$3,426,541	$1,840,852

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Index Trust Series 0		Small Cap Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$5,985	$1,746	$112,925	$62,183

Total Investment Income	5,985	1,746	112,925	62,183
Expenses:
Mortality and expense risk	—	—	33,311	59,501

Net investment income (loss)	5,985	1,746	79,614	2,682

Realized gains (losses) on investments:
Capital gain distributions	43,399	8,837	869,567	336,008
Net realized gain (loss)	1,705	(20,894)	1,118,924	680,809

Realized gains (losses)	45,104	(12,057)	1,988,491	1,016,817
Unrealized appreciation (depreciation) during the period	(62,269)	7,340	(2,242,690)	1,025,799

Net increase (decrease) in assets from operations	(11,180)	(2,971)	(174,585)	2,045,298

Changes from principal transactions:
Transfer of net premiums	143,728	118,533	522,462	999,774
Transfer on terminations	9,475	(4,852)	(476,934)	(2,195,316)
Transfer on policy loans	—	—	536	(3,343)
Net interfund transfers	70,981	67,716	(6,253,739)	38,138

Net increase (decrease) in assets from principal transactions	224,184	181,397	(6,207,675)	(1,160,747)

Total increase (decrease) in assets	213,004	178,426	(6,382,260)	884,551
Assets, beginning of period	178,426	—	12,623,575	11,739,024

Assets, end of period	$391,430	$178,426	$6,241,315	$12,623,575

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Small Cap Opportunities Trust Series 0	Small Cap Opportunities Trust Series 1		Small Cap Trust Series 0
Year Ended Dec. 31/07 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$625	$62,108	$45,311	—	—

625	62,108	45,311	—	—

—	15,978	30,190	—	—

625	46,130	15,121	—	—

2,324	210,888	169,485	3,049	—
(945)	336,149	424,573	278	480

1,379	547,037	594,058	3,327	480
(5,559)	(926,825)	11,087	(3,773)	—

(3,555)	(333,658)	620,266	(446)	480

17,453	137,892	390,090	500	—
17,208	(175,114)	(436,143)	425	483
—	2,097	(9,268)	—	—
11,090	(3,640,829)	705,870	16,905	(963)

45,751	(3,675,954)	650,549	17,830	(480)

42,196	(4,009,612)	1,270,815	17,384	—
—	7,281,857	6,011,042	—	—

$42,196	$3,272,245	$7,281,857	$17,384	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Trust Series 1		Small Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	—	—	$40,058	$4,073

Total Investment Income	—	—	40,058	4,073
Expenses:
Mortality and expense risk	539	216	—	—

Net investment income (loss)	(539)	(216)	40,058	4,073

Realized gains (losses) on investments:
Capital gain distributions	19,866	4,089	741,979	655,513
Net realized gain (loss)	3,973	(4,230)	(207,138)	(61,769)

Realized gains (losses)	23,839	(141)	534,841	593,744
Unrealized appreciation (depreciation) during the period	(26,369)	235	(673,540)	(186,600)

Net increase (decrease) in assets from operations	(3,069)	(122)	(98,641)	411,217

Changes from principal transactions:
Transfer of net premiums	8,474	6,211	170,060	715,696
Transfer on terminations	(23,770)	(2,395)	(85,509)	(58,632)
Transfer on policy loans	—	—	(492)	—
Net interfund transfers	82,757	24,879	(882,339)	3,338,077

Net increase (decrease) in assets from principal transactions	67,461	28,695	(798,280)	3,995,141

Total increase (decrease) in assets	64,392	28,573	(896,921)	4,406,358
Assets, beginning of period	45,604	17,031	4,406,358	—

Assets, end of period	$109,996	$45,604	$3,509,437	$4,406,358

(g)	Fund available in prior year but no activity.
(cc)	Reflects the period from commencement of operations on November 12, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Small Cap Value Trust Series 1	Small Company Trust Series 1		Small Company Value Trust Series 0
Year Ended Dec. 31/07 (cc)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$35	—	—	$715	—

35	—	—	715	—

152	4,755	673	—	—

(117)	(4,755)	(673)	715	—

616	216,457	8,125	85,389	—
(4,269)	2,515	1,188	(10,869)	596

(3,653)	218,972	9,313	74,520	596
(762)	(297,453)	17,035	(105,580)	3,768

(4,532)	(83,236)	25,675	(30,345)	4,364

6,079	39,113	266,446	200,928	53,849
(866)	(11,398)	(4,121)	183,391	(3,892)
—	—	—	(499)	—
8,520	(28,000)	985,610	240,611	20,304

13,733	(285)	1,247,935	624,431	70,261

9,201	(83,521)	1,273,610	594,086	74,625
—	1,317,577	43,967	74,625	—

$9,201	$1,234,056	$1,317,577	$668,711	$74,625

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Value Trust Series 1		Special Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (q)
Income:
Dividend income distribution	$33,600	$18,948	$1

Total Investment Income	33,600	18,948	1
Expenses:
Mortality and expense risk	98,045	136,642	—

Net investment income (loss)	(64,445)	(117,694)	1

Realized gains (losses) on investments:
Capital gain distributions	3,411,518	4,369,098	4
Net realized gain (loss)	(55,087)	1,531,690	(7)

Realized gains (losses)	3,356,431	5,900,788	(3)
Unrealized appreciation (depreciation) during the period	(3,513,168)	(2,093,977)	0

Net increase (decrease) in assets from operations	(221,182)	3,689,117	(2)

Changes from principal transactions:
Transfer of net premiums	1,966,339	4,303,892	136
Transfer on terminations	(3,439,628)	(8,072,237)	(115)
Transfer on policy loans	(313,996)	4,286	—
Net interfund transfers	(4,042,523)	(2,333,045)	(19)

Net increase (decrease) in assets from principal transactions	(5,829,808)	(6,097,104)	2

Total increase (decrease) in assets	(6,050,990)	(2,407,987)	—
Assets, beginning of period	23,687,841	26,095,828	—

Assets, end of period	$17,636,851	$23,687,841	—

(q)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.
(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Special Value Trust Series 1		Strategic Bond Trust Series 0		Strategic Bond Trust Series 1
Year Ended Dec. 31/07 (q)	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$9,525	$98	$8,978	—	$451,804	$349,479

9,525	98	8,978	—	451,804	349,479

1,521	1,596	—	—	24,849	30,307

8,004	(1,498)	8,978	—	426,955	319,172

139,544	34,950	—	—	—	—
(111,644)	15,101	(2,957)	18	(27,204)	(36,577)

27,900	50,051	(2,957)	18	(27,204)	(36,577)
(37,216)	(11,507)	(5,901)	—	(430,287)	49,719

(1,312)	37,046	120	18	(30,536)	332,314

22,439	164,070	34,820	—	610,024	1,100,588
(7,423)	(7,006)	42,371	(686)	(1,097,323)	(479,632)
—	—	—	—	(59,741)	713
(384,302)	(132,743)	64,809	668	(484,174)	(712,282)

(369,286)	24,321	142,000	(18)	(1,031,214)	(90,613)

(370,598)	61,367	142,120	—	(1,061,750)	241,701
370,598	309,231	—	—	5,459,524	5,217,823

—	$370,598	$142,120	—	$4,397,774	$5,459,524

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Income Trust Series 0	Strategic Income Trust Series 1
	Year Ended Dec. 31/07 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$295	$5,058	$17,910

Total Investment Income	295	5,058	17,910
Expenses:
Mortality and expense risk	—	1,643	5,454

Net investment income (loss)	295	3,415	12,456

Realized gains (losses) on investments:
Capital gain distributions	—	—	246
Net realized gain (loss)	45	10,407	(2,157)

Realized gains (losses)	45	10,407	(1,911)
Unrealized appreciation (depreciation) during the period	262	4,318	25,116

Net increase (decrease) in assets from operations	602	18,140	35,661

Changes from principal transactions:
Transfer of net premiums	—	134,818	288,069
Transfer on terminations	(2,577)	(17,993)	(49,100)
Transfer on policy loans	—	(14)	(3)
Net interfund transfers	16,116	(401,390)	(837,587)

Net increase (decrease) in assets from principal transactions	13,539	(284,579)	(598,621)

Total increase (decrease) in assets	14,141	(266,439)	(562,960)
Assets, beginning of period	—	512,297	1,075,257

Assets, end of period	$14,141	$245,858	$512,297

(g)	Fund available in prior year but no activity.
(p)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.
(aa)	Terminated as an investment option and funds transferred to Large Cap Value Trust on December 4, 2006.

See accompanying notes.

Sub-Account
Strategic Opportunities Trust Series 0		Strategic Opportunities Trust Series 1		Strategic Value Trust Series 0
Year Ended Dec. 31/07 (p)	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07 (p)	Year Ended Dec. 31/06	Year Ended Dec. 31/06 (aa)

$874	—	$38,911	$577	$27.00

874	—	38,911	577	27

—	—	9,083	28,728	—

874	—	29,828	(28,151)	27

—	—	—	—	250
2,575	—	1,279,194	489,721	(181)

2,575	—	1,279,194	489,721	69
(8)	8	(982,728)	41,827	—

3,441	8	326,294	503,397	96

21,691	83	216,413	600,267	958
132,912	(8)	(327,439)	(739,778)	(90)
—	—	(7,192)	107,464	—
(158,150)	23	(5,146,934)	(639,091)	(964)

(3,547)	98	(5,265,152)	(671,138)	(96)

(106)	106	(4,938,858)	(167,741)	—
106	—	4,938,858	5,106,599	—

—	$106	—	$4,938,858	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Value Trust Series 1	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/06 (aa)	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$2,689	$243,371	$24,257

Total Investment Income	2,689	243,371	24,257
Expenses:
Mortality and expense risk	1,250	—	—

Net investment income (loss)	1,439	243,371	24,257

Realized gains (losses) on investments:
Capital gain distributions	23,834	—	—
Net realized gain (loss)	39,294	42,627	180

Realized gains (losses)	63,128	42,627	180
Unrealized appreciation (depreciation) during the period	(4,326)	(130,360)	50,942

Net increase (decrease) in assets from operations	60,241	155,638	75,379

Changes from principal transactions:
Transfer of net premiums	155,352	2,053,557	80,498
Transfer on terminations	(56,288)	(60,872)	(22,496)
Transfer on policy loans	—	—	—
Net interfund transfers	(246,473)	(1,127,631)	1,504,404

Net increase (decrease) in assets from principal transactions	(147,409)	865,054	1,562,406

Total increase (decrease) in assets	(87,168)	1,020,692	1,637,785
Assets, beginning of period	87,168	1,637,785	—

Assets, end of period	—	$2,658,477	$1,637,785

(aa)	Terminated as an investment option and funds transferred to Large Cap Value Trust on December 4, 2006.
(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.
(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Total Return Trust Series 0		Total Return Trust Series 1		Total Stock Market Index Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$53,108	—	$2,494,407	$1,285,963	$5,207	—

53,108	—	2,494,407	1,285,963	5,207	—

—	—	131,334	162,013	—	—

53,108	—	2,363,073	1,123,950	5,207	—

—	—	—	—	10,866	—
2,258	1,032	70,807	(777,149)	1,848	—

2,258	1,032	70,807	(777,149)	12,714	—
275	2,677	50,338	677,233	(14,907)	(8)

55,641	3,709	2,484,218	1,024,034	3,014	(8)

192,398	69,283	1,868,139	4,883,577	38,068	—
(8,515)	(8,043)	(3,682,683)	(10,473,292)	90,160	—
—	—	(21,718)	(819)	—	—
264,424	325,619	5,167,795	(8,964,975)	203,811	1,723

448,307	386,859	3,331,533	(14,555,509)	332,039	1,723

503,948	390,568	5,815,751	(13,531,475)	335,053	1,715
390,568	—	28,840,343	42,371,818	1,715	—

$894,516	$390,568	$34,656,094	$28,840,343	$336,768	$1,715

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Stock Market Index Trust Series 1		U.S. Core Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (g)
Income:
Dividend income distribution	$65,269	$37,263	$12,197

Total Investment Income	65,269	37,263	12,197
Expenses:
Mortality and expense risk	13,158	17,229	—

Net investment income (loss)	52,111	20,034	12,197

Realized gains (losses) on investments:
Capital gain distributions	127,940	19,933	60,746
Net realized gain (loss)	170,840	345,518	(643)

Realized gains (losses)	298,780	365,451	60,103
Unrealized appreciation (depreciation) during the period	(189,260)	82,756	(60,013)

Net increase (decrease) in assets from operations	161,631	468,241	12,287

Changes from principal transactions:
Transfer of net premiums	218,022	139,877	78,619
Transfer on terminations	(320,985)	(264,963)	229,285
Transfer on policy loans	—	—	—
Net interfund transfers	775,711	(1,282,841)	434,089

Net increase (decrease) in assets from principal transactions	672,748	(1,407,927)	741,993

Total increase (decrease) in assets	834,379	(939,686)	754,280
Assets, beginning of period	2,867,841	3,807,527	—

Assets, end of period	$3,702,220	$2,867,841	$754,280

(g)	Fund available in prior year but no activity.
(o)	Fund renamed on May 1, 2006. Previously known as Growth & Income Trust.

See accompanying notes.

Sub-Account
U.S. Core Trust Series 1		U.S. Global Leaders Growth Trust Series 0	U.S. Global Leaders Growth Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)	Year Ended Dec. 31/07 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$182,489	$189,381	$21	$7,972	—

182,489	189,381	21	7,972	—

48,327	81,729	—	2,472	4,151

134,162	107,652	21	5,500	(4,151)

730,959	1,820,307	—	—	10,457
(19,791)	(31,873)	43	22,653	22,132

711,168	1,788,434	43	22,653	32,589
(652,744)	(565,624)	42	(19,163)	(33,718)

192,586	1,330,462	106	8,990	(5,280)

778,531	1,057,532	389	132,935	155,111
(1,428,296)	(1,071,864)	1,566	(123,012)	(311,167)
(56,814)	21,777	—	114	61
(8,390,669)	(629,805)	(804)	(56,223)	(249,515)

(9,097,248)	(622,360)	1,151	(46,186)	(405,510)

(8,904,662)	708,102	1,257	(37,196)	(410,790)
16,484,485	15,776,383	—	690,161	1,100,951

$7,579,823	$16,484,485	$1,257	$652,965	$690,161

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Government Securities Trust Series 0		U.S. Government Securities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$7,242	—	$881,826	$567,693

Total Investment Income	7,242	—	881,826	567,693
Expenses:
Mortality and expense risk	—	—	39,888	48,276

Net investment income (loss)	7,242	—	841,938	519,417

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	(2,455)	—	(102,600)	(315,149)

Realized gains (losses)	(2,455)	—	(102,600)	(315,149)
Unrealized appreciation (depreciation) during the period	(2,439)	8	(486,293)	163,981

Net increase (decrease) in assets from operations	2,348	8	253,045	368,249

Changes from principal transactions:
Transfer of net premiums	19,720	300	546,939	1,599,478
Transfer on terminations	58,243	(23)	(2,113,261)	(1,591,435)
Transfer on policy loans	—	—	(698)	(1,823)
Net interfund transfers	18,205	85	(335,236)	743,579

Net increase (decrease) in assets from principal transactions	96,168	362	(1,902,256)	749,799

Total increase (decrease) in assets	98,516	370	(1,649,211)	1,118,048
Assets, beginning of period	370	—	11,102,160	9,984,112

Assets, end of period	$98,886	$370	$9,452,949	$11,102,160

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
U.S. High Yield Bond Trust Series 0		U.S. High Yield Bond Trust Series 1		U.S. Large Cap Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$1,066	—	$15,874	—	$1,606	—

1,066	—	15,874	—	1,606	—

—	—	931	9	—	—

1,066	—	14,943	(9)	1,606	—

—	—	—	—	—	—
90	4	3,113	2	6,822	871

90	4	3,113	2	6,822	871
(972)	199	(15,897)	172	(6,109)	—

184	203	2,159	165	2,319	871

6,793	3,637	46,735	282	31,659	—
8	(302)	(5,715)	(49)	113,049	(1,974)
—	—	—	—	—	—
1,773	1,026	219,288	2,383	(28,799)	1,103

8,574	4,361	260,308	2,616	115,909	(871)

8,758	4,564	262,467	2,781	118,228	—
4,564	—	2,781	—	—	—

$13,322	$4,564	$265,248	$2,781	$118,228	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Large Cap Trust Series 1		Utilities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$248,755	$123,657	$4,916	—

Total Investment Income	248,755	123,657	4,916	—
Expenses:
Mortality and expense risk	127,591	131,783	—	—

Net investment income (loss)	121,164	(8,126)	4,916	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	61,616	—
Net realized gain (loss)	1,287,072	841,022	4,312	5

Realized gains (losses)	1,287,072	841,022	65,928	5
Unrealized appreciation (depreciation) during the period	(1,464,005)	1,267,046	(31,118)	256

Net increase (decrease) in assets from operations	(55,769)	2,099,942	39,726	261

Changes from principal transactions:
Transfer of net premiums	1,224,784	1,352,023	43,308	1,606
Transfer on terminations	(3,042,908)	(2,482,289)	100,641	(59)
Transfer on policy loans	(59,360)	(44,076)	(1,581)	—
Net interfund transfers	(259,278)	(540,586)	162,170	453

Net increase (decrease) in assets from principal transactions	(2,136,762)	(1,714,928)	304,538	2,000

Total increase (decrease) in assets	(2,192,531)	385,014	344,264	2,261
Assets, beginning of period	23,164,531	22,779,517	2,261	—

Assets, end of period	$20,972,000	$23,164,531	$346,525	$2,261

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Utilities Trust Series 1		Value Trust Series 0	Value Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$87,254	$50,080	$4,381	$169,823	$41,708

87,254	50,080	4,381	169,823	41,708

18,211	10,239	—	57,649	54,488

69,043	39,841	4,381	112,174	(12,780)

1,080,333	261,950	110,417	3,705,196	1,545,767
205,830	107,775	(2,858)	365,053	749,169

1,286,163	369,725	107,559	4,070,249	2,294,936
(455,268)	199,624	(107,770)	(3,290,492)	(628,530)

899,938	609,190	4,170	891,931	1,653,626

396,297	430,714	39,739	1,056,537	1,545,867
(349,216)	(249,088)	79,099	(1,705,732)	(668,407)
733	(10,151)	(507)	(126,168)	(18,564)
1,921,060	(547,240)	392,281	3,572,263	(4,006,735)

1,968,874	(375,765)	510,612	2,796,900	(3,147,839)

2,868,812	233,425	514,782	3,688,831	(1,494,213)
2,433,871	2,200,446	—	8,411,802	9,906,015

$5,302,683	$2,433,871	$514,782	$12,100,633	$8,411,802

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Total
	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$27,241,180	$15,216,517

Total Investment Income	27,241,180	15,216,517
Expenses:
Mortality and expense risk	3,667,954	3,910,285

Net investment income (loss)	23,573,226	11,306,232

Realized gains (losses) on investments:
Capital gain distributions	90,919,821	38,204,649
Net realized gain (loss)	31,919,557	32,846,305

Realized gains (losses)	122,839,378	71,050,954
Unrealized appreciation (depreciation) during the period	(98,575,061)	8,955,229

Net increase (decrease) in assets from operations	47,837,543	91,312,416

Changes from principal transactions:
Transfer of net premiums	96,959,380	103,202,662
Transfer on terminations	(87,578,713)	(120,216,284)
Transfer on policy loans	(2,592,667)	(507,373)
Net interfund transfers	(4,200,707)	(4,432,694)

Net increase (decrease) in assets from principal transactions	2,587,293	(21,953,689)

Total increase (decrease) in assets	50,424,836	69,358,727
Assets, beginning of period	811,311,132	741,952,406

Assets, end of period	$861,735,968	$811,311,133

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements

December 31, 2007

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) (JHUSA or the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has eighty active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and one sub-account that invests in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is a wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust Portfolio but in different share classes of that Portfolio. Series 1 represents interests in Series 1 shares of the Portfolio and Series 0 represents interests in Series NAV shares of the Trust’s Portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

Terminated	Transferred To	Effective Date
Special Value Trust	Small Cap Value Trust	November 12, 2007
Strategic Opportunities Trust	Large Cap Trust	April 30, 2007

As the result of portfolio changes, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Bond Index Trust B	Total Bond Market Trust B	October 1, 2007

The following sub-accounts of the Account were commenced as an investment option:

New Fund		Effective Date
Emerging Markets Value Trust		April 30, 2007
Mid Cap Intersection Trust		April 30, 2007
Small Cap Value Trust Series 1		November 12, 2007

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “Code”). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement No. 157, Fair Value Measurement (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Account’s financial position or results of operations.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0.25% and 0.70% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

5.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$12,046,497	$9,593,588
500 Index Trust Series 1	30,893,678	16,485,843
Active Bond Trust Series 0	552,083	177,937
Active Bond Trust Series 1	2,013,496	4,401,402
All Cap Core Trust Series 0	34,063	5,076
All Cap Core Trust Series 1	9,852,279	3,173,595
All Cap Growth Trust Series 0	306,631	300,815
All Cap Growth Trust Series 1	1,019,943	1,563,867
All Cap Value Trust Series 0	76,965	16,617
All Cap Value Trust Series 1	10,491,826	836,264
American Blue Chip Income and Growth Trust Series 1	2,676,454	3,580,710

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
American Bond Trust Series 1	$5,681,144	$2,197,821
American Growth Trust Series 1	14,803,679	27,964,390
American Growth-Income Trust Series 1	3,678,683	2,144,517
American International Trust Series 1	21,912,784	8,768,640
Blue Chip Growth Trust Series 0	2,420,018	1,091,098
Blue Chip Growth Trust Series 1	7,742,390	9,554,978
Capital Appreciation Trust Series 0	287,692	192,987
Capital Appreciation Trust Series 1	2,728,865	3,486,698
Classic Value Trust Series 0	36,789	9,483
Classic Value Trust Series 1	278,047	414,221
Core Bond Trust Series 1	$1,661	$808
Core Equity Trust Series 0	50,858	15,806
Core Equity Trust Series 1	3,012,631	2,965,101
Dynamic Growth Trust Series 0	167,661	64,614
Dynamic Growth Trust Series 1	1,306,750	2,748,419
Emerging Growth Trust Series 0	202,591	90,991
Emerging Growth Trust Series 1	1,074,079	560,045
Emerging Markets Value Trust Series 1	99,905	777
Emerging Small Company Trust Series 0	431,363	151,026
Emerging Small Company Trust Series 1	12,516,302	14,202,286
Equity-Income Trust Series 0	6,831,206	1,872,109
Equity-Income Trust Series 1	19,646,626	20,208,253
Financial Services Trust Series 0	153,097	98,470
Financial Services Trust Series 1	946,450	2,639,394
Fundamental Value Trust Series 0	36,486	21,365
Fundamental Value Trust Series 1	1,378,504	1,539,285
Global Allocation Trust Series 0	56,859	4,907
Global Allocation Trust Series 1	2,223,461	1,345,463
Global Bond Trust Series 0	3,330,644	1,403,467
Global Bond Trust Series 1	2,929,149	2,786,586
Global Trust Series 0	667,297	166,929
Global Trust Series 1	3,901,673	2,941,715
Growth & Income Trust Series 0	1,757,746	1,278,622
Health Sciences Trust Series 0	842,910	649,832
Health Sciences Trust Series 1	3,124,975	3,386,895
High Yield Trust Series 0	957,402	243,417
High Yield Trust Series 1	5,330,414	7,118,553
Income & Value Trust Series 0	248,887	43,730
Income & Value Trust Series 1	7,072,322	8,223,488
International Core Trust Series 0	356,398	120,148
International Core Trust Series 1	4,438,285	3,081,813
International Equity Index Trust A Series 1	3,186,299	8,725,519
International Equity Index Trust B Series 0	2,105,637	594,595
International Opportunities Trust Series 0	2,140,775	196,807
International Opportunities Trust Series 1	1,949,340	766,250
International Small Cap Trust Series 0	964,660	142,289
International Small Cap Trust Series 1	9,217,770	4,830,662
International Value Trust Series 0	1,425,607	1,191,105
International Value Trust Series 1	20,665,214	13,192,151
Investment Quality Bond Trust Series 0	319,671	74,126

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Investment Quality Bond Trust Series 1	$2,918,689	$3,320,155
Large Cap Trust Series 0	364,537	315,172
Large Cap Trust Series 1	6,116,984	796,415
Large Cap Value Trust Series 0	228,651	49,677
Large Cap Value Trust Series 1	7,292,607	3,094,709
Lifestyle Aggressive Trust Series 0	1,152,343	421,731
Lifestyle Aggressive Trust Series 1	5,552,072	1,914,315
Lifestyle Balanced Trust Series 0	1,845,445	242,346
Lifestyle Balanced Trust Series 1	3,962,920	6,906,329
Lifestyle Conservative Trust Series 0	45,117	12,977
Lifestyle Conservative Trust Series 1	6,332,459	563,661
Lifestyle Growth Trust Series 0	2,972,533	447,989
Lifestyle Growth Trust Series 1	5,620,470	2,631,235
Lifestyle Moderate Trust Series 0	653,220	201,551
Lifestyle Moderate Trust Series 1	3,451,655	4,050,534
Managed Trust Series 0	79,234	64,193
Mid Cap Index Trust Series 0	1,415,811	589,894
Mid Cap Index Trust Series 1	40,576,711	18,242,211
Mid Cap Intersection Trust Series 1	1,097	1
Mid Cap Stock Trust Series 0	1,603,895	162,358
Mid Cap Stock Trust Series 1	8,873,462	6,402,114
Mid Cap Value Trust Series 0	518,336	153,715
Mid Cap Value Trust Series 1	6,880,701	23,094,374
Mid Value Trust Series 0	3,924,612	1,856,930
Money Market Trust B Series 0	42,449,548	26,674,728
Money Market Trust Series 1	30,702,459	33,565,078
Natural Resources Trust Series 0	1,187,543	248,090
Natural Resources Trust Series 1	11,558,161	3,093,612
Overseas Equity Trust Series 0	3,751,600	1,913,052
Pacific Rim Trust Series 0	662,638	178,917
Pacific Rim Trust Series 1	5,567,901	5,404,623
Quantitative All Cap Trust Series 0	47,912	6,121
Quantitative All Cap Trust Series 1	315,349	315,288
Quantitative Mid Cap Trust Series 0	114,083	28,787
Quantitative Mid Cap Trust Series 1	114,197	537,646
Quantitative Value Trust Series 0	76,641	25,884
Quantitative Value Trust Series 1	1,126,571	524,320
Real Estate Securities Trust Series 0	7,348,241	3,843,524
Real Estate Securities Trust Series 1	28,212,205	19,785,706
Real Return Bond Trust Series 0	103,255	43,783
Real Return Bond Trust Series 1	3,676,596	837,970
Science & Technology Trust Series 0	578,861	187,425
Science & Technology Trust Series 1	6,536,804	12,924,445
Short-Term Bond Trust Series 0	107,210	17,720
Small Cap Growth Trust Series 0	3,925,472	2,019,102
Small Cap Index Trust Series 0	447,248	173,681
Small Cap Index Trust Series 1	2,538,842	7,797,336
Small Cap Opportunities Trust Series 0	69,573	20,873
Small Cap Opportunities Trust Series 1	1,929,039	5,347,975
Small Cap Trust Series 0	30,319	9,439

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Small Cap Trust Series 1	$161,659	$74,870
Small Cap Value Trust Series 0	1,354,821	1,371,064
Small Cap Value Trust Series 1	402,624	388,391
Small Company Trust Series 1	380,549	169,133
Small Company Value Trust Series 0	926,891	216,356
Small Company Value Trust Series 1	13,791,151	16,273,886
Special Value Trust Series 0	216	209
Special Value Trust Series 1	277,255	498,992
Strategic Bond Trust Series 0	208,331	57,354
Strategic Bond Trust Series 1	2,858,253	3,462,511
Strategic Income Trust Series 0	16,413	2,579
Strategic Income Trust Series 1	311,172	592,337
Strategic Opportunities Trust Series 0	172,824	175,496
Strategic Opportunities Trust Series 1	670,584	5,905,907
Total Bond Market Trust B Series 0	3,013,551	1,905,125
Total Return Trust Series 0	710,349	208,935
Total Return Trust Series 1	23,229,956	17,535,350
Total Stock Market Index Trust Series 0	418,476	70,364
Total Stock Market Index Trust Series 1	2,189,537	1,336,738
U.S. Core Trust Series 0	969,182	154,245
U.S. Core Trust Series 1	3,480,419	11,712,546
U.S. Global Leaders Growth Trust Series 0	4,754	3,582
U.S. Global Leaders Growth Trust Series 1	344,042	384,728
U.S. Government Securities Trust Series 0	180,459	77,049
U.S. Government Securities Trust Series 1	6,667,648	7,727,966
U.S. High Yield Bond Trust Series 0	11,945	2,304
U.S. High Yield Bond Trust Series 1	585,091	309,840
U.S. Large Cap Trust Series 0	254,717	137,203
U.S. Large Cap Trust Series 1	5,479,740	7,495,339
Utilities Trust Series 0	486,536	115,466
Utilities Trust Series 1	4,082,865	964,615
Value Trust Series 0	765,095	139,685
Value Trust Series 1	13,408,659	6,794,389
All Asset Portfolio Series 1	530,374	458,567

	$610,511,538	$493,431,197

6.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this Agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risks charge, as described in Note 3, are paid to JHUSA.

7.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Separate Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of year	962,976	1,649,564	—
Units issued	588,557	497,491	2,372,470
Units redeemed	(525,664)	(1,184,079)	(722,906)

Units, end of year	1,025,869	962,976	1,649,564

Unit value, end of period $	16.28 to 26.53	15.57 to 25.20	13.57 to 13.60
Assets, end of period $	20,742,059	17,764,778	22,413,056
Investment income ratio*	3.00%	1.22%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.40% to 0.70%	0.40% to 0.70%
Total return, lowest to highest***	4.51% to 5.25%	14.76% to 15.56%	8.56% to 8.78%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	895,420	1,012,464	689,458	575,198	375,317
Units issued	2,318,216	705,327	932,154	773,654	501,063
Units redeemed	(1,249,436)	(822,371)	(609,148)	(659,394)	(301,182)

Units, end of year	1,964,200	895,420	1,012,464	689,458	575,198

Unit value, end of period $	13.16 to 13.53	12.47 to 12.91	10.89 to 11.16	10.51 to 10.72	9.59 to 9.72
Assets, end of period $	26,274,333	11,434,368	11,226,224	7,356,251	5,572,911
Investment income ratio*	2.26%	0.90%	1.22%	0.81%	0.79%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	4.39% to 4.83%	14.52% to 15.15%	3.60% to 4.09%	9.54% to 10.05%	27.19% to 27.69%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	2,511	—
Units issued	11,919	11,827
Units redeemed	(4,036)	(9,316)

Units, end of year	10,394	2,511

Unit value, end of period $	44.78	43.05
Assets, end of period $	465,396	108,061
Investment income ratio*	12.60%	22.71%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	4.03%	4.54%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of year	339,657	329,188	—
Units issued	133,020	111,305	647,762
Units redeemed	(331,161)	(100,836)	(318,574)

Units, end of year	141,516	339,657	329,188

Unit value, end of period $	13.54 to 13.69	13.11 to 13.18	12.64 to 12.67
Assets, end of period $	1,929,828	4,464,604	4,165,458
Investment income ratio*	9.09%	2.60%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	3.30% to 3.73%	3.70% to 4.05%	1.14% to 1.36%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Asset Portfolio Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (b)
Units, beginning of year	51,984	36,420	5,558	—
Units issued	29,880	33,107	44,219	5,623
Units redeemed	(28,946)	(17,543)	(13,357)	(65)

Units, end of year	52,918	51,984	36,420	5,558

Unit value, end of period $	16.32 to 16.45	15.21 to 15.30	14.67 to 14.72	13.94
Assets, end of period $	867,298	793,435	534,735	77,490
Investment income ratio*	6.92%	5.36%	5.84%	17.85%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.65%
Total return, lowest to highest***	7.29% to 7.52%	3.68% to 3.89%	5.25% to 5.47%	11.53%

(b)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	23	—
Units issued	2,544	24
Units redeemed	(371)	(1)

Units, end of year	2,196	23

Unit value, end of period $	13.34	12.98
Assets, end of period $	29,280	295
Investment income ratio*	1.93%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	2.70%	14.77%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	234,795	180,858	192,844	384,083	632,910
Units issued	480,351	126,247	60,566	162,081	396,838
Units redeemed	(159,000)	(72,310)	(72,552)	(353,320)	(645,665)

Units, end of year	556,146	234,795	180,858	192,844	384,083

Unit value, end of period $	19.90 to 20.46	10.80 to 19.99	9.46 to 7.43	8.72 to 16.04	7.54 to 13.81
Assets, end of period $	11,287,106	4,565,986	3,066,213	3,006,912	4,650,328
Investment income ratio*	1.52%	0.64%	0.73%	0.50%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	1.95% to 2.35%	13.95% to 14.40%	8.32% to 8.70%	15.57% to 15.92%	30.71% to 31.02%

	Sub-Account
	All Cap Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	69	—
Units issued	23,363	71
Units redeemed	(21,770)	(2)

Units, end of year	1,662	69

Unit value, end of period $	13.92	12.42
Assets, end of period $	23,129	847
Investment income ratio*	0.07%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	12.08%	6.63%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	192,315	377,588	413,068	507,091	602,095
Units issued	44,827	87,667	136,091	266,106	472,429
Units redeemed	(69,182)	(272,940)	(171,571)	(360,129)	(567,433)

Units, end of year	167,960	192,315	377,588	413,068	507,091

Unit value, end of period $	24.27 to 24.95	11.42 to 22.34	10.77 to 20.97	9.94 to 19.31	9.38 to 18.16
Assets, end of period $	4,091,403	4,175,639	7,772,423	7,837,329	8,204,194
Investment income ratio*	0.05%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	11.27% to 11.72%	5.83% to 6.25%	8.23% to 8.61%	5.83% to 6.14%	28.40% to 28.72%

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	23	—
Units issued	4,384	24
Units redeemed	(1,204)	(1)

Units, end of year	3,203	23

Unit value, end of period $	13.74	12.64
Assets, end of period $	44,000	288
Investment income ratio*	2.41%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	8.68%	13.82%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	116,701	112,887	111,377	42,078	19,759
Units issued	390,109	81,884	43,049	149,430	48,939
Units redeemed	(44,322)	(78,070)	(41,539)	(80,131)	(26,620)

Units, end of year	462,488	116,701	112,887	111,377	42,078

Unit value, end of period $	18.21 to 18.64	16.92 to 17.21	14.97 to 15.19	14.26 to 14.42	12.38 to 12.44
Assets, end of period $	8,557,532	1,998,682	1,705,935	1,596,891	520,935
Investment income ratio*	2.02%	0.80%	0.52%	0.33%	0.04%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	7.62% to 8.01%	12.98% to 13.32%	5.03% to 5.35%	15.20% to 15.55%	37.47% to 37.75%

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (f)
Units, beginning of year	269,745	141,580	23,565	14,497	—
Units issued	117,978	276,354	149,882	24,431	14,889
Units redeemed	(188,764)	(148,189)	(31,867)	(15,363)	(392)

Units, end of year	198,959	269,745	141,580	23,565	14,497

Unit value, end of period $	13.21 to 19.15	12.99 to 19.17	16.32 to 16.44	15.38 to 15.44	14.17 to 14.18
Assets, end of period $	3,540,621	5,160,481	2,325,308	362,839	205,368
Investment income ratio*	2.35%	0.55%	0.19%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.35% to 0.65%	0.40% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	0.99% to 1.65%	16.24% to 16.99%	6.07% to 6.39%	8.61% to 8.87%	13.32% to 13.43%

(f)	Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	30,383	—
Units issued	417,624	34,152
Units redeemed	(163,831)	(3,769)

Units, end of year	284,176	30,383

Unit value, end of period $	11.10 to 13.68	10.78 to 13.40
Assets, end of period $	3,845,351	406,830
Investment income ratio*	4.39%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	2.31% to 2.96%	5.89% to 6.57%

(g)	Fund available in prior year but no activity.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (f)
Units, beginning of year	1,885,429	1,469,444	534,464	106,170	—
Units issued	653,970	690,357	1,438,001	615,014	107,375
Units redeemed	(1,409,241)	(274,372)	(503,021)	(186,720)	(1,205)

Units, end of year	1,130,158	1,885,429	1,469,444	534,464	106,170

Unit value, end of period $	14.71 to 21.52	13.15 to 19.59	17.74 to 17.89	15.42 to 15.49	13.84 to 13.86
Assets, end of period $	23,277,773	36,590,362	26,189,118	8,261,844	1,470,676
Investment income ratio*	1.23%	0.29%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	11.20% to 11.94%	9.09% to 9.80%	15.04% to 15.44%	11.38% to 11.71%	10.75% to 10.88%

(f)	Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (f)
Units, beginning of year	164,133	168,096	114,971	3,474	—
Units issued	204,622	71,113	82,686	230,255	3,561
Units redeemed	(121,815)	(75,076)	(29,561)	(118,758)	(87)

Units, end of year	246,940	164,133	168,096	114,971	3,474

Unit value, end of period $	13.20 to 19.14	12.61 to 18.60	16.14 to 16.26	15.41 to 15.47	14.10
Assets, end of period $	4,332,011	3,009,500	2,725,094	1,775,824	48,990
Investment income ratio*	2.32%	1.09%	0.45%	0.30%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.65%
Total return, lowest to highest***	3.96% to 4.64%	14.06% to 14.80%	4.75% to 5.08%	9.24% to 9.57%	12.82%

(f)	Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (f)
Units, beginning of year	1,393,157	705,780	94,988	7,859	—
Units issued	740,354	930,416	664,947	98,310	8,484
Units redeemed	(366,686)	(243,039)	(54,155)	(11,181)	(625)

Units, end of year	1,766,825	1,393,157	705,780	94,988	7,859

Unit value, end of period $	17.60 to 30.09	14.72 to 25.64	21.51 to 21.70	17.88 to 17.96	15.14 to 15.15
Assets, end of period $	46,461,807	30,618,091	15,253,954	1,702,860	118,979
Investment income ratio*	1.88%	0.71%	0.55%	0.43%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	18.80% to 19.58%	17.77% to 18.54%	20.29% to 20.70%	18.11% to 18.47%	21.11% to 21.22%

(f)	Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	11,570	—
Units issued	37,198	11,788
Units redeemed	(16,775)	(218)

Units, end of year	31,993	11,570

Unit value, end of period $	69.05	61.21
Assets, end of period $	2,209,133	708,170
Investment income ratio*	0.85%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	12.81%	9.59%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,083,341	1,450,904	1,667,853	2,092,515	1,902,374
Units issued	327,662	544,153	562,542	958,632	1,470,531
Units redeemed	(414,614)	(911,716)	(779,491)	(1,383,294)	(1,280,390)

Units, end of year	996,389	1,083,341	1,450,904	1,667,853	2,092,515

Unit value, end of period $	26.40 to 27.25	12.73 to 24.23	11.68 to 22.06	11.12 to 20.96	10.25 to 19.26
Assets, end of period $	25,026,470	24,026,155	29,446,370	32,373,276	34,818,639
Investment income ratio*	0.71%	0.21%	0.41%	0.11%	0.04%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	11.96% to 12.46%	8.82% to 9.30%	4.86% to 5.23%	8.33% to 8.65%	28.33% to 28.65%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	8,132	—
Units issued	21,870	8,767
Units redeemed	(14,285)	(635)

Units, end of year	15,717	8,132

Unit value, end of period $	13.89	12.43
Assets, end of period $	218,272	101,106
Investment income ratio*	0.48%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	11.70%	2.38%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	643,831	177,674	91,845	126,280	25,173
Units issued	206,246	782,997	129,375	65,459	111,005
Units redeemed	(270,649)	(316,840)	(43,546)	(99,894)	(9,898)

Units, end of year	579,428	643,831	177,674	91,845	126,280

Unit value, end of period $	13.53 to 13.90	12.21 to 12.46	12.05 to 12.20	10.64 to 10.75	9.80 to 9.85
Assets, end of period $	7,967,841	7,949,747	2,156,867	982,755	1,240,907
Investment income ratio*	0.29%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.35% to 0.70%	0.40% to 0.65%	0.40% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	10.83% to 11.28%	1.56% to 1.90%	13.25% to 13.55%	8.61% to 8.88%	28.62% to 28.88%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Classic Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	52	—
Units issued	2,669	54
Units redeemed	(756)	(2)

Units, end of year	1,965	52

Unit value, end of period $	11.44	13.09
Assets, end of period $	22,489	683
Investment income ratio*	6.39%	2.93%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(12.58%)	16.14%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Classic Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of year	63,050	28,771	—
Units issued	9,414	45,105	30,518
Units redeemed	(23,100)	(10,826)	(1,747)

Units, end of year	49,364	63,050	28,771

Unit value, end of period $	15.08 to 15.25	17.36 to 17.45	15.06 to 15.11
Assets, end of period $	747,147	1,098,196	433,522
Investment income ratio*	1.40%	1.45%	3.55%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(13.15%) to (12.89%)	15.29% to 15.51%	8.72% to 8.92%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of year	27	6	—
Units issued	121	22	6
Units redeemed	(61)	(1)	—

Units, end of year	87	27	6

Unit value, end of period $	13.69 to 13.76	12.97	12.58
Assets, end of period $	1,200	355	72
Investment income ratio*	8.28%	2.15%	0.00%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.65%	0.65%
Total return, lowest to highest***	5.58% to 5.76%	3.13%	0.60%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Core Equity Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	525	—
Units issued	3,907	544
Units redeemed	(1,251)	(19)

Units, end of year	3,181	525

Unit value, end of period $	11.59	12.31
Assets, end of period $	36,874	6,466
Investment income ratio*	0.08%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(5.85%)	6.73%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Core Equity Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of year	43,160	19,069	—
Units issued	173,345	30,049	25,690
Units redeemed	(177,212)	(5,958)	(6,621)

Units, end of year	39,293	43,160	19,069

Unit value, end of period $	14.78 to 14.89	15.81 to 15.89	14.91 to 14.96
Assets, end of period $	581,986	683,107	284,444
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(6.50%) to (6.31%)	6.05% to 6.26%	5.22% to 5.42%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Dynamic Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	2,063	—
Units issued	12,048	2,331
Units redeemed	(4,446)	(268)

Units, end of year	9,665	2,063

Unit value, end of period $	14.19	12.96
Assets, end of period $	137,099	26,745
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	9.44%	10.83%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Dynamic Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	613,046	770,700	544,964	577,167	217,363
Units issued	207,163	940,197	518,036	670,334	707,581
Units redeemed	(448,342)	(1,097,851)	(292,300)	(702,537)	(347,777)

Units, end of year	371,867	613,046	770,700	544,964	577,167

Unit value, end of period $	06.27 to 06.48	05.78 to 05.94	5.24 to 5.34	4.70 to 4.77	4.30 to 4.34
Assets, end of period $	2,375,285	3,605,224	4,088,844	2,585,369	2,493,791
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	8.51% to 9.01%	10.25% to 10.76%	11.62% to 12.00%	9.29% to 9.62%	28.17% to 28.60%

	Sub-Account
	Emerging Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	47	—
Units issued	13,135	49
Units redeemed	(6,197)	(2)

Units, end of year	6,985	47

Unit value, end of period $	13.88	13.34
Assets, end of period $	96,947	635
Investment income ratio*	0.28%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	4.02%	11.59%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Emerging Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (k)
Units, beginning of year	22,791	16,147	3,541	13,715	—
Units issued	40,460	23,611	32,098	27,399	15,745
Units redeemed	(24,771)	(16,967)	(19,492)	(37,573)	(2,030)

Units, end of year	38,480	22,791	16,147	3,541	13,715

Unit value, end of period $	21.17 to 21.47	20.51 to 20.74	18.50 to 18.60	17.29 to 17.35	16.29 to 16.31
Assets, end of period $	821,867	470,425	300,058	61,397	223,380
Investment income ratio*	0.16%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	3.20% to 3.52%	10.88% to 11.21%	6.96% to 7.17%	6.20% to 6.41%	30.28% to 30.45%

(k)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

Sub-Account
Emerging Markets Value Trust Series 1
Year Ended Dec. 31/07 (w)
Units, beginning of year	—
Units issued	6,275
Units redeemed	(47)

Units, end of year	6,228

Unit value, end of period $	14.93
Assets, end of period $	93,016
Investment income ratio*	2.90%
Expense ratio, lowest to highest**	0.65%
Total return, lowest to highest***	19.46%

(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Emerging Small Company Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	10,644	—
Units issued	28,805	11,516
Units redeemed	(11,486)	(872)

Units, end of year	27,963	10,644

Unit value, end of period $	12.83	11.87
Assets, end of period $	358,856	126,387
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	8.08%	2.44%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Emerging Small Company Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	520,176	669,785	687,402	911,363	1,056,757
Units issued	64,222	138,895	232,231	273,287	380,894
Units redeemed	(195,506)	(288,504)	(249,848)	(497,248)	(526,288)

Units, end of year	388,892	520,176	669,785	687,402	911,363

Unit value, end of period $	97.47 to 100.59	13.50 to 93.33	13.25 to 91.13	12.69 to 86.85	11.44 to 78.03
Assets, end of period $	33,623,081	40,696,420	50,949,308	50,607,293	51,002,629
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.30% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	7.29% to 7.78%	1.70% to 2.15%	4.31% to 4.73%	10.80% to 11.13%	38.83% to 39.17%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	238,801	—
Units issued	177,383	271,056
Units redeemed	(61,910)	(32,255)

Units, end of year	354,274	238,801

Unit value, end of period $	30.29	29.30
Assets, end of period $	10,730,873	6,996,068
Investment income ratio*	3.15%	1.68%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	3.39%	19.05%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,391,728	1,578,724	1,646,238	1,460,643	1,339,589
Units issued	555,776	690,921	759,963	1,139,513	1,036,965
Units redeemed	(738,041)	(877,917)	(827,477)	(953,918)	(915,911)

Units, end of year	1,209,463	1,391,728	1,578,724	1,646,238	1,460,643

Unit value, end of period $	28.08 to 28.97	20.31 to 28.11	17.15 to 23.56	16.60 to 22.75	14.54 to 19.85
Assets, end of period $	33,434,627	37,693,322	36,227,178	36,760,871	27,301,230
Investment income ratio*	2.82%	1.49%	1.25%	1.22%	1.44%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	2.62% to 3.09%	18.19% to 18.72%	3.20% to 3.56%	14.06% to 14.41%	24.76% to 25.07%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	45	—
Units issued	6,446	47
Units redeemed	(4,191)	(2)

Units, end of year	2,300	45

Unit value, end of period $	21.29	22.83
Assets, end of period $	48,965	1,024
Investment income ratio*	1.83%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(6.73%)	23.16%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	135,361	30,934	23,337	31,948	33,067
Units issued	45,254	119,009	17,012	39,967	13,233
Units redeemed	(143,005)	(14,582)	(9,415)	(48,578)	(14,352)

Units, end of year	37,610	135,361	30,934	23,337	31,948

Unit value, end of period $	16.99 to 17.33	18.35 to 18.66	15.00 to 15.14	13.75 to 13.85	12.54 to 12.61
Assets, end of period $	644,355	2,512,100	466,240	322,026	401,985
Investment income ratio*	1.00%	0.22%	0.38%	0.37%	0.17%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(7.42%) to (7.15%)	22.32% to 22.69%	9.07% to 9.28	9.66% to 9.87	32.71% to 32.98%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	7,976	—
Units issued	2,280	8,137
Units redeemed	(1,614)	(161)

Units, end of year	8,642	7,976

Unit value, end of period $	13.20	12.68
Assets, end of period $	114,075	101,153
Investment income ratio*	1.77%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	4.08%	14.55%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	258,420	194,312	168,396	93,865	33,158
Units issued	64,277	143,105	107,178	205,077	173,788
Units redeemed	(86,729)	(78,997)	(81,262)	(130,546)	(113,081)

Units, end of year	235,968	258,420	194,312	168,396	93,865

Unit value, end of period $	17.72 to 18.14	17.14 to 17.49	15.06 to 15.28	13.93 to 14.08	12.54 to 12.61
Assets, end of period $	4,226,469	4,461,137	2,943,943	2,356,047	1,179,257
Investment income ratio*	1.58%	0.79%	0.42%	0.48%	0.18%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	3.36% to 3.73%	13.77% to 14.18%	8.14% to 8.46%	11.08% to 11.42%	28.99% to 29.25%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Allocation Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	32	—
Units issued	4,011	33
Units redeemed	(377)	(1)

Units, end of year	3,666	32

Unit value, end of period $	12.93	12.31
Assets, end of period $	47,414	388
Investment income ratio*	11.80%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	5.06%	13.58%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Global Allocation Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	136,763	26,935	17,767	3,613	3,195
Units issued	130,340	223,082	51,578	66,928	844
Units redeemed	(96,264)	(113,254)	(42,410)	(52,774)	(426)

Units, end of year	170,839	136,763	26,935	17,767	3,613

Unit value, end of period $	13.83 to 14.12	13.24 to 13.48	11.74 to 11.92	11.13 to 11.22	9.94
Assets, end of period $	2,404,378	1,826,871	316,420	197,769	35,900
Investment income ratio*	6.32%	0.91%	0.65%	0.40%	0.48%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.65%
Total return, lowest to highest***	4.45% to 4.76%	12.77% to 13.11%	5.51% to 5.84%	11.99% to 12.25%	25.61%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	156,254	—
Units issued	144,116	179,125
Units redeemed	(67,464)	(22,871)

Units, end of year	232,906	156,254

Unit value, end of period $	22.37	20.41
Assets, end of period $	5,209,990	3,189,038
Investment income ratio*	8.01%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	9.61%	5.27%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	263,273	283,511	218,132	196,659	297,639
Units issued	131,138	174,167	195,710	233,486	389,164
Units redeemed	(142,279)	(194,405)	(130,331)	(212,013)	(490,144)

Units, end of year	252,132	263,273	283,511	218,132	196,659

Unit value, end of period $	20.79 to 21.38	18.20 to 19.56	17.39 to 18.59	18.71 to 19.96	17.06 to 18.14
Assets, end of period $	5,343,383	5,088,466	5,234,432	4,323,117	3,463,203
Investment income ratio*	7.18%	0.00%	4.26%	3.41%	4.35%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	8.86% to 9.30%	4.53% to 4.96%	(7.19%) to (6.87%)	9.53% to 9.85%	14.65% to 14.94%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	7,504	—
Units issued	44,553	7,736
Units redeemed	(11,717)	(232)

Units, end of year	40,340	7,504

Unit value, end of period $	13.75	13.57
Assets, end of period $	554,586	101,826
Investment income ratio*	2.43%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	1.32%	20.42%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	240,688	227,332	226,763	220,709	272,877
Units issued	141,074	148,216	88,843	178,596	315,226
Units redeemed	(120,409)	(134,860)	(88,274)	(172,542)	(367,394)

Units, end of year	261,353	240,688	227,332	226,763	220,709

Unit value, end of period $	23.72 to 24.40	18.08 to 24.15	15.10 to 20.08	13.72 to 18.20	12.02 to 15.89
Assets, end of period $	6,258,053	5,725,741	4,510,252	4,088,754	3,119,936
Investment income ratio*	2.31%	1.27%	1.25%	1.76%	1.19%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	0.63% to 1.03%	19.49% to 19.96%	9.95% to 10.33%	14.01% to 14.35%	26.63% to 26.95%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Growth & Income Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (m)
Units, beginning of year	16,963	—
Units issued	19,375	17,322
Units redeemed	(15,954)	(359)

Units, end of year	20,384	16,963

Unit value, end of period $	82.20	78.98
Assets, end of period $	1,675,550	1,339,825
Investment income ratio*	1.81%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	4.07%	12.72%

(m)	Fund renamed on May 1, 2006. Previously known as Growth & Income Trust II. Fund available in prior year but no activity.

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	141	—
Units issued	50,077	146
Units redeemed	(38,714)	(5)

Units, end of year	11,504	141

Unit value, end of period $	17.26	14.66
Assets, end of period $	198,514	2,065
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	17.73%	8.44%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	296,297	268,882	228,816	195,742	185,557
Units issued	112,666	210,936	114,558	312,678	257,208
Units redeemed	(173,891)	(183,521)	(74,492)	(279,604)	(247,023)

Units, end of year	235,072	296,297	268,882	228,816	195,742

Unit value, end of period $	21.29 to 21.79	18.21 to 18.57	16.91 to 17.15	15.11 to 15.28	13.19 to 13.28
Assets, end of period $	5,076,968	5,446,065	4,584,275	3,480,512	2,590,184
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	16.91% to 17.32%	7.67% to 8.05%	11.91% to 12.25%	14.57% to 14.91%	35.33% to 35.68%

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	10,318	—
Units issued	66,712	10,940
Units redeemed	(18,564)	(622)

Units, end of year	58,466	10,318

Unit value, end of period $	13.03	12.82
Assets, end of period $	761,889	132,294
Investment income ratio*	14.49%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	1.64%	10.48%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	622,204	1,025,251	747,358	699,961	536,644
Units issued	222,523	335,772	576,968	615,089	565,735
Units redeemed	(388,374)	(738,819)	(299,075)	(567,692)	(402,418)

Units, end of year	456,353	622,204	1,025,251	747,358	699,961

Unit value, end of period $	18.42 to 18.94	15.50 to 18.69	14.12 to 16.99	13.69 to 16.40	12.40 to 14.80
Assets, end of period $	8,286,870	11,149,819	16,898,635	11,862,447	9,989,519
Investment income ratio*	12.22%	7.72%	5.03%	4.99%	4.84%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	0.91% to 1.32%	9.61% to 10.05%	2.98% to 3.39%	10.34% to 10.68%	23.65% to 23.94%

	Sub-Account
	Income & Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	2,855	—
Units issued	18,643	2,909
Units redeemed	(3,557)	(54)

Units, end of year	17,941	2,855

Unit value, end of period $	11.93	11.80
Assets, end of period $	214,061	33,687
Investment income ratio*	5.22%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	1.11%	8.77%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Income & Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,076,434	1,373,417	1,679,725	465,991	605,848
Units issued	239,053	143,883	211,726	2,010,940	357,985
Units redeemed	(398,159)	(440,866)	(518,034)	(797,206)	(497,842)

Units, end of year	917,328	1,076,434	1,373,417	1,679,725	465,991

Unit value, end of period $	20.06 to 20.63	16.89 to 20.47	15.63 to 18.89	14.94 to 18.01	13.95 to 16.73
Assets, end of period $	18,404,247	21,490,159	25,459,694	29,826,597	7,397,904
Investment income ratio*	3.89%	2.10%	1.59%	0.53%	1.90%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	0.40% to 0.81%	7.90% to 8.33%	4.49% to 4.90%	6.94% to 7.33%	25.66% to 25.98%

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)
Units, beginning of year	454	—
Units issued	20,258	474
Units redeemed	(7,127)	(20)

Units, end of year	13,585	454

Unit value, end of period $	16.55	14.84
Assets, end of period $	224,764	6,728
Investment income ratio*	2.92%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	11.46%	24.81%

(h)	Fund renamed on May 1, 2006. Previously known as International Stock Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	513,665	934,920	1,016,696	1,106,364	1,306,287
Units issued	142,487	408,054	375,227	334,186	431,223
Units redeemed	(151,894)	(829,309)	(457,003)	(423,854)	(631,146)

Units, end of year	504,258	513,665	934,920	1,016,696	1,106,364

Unit value, end of period $	20.60 to 21.18	15.30 to 19.01	12.33 to 15.29	10.69 to 13.23	9.30 to 11.47
Assets, end of period $	10,486,948	9,619,429	14,186,941	13,368,772	12,549,025
Investment income ratio*	2.21%	0.60%	0.74%	0.84%	0.49%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	10.64% to 11.08%	23.91% to 24.33%	15.14% to 15.55%	14.84% to 15.19%	29.43% to 29.75%

(i)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (n)	Year Ended Dec. 31/04 (b)
Units, beginning of year	438,785	343,997	51,012	—
Units issued	126,457	167,620	392,254	103,970
Units redeemed	(400,280)	(72,832)	(99,269)	(52,958)

Units, end of year	164,962	438,785	343,997	51,012

Unit value, end of period $	24.37 to 24.73	21.27 to 21.49	17.07 to 17.18	14.74 to 14.77
Assets, end of period $	4,062,908	9,394,587	5,895,407	752,181
Investment income ratio*	3.63%	0.72%	0.79%	0.58%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35%to 0.65%
Total return, lowest to highest***	14.62% to 15.07%	24.62% to 25.11%	15.80% to 16.26%	17.94% to 18.17%

(n)	Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.
(b)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	4,914	—
Units issued	42,350	169,895
Units redeemed	(12,616)	(164,981)

Units, end of year	34,648	4,914

Unit value, end of period $	47.69	41.18
Assets, end of period $	1,652,270	202,332
Investment income ratio*	6.71%	6.58%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	15.82%	27.11%

(g)	Fund available in prior year but no activity.

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	12,483	—
Units issued	109,273	12,824
Units redeemed	(11,551)	(341)

Units, end of year	110,205	12,483

Unit value, end of period $	18.51	15.41
Assets, end of period $	2,039,663	192,374
Investment income ratio*	2.56%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	20.10%	23.96%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of year	112,824	469	—
Units issued	67,598	204,132	1,745
Units redeemed	(36,015)	(91,777)	(1,276)

Units, end of year	144,407	112,824	469

Unit value, end of period $	22.70 to 22.88	19.03 to 19.12	15.46
Assets, end of period $	3,296,001	2,154,500	7,257
Investment income ratio*	1.63%	0.25%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.65%
Total return, lowest to highest***	19.32% to 19.68%	23.04% to 23.40%	23.71%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Small Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	1,115	—
Units issued	50,754	1,143
Units redeemed	(8,488)	(28)

Units, end of year	43,381	1,115

Unit value, end of period $	15.73	14.27
Assets, end of period $	682,371	15,913
Investment income ratio*	4.61%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	10.20%	27.73%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Small Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	262,400	242,913	254,360	261,096	345,552
Units issued	224,368	115,106	115,857	297,698	143,552
Units redeemed	(163,669)	(95,619)	(127,304)	(304,434)	(228,008)

Units, end of year	323,099	262,400	242,913	254,360	261,096

Unit value, end of period $	28.66 to 29.47	16.52 to 26.77	13.00 to 21.03	11.88 to 19.17	9.86 to 15.86
Assets, end of period $	9,304,722	6,853,600	4,994,547	4,744,645	3,409,121
Investment income ratio*	2.93%	1.03%	0.86%	0.12%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	9.36% to 9.80%	26.84% to 27.29%	9.34% to 9.72%	20.28% to 20.64%	53.94% to 54.34%

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	156	—
Units issued	86,980	157
Units redeemed	(78,437)	(1)

Units, end of year	8,699	156

Unit value, end of period $	15.95	14.55
Assets, end of period $	138,707	2,266
Investment income ratio*	5.23%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	9.61%	29.61%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,282,480	1,151,161	534,492	451,530	225,236
Units issued	635,732	802,307	1,071,184	510,926	488,195
Units redeemed	(574,948)	(670,988)	(454,515)	(427,964)	(261,901)

Units, end of year	1,343,264	1,282,480	1,151,161	534,492	451,530

Unit value, end of period $	23.37 to 24.12	21.49 to 22.42	16.70 to 17.40	15.24 to 15.83	12.62 to 13.09
Assets, end of period $	32,163,348	28,081,796	19,488,615	8,198,182	5,780,317
Investment income ratio*	4.36%	1.77%	0.66%	1.28%	0.67%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	8.76% to 9.25%	28.68% to 29.27%	9.78% to 10.15%	20.75% to 21.12%	43.91% to 44.28%

Sub-Account
Investment Quality Bond Trust Series 0
Year Ended Dec. 31/07 (g)
Units, beginning of year	—
Units issued	28,300
Units redeemed	(6,826)

Units, end of year	21,474

Unit value, end of period $	11.15
Assets, end of period $	239,428
Investment income ratio*	13.41%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	6.23%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	417,247	956,608	1,132,045	1,159,780	1,475,664
Units issued	101,824	255,155	240,139	645,968	984,315
Units redeemed	(154,937)	(794,516)	(415,576)	(673,703)	(1,300,199)

Units, end of year	364,134	417,247	956,608	1,132,045	1,159,780

Unit value, end of period $	22.03 to 22.66	18.33 to 21.40	17.79 to 20.67	17.50 to 20.28	16.79 to 19.39
Assets, end of period $	8,095,296	8,726,321	19,439,556	22,645,826	22,161,364
Investment income ratio*	8.92%	7.56%	5.63%	5.96%	5.40%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	5.47% to 5.88%	2.84% to 3.26%	1.55% to 1.91%	4.13% to 4.45%	6.63% to 6.89%

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	64	—
Units issued	27,296	66
Units redeemed	(23,801)	(2)

Units, end of year	3,559	64

Unit value, end of period $	12.96	12.77
Assets, end of period $	46,121	818
Investment income ratio*	0.20%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	1.53%	14.38%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of year	2,302	289	—
Units issued	348,751	2,142	304
Units redeemed	(47,299)	(129)	(15)

Units, end of year	303,754	2,302	289

Unit value, end of period $	15.89 to 16.06	15.80 to 15.85	13.90
Assets, end of period $	4,850,940	36,373	4,019
Investment income ratio*	0.81%	0.27%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.45% to 0.65%	0.65%
Total return, lowest to highest***	0.68% to 1.09%	13.62% to 13.85%	11.22%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Large Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	251	—
Units issued	15,544	251
Units redeemed	(3,443)	—

Units, end of year	12,352	251

Unit value, end of period $	14.03	13.43
Assets, end of period $	173,316	3,364
Investment income ratio*	2.11%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	4.45%	16.03%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Large Cap Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (k)
Units, beginning of year	217,111	174,124	74,430	83,191	—
Units issued	249,955	186,497	144,010	156,448	83,839
Units redeemed	(112,044)	(143,510)	(44,316)	(165,209)	(648)

Units, end of year	355,022	217,111	174,124	74,430	83,191

Unit value, end of period $	26.35 to 26.72	25.41 to 25.69	22.06 to 22.24	19.23 to 19.32	15.89 to 15.91
Assets, end of period $	9,458,751	5,565,112	3,866,266	1,435,901	1,322,947
Investment income ratio*	1.03%	0.45%	0.00%	1.43%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35%to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	3.70% to 4.01%	15.18% to 15.53%	14.74% to 15.08%	21.02% to 21.38%	27.11% to 27.32%

(k)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)
Units, beginning of year	534	—
Units issued	77,108	579
Units redeemed	(28,478)	(45)

Units, end of year	49,164	534

Unit value, end of period $	14.50	13.34
Assets, end of period $	712,814	7,133
Investment income ratio*	9.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	8.66%	15.48%

(d)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (r)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	348,066	316,430	305,615	73,758	38,262
Units issued	197,231	121,063	63,954	350,315	46,257
Units redeemed	(82,853)	(89,427)	(53,139)	(118,458)	(10,761)

Units, end of year	462,444	348,066	316,430	305,615	73,758

Unit value, end of period $	22.65 to 23.20	16.82 to 21.44	14.65 to 18.58	13.31 to 16.86	11.53 to 14.53
Assets, end of period $	10,530,978	7,319,039	5,802,326	5,093,275	1,038,282
Investment income ratio*	9.52%	7.38%	1.79%	0.78%	0.35%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	7.84% to 8.22%	14.72% to 15.11%	9.92% to 10.25%	15.30% to 15.66%	34.04% to 34.31%

(r)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (c)
Units, beginning of year	107,849	—
Units issued	129,478	110,597
Units redeemed	(18,562)	(2,748)

Units, end of year	218,765	107,849

Unit value, end of period $	13.19	12.37
Assets, end of period $	2,884,985	1,334,204
Investment income ratio*	7.63%	0.11%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	6.60%	12.80%

(c)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (s)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	693,715	934,585	914,120	805,068	549,847
Units issued	116,050	245,346	282,338	639,365	354,757
Units redeemed	(284,734)	(486,216)	(261,873)	(530,313)	(99,536)

Units, end of year	525,031	693,715	934,585	914,120	805,068

Unit value, end of period $	24.81 to 25.43	18.61 to 23.96	16.60 to 21.26	15.62 to 19.96	13.84 to 17.62
Assets, end of period $	13,079,455	16,303,510	19,581,681	18,039,138	13,798,701
Investment income ratio*	7.44%	5.76%	3.96%	2.05%	2.30%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	5.77% to 6.15%	12.01% to 12.39%	6.20% to 6.51%	12.75% to 13.09%	23.17% to 23.48%

(s)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

	Sub-Account
	Lifestyle Conservative Trust series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of year	114	—
Units issued	3,731	115
Units redeemed	(1,109)	(1)

Units, end of year	2,736	114

Unit value, end of period $	11.81	11.21
Assets, end of period $	32,325	1,287
Investment income ratio*	9.49%	1.13%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	5.35%	8.44%

(a)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	55,589	284,921	268,947	268,987	198,190
Units issued	257,589	66,508	55,265	280,449	176,092
Units redeemed	(23,841)	(295,840)	(39,291)	(280,489)	(105,295)

Units, end of year	289,337	55,589	284,921	268,947	268,987

Unit value, end of period $	23.65 to 24.23	18.47 to 23.07	17.13 to 21.23	16.74 to 20.76	15.50 to 19.16
Assets, end of period $	6,915,236	1,239,063	5,962,323	5,504,364	5,025,582
Investment income ratio*	9.12%	6.17%	5.00%	3.76%	3.54%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.40% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	4.70% to 5.05%	7.73% to 8.11%	2.22% to 2.48%	7.88% to 8.21%	10.83% to 11.10%

(t)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)
Units, beginning of year	113,970	—
Units issued	198,908	118,278
Units redeemed	(32,961)	(4,308)

Units, end of year	279,917	113,970

Unit value, end of period $	13.76	12.79
Assets, end of period $	3,850,878	1,457,877
Investment income ratio*	7.22%	0.08%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	7.55%	13.58%

(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (u)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	507,106	416,491	417,608	178,824	93,184
Units issued	190,193	158,281	130,964	368,911	120,911
Units redeemed	(108,081)	(67,666)	(132,081)	(130,127)	(35,271)

Units, end of year	589,218	507,106	416,491	417,608	178,824

Unit value, end of period $	24.03 to 24.63	17.42 to 22.91	15.44 to 20.26	14.28 to 18.71	12.53 to 16.33
Assets, end of period $	14,223,964	11,424,780	8,315,803	7,721,710	2,875,199
Investment income ratio*	7.66%	5.75%	2.70%	1.39%	1.02%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	6.82% to 7.20%	12.76% to 13.11%	7.96% to 8.28%	13.85% to 14.19%	28.70% to 28.97%

(u)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)
Units, beginning of year	1,032	—
Units issued	51,669	1,056
Units redeemed	(16,355)	(24)

Units, end of year	36,346	1,032

Unit value, end of period $	12.33	11.71
Assets, end of period $	448,263	12,083
Investment income ratio*	9.18%	0.42%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	5.34%	10.49%

(y)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	137,665	143,857	170,770	105,262	58,209
Units issued	135,935	158,656	66,570	170,447	136,503
Units redeemed	(170,122)	(164,848)	(93,483)	(104,939)	(89,450)

Units, end of year	103,478	137,665	143,857	170,770	105,262

Unit value, end of period $	23.99 to 24.59	18.23 to 23.42	16.60 to 21.22	16.03 to 20.45	14.51 to 18.45
Assets, end of period $	2,495,078	3,158,679	3,008,972	3,447,752	1,819,243
Investment income ratio*	6.52%	3.83%	4.03%	2.62%	2.75%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	4.61% to 4.98%	9.70% to 10.09%	3.48% to 3.79%	10.32% to 10.65%	17.06% to 17.35%

(v)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

	Sub-Account
	Managed Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	1,073	—
Units issued	1,305	14,325
Units redeemed	(1,125)	(13,252)

Units, end of year	1,253	1,073

Unit value, end of period $	57.27	56.17
Assets, end of period $	71,745	60,233
Investment income ratio*	5.37%	10.94%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	1.95%	7.48%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	25,037	—
Units issued	85,093	25,693
Units redeemed	(39,062)	(656)

Units, end of year	71,068	25,037

Unit value, end of period $	15.02	13.97
Assets, end of period $	1,067,496	349,681
Investment income ratio*	1.69%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	7.55%	9.74%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	315,280	329,426	411,020	253,416	151,140
Units issued	1,720,087	210,019	329,260	459,051	275,299
Units redeemed	(807,521)	(224,165)	(410,854)	(301,447)	(173,023)

Units, end of year	1,227,846	315,280	329,426	411,020	253,416

Unit value, end of period $	21.80 to 22.42	20.42 to 20.92	18.74 to 19.08	16.88 to 17.09	14.67 to 14.78
Assets, end of period $	27,299,289	6,517,466	6,231,380	6,984,470	3,729,877
Investment income ratio*	1.22%	0.63%	0.76%	0.34%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	6.76% to 7.19%	8.95% to 9.39%	11.24% to 11.63%	15.08% to 15.43%	33.70% to 34.03%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Mid Cap Intersection Trust Series 1
Year Ended Dec. 31/07 (w)
Units, beginning of year	—
Units issued	89
Units redeemed	—

Units, end of year	89

Unit value, end of period $	11.59
Assets, end of period $	1,036
Investment income ratio*	0.00%
Expense ratio, lowest to highest**	0.65%
Total return, lowest to highest***	(7.29%)

(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	3,497	—
Units issued	29,526	3,810
Units redeemed	(3,589)	(313)

Units, end of year	29,434	3,497

Unit value, end of period $	49.27	39.87
Assets, end of period $	1,450,200	139,406
Investment income ratio*	0.01%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	23.59%	13.66%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	746,822	842,918	1,191,214	439,064	157,865
Units issued	268,501	429,518	832,322	1,709,693	463,180
Units redeemed	(324,869)	(525,614)	(1,180,618)	(957,543)	(181,981)

Units, end of year	690,454	746,822	842,918	1,191,214	439,064

Unit value, end of period $	21.39 to 22.00	17.44 to 18.58	15.46 to 16.45	13.62 to 14.44	11.52 to 12.20
Assets, end of period $	15,137,410	13,282,114	13,361,473	16,362,126	5,169,749
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	22.70% to 23.20%	12.75% to 13.21%	13.77% to 14.23%	18.26% to 18.68%	41.41% to 41.76%

	Sub-Account
	Mid Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	7,923	—
Units issued	32,428	8,649
Units redeemed	(11,714)	(726)

Units, end of year	28,637	7,923

Unit value, end of period $	12.76	12.67
Assets, end of period $	365,431	100,380
Investment income ratio*	1.27%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	0.72%	12.30%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,452,791	1,656,848	753,501	445,032	376,737
Units issued	125,745	665,474	1,329,000	675,227	383,482
Units redeemed	(1,035,680)	(869,531)	(425,653)	(366,758)	(315,187)

Units, end of year	542,856	1,452,791	1,656,848	753,501	445,032

Unit value, end of period $	21.46 to 22.04	21.46 to 21.94	19.24 to 19.55	17.93 to 18.12	14.50 to 14.59
Assets, end of period $	11,820,247	31,558,117	32,162,303	13,585,575	6,473,940
Investment income ratio*	1.00%	0.69%	0.38%	0.49%	0.36%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	0.04% to 0.44%	11.55% to 12.00%	7.31% to 7.68%	23.65% to 24.03%	24.54% to 24.86%

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	43,969	—
Units issued	149,985	46,901
Units redeemed	(83,748)	(2,932)

Units, end of year	110,206	43,969

Unit value, end of period $	21.71	21.60
Assets, end of period $	2,392,619	949,770
Investment income ratio*	2.30%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	0.51%	20.34%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	429,969	—
Units issued	2,530,991	705,113
Units redeemed	(1,617,434)	(275,144)

Units, end of year	1,343,526	429,969

Unit value, end of period $	16.90	16.12
Assets, end of period $	22,707,880	6,933,060
Investment income ratio*	4.54%	4.82%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	4.82%	4.70%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	4,383,149	2,786,033	2,174,205	2,120,159	2,245,118
Units issued	1,324,785	4,547,755	2,639,719	2,342,246	2,995,349
Units redeemed	(1,682,410)	(2,950,639)	(2,027,891)	(2,288,200)	(3,120,308)

Units, end of year	4,025,524	4,383,149	2,786,033	2,174,205	2,120,159

Unit value, end of period $	20.80 to 21.46	14.58 to 20.58	14.04 to 19.65	13.75 to 19.21	13.71 to 19.09
Assets, end of period $	83,833,691	86,696,310	52,697,960	40,361,843	38,888,983
Investment income ratio*	4.46%	4.40%	2.66%	0.81%	0.58%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	3.83% to 4.30%	3.70% to 4.17%	1.95% to 2.31%	0.15% to 0.46%	(0.07%) to 0.17%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	228	—
Units issued	44,794	236
Units redeemed	(10,834)	(8)

Units, end of year	34,188	228

Unit value, end of period $	23.82	16.92
Assets, end of period $	814,432	3,857
Investment income ratio*	1.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	40.81%	22.32%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (k)
Units, beginning of year	176,488	161,459	88,358	62,308	—
Units issued	145,660	253,308	197,987	108,859	66,429
Units redeemed	(67,206)	(238,279)	(124,886)	(82,809)	(4,121)

Units, end of year	254,942	176,488	161,459	88,358	62,308

Unit value, end of period $	54.82 to 55.72	39.22 to 39.65	32.28 to 32.54	22.14 to 22.24	17.92 to 17.95
Assets, end of period $	14,108,807	6,971,550	5,420,454	1,963,833	1,117,564
Investment income ratio*	1.07%	0.50%	0.00%	0.07%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	39.76% to 40.25%	21.50% to 21.87%	45.82% to 46.26%	23.51% to 23.88%	43.39% to 43.63%

(k)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Overseas Equity Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	65,482	—
Units issued	168,518	66,602
Units redeemed	(96,386)	(1,120)

Units, end of year	137,614	65,482

Unit value, end of period $	21.43	19.04
Assets, end of period $	2,948,953	1,246,990
Investment income ratio*	2.47%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	12.53%	19.76%

(g) Fund available in prior year but no activity.

	Sub-Account
	Pacific Rim Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	141	—
Units issued	36,865	146
Units redeemed	(11,039)	(5)

Units, end of year	25,967	141

Unit value, end of period $	15.40	14.10
Assets, end of period $	399,811	1,981
Investment income ratio*	2.47%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	9.19%	11.22%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Pacific Rim Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	677,202	562,685	592,545	487,239	500,442
Units issued	233,026	604,396	242,075	502,648	494,143
Units redeemed	(378,570)	(489,879)	(271,935)	(397,342)	(507,346)

Units, end of year	531,658	677,202	562,685	592,545	487,239

Unit value, end of period $	14.58 to 14.99	13.46 to 16.58	12.20 to 15.01	9.79 to 9.91	8.43 to 10.32
Assets, end of period $	7,900,944	9,231,358	6,929,233	5,836,323	4,250,322
Investment income ratio*	1.81%	0.90%	0.86%	0.65%	0.19%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	8.37% to 8.81%	10.27% to 10.71%	24.89% to 25.32%	16.14% to 16.50%	39.81% to 40.16%

	Sub-Account
	Quantitative All Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	154	—
Units issued	3,223	160
Units redeemed	(434)	(6)

Units, end of year	2,943	154

Unit value, end of period $	13.73	13.22
Assets, end of period $	40,413	2,045
Investment income ratio*	1.57%	3.01%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	3.82%	15.24%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Quantitative All Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (b)
Units, beginning of year	50	1,712	164	—
Units issued	13,530	34,598	3,081	1,784
Units redeemed	(13,527)	(36,260)	(1,533)	(1,620)

Units, end of year	53	50	1,712	164

Unit value, end of period $	22.51 to 22.72	21.84 to 21.99	19.08 to 19.18	17.69 to 17.75
Assets, end of period $	1,200	1,093	32,673	2,916
Investment income ratio*	0.31%	0.01%	3.08%	1.30%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	3.11% to 3.31%	14.42% to 14.65%	7.88% to 8.10%	14.16% to 14.39%

(b)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

	Sub-Account
	Quantitative Mid Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	70	—
Units issued	8,020	73
Units redeemed	(2,253)	(3)

Units, end of year	5,837	70

Unit value, end of period $	11.96	12.17
Assets, end of period $	69,797	860
Investment income ratio*	0.71%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(1.73%)	4.10%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Quantitative Mid Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	32,171	34,103	31,203	14,437	1,039
Units issued	5,908	30,835	9,698	41,021	27,939
Units redeemed	(35,052)	(32,767)	(6,798)	(24,255)	(14,541)

Units, end of year	3,027	32,171	34,103	31,203	14,437

Unit value, end of period $	14.33 to 14.67	14.73 to 15.02	14.24 to 14.44	12.62 to 12.71	10.74 to 10.80
Assets, end of period $	43,898	474,909	487,068	394,385	155,204
Investment income ratio*	0.13%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(2.72%) to (2.36%)	3.41% to 3.78%	12.89% to 13.23%	17.44% to 17.67%	37.65% to 37.92%

	Sub-Account
	Quantitative Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	124	—
Units issued	5,310	129
Units redeemed	(1,823)	(5)

Units, end of year	3,611	124

Unit value, end of period $	12.91	13.61
Assets, end of period $	46,602	1,687
Investment income ratio*	3.20%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(5.17%)	21.36%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Quantitative Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of year	1,038	—	—
Units issued	56,475	14,129	1,072
Units redeemed	(27,699)	(13,091)	(1,072)

Units, end of year	29,814	1,038	—

Unit value, end of period $	17.97 to 18.17	19.08 to 19.18	15.85
Assets, end of period $	539,099	19,810	—
Investment income ratio*	2.27%	0.22%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.45% to 0.65%	0.65%
Total return, lowest to highest***	(5.81%) to (5.53%)	20.38% to 20.63%	8.48%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	61,253	—
Units issued	41,795	71,898
Units redeemed	(41,404)	(10,645)

Units, end of year	61,644	61,253

Unit value, end of period $	80.44	95.27
Assets, end of period $	4,958,485	5,835,277
Investment income ratio*	2.87%	2.02%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(15.56%)	38.17%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	366,108	472,983	511,509	445,289	572,990
Units issued	91,471	79,184	132,415	359,425	190,483
Units redeemed	(173,642)	(186,059)	(170,941)	(293,205)	(318,184)

Units, end of year	283,937	366,108	472,983	511,509	445,289

Unit value, end of period $	96.01 to 98.74	45.30 to 117.35	32.99 to 85.23	29.65 to 76.43	22.58 to 57.88
Assets, end of period $	27,305,782	41,904,090	39,627,992	38,437,806	24,344,448
Investment income ratio*	2.57%	1.78%	1.96%	2.36%	2.98%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(16.20%) to (15.86%)	37.14% to 37.69%	11.07% to 11.52%	31.18% to 31.64%	38.24% to 38.59%

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	9,519	—
Units issued	8,989	9,712
Units redeemed	(4,166)	(193)

Units, end of year	14,342	9,519

Unit value, end of period $	11.14	10.01
Assets, end of period $	159,791	95,237
Investment income ratio*	7.43%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	11.36%	0.43%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (k)
Units, beginning of year	175,568	116,509	111,729	5,873	—
Units issued	230,718	103,018	85,239	262,524	133,583
Units redeemed	(55,796)	(43,959)	(80,459)	(156,668)	(127,710)

Units, end of year	350,490	175,568	116,509	111,729	5,873

Unit value, end of period $	15.72 to 15.95	14.22 to 14.38	14.25 to 14.37	14.14 to 14.22	13.05 to 13.07
Assets, end of period $	5,575,602	2,514,498	1,669,468	1,584,831	76,663
Investment income ratio*	7.51%	2.37%	0.00%	0.49%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	10.58% to 10.94%	(0.27%) to 0.05%	0.78% to 1.09%	8.35% to 8.69%	4.43% to 4.57%

(k)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	83	—
Units issued	44,540	86
Units redeemed	(13,257)	(3)

Units, end of year	31,366	83

Unit value, end of period $	14.24	11.90
Assets, end of period $	446,630	986
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	19.62%	5.60%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,326,101	1,728,120	2,513,425	2,816,080	2,889,535
Units issued	686,435	490,113	687,432	2,720,294	2,001,149
Units redeemed	(1,155,368)	(892,132)	(1,472,737)	(3,022,949)	(2,074,604)

Units, end of year	857,168	1,326,101	1,728,120	2,513,425	2,816,080

Unit value, end of period $	16.76 to 17.24	05.41 to 14.46	5.16 to 13.74	5.08 to 13.50	5.06 to 13.38
Assets, end of period $	12,527,168	16,624,064	20,287,236	30,223,103	26,154,570
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	18.72% to 19.21%	4.79% to 5.21%	1.37% to 1.78%	0.22% to 0.58%	49.43% to 49.79%

	Sub-Account
	Short-Term Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	1,338	—
Units issued	5,337	42,917
Units redeemed	(936)	(41,579)

Units, end of year	5,739	1,338

Unit value, end of period $	19.05	18.45
Assets, end of period $	109,311	24,683
Investment income ratio*	13.46%	35.06%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	3.25%	4.55%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	107,112	—
Units issued	178,101	112,610
Units redeemed	(110,291)	(5,498)

Units, end of year	174,922	107,112

Unit value, end of period $	19.59	17.19
Assets, end of period $	3,426,541	1,840,852
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	13.98%	13.47%

(g) Fund available in prior year but no activity.

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	11,525	—
Units issued	25,127	35,074
Units redeemed	(10,835)	(23,549)

Units, end of year	25,817	11,525

Unit value, end of period $	15.16	15.48
Assets, end of period $	391,430	178,426
Investment income ratio*	2.00%	2.39%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(2.06%)	17.64%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	668,353	728,419	453,968	162,048	226,973
Units issued	81,643	167,253	454,316	586,135	280,118
Units redeemed	(410,685)	(227,319)	(179,865)	(294,215)	(345,043)

Units, end of year	339,311	668,353	728,419	453,968	162,048

Unit value, end of period $	18.08 to 18.59	18.61 to 19.06	15.94 to 16.25	15.48 to 15.66	13.28 to 13.38
Assets, end of period $	6,241,315	12,623,575	11,739,024	7,067,046	2,159,093
Investment income ratio*	1.61%	0.49%	0.53%	0.34%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(2.85%) to (2.46%)	16.79% to 17.26%	3.16% to 3.58%	16.56% to 16.92%	44.85% to 45.20%

Sub-Account
Small Cap Opportunities Trust Series 0
Year Ended Dec. 31/07 (g)
Units, beginning of year	—
Units issued	5,199
Units redeemed	(1,645)

Units, end of year	3,554

Unit value, end of period $	11.87
Assets, end of period $	42,196
Investment income ratio*	2.68%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	(7.60%)

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (k)
Units, beginning of year	282,521	256,511	74,332	28,153	—
Units issued	64,717	171,059	314,871	98,813	32,131
Units redeemed	(209,295)	(145,049)	(132,692)	(52,634)	(3,978)

Units, end of year	137,943	282,521	256,511	74,332	28,153

Unit value, end of period $	23.42 to 23.86	25.54 to 25.92	23.28 to 23.53	21.77 to 21.88	17.43 to 17.45
Assets, end of period $	3,272,245	7,281,857	6,011,042	1,625,557	491,037
Investment income ratio*	1.75%	0.68%	0.00%	0.03%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(8.31%) to (7.94%)	9.68% to 10.12%	7.02% to 7.45%	24.96% to 25.34%	39.40% to 39.64%

(k)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

	Sub-Account
	Small Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	—	—
Units issued	2,123	5,610
Units redeemed	(721)	(5,610)

Units, end of year	1,402	—

Unit value, end of period $	12.39	12.32
Assets, end of period $	17,384	—
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	0.57%	7.62%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of year	2,996	1,196	—
Units issued	8,887	4,121	1,696
Units redeemed	(4,660)	(2,321)	(500)

Units, end of year	7,223	2,996	1,196

Unit value, end of period $	15.22 to 15.30	15.22 to 15.27	14.24 to 14.26
Assets, end of period $	109,996	45,604	17,031
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(0.01%) to 0.19%	6.86% to 7.08%	13.92% to 14.06%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	124,341	—
Units issued	15,444	143,375
Units redeemed	(37,776)	(19,034)

Units, end of year	102,009	124,341

Unit value, end of period $	34.40	35.44
Assets, end of period $	3,509,437	4,406,358
Investment income ratio*	0.97%	0.13%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(2.92%)	19.32%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Small Cap Value Trust Series 1
Year Ended Dec. 31/07 (cc)
Units, beginning of year	—
Units issued	31,908
Units redeemed	(31,161)

Units, end of year	747

Unit value, end of period $	12.26 to 12.39
Assets, end of period $	9,201
Investment income ratio*	0.02%
Expense ratio, lowest to highest**	0.45% to 0.65%
Total return, lowest to highest***	(1.88%) to (0.88%)

(cc)	Reflects the period from commencement of operations on November 12, 2007 through December 31, 2007.

	Sub-Account
	Small Company Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of year	77,847	2,740	—
Units issued	9,939	90,180	10,254
Units redeemed	(9,513)	(15,073)	(7,514)

Units, end of year	78,273	77,847	2,740

Unit value, end of period $	15.60 to 15.77	16.80 to 16.93	16.01 to 16.06
Assets, end of period $	1,234,056	1,317,577	43,967
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(7.15%) to (6.86%)	4.92% to 5.23%	5.63% to 5.84%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	5,566	—
Units issued	60,594	6,551
Units redeemed	(15,705)	(985)

Units, end of year	50,455	5,566

Unit value, end of period $	13.25	13.41
Assets, end of period $	668,711	74,625
Investment income ratio*	0.17%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(1.14%)	15.50%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,197,374	1,534,174	1,525,817	1,151,115	1,194,763
Units issued	494,264	813,580	766,171	1,166,644	1,030,795
Units redeemed	(794,778)	(1,150,380)	(757,814)	(791,942)	(1,074,443)

Units, end of year	896,860	1,197,374	1,534,174	1,525,817	1,151,115

Unit value, end of period $	18.69 to 19.29	19.05 to 28.45	16.62 to 24.78	15.67 to 23.28	12.60 to 18.70
Assets, end of period $	17,636,851	23,687,841	26,095,828	24,396,927	15,104,792
Investment income ratio*	0.15%	0.07%	0.27%	0.15%	0.44%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(1.89%) to (1.44%)	14.62% to 15.13%	6.29% to 6.66%	24.38% to 24.76%	32.81% to 33.12%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Special Value Trust Series 0
Year Ended Dec. 31/07 (q)
Units, beginning of year	—
Units issued	16
Units redeemed	(16)

Units, end of year	—

Unit value, end of period $	12.41
Assets, end of period $	—
Investment income ratio*	4.02%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	(0.22%)

(q)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.

	Sub-Account
	Special Value Trust Series 1
	Year Ended Dec. 31/07 (q)	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (k)
Units, beginning of year	16,931	15,605	11,949	10,527	—
Units issued	5,798	12,637	5,903	3,178	20,755
Units redeemed	(22,729)	(11,311)	(2,247)	(1,756)	(10,228)

Units, end of year	—	16,931	15,605	11,949	10,527

Unit value, end of period $	21.55 to 21.84	21.73 to 21.97	19.74 to 19.84	18.81 to 18.87	15.77
Assets, end of period $	—	370,598	309,231	225,420	166,036
Investment income ratio*	2.46%	0.03%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45%
Total return, lowest to highest***	(0.86%) to (0.61%)	10.12% to 10.45%	4.92% to 5.13%	19.40% to 19.65%	26.18%

(q)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.
(k)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Strategic Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	—	—
Units issued	18,075	60
Units redeemed	(5,146)	(60)

Units, end of year	12,929	—

Unit value, end of period $	10.99	10.99
Assets, end of period $	142,120	—
Investment income ratio*	10.56%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	0.02%	7.05%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	249,209	253,221	238,775	169,132	221,458
Units issued	109,181	138,457	176,347	290,490	397,326
Units redeemed	(156,628)	(142,469)	(161,901)	(220,847)	(449,652)

Units, end of year	201,762	249,209	253,221	238,775	169,132

Unit value, end of period $	21.60 to 22.22	19.92 to 22.32	18.71 to 20.86	18.32 to 20.38	17.27 to 19.15
Assets, end of period $	4,397,774	5,459,524	5,217,823	4,821,612	3,179,959
Investment income ratio*	9.23%	6.48%	2.48%	3.88%	6.69%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(0.85%) to (0.45%)	6.31% to 6.73%	1.98% to 2.34%	5.98% to 6.29%	12.38% to 12.66%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Strategic Income Trust Series 0
Year Ended Dec. 31/07 (g)
Units, beginning of year	—
Units issued	1,481
Units redeemed	(233)

Units, end of year	1,248

Unit value, end of period $	11.33
Assets, end of period $	14,141
Investment income ratio*	2.57%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	5.85%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Income Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (b)
Units, beginning of year	35,928	78,004	2,225	—
Units issued	20,922	37,952	90,668	2,246
Units redeemed	(40,457)	(80,028)	(14,889)	(21)

Units, end of year	16,393	35,928	78,004	2,225

Unit value, end of period $	14.97 to 15.14	14.24 to 14.35	13.78 to 13.82	13.56 to 13.57
Assets, end of period $	245,858	512,297	1,075,257	30,167
Investment income ratio*	1.70%	2.03%	12.20%	6.19%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35%to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	5.16% to 5.51%	3.31% to 3.62%	1.64% to 1.81%	8.46% to 8.60%

(b)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Strategic Opportunities Trust Series 0
	Year Ended Dec. 31/07 (p)	Year Ended Dec. 31/06 (g)
Units, beginning of year	8	—
Units issued	12,775	8
Units redeemed	(12,783)	—

Units, end of year	—	8

Unit value, end of period $	14.31	13.40
Assets, end of period $	—	106
Investment income ratio*	4.17%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	6.76%	12.25%

(p)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Opportunities Trust Series 1
	Year Ended Dec. 31/07 (p)	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	341,864	389,613	396,663	588,318	895,938
Units issued	44,491	164,694	146,665	299,516	493,480
Units redeemed	(386,355)	(212,443)	(153,715)	(491,171)	(801,100)

Units, end of year	—	341,864	389,613	396,663	588,318

Unit value, end of period $	15.85 to 16.26	11.16 to 15.24	10.01 to 13.59	9.17 to 12.43	8.21 to 11.09
Assets, end of period $	—	4,938,858	5,106,599	4,732,242	5,962,880
Investment income ratio*	0.78%	0.01%	0.40%	0.09%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	6.54% to 6.68%	11.38% to 11.83%	8.96%to 9.34%	11.58% to 11.93%	25.03% to 25.34%

(p)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06 (g)
Units, beginning of year	103,058	—
Units issued	171,563	107,642
Units redeemed	(118,467)	(4,584)

Units, end of year	156,154	103,058

Unit value, end of period $	17.03	15.89
Assets, end of period $	2,658,477	1,637,785
Investment income ratio*	11.03%	2.44%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	7.13%	4.07%

(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	34,283	—
Units issued	55,834	36,837
Units redeemed	(17,824)	(2,554)

Units, end of year	72,293	34,283

Unit value, end of period $	12.37	11.39
Assets, end of period $	894,516	390,568
Investment income ratio*	9.04%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	8.61%	3.67%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,570,478	2,385,781	2,833,935	2,319,152	2,315,832
Units issued	1,105,189	879,060	1,121,316	2,668,560	1,537,006
Units redeemed	(930,662)	(1,694,363)	(1,569,470)	(2,153,777)	(1,533,686)

Units, end of year	1,745,005	1,570,478	2,385,781	2,833,935	2,319,152

Unit value, end of period $	19.46 to 20.09	18.06 to 18.56	17.56 to 17.92	17.28 to 17.53	16.57 to 16.70
Assets, end of period $	34,656,094	28,840,343	42,371,818	49,394,073	38,643,292
Investment income ratio*	7.86%	3.62%	2.49%	3.71%	2.77%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.30% to 0.70%	0.30% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	7.73% to 8.23%	2.89% to 3.34%	1.76% to 2.17%	4.28% to 4.65%	4.32% to 4.60%

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	37	—
Units issued	8,318	37
Units redeemed	(1,433)	—

Units, end of year	6,922	37

Unit value, end of period $	48.65	46.25
Assets, end of period $	336,768	1,715
Investment income ratio*	3.08%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	5.19%	15.33%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	212,749	323,999	230,903	371,604	181,207
Units issued	144,535	144,172	313,142	405,051	467,766
Units redeemed	(96,286)	(255,422)	(220,046)	(545,752)	(277,369)

Units, end of year	260,998	212,749	323,999	230,903	371,604

Unit value, end of period $	13.90 to 14.29	13.31 to 13.63	11.62 to 11.83	11.10 to 11.23	9.99 to 10.07
Assets, end of period $	3,702,220	2,867,841	3,807,527	2,572,128	3,719,559
Investment income ratio*	2.17%	1.02%	0.99%	0.73%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	4.44% to 4.86%	14.49% to 14.95%	4.96% to 5.32%	11.02% to 11.35%	29.69% to 30.02%

Sub-Account
U.S. Core Trust Series 0
Year Ended Dec. 31/07 (g)
Units, beginning of year	—
Units issued	77,819
Units redeemed	(13,038)

Units, end of year	64,781

Unit value, end of period $	11.64
Assets, end of period $	754,280
Investment income ratio*	3.58%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	1.31%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Core Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	827,753	853,493	899,801	1,151,229	1,592,866
Units issued	131,686	237,418	549,300	471,319	695,451
Units redeemed	(560,542)	(263,158)	(595,608)	(722,747)	(1,137,088)

Units, end of year	398,897	827,753	853,493	899,801	1,151,229

Unit value, end of period $	20.58 to 21.16	11.57 to 20.96	10.66 to 19.25	10.50 to 18.89	9.89 to 17.73
Assets, end of period $	7,579,823	16,484,485	15,776,383	16,191,548	18,310,286
Investment income ratio*	2.13%	1.19%	1.38%	0.85%	1.02%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	0.56% to 0.97%	8.42% to 8.84%	1.32% to 1.72%	6.08% to 6.39%	25.77% to 26.09%

(o)	Fund renamed on May 1, 2006. Previously known as Growth & Income Trust.

Sub-Account
U.S. Global Leaders Growth Trust Series 0
Year Ended Dec. 31/07 (g)
Units, beginning of year	—
Units issued	429
Units redeemed	(320)

Units, end of year	109

Unit value, end of period $	11.51
Assets, end of period $	1,257
Investment income ratio*	1.92%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	3.72%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Global Leaders Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of year	51,406	83,180	—
Units issued	24,267	25,598	104,006
Units redeemed	(28,530)	(57,372)	(20,826)

Units, end of year	47,143	51,406	83,180

Unit value, end of period $	13.75 to 13.90	13.35 to 13.46	13.20 to 13.27
Assets, end of period $	652,965	690,161	1,100,951
Investment income ratio*	1.48%	0.00%	0.24%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	2.96% to 3.26%	1.14% to 1.45%	0.22% to 0.52%

(g)	Fund available in prior year but no activity.

	Sub-Account
	U.S. Government Securities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	30	—
Units issued	13,928	31
Units redeemed	(6,132)	(1)

Units, end of year	7,826	30

Unit value, end of period $	12.64	12.24
Assets, end of period $	98,886	370
Investment income ratio*	8.95%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	3.25%	4.39%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Government Securities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	690,780	649,545	541,692	595,722	1,081,467
Units issued	356,594	578,659	404,113	625,354	950,497
Units redeemed	(476,101)	(537,424)	(296,260)	(679,384)	(1,436,242)

Units, end of year	571,273	690,780	649,545	541,692	595,722

Unit value, end of period $	16.12 to 16.64	15.74 to 16.94	15.18 to 16.32	15.08 to 16.15	14.76 to 15.78
Assets, end of period $	9,452,949	11,102,160	9,984,112	8,245,778	8,887,862
Investment income ratio*	8.20%	5.48%	1.72%	1.95%	4.00%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	2.43% to 2.89%	3.66% to 4.13%	0.87% to 1.24%	2.21% to 2.54%	1.07% to 1.32%

	Sub-Account
	U.S. High Yield Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	400	—
Units issued	929	414
Units redeemed	(196)	(14)

Units, end of year	1,133	400

Unit value, end of period $	11.76	11.42
Assets, end of period $	13,322	4,564
Investment income ratio*	12.03%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	3.00%	9.60%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. High Yield Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	197	—
Units issued	39,504	201
Units redeemed	(21,322)	(4)

Units, end of year	18,379	197

Unit value, end of period $	14.42 to 14.54	14.11
Assets, end of period $	265,248	2,781
Investment income ratio*	10.24%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.65%
Total return, lowest to highest***	2.19% to 2.52%	8.89%

(g) Fund available in prior year but no activity.

	Sub-Account
	U.S. Large Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	—	—
Units issued	19,992	8,184
Units redeemed	(10,437)	(8,184)

Units, end of year	9,555	—

Unit value, end of period $	12.37	12.41
Assets, end of period $	118,228	—
Investment income ratio*	1.35%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(0.26%)	10.68%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Large Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,435,047	1,555,399	1,640,031	284,605	268,376
Units issued	313,621	270,247	430,513	1,930,714	230,093
Units redeemed	(440,194)	(390,599)	(515,145)	(575,288)	(213,864)

Units, end of year	1,308,474	1,435,047	1,555,399	1,640,031	284,605

Unit value, end of period $	15.86 to 16.36	16.02 to 16.46	14.58 to 14.84	13.91 to 14.07	12.79 to 12.89
Assets, end of period $	20,972,000	23,164,531	22,779,517	22,836,763	3,646,301
Investment income ratio*	1.09%	0.57%	0.43%	0.09%	0.39%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(1.04%) to (0.60%)	9.88% to 10.38%	5.08% to 5.45%	8.68% to 9.01%	36.17% to 36.52%

	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	149	—
Units issued	23,920	155
Units redeemed	(6,142)	(6)

Units, end of year	17,927	149

Unit value, end of period $	19.33	15.17
Assets, end of period $	346,525	2,261
Investment income ratio*	2.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	27.43%	31.06%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	131,267	154,810	40,217	12,829	4,043
Units issued	139,373	77,515	154,202	57,841	34,544
Units redeemed	(45,396)	(101,058)	(39,609)	(30,453)	(25,758)

Units, end of year	225,244	131,267	154,810	40,217	12,829

Unit value, end of period $	23.22 to 23.70	18.35 to 18.66	14.10 to 14.30	12.15 to 12.26	9.45 to 9.50
Assets, end of period $	5,302,683	2,433,871	2,200,446	489,462	121,451
Investment income ratio*	2.12%	2.31%	0.39%	0.54%	0.56%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.40% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	26.57% to 26.95%	30.15% to 30.55%	16.07% to 16.41%	28.57% to 28.91%	33.64% to 33.93%

Sub-Account
Value Trust Series 0
Year Ended Dec. 31/07 (g)
Units, beginning of year	—
Units issued	43,166
Units redeemed	(8,956)

Units, end of year	34,210

Unit value, end of period $	15.05
Assets, end of period $	514,782
Investment income ratio*	2.92%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	8.26%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	297,227	422,144	1,080,759	720,769	715,767
Units issued	322,269	199,825	208,115	1,280,008	639,080
Units redeemed	(223,711)	(324,742)	(866,730)	(920,018)	(634,078)

Units, end of year	395,785	297,227	422,144	1,080,759	720,769

Unit value, end of period $	30.09 to 30.95	25.21 to 28.68	20.94 to 23.77	18.71 to 21.18	16.33 to 18.39
Assets, end of period $	12,100,633	8,411,802	9,906,015	22,720,877	12,699,749
Investment income ratio*	1.37%	0.42%	0.55%	0.53%	1.23%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	7.46% to 7.89%	20.20% to 20.68%	11.78% to 12.22%	14.43% to 14.83%	37.86% to 38.20%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The Account is a funding vehicle for a number of variable universal life insurance products which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The preceding table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each sub-account that had units outstanding during the period were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum mortality and expense risk charge offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in Notes 3 and 4.

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trusts except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trusts is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.

(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

PART C OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a)	Resolutions of Board of Directors of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) establishing Separate Account N. Incorporated by reference to exhibit A (1) to the pre-effective amendment no. 1 file number 333-71312 filed with the Commission on January 2, 2002.

(b)	Not applicable.

(c)	(1) Distribution Agreement between John Hancock Life Insurance Company (U.S.A.) and ManEquity, Inc. dated January 1, 2001. . Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(2)	Form of General Agent Servicing Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors. Incorporated by reference to pre-effective number 1 file number 333-126668 filed with the Commission on October 12, 2005.

(3)	Form of General Agent Selling Agreement by and among John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York and John Hancock Distributors. . Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(d)	Form of Specimen Flexible Premium Variable Life Insurance Policy. Incorporated by reference to post-effective amendment number 6 file number 333-100567 filed with the Commission on April 30, 2007.

(2)	Form of Specimen Flexible Term Insurance Option Term Life Rider. Incorporated by reference to post-effective amendment number 6 file number 333-100567 filed with the Commission on April 30, 2007.

(e)(1) Form of Specimen Application for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10) to post-effective amendment number 7 file number 33-52310 filed with the Commission on April 26, 1996. (2) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10) to post-effective amendment number 9 file number 33-52310 filed with the Commission on April 26, 1996.

(f)	(1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992. . Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(a)	Amendment to the Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(b)	Amendment to the Articles of Redomestication dated January 1, 2005. . Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(2)	By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992. Incorporated by reference to pre-effective amendment no. 1 file number 333- 126668 filed with the Commission on October 12, 2005.

(a)	Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(b)	Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(c)	Amendment to the By-laws of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004. . Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(g)	The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h)(1) Form of Participation Agreement among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit A(6) to pre-effective amendment no. 1 file number 333-100597 filed with the Commission on December 16, 2002.

Powers of Attorney

(i)	Powers of Attorney for James R. Boyle, John DesPrez III, John R. Ostler, Rex Schlaybaugh, Jr., Diana Scott, and Warren Thomson are incorporated by reference to post-effective amendment number 5 file number 333-100567 filed with the Commission on May 1, 2006.

(ii)	Powers of Attorney for Marc Costantini, Steven A. Finch, Hugh McHaffie and Katherine MacMillan are incorporated by reference to post-effective amendment number 7 file number 333-100567 filed with the Commission on April 30, 2007.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) as of April 1, 2008

Name and Principal Business Address	Position with Depositor
Directors
James R. Boyle**	Director
Marc Costantini*	Director
John D. DesPrez III*	Director
Steven A. Finch**	Director
Hugh McHaffie*	Director
Katherine MacMillan*****	Director
Rex Schlaybaugh, Jr.*******	Director
Diana Scott*	Director
Warren Thomson**	Director
Officers
John D. DesPrez III*	Chairman and President
Hugh McHaffie*	Executive Vice President, Wealth Management

Name and Principal Business Address	Position with Depositor
James R. Boyle**	Executive Vice President, Life Insurance
Stephen R. McArthur****	Executive Vice President and General Manager, Reinsurance
Steven A. Finch**	Executive Vice President and General Manager, JH Insurance
Katherine MacMillan*****	Executive Vice President and General Manager, JH RPS
Marc Costantini*	Executive Vice President and General Manager, JH Annuities
Jonathan Chiel*	Executive Vice President and General Counsel
Warren Thomson**	Executive Vice President US Investments
Executive Vice President and Chief Investment Officer, US
Scott Hartz**	Investments
Lynne Patterson*	Senior Vice President and Chief Financial Officer
Diana Scott*	Senior Vice President, Human Resources
Peter Levitt	Senior Vice President and Treasurer
Jeffery Whitehead	Vice President and Controller
Emanuel Alves*	Vice President, Counsel and Corporate Secretary
Mitchell A. Karman**	Vice President, Chief Compliance Officer and Counsel
John Brabazon**	Vice President & CFO, US Investments
Peter Mitsopoulos******	Vice President, Treasury
Kris Ramdial*****	Vice President, Treasury
Philip Clarkson**	Vice President, Taxation
Brian Collins****	Vice President, Taxation
John H. Durfey****	Assistant Secretary
Kwong Yiu****	Assistant Secretary
Grace O’Connell*	Assistant Secretary
Deanna Garland**	Assistant Secretary

*	Principal Business Office is 601 Congress Street, Boston, MA 02210

**	Principal Business Office is 197 Clarendon Street, Boston, MA 02117

***	Principal Business Office is 200 Clarendon Street, Boston, MA 02117

****	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

******	Principal Business Office is 380 Stuart Street, Boston, MA 02117

*******	Principal Business Office is 400 Renaissance Center, Detroit, MI 48243

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock (USA), operated as a unit investment trust. Registrant supports benefits payable under John Hancock USA’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

A list of persons directly or indirectly controlled by or under common contract with John Hancock (USA) as of December 31, 2007 appears below:

Subsidiary Name

Manulife Reinsurance Limited (Bermuda) Cavalier Cable, Inc.

John Hancock Investment Management Services, LLC Manulife Reinsurance (Bermuda) Limited Manulife Service Corporation

John Hancock Life Insurance Company of NewYork Ennal, Inc.

John Hancock Distributors, LLC

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC and various broker- dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses

(including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Separate Account S	Principal Underwriter
John Hancock Variable Life Separate Account U	Principal Underwriter
John Hancock Variable Life Separate Account V	Principal Underwriter
John Hancock Variable Life Separate Account UV	Principal Underwriter
John Hancock Variable Annuity Separate Account I	Principal Underwriter
John Hancock Variable Annuity Separate Account JF	Principal Underwriter
John Hancock Variable Annuity Separate Account U	Principal Underwriter
John Hancock Variable Annuity Separate Account V	Principal Underwriter
John Hancock Variable Annuity Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and Officers of JHD LLC as of April 1, 2008.

Name	Title
Edward Eng*****	Board Manager
Steven A. Finch**	Board Manager
Lynne Patterson*	Board Manager
Warren Thomson**	Board Manager
Christopher Walker****	Board Manager
Karen Walsh*	Board Manager

Emanuel Alves*	Secretary
Philip Clarkson***	Vice President, U.S. Taxation
Brian Collins****	Vice President, U.S. Taxation
David Crawford****	Assistant Secretary
Vice President, Product Development Retirement Plan
Edward Eng*****	Services
Steven A. Finch**	President and CEO
Peter Levitt*****	Senior Vice President, Treasurer
Heather Justason****	Chief Operating Officer
Jeff Long*	Chief Financial Officer and Financial Operations Principal
Kathleen Pettit**	Vice President and Chief Compliance Officer
Kris Ramdial*****	Vice President, Treasury

Name	Title
Pamela Schmidt**	General Counsel
Karen Walsh*	Vice President, Annuity Distribution

*	Principal Business Office is 601 Congress Street, Boston, MA 02210

**	Principal Business Office is 197 Clarendon Street, Boston, MA 02117

***	Principal Business Office is 200 Clarendon Street, Boston, MA 02117

****	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

The John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of the 22nd day of April, 2008.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT N

(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By: /s/ John D. DesPrez III

John D. DesPrez III

Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(Depositor)

By: /s/ John D. DesPrez III

John D. DesPrez III

Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 22nd day of April, 2008.

/s/ Lynne Patterson	Senior Vice President and Chief Financial Officer
Lynne Patterson

/s/ Jeffery J. Whitehead	Vice President and Controller
Jeffery J. Whitehead

*	Director
James R. Boyle

*	Director
Marc Costantini

*	Director
John D. DesPrez III

*	Director
Steven A. Finch

*	Director
Katherine MacMillan

*	Director
Hugh McHaffie

*	Director
Rex Schlaybaugh, Jr.

*	Director
Diana Scott

*	Director
Warren A. Thomson

/s/ James C. Hoodlet
James C. Hoodlet
Pursuant to Power of Attorney

May, 2008

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Variable Life Account N (the “Account” or “Separate Account”).

1. The prospectuses for the “Corporate VUL” products are amended to replace the list of available investment options on page 1 of the product prospectus with the following:

500 Index	Fundamental Value	Mid Cap Value
500 Index B	Global	Money Market
Active Bond	Global Allocation	Natural Resources
All Cap Core	Global Bond	Optimized All Cap
All Cap Growth	Global Real Estate	Optimized Value
All Cap Value	Health Sciences	Pacific Rim
American Asset Allocation	High Yield	PIMCO VIT All Asset
American Blue Chip Income and Growth	Income & Value	Real Estate Securities
American Bond	Index Allocation	Real Return Bond
American Growth	International Core	Science & Technology
American Growth-Income	International Equity Index A	Small Cap
American International	International Opportunities	Small Cap Index
Blue Chip Growth	International Small Cap	Small Cap Opportunities
Capital Appreciation	International Value	Small Cap Value
Capital Appreciation Value	Investment Quality Bond	Small Company Value
Classic Value	Large Cap	Strategic Bond
Core Allocation Plus	Large Cap Value	Strategic Income
Core Bond	Lifestyle Aggressive	Total Return
Core Equity	Lifestyle Balanced	Total Stock Market Index
Disciplined Diversification	Lifestyle Conservative	U.S. Core
Emerging Growth	Lifestyle Growth	U.S. Government Securities
Emerging Small Company	Lifestyle Moderate	U.S. High Yield Bond
Equity-Income	Mid Cap Index	U.S. Large Cap
Financial Services	Mid Cap Intersection	Utilities
Franklin Templeton Founding Allocation	Mid Cap Stock	Value

1

2. The last two tables appearing in the section entitled “FEE TABLES” are deleted and the following substituted in their place. Please note that certain of the investment options described in these tables may not be available to you under your policy.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

	Minimum	Maximum
Expenses that are deducted from the portfolio assets, including advisory fees, Rule 12b-1 fees and other expenses	0.49%	1.57%

The next table describes the fees and expenses for each of the portfolios. Except as indicated in the footnotes at the end of the table, the expenses are expressed as a percentage of the portfolio’s average net assets for the fiscal year ending December 31, 2007. Except for the 500 Index B portfolio, all of the portfolios shown in the table are Series 1 shares that are subject to Rule 12b-1 fees. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for the portfolio.

Portfolio Annual Expenses

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses [1]	Contractual Expense Reimbursement	Net Fund Operating Expenses
500 Index[3,14]	0.46%	0.05%	0.03%	0.00%	0.54%	0.00%	0.54%
500 Index B2	0.46%	0.00%	0.03%	0.00%	0.49%	0.24%	0.25%
Active Bond[3]	0.60%	0.05%	0.03%	0.00%	0.68%	0.00%	0.68%
All Cap Core[3]	0.77%	0.05%	0.04%	0.00%	0.86%	0.00%	0.86%
All Cap Growth[3]	0.85%	0.05%	0.05%	0.00%	0.95%	0.00%	0.95%
All Cap Value[3]	0.83%	0.05%	0.07%	0.00%	0.95%	0.00%	0.95%
American Asset Allocation[4,5,6]	0.31%	0.60%	0.05%	0.00%	0.96%	0.01%	0.95%
American Blue Chip Income and Growth[4]	0.41%	0.60%	0.04%	0.00%	1.05%	0.00%	1.05%
American Bond[4,5]	0.40%	0.60%	0.03%	0.00%	1.03%	0.00%	1.03%
American Growth[4]	0.32%	0.60%	0.03%	0.00%	0.95%	0.00%	0.95%
American Growth-Income[4]	0.26%	0.60%	0.03%	0.00%	0.89%	0.00%	0.89%
American International[4]	0.49%	0.60%	0.05%	0.00%	1.14%	0.00%	1.14%
Blue Chip Growth[3,7]	0.81%	0.05%	0.02%	0.00%	0.88%	0.00%	0.88%
Capital Appreciation[3]	0.73%	0.05%	0.04%	0.00%	0.82%	0.00%	0.82%
Capital Appreciation Value[3,6]	0.85%	0.05%	0.11%	0.00%	1.01%	0.00%	1.01%
Classic Value[3]	0.80%	0.05%	0.07%	0.00%	0.92%	0.00%	0.92%
Core Allocation Plus[3,6]	0.92%	0.05%	0.14%	0.00%	1.11%	0.00%	1.11%
Core Bond[3]	0.64%	0.05%	0.11%	0.00%	0.80%	0.01%	0.79%
Core Equity[3]	0.77%	0.05%	0.04%	0.00%	0.86%	0.00%	0.86%
Disciplined Diversification[3,6,8]	0.80%	0.05%	0.14%	0.00%	0.99%	0.24%	0.75%
Emerging Growth[3]	0.80%	0.05%	0.17%	0.00%	1.02%	0.00%	1.02%
Emerging Small Company[3]	0.97%	0.05%	0.05%	0.00%	1.07%	0.00%	1.07%
Equity-Income[3,7]	0.81%	0.05%	0.03%	0.00%	0.89%	0.00%	0.89%
Financial Services[3]	0.81%	0.05%	0.05%	0.00%	0.91%	0.00%	0.91%
Franklin Templeton Founding Allocation [6,9]	0.05%	0.05%	0.03%	0.86%	0.99%	0.05%	0.94%
Fundamental Value[3]	0.76%	0.05%	0.04%	0.00%	0.85%	0.00%	0.85%
Global[3,10,11,12]	0.81%	0.05%	0.11%	0.00%	0.97%	0.01%	0.96%
Global Allocation[3]	0.85%	0.05%	0.11%	0.05%	1.06%	0.00%	1.06%
Global Bond[3]	0.70%	0.05%	0.11%	0.00%	0.86%	0.00%	0.86%

2

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses [1]	Contractual Expense Reimbursement	Net Fund Operating Expenses
Global Real Estate[3,6]	0.93%	0.05%	0.13%	0.00%	1.11%	0.00%	1.11%
Health Sciences[3,7]	1.05%	0.05%	0.09%	0.00%	1.19%	0.00%	1.19%
High Yield[3]	0.66%	0.05%	0.04%	0.00%	0.75%	0.00%	0.75%
Income and Value[3]	0.80%	0.05%	0.06%	0.00%	0.91%	0.00%	0.91%
Index Allocation[6,13]	0.05%	0.05%	0.03%	0.53%	0.66%	0.06%	0.60%
International Core[3]	0.89%	0.05%	0.13%	0.00%	1.07%	0.00%	1.07%
International Equity Index A3, 14	0.53%	0.05%	0.03%	0.01%	0.62%	0.01%	0.61%
International Opportunities[3]	0.87%	0.05%	0.12%	0.00%	1.04%	0.00%	1.04%
International Small Cap[3]	0.91%	0.05%	0.21%	0.00%	1.17%	0.00%	1.17%
International Value[3,10]	0.81%	0.05%	0.16%	0.00%	1.02%	0.02%	1.00%
Investment Quality Bond[3]	0.59%	0.05%	0.07%	0.00%	0.71%	0.00%	0.71%
Large Cap[3]	0.71%	0.05%	0.04%	0.00%	0.80%	0.01%	0.79%
Large Cap Value[3]	0.81%	0.05%	0.04%	0.00%	0.90%	0.00%	0.90%
Lifestyle Aggressive	0.04%	0.05%	0.02%	0.87%	0.98%	0.00%	0.98%
Lifestyle Balanced	0.04%	0.05%	0.02%	0.82%	0.93%	0.00%	0.93%
Lifestyle Conservative	0.04%	0.05%	0.02%	0.76%	0.87%	0.00%	0.87%
Lifestyle Growth	0.04%	0.05%	0.02%	0.85%	0.96%	0.00%	0.96%
Lifestyle Moderate	0.04%	0.05%	0.02%	0.80%	0.91%	0.00%	0.91%
Mid Cap Index[3,14]	0.47%	0.05%	0.03%	0.00%	0.55%	0.01%	0.54%
Mid Cap Intersection[3]	0.87%	0.05%	0.06%	0.00%	0.98%	0.00%	0.98%
Mid Cap Stock[3]	0.84%	0.05%	0.05%	0.00%	0.94%	0.01%	0.93%
Mid Cap Value[3]	0.85%	0.05%	0.05%	0.00%	0.95%	0.00%	0.95%
Money Market[3]	0.48%	0.05%	0.03%	0.00%	0.56%	0.01%	0.55%
Natural Resources[3]	1.00%	0.05%	0.08%	0.00%	1.13%	0.00%	1.13%
Optimized All Cap[3]	0.71%	0.05%	0.04%	0.00%	0.80%	0.00%	0.80%
Optimized Value[3]	0.65%	0.05%	0.04%	0.00%	0.74%	0.00%	0.74%
Pacific Rim[3]	0.80%	0.05%	0.27%	0.00%	1.12%	0.01%	1.11%
PIMCO VIT All Asset[15]	0.18%	0.25%	0.45%	0.69%	1.57%	0.02%	1.55%
Real Estate Securities[3]	0.70%	0.05%	0.03%	0.00%	0.78%	0.00%	0.78%
Real Return Bond[3,16,17]	0.68%	0.05%	0.06%	0.00%	0.79%	0.00%	0.79%
Science and Technology[3,7]	1.05%	0.05%	0.09%	0.00%	1.19%	0.00%	1.19%
Small Cap[3]	0.85%	0.05%	0.09%	0.01%	1.00%	0.01%	0.99%
Small Cap Index[3,14]	0.48%	0.05%	0.03%	0.00%	0.56%	0.00%	0.56%
Small Cap Opportunities[3]	0.99%	0.05%	0.04%	0.00%	1.08%	0.00%	1.08%
Small Cap Value[3]	1.06%	0.05%	0.05%	0.00%	1.16%	0.00%	1.16%
Small Company Value[3,7]	1.02%	0.05%	0.04%	0.00%	1.11%	0.00%	1.11%
Strategic Bond[3]	0.67%	0.05%	0.07%	0.00%	0.79%	0.00%	0.79%
Strategic Income[3]	0.69%	0.05%	0.09%	0.00%	0.83%	0.00%	0.83%
Total Return[3,11,16]	0.69%	0.05%	0.06%	0.00%	0.80%	0.00%	0.80%
Total Stock Market Index[3,14]	0.48%	0.05%	0.04%	0.00%	0.57%	0.01%	0.56%
U.S. Core[3]	0.76%	0.05%	0.05%	0.00%	0.86%	0.01%	0.85%
U.S. Government Securities[3]	0.61%	0.05%	0.07%	0.00%	0.73%	0.00%	0.73%
U.S. High Yield Bond[3]	0.73%	0.05%	0.05%	0.00%	0.83%	0.01%	0.82%
U.S Large Cap[3]	0.82%	0.05%	0.03%	0.00%	0.90%	0.00%	0.90%
Utilities[3,6]	0.82%	0.05%	0.15%	0.00%	1.02%	0.01%	1.01%
Value[3]	0.74%	0.05%	0.04%	0.00%	0.83%	0.00%	0.83%

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1.

Total Operating Expenses include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”). The Total Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section in the prospectus for the portfolio, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses are estimated, not actual, amounts based on the portfolio’s current fiscal year.

2.

John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. As reflected in the table, each portfolio is subject to an expense cap pursuant to an agreement between the Trust and John Hancock Investment Management Services, LLC (the “Adviser”). The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’s Total Operating Expenses does not exceed its Net Operating Expenses as listed in the table above. A portfolio’s Total Operating Expenses includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2009 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of ours or any of our affiliates that are specified in the agreement.

3.

Effective January 1, 2006, the Adviser has contractually agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The reimbursement will remain in effect until May 1, 2009.

See the Trust prospectus for information on the participating portfolios.

4.

Capital Research Management Company (the adviser to the master fund for each of the Trust feeder funds) is voluntarily waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds’ prospectus or annual report for further information.

5.

The table reflects the fees and expenses of the master and feeder portfolios. The Adviser has contractually limited other expenses at the feeder portfolio level to 0.03% until May 1, 2010, and the table reflects this limit. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

6.

For portfolios that have not started operations or have had operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.

7.

T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Health Sciences, Science & Technology, Small Company Value, Spectrum Income and Real Estate Equity portfolios. Based on the combined average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) as of November 1, 2006 is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser. The fees shown do not reflect this waiver. For more information, please see the prospectus for the underlying portfolios.

8.

The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.70% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust.

9.

The Adviser has contractually agreed to limit portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses includes advisory fee and other operating expenses of the portfolio, but excludes 12b-1 fees, underlying portfolio expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

10.

The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This advisory fee waiver will remain in place until May 1, 2010.

11.	The advisory fee rate shown reflects the tier schedule that is currently in place as described in the prospectus for the underlying portfolio.
12.

The Adviser has contractually agreed to reduce its advisory fee for a class of shares of a portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees,

4

transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the portfolio.

13.

The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.02% of the average annual net assets of the portfolio. Expenses includes all expenses of the portfolio except Rule 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.

14.

The Adviser has voluntarily agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense limitation may be terminated at any time.

15.

Other expenses for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. Acquired Fund fees and expenses for the portfolio are based upon an allocation of the portfolio’s assets among the underlying portfolios and upon the total annual operating expenses of the Institutional Class shares of these underlying portfolios. Acquired Fund fees and expenses will vary with changes in the expenses of the underlying portfolios, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying portfolio for the most recent fiscal year, please refer to the prospectus for the underlying portfolio. Pacific Investment Management Company LLC (“PIMCO”), the adviser to the portfolio, has contractually agreed for the current fiscal year to reduce its advisory fee to the extent that the underlying portfolio expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the underlying portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. This expense reduction is implemented based on a calculation of Acquired Fund fees and expenses shown in the table. For more information, please refer to the prospectus for the underlying portfolio.

16.	Other Expenses reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.
17.

The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2007 had the new rates been in effect for the whole year.

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3. The section of the prospectus entitled “TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS” is deleted and the following is substituted in its place. Please note that certain of the investment options described in this table may not be available to you under your policy.

TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the All Asset portfolio) and hold the shares in a sub-account of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth, and American Bond portfolios invests in shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth, Growth, and American Bond portfolios operate as “feeder funds,” which means that the portfolio does not buy investment securities directly. Instead, it invests in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

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The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index	MFC Global Investment Management (U.S.A.) Limited	Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To pursue this goal, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P 500 Index* and securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the Index 500 Fund’s investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics as securities that are in the S&P 500 Index.

500 Index B	MFC Global Investment Management (U.S.A.) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad based U.S. domestic equity market index. To pursue this goal, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P 500 Index* and securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics to securities that are in the S&P 500 Index.

Active Bond	Declaration Management & Research LLC & MFC Global Management (U.S.), LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in a diversified mix of debt securities and instruments.

All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-capitalization) of those within the Russell 3000 Index.*

All Cap Growth	Invesco Aim Capital Management, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies that the subadviser believes likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the portfolio will be incidental.

All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.

American Asset Allocation	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in the master fund, Class 1 shares of the Asset Allocation portfolio, a series of American Funds Insurance Series. The portfolio invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the portfolio may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as junk bonds. The portfolio is designed for investors seeking above-average total return.

7

Portfolio	Portfolio Manager	Investment Objective and Strategy
American Blue Chip Income and Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in the master fund, Class 1 shares of the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The Blue Chip Income and Growth portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Blue Chip Income and Growth portfolio may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The Blue Chip Income and Growth portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities.

American Bond	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in the master fund, Class 1 shares of the Bond portfolio, a series of American Funds Insurance Series. The Bond portfolio normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The Bond portfolio will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba or below by Moody’s and BB or below by S&P or that are unrated but determined to be of equivalent quality (so called junk bonds). The Bond portfolio may invest in bonds of issuers domiciled outside the U.S.

American Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada.

American Growth-Income	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth-Income portfolio may invest a portion of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.*

American International	Capital Research and Management Company (adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S.

Blue Chip Growth	T. Rowe Price Associates, Inc.	To provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.

Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Classic Value	Pzena Investment Management, LLC.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its assets in domestic equity securities. The portfolio may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts and foreign securities listed and traded on a U.S. exchange or the NASDAQ market.

Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time.

Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Core Equity	Legg Mason Capital Management, Inc.	To seek long-term capital growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities that, in the subadviser’s opinion, offer the potential for capital growth.

Disciplined Diversification	Dimensional Fund Advisers LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

		Target Allocation	Range of Allocations
		Equity Securities: 70%	65% - 75%
		Fixed Income Securities: 30%	25% - 35%

Emerging Growth	MFC Global Investment Management (U.S.), LLC	To seek superior long-term rates of return through capital appreciation. Under normal market conditions, the portfolio seeks to achieve its objective by investing primarily in high quality securities (those with a proven track record of performance and/or growth) and convertible instruments of small-capitalization U.S. companies.

Emerging Small Company	RCM Capital Management LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) at the time of investment in securities of small-capitalization companies. The subadviser defines securities of small-capitalization companies as common stocks and other equity securities of U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Equity-Income	T. Rowe Price Associates, Inc.	To provide substantial dividend income and also long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities, with at least 65% in common stocks of well established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services. The portfolio invests primarily in common stocks of financial services companies.

Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: the Global Trust, Income Trust and Mutual Shares Trust, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Trust only purchases NAV shares (which are not subject to Rule 12b-1 fees).

9

Portfolio	Portfolio Manager	Investment Objective and Strategy
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Global Allocation	UBS Global Asset Management (Americas) Inc.	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.

Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, future contracts, or swap agreements.

Global Real Estate	Deutsche Investment Management Americas Inc.	To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.

Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”).

High Yield	Western Asset Management Company	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

		Moody’s	Ba through C
		Standard & Poor’s	BB through D

Income & Value	Capital Guardian Trust Company	To seek the balanced accomplishment of conservation of principal and long-term growth of capital and income. Under normal market conditions, the portfolio invests its assets in both equity and fixed income securities. The subadviser has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the portfolio’s total assets will be invested in fixed income securities unless the subadviser determines that some other proportion would better serve the portfolio’s investment objective.

Index Allocation	MFC Global Investment Management (U.S.A.) Limited	To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.

International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad -based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the Fund invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index.*

International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.

International Small Cap	Franklin Templeton Investment Corp.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in investments of small companies outside the U.S., including emerging markets, which have total stock market capitalization or annual revenues of $4 billion or less.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of companies located outside the U.S., including in emerging markets.

Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at or below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and invests 100% of its assets in underlying portfolios which invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and invests approximately 40% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 60% in underlying portfolios which invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and invests approximately 80% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 20% in underlying portfolios which invest primarily in equity securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and invests approximately 20% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 80% in underlying portfolios which invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and invests approximately 60% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 40% in underlying portfolios which invest primarily in equity securities.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P MidCap 400 Index* and securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Intersection	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, medium-sized companies are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations within the market capitalization range of companies in the Russell MidCap Index.* This range varies daily. The portfolio invests 65% of its total assets in equity securities which it believes to be undervalued in the marketplace.

Money Market	MFC Global Investment Management (U.S.A.) Limited	To obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments.

Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital. The portfolio invests in U.S. companies with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Pacific Rim	MFC Global Investment Management (U.S.A.) Limited	To achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

PIMCO VIT All Asset Portfolio (a series of the PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of common stocks of large and mid-sized U.S. companies and bonds with an overall intermediate term average maturity.

Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of REITs and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	T. Rowe Price Associates, Inc. & RCM Capital Management LLC	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

Small Cap	Independence Investments LLC	To seek maximum capital appreciation consistent with reasonable risk to principal. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small-capitalization companies whose market capitalizations, at the time of investment, do not exceed the greater of $2 billion, the market capitalization of the companies in the Russell 2000 Index,* and the market capitalization of the companies in the S&P SmallCap 600 Index.*

Small Cap Index	MFC Global Investment Management (U.S.A) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests, at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Russell 2000 Index* and securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Small Cap Opportunities	Munder Capital Management	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. “Small-capitalization companies” are those companies with market capitalizations, at the time of investment, within the range of the companies in the Russell 2000 Index.*

Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income	MFC Global Investment Management (U.S.), LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities and domestic high yield bonds.

Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Dow Jones Wilshire 5000 Index,* and securities (which may or may not be included in the Dow Jones Wilshire 5000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek a high total return. Under normal market conditions, the portfolio invests at least 80% of its net assets in investments tied economically to the U.S., and it typically invests in equity investments in U.S. companies whose stocks are included in the S&P 500 Index* or in companies with size and growth characteristics similar to companies that issue stocks included in the Index.

U.S. Government Securities	Western Asset Management Company	To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S. Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

U.S. High Yield Bond	Wells Capital Management, Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as junk bonds or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

U.S. Large Cap	Capital Guardian Trust Company	To seek long-term growth of capital and income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of U.S. companies with market capitalizations, at the time of investment, greater than $500 million.

Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Value	Van Kampen	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*

*

“Dow Jones Wilshire 5000 Index ®” is a trademark of Wilshire Associates. “MSCI All Country World ex US Index” is a trademark of Morgan Stanley & Co. Incorporated.“Russell 1000, ®” “Russell 2000, ®” “Russell 2500, ®” “Russell 3000, ®” “Russell MidCap, ®” and “Russell MidCap Value ®” are trademarks of Frank Russell Company. “S&P 500, ®” “S&P MidCap 400, ®” and “S&P SmallCap 600 ® ” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indexes referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 29, 2008, set out below:

Dow Jones Wilshire 5000 Index — $25 million to $468.29 billion MSCI All Country World Ex US Index — $56 million to $309 billion Russell 1000 Index — $302 million to $468.29 billion Russell 2000 Index — $25 million to $7.68 billion

Russell 2500 Index — $25 million to $16.12 billion Russell 3000 Index — $25 million to $468.29 billion Russell MidCap Index — $302 million to $49.3 billion Russell MidCap Value Index — $463 million to $49.3 billion S&P 500 Index — $744 million to $468.29 billion S&P MidCap 400 Index — $302 million to $11.13 billion S&P SmallCap 600 Index — $65 million to $5.26 billion

4. Insert the following paragraph at the end of the section of the prospectus entitled “Transfers of Policy Value.”

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

5. The discussion under the section of the prospectus entitled “TAX TREATMENT OF THE POLICY” is deleted and the following is substituted in its place.

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC

15

tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Code. We have designed the rider to meet these standards.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

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Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be

17

required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under the policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalcuated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

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Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

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In addition to the disclosure contained herein, John Hancock (USA) has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock (USA) and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock (USA) representative. The SAI may be obtained by contacting the John Hancock (USA) Servicing Office. You should also contact the John Hancock (USA) Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.